                                  DELAWARE(SM)
                                  INVESTMENTS
                             ---------------------
                             Philadelphia o London

                       Delaware International Equity Fund
                          Delaware Global Equity Fund
                         Delaware Overseas Equity Fund
                         Delaware Emerging Markets Fund
                           Delaware New Pacific Fund
                           Delaware Global Bond Fund



                          Class A o Class B o Class C
                          Prospectus February 1, 2000


                         International and Global Funds

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this prospectus, and any representation to the contrary is a criminal offense.

Table of contents

 .................................................................
Fund profiles                                              page 2
Delaware International Equity Fund                              2
Delaware Global Equity Fund                                     4
Delaware Overseas Equity Fund                                   7
Delaware Emerging Markets Fund                                  9
Delaware New Pacific Fund                                      12
Delaware Global Bond Fund                                      14
 .................................................................
How we manage the Funds                                   page 16
Our investment strategies                                      16
The securities we typically invest in                          21
The risks of investing in the Funds                            28
 .................................................................
Who manages the Funds                                     page 32
Investment managers and sub-advisers                           32
Portfolio managers                                             32
Fund administration (Who's who)                                35
 .................................................................
About your account                                        page 36
Investing in the Funds                                         36
   Choosing a share class                                      36
How to reduce your sales charge                                38
How to buy shares                                              39
Retirement plans                                               40
How to redeem shares                                           41
Account minimums                                               42
Special services                                               42
Dividends, distributions and taxes                             44
 .................................................................
Certain management considerations                         page 45
 .................................................................
Financial highlights                                      page 46

Profile: Delaware International Equity Fund

What is the Fund's goal?

   Delaware International Equity Fund seeks long-term growth without undue risk to principal. Although the Fund will strive to achieve its goal, there is no assurance that it will.

What are the Fund's main investment strategies? The Fund invests primarily in foreign equity securities that provide the potential for capital appreciation and income. At least 65% of the Fund's total assets will be invested in equity securities of issuers from at least three foreign countries. An issuer is considered to be from the country where it is located, where the majority of its assets are located or where it generates the majority of its operating income.

In selecting investments for the Fund,

o We strive to identify well managed companies that are undervalued based on such factors as assets, earnings, dividends or growth potential.

o In order to compare the value of different stocks, we consider whether the future dividends on a stock are expected to increase faster than, slower than, or in line with the level of inflation. We then estimate what we think the value of those anticipated future dividends would be worth if they were being paid today. We believe this gives us an estimate of the stock's true value.

o We generally prefer to purchase securities in countries where the currency is undervalued or fair-valued compared to other countries because these securities may offer greater return potential. We attempt to determine whether a particular currency is overvalued or undervalued by comparing the amount of goods and services that a dollar will buy in the United States to the amount of foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less, the foreign currency may be overvalued, and when the dollar buys more, the foreign currency may be undervalued.

What are the main risks of investing in the Fund? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Fund shares will increase and decrease according to changes in the value of the Fund's investments. This Fund will be affected primarily by declines in stock prices, which can be caused by a drop in foreign stock markets or poor performance in specific industries or companies. Because the Fund invests in international securities in both established and developing countries, it will be affected by international investment risks related to currency valuations, political instability, economic instability, and lax accounting and regulatory standards. For a more complete discussion of risk, please turn to page 28.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

How has Delaware International Equity Fund performed?
--------------------------------------------------------------------------------
Year-by-year total return (Class A)


10.74%    17.83%     6.57%    11.27%    -5.54%    19.92%     2.19%     9.17%     8.01%    -2.81%
 1990      1991      1992      1993      1994      1995      1996      1997      1998      1999

This bar chart and table can help you evaluate the risks of investing in the Fund. We show how returns for the Fund's Class A shares have varied over the past eight calendar years, as well as the average annual returns of all shares for the one- and five-year periods and since inception, if applicable. The Fund's past performance is not necessarily an indication of how it will perform in the future. The returns reflect voluntary expense caps, if any, in effect during the periods. The returns would be lower without the voluntary caps. There is no longer a cap in place for this Fund.

During the periods illustrated in this bar chart, Class A's highest quarterly return was 13.35% for the quarter ended December 31, 1998 and its lowest quarterly return was -13.72% for the quarter ended September 30, 1998.


The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the total returns above or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns shown in the table on page 3 do include the sales charge.

--------------------------------------------------------------------------------
                              Average annual returns for periods ending 12/31/99

CLASS                                     A                         B                   C             Morgan Stanley
                                                                                               Capital International
(Inception 10/31/91)     (Inception 9/6/94)      (Inception 11/29/95)      (if redeemed)*                 EAFE Index
---------------------------------------------------------------------------------------------------------------------
1 year                                7.21%                     7.98%              11.92%                     27.30%
5 years                              10.33%                    10.59%                 N/A                     13.15%
Lifetime**                            9.64%                     8.54%              11.41%                     11.06%

   The Fund's returns are compared to the performance of the Morgan Stanley Capital International EAFE (Europe, Australia, Far East) Index. You should remember that unlike the Fund, the index is unmanaged and doesn't reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding the securities.

 *If shares were not redeemed, the returns for Class B would be 12.98%, 10.86% and 8.67%, respectively, for the one-year, five-year and lifetime periods. Returns for Class C would be 12.92% and 11.41% respectively, for the one-year and lifetime periods.

**The Morgan Stanley Capital International EAFE Index return shown is for the A
  Class lifetime period. The Index returns for Class B and Class C lifetime periods were 12.28% and 14.38% respectively. Maximum sales charges are included in the Fund returns above.


What are Delaware International Equity
Fund's fees and expenses?                    CLASS                                                     A          B            C
------------------------------------------------------------------------------------------------------------------------------------
Sales charges are fees paid directly         Maximum sales charge (load) imposed on
from your investments when you buy or sell      purchases as a percentage of offering price         5.75%       none         none
shares of the Fund.
                                             Maximum contingent deferred sales charge (load)
                                                as a percentage of original purchase price or
                                                redemption price, whichever is lower                 none(1)      2%(2)        1%(3)

                                             Maximum sales charge (load) imposed on
                                                reinvested dividends                                 none       none         none

                                             Redemption fees                                         none       none         none
------------------------------------------------------------------------------------------------------------------------------------
Annual fund operating expenses are           Management fees(4)                                     0.85%      0.85%        0.85%
deducted from the Fund's assets.
                                             Distribution and service (12b-1) fees                  0.30%      1.00%        1.00%

                                             Other expenses                                         0.75%      0.75%        0.75%

                                             Total operating expenses                               1.90%      2.60%        2.60%


                                             CLASS(6)                  A            B                B          C                C
                                                                                          (if redeemed)               (if redeemed)
------------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you
compare the cost of investing in the         1 year                 $757         $263             $763       $263             $363
Fund to the cost of investing in other
mutual funds with similar investment         3 years              $1,138         $808           $1,108       $808             $808
objectives. We show the cumulative
amount of Fund expenses on a                 5 years              $1,542       $1,380           $1,580     $1,380           $1,380
hypothetical investment of $10,000
with an annual 5% return over the            10 years             $2,669       $2,764           $2,764     $2,934           $2,934
time shown.(5) This is an example
only, and does not represent future
expenses, which may be greater or
less than those shown here.

(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial adviser who is paid a commission, a contingent deferred sales charge will be imposed on redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.
(2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 5%, which declines to 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.
(3) Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.
(4) Reflects a new management fee which became effective on April 15, 1999.
(5) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show.
(6) The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

Profile: Delaware Global Equity Fund


What is the Fund's goal?


Delaware Global Equity Fund seeks long-term total return. Although the Fund will strive to achieve its goal, there is no assurance that it will.

What are the Fund's main investment strategies?
The Fund invests primarily in U.S. and foreign equity securities that provide the potential for capital appreciation and income. Under normal circumstances, we will invest at least 65% of the Fund's total assets in equity securities from at least three different countries, one of which may be the United States. An issuer is considered to be from the country where it is located, where the majority of its assets are located or where it generates the majority of its operating income.

To determine how much of the Fund's assets to allocate to international stocks and how much to U.S. stocks, we compare the potential total return of each asset class in the context of our expectations for inflation, economic growth and political stability in various regions.

In selecting investments for the Fund,

o We strive to identify well managed companies that are undervalued based on such factors as assets, earnings, dividends or growth potential.

o In order to compare the value of different stocks, we consider whether the future dividends on a stock are expected to increase faster than, slower than, or in line with the level of inflation. We then estimate what we think the value of those anticipated future dividends would be worth if they were being paid today. We believe this gives us an estimate of the stock's true value.

o We generally prefer to purchase securities in countries where the currency is undervalued or fair-valued compared to other countries because these securities may offer greater return potential. We attempt to determine whether a particular currency is overvalued or undervalued by comparing the amount of goods and services that a dollar will buy in the United States to the amount of foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less, the foreign currency may be overvalued, and when the dollar buys more, the foreign currency may be undervalued.

What are the main risks of investing in the Fund? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Fund shares will increase and decrease according to changes in the value of the Fund's investments. This Fund will be affected primarily by declines in stock prices, which can be caused by a drop in the stock market or poor performance in specific industries or companies. Because the Fund invests in foreign securities, it will be affected by international investment risks related to currency valuations, political instability, economic instability and lax accounting and regulatory standards.


The Fund is considered "non-diversified" under federal laws that regulate mutual funds. That means the Fund may allocate more of its net assets to investments in single securities than a "diversified" fund. Thus, adverse effects on the Fund's investments may affect a larger portion of its overall assets and subject the Fund to greater risks. For a more complete discussion of risk, please turn to page 28.


An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.


You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

How has Delaware Global Equity Fund performed?
--------------------------------------------------------------------------------
Year-by-year total return (Class A)

   24.73%          15.50%          11.04%           8.54%           5.91%
    1995            1996            1997            1998            1999

This bar chart and table can help you evaluate the risks of investing in the Fund. We show how returns for the Fund's Class A shares have varied over the past five calendar years, as well as the average annual returns of all shares for the one-and five-year periods and since inception, if applicable. The Fund's past performance is not necessarily an indication of how it will perform in the future. The returns reflect voluntary expense caps. The returns would be lower without the voluntary caps. On July 21, 1998, the Fund's name was changed from Global Assets Fund to Global Equity Fund and the Fund's investment focus changed from a mix of foreign and U.S. stocks and bonds to primarily foreign and U.S. stocks.

During the periods illustrated in this bar chart, Class A's highest quarterly return was 11.24%% for the quarter ended December 31, 1998 and its lowest quarterly return was -9.60% for the quarter ended September 30, 1998.


The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the total returns above or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns in the table shown below do include the sales charge.


Average annual returns for periods ending 12/31/99

   CLASS                                       A                    B                    C            Morgan Stanley
                                                                                               Capital International
                                                        (if redeemed)*       (if redeemed)*              World Index
                             (Inception 12/27/94) (Inception 12/27/94) (Inception 11/29/95)
   1 year                                  -0.21%                0.20%                4.14%                   25.34%
   5 years                                 11.62%               11.92%                  N/A                   20.25%
   Lifetime**                              11.57%               11.99%                9.76%                   20.25%

   The Fund's returns are compared to the performance of the Morgan Stanley Capital International World Index. You should remember that unlike the Fund, the index is unmanaged and doesn't reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding the securities.

 *If shares were not redeemed, the returns for Class B would be 5.20%, 12.17% and 12.12%, respectively, for the one-year, five-year and lifetime periods. Returns for Class C would be 5.14% and 9.76% respectively, for the one-year and lifetime periods.


**The Morgan Stanley Capital International World Index return shown is for the
  Class A and Class B lifetime period. The Index return for Class C lifetime period was 20.41%. Maximum sales charges are included in the Fund returns in the table.


What are Delaware Global Equity Fund's
fees and expenses?                               CLASS                                                   A          B          C
------------------------------------------------------------------------------------------------------------------------------------
Sales charges are fees paid directly from        Maximum sales charge (load) imposed on
your investments when you buy or sell shares        purchases as a percentage of offering price       5.75%      none       none
of the Fund.
                                                 Maximum contingent deferred sales charge (load)
                                                    as a percentage of original purchase price or
                                                    redemption price, whichever is lower               none(1)      5%(2)      1%(3)

                                                 Maximum sales charge (load) imposed on
                                                    reinvested dividends                               none       none       none

                                                 Redemption fees                                       none       none       none
------------------------------------------------------------------------------------------------------------------------------------
Annual fund operating expenses are deducted      Management fees(4)                                   0.85%      0.85%      0.85%
from the Fund's assets.
                                                 Distribution and service (12b-1) fees                0.30%      1.00%      1.00%

                                                 Other expenses                                       1.21%      1.21%      1.21%

                                                 Total annual fund operating expenses                 2.36%      3.06%      3.06%
                                                 Fee waivers and payments(5)                         (0.51%)    (0.51%)    (0.51%)
                                                 Net expenses                                         1.85%      2.55%      2.55%



                                                        CLASS(7)                A           B            B           C            C
                                                                                              (if redeemed)            (if redeemed)
------------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare            1 year               $752        $258         $758        $258         $358
the cost of investing in the Fund to the cost           3 years            $1,223        $897       $1,197        $897         $897
of investing in other mutual funds with similar         5 years            $1,719      $1,562       $1,762      $1,562       $1,562
investment objectives. We show the cumulative           10 years           $3,079      $3,175       $3,175      $3,338       $3,338
amount of Fund expenses on a hypothetical
investment of $10,000 with an annual 5% return
over the time shown.(6) This is an example only,
and does not represent future expenses, which
may be greater or less than those shown here.

(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial adviser who is paid a commission, a contingent deferred sales charge will be imposed on redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.
(2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 5%, which declines to 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.
(3) Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.
(4) Reflects a new management fee which became effective April 1, 1999.
(5) The investment manager has contracted to waive fees and pay expenses through January 31, 2001 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) from exceeding 1.55% of average daily net assets.
(6) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for the one-year period and the total operating expenses without expense waivers for years two through 10.
(7) The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

Profile: Delaware Overseas Equity Fund

What is the Fund's goal?

         Delaware Overseas Equity Fund seeks to maximize total return (capital appreciation and income). Although the Fund will strive to achieve its goal, there is no assurance that it will.

What are the Fund's main investment strategies? We invest primarily in foreign equity securities which we believe offer capital appreciation potential. We may invest in companies that are located in established or developing countries; however we limit our investments in companies located in developing countries.

In determining what portion of Delaware Overseas Equity Fund's assets should be allocated to a particular country, we consider: how weak or strong the country's currency is, the country's prospects for economic growth compared to other countries, expected levels of inflation, political environment and the range of investment opportunities available in the country.

In selecting investments for the Fund,

o We strive to identify well managed companies that are undervalued based on such factors as assets, earnings, dividends or growth potential.

o In order to compare the value of different stocks, we consider whether the future dividends on a stock are expected to increase faster than, slower than, or in line with the level of inflation. We then estimate what we think the value of those anticipated future dividends would be worth if they were being paid today. We believe this gives us an estimate of the stock's true value.

o We generally prefer to purchase securities in countries where the currency is undervalued or fair-valued compared to other countries because these securities may offer greater return potential. We attempt to determine whether a particular currency is overvalued or undervalued by comparing the amount of goods and services that a dollar will buy in the United States to the amount of foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less, the foreign currency may be overvalued, and when the dollar buys more, the foreign currency may be undervalued.

What are the main risks of investing in the Fund? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Fund shares will increase and decrease, sometimes rapidly and unpredictably, according to changes in the value of the Fund's investments. These fluctuations can be even more pronounced for funds like Delaware Overseas Equity Fund, which invests in developing countries. This Fund will be affected primarily by declines in stock prices, which can be caused by a drop in foreign stock markets or poor performance in specific industries or companies. Because the Fund invests in international securities in both established and developing countries, it will be affected by international investment risks related to changes in currency valuations, political instability, economic instability, and lax accounting and regulatory standards. For a more complete discussion of risk, please turn to page 28.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.


You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

This bar chart and table can help you evaluate the risks of investing in the Fund. We show how returns for the Fund's Class A shares have varied over the past six calendar years, as well as average annual returns of all shares for the one- and five-years and since inception. The Fund's past performance does not necessarily indicate how it will perform in the future. The returns reflect voluntary expense caps. The returns would be lower without the voluntary caps.


During the periods illustrated in this bar chart, Class A's highest quarterly return was 11.93% for the quarter ended December 31, 1999 and its lowest quarterly return was -13.70% for the quarter ended September 30, 1999.


The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the total returns above or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns in the table shown on page 8 do include the sales charge.



How has Delaware Overseas Equity Fund performed?
--------------------------------------------------------------------------------
Year-by-year total return (Class A)

4.21%    11.10%     9.53%      1.76%     -6.74%     25.62%
1994      1995      1996       1997       1998       1999



                                                                           7
                                                                           -----

How has Delaware Overseas Equity Fund performed? (continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Average annual returns for periods ending 12/31/99

CLASS                                                  A                       B                        C             Morgan Stanley
                                                                                                               Capital International
                                                                  (if redeemed)*           (if redeemed)*                 EAFE Index
                                     (Inception 12/3/93)     (Inception 3/29/94)      (Inception 5/10/94)
1 year                                            18.38%                  19.65%                   23.77%                     27.30%
5 years                                            6.46%                   6.73%                    6.94%                     13.15%
Lifetime**                                         5.87%                   5.49%                    5.73%                     12.29%

  The Fund's returns are compared to the performance of the Morgan Stanley Capital International EAFE Index. You should remember that unlike the Fund, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding the securities.

 *If shares were not redeemed, the returns for Class B would be 24.65%, 6.96% and 5.59%, respectively, for the one-year, five-year and lifetime periods, respectively. Returns for Class C would be 24.77%, 6.94%, and 5.73% for the one-year, five-year and lifetime periods, respectively.


**Morgan Stanley Capital International EAFE Index returns are for Class A lifetime. Index returns for Class B and Class C lifetimes were 12.17% and 11.81%, respectively. Maximum sales charges are included in the Fund returns above.


What are Delaware Overseas Equity Fund's fees and expenses?

                                                 CLASS                                                  A       B            C
------------------------------------------------------------------------------------------------------------------------------------
Sales charges are fees paid directly from        Maximum sales charge (load) imposed on
your investments when you buy or sell shares        purchases as a percentage of offering price     5.75%        none        none
of the Fund.
                                                 Maximum contingent deferred sales charge (load)
                                                    as a percentage of original purchase price or
                                                    redemption price, whichever is lower             none(1)       5%(2)       1%(3)

                                                 Maximum sales charge (load) imposed on
                                                    reinvested dividends                             none        none        none
                                                 Redemption fees                                     none        none        none

------------------------------------------------------------------------------------------------------------------------------------
Annual fund operating expenses are deducted      Management fees(4)                                 0.85%       0.85%       0.85%
from the  Fund's assets.                         Distribution and service (12b-1) fees              0.30%(5)    1.00%       1.00%

                                                 Other expenses                                     4.12%       4.12%       4.12%

                                                 Total operating expenses(6)                        5.27%       5.97%       5.97%

                                                 CLASS(8)                    A          B                B          C              C
                                                                                             (if redeemed)             (if redeemed)
------------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare     1 year                 $1,071        $594         $1,094        $594          $694
the cost of investing in the Fund to the         3 years                $2,059      $1,765         $2,065      $1,765        $1,765
cost of investing in other mutual funds with     5 years                $3,042      $2,913         $3,113      $2,913        $2,913
similar investment objectives. We show the       10 years               $5,475      $5,567         $5,567      $5,688        $5,688
cumulative amount of Fund expenses on a
hypothetical investment of $10,000 with an
annual 5% return over the time shown.(7) This
is an example only, and does not represent
future expenses, which may be greater or
less than those shown here.

(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial adviser who is paid a commission, a contingent deferred sales charge will be imposed on redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.
(2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 5%, which declines to 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.
(3) Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.
(4) Reflects a new management fee which became effective on April 1, 1999.
(5) Prior to May 6, 1996, 12b-1 Plan expenses for Class A shares were 0.35%. Beginning May 6, 1996, those expenses were reduced to 0.30%.

(6) The investment manager has agreed to         Fund expenses including voluntary expense caps in effect through October
    waive fees and pay expenses through          31, 2000
    October 31, 2000 in order to prevent
    total operating expenses (excluding any      CLASS                                                 A           B            C
    taxes, interest, brokerage fees,
    extraordinary expenses and 12b-1 fees)       Management fees                                   0.00%       0.00%        0.00%
    from exceeding 1.70% of average daily
    net assets. The fees and expenses shown      Distribution and service (12b-1) fees             0.30%       1.00%        1.00%
    in the table above do not reflect this
    voluntary expense cap. The table to the      Other expenses                                    1.70%       1.70%        1.70%
    right shows operating expenses,
    reflecting the manager's current fee         Total operating expenses                          2.00%       2.70%        2.70%
    waivers and payments.

(7) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show. In addition, the example does not assume the voluntary expense limitation discussed in footnote 6.
(8) The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

    8
-----

Profile: Delaware Emerging Markets Fund


What is the Fund's goal?


         Delaware Emerging Markets Fund seeks long-term capital appreciation. Although the Fund will strive to achieve its goal, there is no assurance that it will.

What are the Fund's main investment strategies? The Fund invests primarily in equity securities of issuers from emerging foreign countries. Under normal market conditions, at least 65% of the Fund's total assets will be invested in equity securities of issuers from at least three different countries whose economies are considered to be emerging or developing.

We may invest up to 35% of the Fund's net assets in fixed-income securities issued by companies in emerging countries or by foreign governments, their agents, instrumentalities or political sub-divisions. We may invest in fixed-income securities that are denominated in the currencies of emerging market countries. All of these may be high-yield, high risk fixed-income securities.

In selecting investments for the Fund,

o We strive to identify well managed companies that are undervalued based on such factors as assets, earnings, dividends or growth potential.

o In order to compare the value of different stocks, we consider whether the future dividends on a stock are expected to increase faster than, slower than, or in line with the level of inflation. We then estimate what we think the value of those anticipated future dividends would be worth if they were being paid today. We believe this gives us an estimate of the stock's true value. Because many of the countries in which the Fund invests are emerging countries, there may be less information available for us to use in making this analysis than is available for more developed countries.

o We generally prefer to purchase securities in countries where the currency is undervalued or fair-valued compared to other countries because these securities may offer greater return potential. We attempt to determine whether a particular currency is overvalued or undervalued by comparing the amount of goods and services that a dollar will buy in the United States to the amount of foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less, the foreign currency may be overvalued, and when the dollar buys more, the foreign currency may be undervalued.


What are the main risks of investing in the Fund? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Fund shares will increase and decrease, sometimes rapidly and unpredictably, according to changes in the value of the Fund's investments. These fluctuations can be even more pronounced for funds like Delaware Emerging Markets Fund, which invests in emerging countries. This Fund will be affected primarily by declines in stock prices, which can be caused by a drop in foreign stock markets or poor performance in specific industries or companies. The value of the Fund's investments and, therefore, the price of the Fund's shares may be more volatile than investments in more developed markets. Because the Fund invests in international securities in developing countries as well as established countries, it will be affected by international investment risks related to currency valuations, political instability, economic instability, or lax accounting and regulatory standards.


The Fund may invest up to 35% of its net assets in high-yield, high risk foreign fixed-income securities, which are subject to substantial risks, particularly during periods of economic downturns or rising interest rates.


The Fund is considered "non-diversified" under federal laws that regulate mutual funds. This means the Fund may allocate more of its net assets to investments in single securities than a "diversified" fund. Thus, adverse effects on the Fund's investments may affect a larger portion of its overall assets and subject the Fund to greater risks. For a more complete discussion of risk, please turn to page 28.


An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

                                                                           9
                                                                           -----

How has Delaware Emerging Markets Fund performed?
--------------------------------------------------------------------------------
Year-by-year total return (Class A)


1.33%                           -36.40%                        54.48%
1997                              1998                          1999


This bar chart and table can help you evaluate the risks of investing in the Fund. We show how returns for the Fund's Class A shares have varied over the past three calendar years, as well as the average annual returns of all shares for the one-year period and since inception. The Fund's past performance is not necessarily an indication of how it will perform in the future. The returns reflect voluntary expense caps in effect during the periods. The returns would be lower without the voluntary caps.

During the periods illustrated in this bar chart, Class A's highest quarterly return was 25.52% for the quarter ended June 30, 1999 and its lowest quarterly return was -26.03% for the quarter ended June 30, 1998.


The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the total returns above or in the chart. If this fee were included, the returns would be less than those shown. The average annual returns in the table shown below do include the sales charge.



                              Average annual returns for periods ending 12/31/99

CLASS                             A              B                C           Morgan Stanley
                                                                       Capital International
                                                                            Emerging Markets
                                     (if redeemed)*  (if redeemed)*               Free Index
 1 year                      45.50%          48.56%          52.39%                   66.41%
 Lifetime                    -1.43%          -1.22%          -0.47%                    1.47%
(Inception 6/10/96)

The Fund's returns are compared to the performance of the Morgan Stanley Capital International Emerging Markets Free Index. You should remember that unlike the Fund, the index is unmanaged and doesn't reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding the securities.

*If shares were not redeemed, the returns for Class B would be 53.56% and -0.44%, respectively, for the one-year and lifetime periods. Returns for Class C would be 53.39% and -0.47%, respectively, for the one-year and lifetime periods.

   10
-----


What are Delaware Emerging Markets

Fund's fees and expenses?                      CLASS                                                     A           B          C
------------------------------------------------------------------------------------------------------------------------------------
Sales charges are fees paid directly from      Maximum sales charge (load) imposed on
your investments when you buy or sell             purchases as a percentage of offering price        5.75%        none       none
shares of the Fund.
                                               Maximum contingent deferred sales charge (load)
                                                  as a percentage of original purchase price or
                                                  redemption price, whichever is lower                none(1)       5%(2)      1%(3)

                                               Maximum sales charge (load) imposed on
                                                  reinvested dividends                                none        none       none

                                               Redemption fees                                        none        none       none
------------------------------------------------------------------------------------------------------------------------------------
Annual fund operating expenses are             Management fees                                       1.25%       1.25%      1.25%
deducted from the Fund's assets.
                                               Distribution and service (12b-1) fees                 0.30%(4)    1.00%      1.00%

                                               Other expenses                                        1.44%       1.44%      1.44%

                                               Total operating expenses                              2.99%       3.69%      3.69%

                                               Fee waivers and payments(5)                          (0.99%)     (0.99%)    (0.99%)

                                               Net expenses                                          2.00%       2.70%      2.70%

                                               CLASS(7)                      A            B             B           C             C
                                                                                             (if redeemed)             (if redeemed)
------------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you           1 year                     $766         $273          $773        $273          $373
compare the cost of investing in the Fund      3 years                  $1,359       $1,038        $1,338      $1,038        $1,038
to the cost of investing in other mutual       5 years                  $1,975       $1,823        $2,023      $1,823        $1,823
funds with similar investment                  10 years                 $3,627       $3,723        $3,723      $3,878        $3,878
objectives. We show the cumulative amount
of Fund expenses on a hypothetical
investment of $10,000 with an annual 5%
return over the time shown.(6) This is an
example only, and does not represent future
expenses, which may be greater or less than
those shown here.


(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial adviser who is paid a commission, a contingent deferred sales charge will be imposed on redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.

(2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 5%, which declines to 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.
(3) Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.
(4) The distributor has agreed to waive a portion of 12b-1 fees from February 1, 1998 through May 31, 2000 in order to prevent these fees from exceeding 0.25% of average daily net assets.
(5) The investment manager has contracted to waive fees and pay expenses through January 31, 2001 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) from exceeding 1.70% of average daily net assets.
(6) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for the one-year period and the total operating expenses without expense waivers for years two through 10.
(7) The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

                                                                           11
                                                                           -----

Profile: Delaware New Pacific Fund

What is the Fund's goal?

         Delaware New Pacific Fund seeks to maximize long-term capital appreciation. Although the Fund will strive to achieve its goal, there is no assurance that it will.

What are the Fund's main investment strategies? The Fund invests primarily in stocks of companies of all sizes that are located in or have their principal business activities in countries located in the Pacific Basin, such as Australia, China, Hong Kong, Japan, Korea, Malaysia, Philippines, Singapore and Taiwan. The Fund may invest in both established and developing countries. Under normal circumstances we will invest at least 65% of the Fund's net assets in Pacific Basin countries.

In selecting stocks for the portfolio, we look for companies that can benefit from future economic growth in the region. We evaluate both individual companies and individual countries to determine how much of the portfolio should be allocated to companies located there. When evaluating individual companies, we consider the growth prospects for the company and its industry, the financial strength of the company and the quality of its management. We also consider whether the stock appears overvalued or undervalued compared to other stocks in the market or in its industry.

What are the main risks of investing in the Fund? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Fund shares will increase and decrease, sometimes rapidly and unpredictably, according to changes in the value of the Fund's investments. These fluctuations can be even more pronounced for funds like Delaware New Pacific Fund that invests in developing countries. This Fund will be affected primarily by declines in stock prices, which can be caused by a drop in foreign stock markets or poor performance in specific industries or companies. Because the Fund invests in international securities in both established and developing countries, it will be affected by international investment risks related to changes in currency valuations, political instability, economic instability, and lax accounting and regulatory standards. For a more complete discussion of risk, please turn to page 28.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

How has Delaware New Pacific Fund performed?
--------------------------------------------------------------------------------

This bar chart and table can help you evaluate the risks of investing in the Fund. We show how returns for the Fund's Class A shares have varied over the past six calendar years, as well as average annual returns of all shares for the one- and five-year periods and since inception. The Fund's past performance does not necessarily indicate how it will perform in the future. The returns reflect voluntary expense caps. The returns would be lower without the voluntary caps.

During the periods illustrated in this bar chart, Class A's highest quarterly return was 26.98% for the quarter ended December 31, 1999 and its lowest quarterly return was -26.10% for the quarter ended December 31, 1997.


The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the total returns above or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns shown in the table on page 13 do include the sales charge.


How has Delaware New Pacific Fund performed?
--------------------------------------------------------------------------------
Year-by-year total return (Class A)

-11.02%      -3.75%          7.72%       -31.85%       -22.24%        74.47%
  1994        1995           1996          1997          1998          1999

   12
-----

--------------------------------------------------------------------------------

                                                                   Average annual returns for periods ending 12/31/99

CLASS                                            A                       B                      C      Morgan Stanley
                                                            (if redeemed)*         (if redeemed)*       Pacific Index
                               (Inception 12/3/93)     (Inception 3/29/94)    (Inception 5/10/94)
1 year                                      64.29%                  68.29%                 72.10%              57.96%

5 years                                     -2.01%                  -1.87%                 -1.54%               2.70%

Lifetime**                                  -2.27%                  -1.47%                 -1.77%               4.35%


   The Fund's returns are compared to the performance of the Morgan Stanley Pacific Index. You should remember that unlike the Fund, the index is unmanaged and doesn't reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding the securities.


 *If shares were not redeemed, the returns for Class B would be 73.29%,-1.48%, -1.31%, for the one-year, five-year and lifetime periods, respectively. Returns for Class C would be 73.10%, -1.54% and -1.77% for the one-year five-year and lifetime periods, respectively.

**The Morgan Stanley Pacific Index return is for Class A lifetime period. The
  Index returns for Class B and Class C lifetime periods were 3.13% and 2.00%, respectively. Maximum sales charges are included in the Fund returns above.


What are Delaware New Pacific Fund's fees and expenses?



                                               CLASS                                                    A           B          C
------------------------------------------------------------------------------------------------------------------------------------
Sales charges are fees paid directly from      Maximum sales charge (load) imposed on
your investments when you buy or sell             purchases as a percentage of offering price        5.75%       none        none
shares of the Fund.
                                               Maximum contingent deferred sales charge (load)
                                                  as a percentage of original purchase price or
                                                  redemption price, whichever is lower                none(1)      5%(2)       1%(3)

                                               Maximum sales charge (load) imposed on
                                                  reinvested dividends                                none       none        none

                                               Redemption fees                                        none       none        none
------------------------------------------------------------------------------------------------------------------------------------
Annual fund operating expenses are             Management fees(4)                                    0.85%      0.85%       0.85%
deducted from the Fund's assets.
                                               Distribution and service (12b-1) fees                 0.30%(5)   1.00%       1.00%
                                               Other expenses                                        1.44%      1.44%       1.44%
                                               Total operating expenses(6)                           2.59%      3.29%       3.29%


                                                   CLASS(8)               A           B               B           C                C
                                                                                          (if redeemed)                (if redeemed)
------------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you               1 year              $822        $332            $832        $332             $432
compare the cost of investing in the Fund
to the cost of investing in other mutual           3 years           $1,334      $1,013          $1,313      $1,013           $1,013
funds with similar investment objectives.
We show the cumulative amount of Fund              5 years           $1,871      $1,717          $1,917      $1,717           $1,717
expenses on a hypothetical investment of
$10,000 with an annual 5% return over the          10 years          $3,331      $3,427          $3,427      $3,585           $3,585
time shown.(7) This is an example only, and
does not represent future expenses, which
may be greater or less than those shown
here.

(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial adviser who is paid a commission, a contingent deferred sales charge will be imposed on redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.
(2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 5%, which declines to 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.
(3) Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.
(4) Reflects a new management fee which became effective on April 1, 1999.
(5) Prior to May 6, 1996, 12b-1 Plan expenses for Class A shares were 0.35%. Beginning May 6, 1996, those expenses were reduced to 0.30%.

(6) The investment manager has agreed to       Fund expenses including voluntary expense caps in effect through October 31, 2000
    waive fees and pay expenses through        CLASS                                              A           B            C
    October 31, 2000 in order to prevent
    total operating expenses (excluding        Management fees                                0.56%       0.56%        0.56%
    any taxes, interest, brokerage fees,
    extraordinary expenses and 12b-1           Distribution and service (12b-1) fees          0.30%       1.00%        1.00%
    fees) from exceeding 2.00% of average
    daily net assets. The fees and             Other expenses                                 1.44%       1.44%        1.44%
    expenses shown in the table do not
    reflect this voluntary expense cap.        Total operating expenses                       2.30%       3.00%        3.00%
    The table to the right shows
    operating expenses, reflecting the
    manager's current fee waivers and
    payments.

(7) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show. The example does not reflect the voluntary expense cap discussed in footnote 5.
(8) The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.


                                                                           13
                                                                           -----

Profile: Delaware Global Bond Fund

What is the Fund's goal?

Delaware Global Bond Fund seeks to achieve current income consistent with preservation of principal. Although the Fund will strive to achieve its goal, there is no assurance that it will.

What are the Fund's main investment strategies? Delaware Global Bond Fund invests primarily in fixed-income securities that may also provide the potential for capital appreciation. The Fund is a global fund. Therefore, at least 65% of the Fund's total assets will be invested in fixed-income securities of issuers from at least three different countries, one of which may be the United States. An issuer is considered to be from the country where it is located, where the majority of its assets are or where it generates the majority of its operating income.

In selecting investments for the Fund,

o We strive to identify fixed-income securities that provide high income potential.

o In order to compare the value of different fixed-income securities, even those issued in different countries, we look at the value of anticipated future interest and principal payments, taking into consideration what we think the inflation rate in that country will be. We then estimate what we think the value of those anticipated future payments would be worth if they were being paid today. We believe this gives us an estimate of a bond's true value.

o We generally prefer to purchase securities in countries where the currency is undervalued or fair-valued compared to other countries because these securities may offer greater return potential. We attempt to determine whether a particular currency is overvalued or undervalued by comparing the amount of goods and services that a dollar will buy in the United States to the amount of foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less, the foreign currency may be overvalued, and when the dollar buys more, the foreign currency may be undervalued.

What are the main risks of investing in the Fund? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Fund shares will increase and decrease according to changes in the value of the Fund's investments. These fluctuations can be even more pronounced for funds like Delaware Global Bond Fund, which invests in developing countries. The Fund's investments normally decrease when there are declines in bond prices, which can be caused by a drop in the bond market, an adverse change in interest rates or an adverse situation affecting the issuer of the bond. Because the Fund invests in international securities in both established and developing countries, it will be affected by international investment risks related to currency valuations, political instability, economic instability, or lax accounting and regulatory standards. The Fund may invest in high-yield, high risk foreign fixed-income securities, which are subject to substantial risks, particularly during periods of economic downturns or rising interest rates.


The Fund is considered "non-diversified" under federal laws that regulate mutual funds. This means the Fund may allocate more of its net assets to investments in single securities than a "diversified" fund. Thus, adverse effects on the Fund's investments may affect a larger portion of its overall assets and subject the Fund to greater risks. For a more complete discussion of risk, please turn to page 28.


An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.


You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

How has Delaware Global Bond Fund performed?

------------------------------------------------------------------------------------------------------------------------------
This bar chart and table can help you                                                      Year-by-year total return (Class A)
evaluate the risks of investing in the
Fund. We show how returns for the
Fund's Class A shares have varied over
the past five calendar years, as well
as the average annual returns of all
shares for the one-and five-year
periods, and since inception, if
applicable. The Fund's past
performance is not necessarily an
indication of how it will perform in
the future. The returns reflect
voluntary expense caps. The returns
would be lower without the voluntary
caps.

During the periods illustrated in this
bar chart, Class A's highest quarterly
return was 5.82% for the quarter ended
September 30, 1995 and its lowest
quarterly return was -2.95% for the
quarter ended March 31, 1997.

The maximum Class A sales charge of
4.75%, which is normally deducted when
you purchase shares, is not reflected
in the total returns above or in the                  20.87%         11.87%        0.67%          7.30%           -3.82%
bar chart. If this fee were included,                 1995           1996          1997           1998            1999
the returns would be less than those
shown. The average annual returns in
the table shown on page 15 do include
the sales charge.

----------------------------------------------------------------------------------------------------------------------------
                                                                          Average annual returns for periods ending 12/31/99


CLASS                                 A                        B                            C          Salomon Smith Barney
                                                  (if redeemed)*               (if redeemed)*              World Government
                                                                                                                 Bond Index
---------------------------------------------------------------------------------------------------------------------------
                    (Inception 12/27/94)    (Inception 12/27/94)         (Inception 11/29/95)
1 year                            -8.41%                  -8.12%                       -5.46%                        -5.07%

5 years                            5.99%                   6.00%                          N/A                         5.90%

Lifetime**                         5.98%                   6.14%                        3.34%                         6.08%

   The Fund's returns are compared to the performance of the Salomon Smith Barney World Government Bond Index. You should remember that unlike the Fund, the index is unmanaged and doesn't reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding the securities.

 *If shares were not redeemed, the returns for Class B would be -4.42%%, 6.31%% and 6.29% respectively, for the one-year, five-year and lifetime periods. Returns for Class C would be -4.54% and 3.34%, respectively, for the one-year and lifetime periods.
**The Salomon Smith Barney World Government Bond Index return shown is for Class
  A and Class B lifetime period. The Index return for Class C lifetime period was 2.68%. Maximum sales charges are included in the Fund returns above.



What are Delaware Global Bond Fund's

fees and expenses?                           CLASS                                                   A           B            C
----------------------------------------------------------------------------------------------------------------------------------
Sales charges are fees paid                  Maximum sales charge (load) imposed on
directly from your investments                  purchases as a percentage of offering price      4.75%        none         none
when you buy or sell shares
of the Fund.                                 Maximum contingent deferred sales charge (load)
                                                as a percentage of original purchase price or
                                                redemption price, whichever is lower              none(1)       4%(2)        1%(3)

                                             Maximum sales charge (load) imposed on
                                                reinvested dividends                              none        none         none

                                             Redemption fees                                      none        none         none
----------------------------------------------------------------------------------------------------------------------------------
Annual fund operating expenses               Management fees                                     0.75%       0.75%        0.75%
are deducted from the
Fund's assets.                               Distribution and service (12b-1) fees               0.30%       1.00%        1.00%

                                             Other expenses                                      0.49%       0.49%        0.49%

                                             Total annual fund operating expenses                1.54%       2.24%        2.24%

                                             Fee waivers and payments(4)                        (0.24%)     (0.24%)      (0.24%)

                                             Net expenses                                        1.30%       2.00%        2.00%

                                             CLASS(6)                  A             B              B           C               C
                                                                                        (if redeemed)               (if redeemed)
----------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you         1 year                 $601          $203           $603        $203            $303
compare the cost of investing in the
Fund to the cost of investing in other       3 years                $916          $677           $977        $677            $677
mutual funds with similar investment
objectives. We show the cumulative           5 years              $1,253        $1,178         $1,378      $1,178          $1,178
amount of Fund expenses on a
hypothetical investment of $10,000           10 years             $2,203        $2,380         $2,380      $2,556          $2,556
with an annual 5% return over the time
shown.(5) This is an example only, and
does not represent future expenses,
which may be greater or less than
those shown here.

(1) A purchase of Class A shares at $1 million or more may be made at net asset value. However, if you buy the shares through a financial adviser who is paid a commission, a contingent deferred sales charge will be imposed on redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.

(2) If you redeem Class B shares within two years of purchase, you will pay a contingent deferred sales charge of 4%, which declines to 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.
(3) Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.

(4) The investment manager has contracted to waive fees and pay expenses through January 31, 2001 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) from exceeding 1% of average daily net assets.

(5) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for the one-year period and the total operating expenses without expense waivers for years two through 10.
(6) The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

How we manage the Funds

Our investment strategies

We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for a particular Fund. Following are descriptions of how the portfolio managers pursue the Funds' investment goals.


The investment objective of each Fund described in this Prospectus is non-fundamental. This means the Board of Trustees may change the objective without obtaining shareholder approval. If an objective were changed, we would notify shareholders before the change became effective.


Delaware International Equity Fund

Delaware International Equity Fund seeks long-term growth without undue risk to principal. We invest primarily in equity securities, including common stocks, which provide the potential for capital appreciation and income. Our strategy would commonly be described as a value strategy. That is, we strive to purchase stocks that are selling for less than their true value. In order to estimate what a security's true value is, we evaluate its future income potential, taking into account the impact both currency fluctuations and inflation might have on that income stream. We then determine what that income would be worth if paid today. That helps us decide what we think the security is worth today. We then compare our estimate of the security's value to its current price to determine if it is a good value.

We use income as an indicator of value because we believe it allows us to compare securities across different sectors and different countries--all using one measurement standard. We can even use this analysis to compare stocks to bonds.


We may purchase securities in any foreign country, developed or emerging; however, we currently anticipate investing in Australia, Belgium, Canada, Finland, France, Germany, Hong Kong, Italy, Japan, Malaysia, the Netherlands, New Zealand, Singapore, Spain, Switzerland and the United Kingdom. This is a representative list; the Fund may also invest in countries not listed here. We may invest more than 25% of the Fund's total assets in the securities of issuers located in the same country.


We generally maintain a long-term focus in the Fund, seeking companies that we believe will perform well over the next three to five years.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

How to use
this glossary

This glossary includes definitions of investment terms used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.

Glossary A-C | Amortized cost                                           Average maturity
             | ----------------------------------------------------------------------------------------------------
               Amortized cost is a method used to value a               An average of when the individual bonds and
               fixed-income security that starts with the               other debt securities held in a portfolio
               face value of the security and then adds or              will mature.
               subtracts from that value depending on
               whether the purchase price was greater or
               less than the value of the security at
               maturity. The amount greater or less than the
               par value is divided equally over the time
               remaining until maturity.

16

Delaware Global Equity Fund


Delaware Global Equity Fund seeks long-term total return. We invest in U.S. and foreign equity securities, including common stocks, that provide the potential for capital appreciation and income. We invest primarily in developed markets; however, we may purchase securities in emerging markets. We may invest more than 25% of the Fund's total assets in the securities of issuers located in the same country.


To determine how much of the Fund's assets to allocate to international stocks and how much to U.S. stocks, we compare the potential total return of each asset class in the context of our expectations for inflation, economic growth and political stability in various regions.

In selecting foreign stocks for the Fund, we follow the same investment strategy as Delaware International Equity Fund. We generally look for securities that are undervalued based on our analysis of their future income stream.

The Fund may also seek to achieve growth by investing up to 35% of its assets in income producing debt securities such as U.S. or foreign government bonds or corporate bonds. As a general policy, the Fund only invests in debt securities when we believe they offer better long-term potential returns with less risk than investments in equity securities. We apply our analysis of future income potential to both stocks and bonds in order to decide whether any portion of the portfolio should be allocated to bonds.

Delaware Overseas Equity Fund


Delaware Overseas Equity Fund seeks to maximize total return. Under normal circumstances, we will invest at least 65% of the value of Delaware Overseas Equity Fund's total assets in securities of issuers located in at least three foreign countries. However, we may invest more than 25% of the Fund's total assets in the securities of issuers located in the same country.

The Fund will emphasize established companies, although it may invest in companies of varying sizes as measured by assets, sales and market capitalization. The Fund may invest in securities of issuers located in a variety of different foreign countries including: Australia, Austria, Belgium, Brazil, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, India, Ireland, Italy, Japan, Luxembourg, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Portugal, Singapore, South Africa, Spain, Sweden, Switzerland, Thailand and the United Kingdom. This is a representative list; the Fund may also invest in countries not listed here.

Our strategy for Delaware Overseas Equity Fund can best be described as a value strategy. We use the same income-oriented evaluation process to identify attractive undervalued stocks in a variety of countries and regions. To increase the Fund's return potential and also add further diversification opportunities, we may invest up to 40% of the Fund's assets in securities of companies located in emerging market countries or in government securities of emerging market countries.


Bond                                         Bond ratings                                Capital
----------------------------------------------------------------------------------------------------------
A debt security, like an IOU, issued         Independent evaluations of                  The amount of
by a company, municipality or                creditworthiness, ranging from Aaa/AAA      money you invest.
government agency. In return for             (highest quality) to D (lowest
lending money to the issuer, a bond          quality). Bonds rated Baa/BBB or
buyer generally receives fixed               better are considered investment
periodic interest payments and               grade. Bonds rated Ba/BB or lower are
repayment of the loan amount on a            commonly known as junk bonds. See also
specified maturity date. A bond's            Nationally recognized statistical
price changes prior to maturity and is       rating organization.
inversely related to current interest
rates. When interest rates rise, bond
prices fall, and when interest rates
fall, bond prices rise.

In deciding how much of the portfolio to allocate to emerging markets, we consider both the total return potential of those markets and the expected level of risk.

We may invest up to 5% of the Fund's assets in securities of issuers that have been in continuous operation for less than three years.

Delaware Emerging Markets Fund

Delaware Emerging Markets Fund seeks long-term capital appreciation. The Fund may invest in a broad range of equity securities, including common stocks. Our primary emphasis will be on the stocks of companies located in or having their principal business in an emerging country.

We consider an "emerging country" to be any country that is:


o generally recognized to be an emerging or developing country by the international financial community, including the World Bank and the International Finance Corporation;

o classified by the United Nations as developing; or

o included in the International Finance Corporation Free Index or the Morgan Stanley Capital International Emerging Markets Free Index.

Developing or emerging countries include almost every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western and Northern Europe. A representative list of the countries where we may invest includes: Argentina, Botswana, Brazil, Chile, China, Colombia, Czech Republic, Estonia, Ghana, Greece, Hong Kong, Hungary, India, Indonesia, Ivory Coast, Jamaica, Jordan, Kenya, Korea, Latvia, Lithuania, Malaysia, Mauritius, Mexico, Morocco, Nigeria, Pakistan, Peru, the Philippines, Poland, Portugal, Russia, Slovenia, South Africa, Sri Lanka, Taiwan, Thailand, Turkey, Venezuela and Zimbabwe. We may invest in other countries, particularly as markets in other emerging countries develop. We may invest more than 25% of the Fund's total assets in the securities of issuers located in the same country.


In deciding whether a company is from an emerging country, we evaluate publicly available information and question individual companies to determine if the company meets one of the following criteria:

o the principal trading market for the company's securities is in a country that is emerging;

o the company generates 50% or more of its annual revenue from operations in emerging countries, even though the company's securities are traded in an established market or in a combination of emerging and established markets;

o the company is organized under the laws of an emerging market country and has a principal office in an emerging country.

C-C | Capital appreciation         Capital gains distributions               Commission                           Compounding
    | ----------------------------------------------------------------------------------------------------------------------------
      An increase in the value     Payments to mutual fund shareholders      The fee an investor pays to a        Earnings on an
      of an investment.            of profits (realized gains) from the      financial adviser for                investment's
                                   sale of a fund's portfolio securities.    investment advice and help in        previous earnings.
                                   Usually paid once a year; may be          buying or selling mutual
                                   either short-term gains or long-term      funds, stocks, bonds or other
                                   gains.                                    securities.

Currently, investing in many emerging countries is not feasible or may involve significant political risks. We focus our investments in emerging countries where we consider the economies to be developing strongly and where the markets are becoming more sophisticated. In deciding where to invest we place particular emphasis on factors such as economic conditions (including growth trends, inflation rates and trade balances), regulatory and currency controls, accounting standards and political and social conditions. We believe investment opportunities may result from an evolving long-term trend favoring market-oriented economies, a trend that may particularly benefit countries having developing markets.

When we evaluate individual companies we strive to apply a value-oriented selection process, similar to what we use for Delaware International Equity Fund, Delaware Global Equity Fund and Delaware Overseas Equity Fund. However, in emerging markets, more of the return is expected to come from capital appreciation rather than income. Thus, there is greater emphasis on the manager's assessment of the company's future growth potential.

The Fund may invest up to 35% of its net assets in high-yield, high risk foreign fixed-income securities. This typically includes so-called Brady Bonds.

Delaware New Pacific Fund

Delaware New Pacific Fund seeks to maximize long-term capital appreciation.
It invests primarily in equity securities of companies domiciled or having their principal business activities in countries located in the Pacific Basin.

The Fund will invest in companies of varying sizes, measured by assets, sales and market capitalization. When we evaluate individual companies, we consider the growth prospects for the company and its industry, the financial strength of the company and the quality of its management. We also look at whether the stock appears overvalued or undervalued compared to other stocks in the market or its industry.


While the Fund will generally have investments in companies located in at least three different countries or regions, the Fund may from time to time have investments in only one or a few countries or regions. We may invest more than 25% of the Fund's total assets in the securities of issuers located in the same country.


The Fund may invest up to 35% of its assets in securities of U.S. issuers. In addition, the Fund may invest in short-term debt instruments to meet anticipated day-to-day operating expenses and liquidity requirements.

The Fund may invest up to 5% of its assets in the securities of issuers that have been in continuous operation for less than three years.

Consumer Price Index (CPI)        Contingent deferred sales charge (CDSC)    Corporate bond             Currency exchange rates
-----------------------------------------------------------------------------------------------------------------------------------
Measurement of U.S. inflation;    Fee charged by some mutual                 A debt security issued     The price at which one
represents the price of a         funds when shares are redeemed             by a corporation.          country's currency can
basket of commonly purchased      (sold back to the fund) within             See Bond.                  be converted into
goods.                            a set number of years; an                                             another's. This exchange
                                  alternative method for                                                rate varies almost daily
                                  investors to compensate a                                             according to a wide
                                  financial adviser for advice                                          range of political,
                                  and service, rather than an                                           economic, and other
                                  up-front commission.                                                  factors.

Delaware Global Bond Fund

Delaware Global Bond Fund seeks current income consistent with the preservation of principal. We invest primarily in fixed-income securities that may also provide the potential for capital appreciation.

We may invest in:

o foreign and U.S. government securities;

o debt obligations of foreign and U.S. companies;

o debt securities of supranational entities;


o securities of issuers in emerging market countries, including Brady Bonds, which tend to be of lower quality and more speculative than securities of developed country issuers; and


o zero-coupon bonds.

At the time this Prospectus was prepared we anticipated that for increased safety, a large percentage of Global Bond Fund's assets would be invested in securities of supranational entities and in U.S. and foreign government securities.


While the Fund may purchase securities of issuers in any foreign country, developed or emerging, we currently anticipate investing in Australia, Belgium, Canada, France, Germany, Hong Kong, Japan, Malaysia, the Netherlands, Singapore, Spain, Switzerland and the United Kingdom, as well as Indonesia, Korea, New Zealand, the Philippines, South Africa, Taiwan and Thailand. This is a representative list; we may also invest in other countries. More than 25% of the Fund's total assets may be invested in the securities of issuers located in the same country.

Generally, the value of fixed-income securities rises when interest rates decline and declines when interest rates rise. The value of your investment in the Fund will be affected by changes in interest rates. We generally keep the average weighted maturity of the portfolio in the five-to-ten year range. However, if we anticipate a declining interest rate environment, we may extend the average weighted maturity past ten years or if we anticipate a rising rate environment, we may shorten the average weighted maturity to less than five years.


D-F  |  Depreciation            Diversification                Dividend distribution          Duration
     |  -------------------------------------------------------------------------------------------------------------
        A decline in an         The process of spreading       Payments to mutual fund        A measurement of a
        investment's value.     investments among a            shareholders of                fixed-income
                                number of different            dividends passed along         investment's price
                                securities, asset              from the fund's                volatility. The larger
                                classes or investment          portfolio of securities.       the number, the greater
                                styles to reduce the                                          the likely price change
                                risks of investing.                                           for a given change in
                                                                                              interest rates.


The securities we typically invest in

Stocks offer investors the potential for capital appreciation, and may pay dividends as well. Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation. The following chart provides a brief description of the securities that the Funds may invest in. The Funds can hold securities denominated in any currency. Please see the Statement of Additional Information for additional descriptions of these as well as other investments.




------------------------------------------------------------------------------------------------------------------------------------
Securities                                                       How we use them
------------------------------------------------------------------------------------------------------------------------------------
                      Delaware       Delaware            Delaware             Delaware             Delaware           Delaware
                    International     Global             Overseas             Emerging            New Pacific        Global Bond
                     Equity Fund    Equity Fund         Equity Fund          Markets Fund            Fund               Fund
                    -------------   -----------         -----------          ------------         -----------        -----------
Common stocks:      Delaware International Equity Fund, Delaware Global Equity Fund, Delaware Overseas Equity       Delaware Global
Securities that     Fund, Delaware Emerging Markets Fund and Delaware New Pacific Fund will invest their            Bond Fund
represent shares    assets in common stocks, some of which will be dividend-paying stocks.                          typically does
of ownership in                                                                                                     not invest in
a corporation.                                                                                                      common stocks.
Stockholders
participate in
the corporation's
profits and
losses,
proportionate to
the number of
shares they own.

Corporate bonds:    Although not a principal           Delaware Overseas      Delaware Emerging    Delaware New     Delaware Global
Debt obligations    strategy of the Funds, for         Equity Fund may        Markets Fund may     Pacific Fund     Bond Fund may
issued by U.S. or   temporary defensive purposes,      invest up to 40% of    invest in corporate  generally does   invest in
foreign             Delaware International Equity      its assets in          obligations issued   not invest in    corporate bonds,
corporations.       Fund and Delaware Global           developing country     by emerging country  corporate        generally those
                    Equity Fund may invest all or      corporate and          companies. These     bonds.           rated A or
                    a substantial portion of their     government bonds       bonds may be high                     better by S&P
                    respective assets in corporate     although it            risk, fixed-income                    or Moody's or if
                    obligations.                       generally does not     securities.                           unrated,
                                                       intend to do so. See                                         determined
                    All corporate debt will be         "Foreign government    Although not a                        to be of
                    rated AA or better by S&P and      securities" on         principal strategy                    comparable
                    Aa or better by Moody's, or if     page 22.               of the Fund, for                      quality. The
                    unrated, determined to be of                              temporary defensive                   Fund
                    comparable quality.                                       purposes, the Fund                    may also invest
                                                                              may invest all or a                   in high-yield,
                                                                              substantial portion                   high risk
                                                                              of its assets in                      emerging markets
                                                                              corporate                             corporate bonds.
                                                                              obligations rated AA
                                                                              or better by S&P and
                                                                              Aa or better by
                                                                              Moody's, or if
                                                                              unrated, determined
                                                                              to be of comparable
                                                                              quality.

                                    Delaware Global
                                    Equity Fund may
                                    seek to achieve
                                    growth by
                                    investing up to
                                    35% of its assets
                                    in debt
                                    securities,
                                    including
                                    corporate bonds.
                                    Generally, Delaware
                                    Global Equity
                                    Fund will invest
                                    in debt securities
                                    when we believe
                                    they offer better
                                    long-term potential
                                    returns with less
                                    risk than equity
                                    investments.
------------------------------------------------------------------------------------------------------------------------------------

Expense ratio                       Financial adviser                Fixed-income securities
---------------------------------------------------------------------------------------------------
A mutual fund's total               Financial professional (e.g.,    With fixed-income securities,
operating expenses, expressed       broker, banker, accountant,      the money you originally
as a percentage of its total        planner or insurance agent)      invested is paid back at a
net assets. Operating expenses      who analyzes clients' finances   pre-specified maturity date.
are the costs of running a          and prepares personalized        These securities, which
mutual fund, including              programs to meet objectives.     include government, corporate
management fees, offices,                                            or municipal bonds, as well as
staff, equipment and expenses                                        money market securities,
related to maintaining the                                           typically pay a fixed rate of
fund's portfolio of securities                                       return (often referred to as
and distributing its shares.                                         interest). See Bond.
They are paid from the fund's
assets before any earnings are
distributed to shareholders.


------------------------------------------------------------------------------------------------------------------------------------
Securities                                                     How we use them
------------------------------------------------------------------------------------------------------------------------------------
                      Delaware         Delaware       Delaware             Delaware             Delaware         Delaware
                    International       Global        Overseas             Emerging            New Pacific      Global Bond
                     Equity Fund      Equity Fund    Equity Fund          Markets Fund            Fund             Fund
                    -------------     -----------    -----------          ------------         -----------      -----------
Foreign government   Although not a principal       Delaware Overseas     We may invest a       Delaware New    Delaware Global Bond
securities: Debt     strategy of the Funds, for     Equity Fund may       portion of Delaware   Pacific Fund    Fund will generally
obligations issued   temporary defensive purposes,  invest up to 40% of   Emerging Markets      generally does  invest in securities
by a government      Delaware International Equity  its assets in         Fund's assets in      not invest in   issued by foreign
other than the       Fund and Delaware Global       developing country    foreign governmental  foreign         governments, their
United States or by  Equity Fund may invest all or  corporate and         securities issued by  government      agencies,
an agency,           a substantial portion of their government bonds      emerging or           securities.     instrumentalities or
instrumentality or   respective assets in high      combined although it  developing                            political
political            quality debt obligations of    generally does not    countries, which may                  subdivisions that
subdivision of such  foreign governments, their     intend to do so.      be lower rated,                       are rated AAA or AA
governments.         agencies, instrumentalities                          including securities                  by S&P or Aaa or Aa
                     and political sub-divisions.                         rated below                           by Moody's or, if
                                                                          investment grade.                     unrated, considered
                                    Delaware Global                                                             to be of comparable
                                    Equity Fund may seek                  Although not a                        quality. We may
                                    to achieve growth by                  principal strategy                    invest a portion of
                                    investing up to 35%                   of the Fund, for                      the Fund's assets in
                                    of its assets in                      temporary defensive                   foreign governmental
                                    foreign governmental                  purposes, the Fund                    securities issued by
                                    debt securities.                      may invest in high                    emerging countries,
                                    Generally, Delaware                   quality debt                          which may be lower
                                    Global Equity Fund                    obligations of                        rated, including
                                    will invest in debt                   foreign governments,                  securities rated
                                    securities when we                    their agencies,                       below investment
                                    believe they offer                    instrumentalities                     grade.
                                    better long-term                       and political
                                    potential returns                      sub-divisions.
                                    with less risk than
                                    equity investments.

U.S. government      Although not a principal strategy of the Funds, for temporary              Delaware New    Delaware Global Bond
securities:          defensive purposes Delaware International Equity Fund, Delaware Global     Pacific Fund    Fund may invest a
Securities issued or Equity Fund, Delaware Overseas Equity Fund and Delaware Emerging           generally does  significant portion
guaranteed by the    Markets Fund may invest in U.S. government securities.                     not invest in   of its assets in
U.S. government or                                                                              U.S. government U.S. government
issued by an agency                                                                             securities.     securities. It will
or instrumentality                                                                                              invest only in U.S.
of the U.S.                                                                                                     government
government.                                                                                                     obligations,
                                                                                                                including bills,
                                                                                                                notes and bonds that
                                                                                                                are issued or
                                                                                                                guaranteed as to the
                                                                                                                payment of principal
                                                                                                                and interest by the
                                                                                                                U.S. government and
                                                                                                                securities of U.S.
                                                                                                                government agencies
                                                                                                                or instrumentalities
                                                                                                                that are backed by
                                                                                                                the full faith and
                                                                                                                credit of the United
                                                                                                                States.
------------------------------------------------------------------------------------------------------------------------------------

     Inflation                Investment goal       Management fee         Market capitalization
I-M  --------------------------------------------------------------------------------------------
     The increase in the      The objective, such   The amount paid by a   The value of a
     cost of goods and        as long-term capital  mutual fund to the     corporation
     services over time.      growth or high        investment adviser     determined by
     U.S. inflation is        current income, that  for management         multiplying the
     frequently measured      a mutual fund         services, expressed    current market price
     by changes in the        pursues.              as an annual           of a share of common
     Consumer Price Index                           percentage of the      stock by the number
     (CPI).                                         fund's average daily   of shares held by
                                                    net assets.            shareholders. A
                                                                           corporation with one
                                                                           million shares
                                                                           outstanding and the
                                                                           market price per
                                                                           share of $10 has a
                                                                           market
                                                                           capitalization of
                                                                           $10 million.


------------------------------------------------------------------------------------------------------------------------------------
Securities                                                     How we use them
------------------------------------------------------------------------------------------------------------------------------------
                        Delaware         Delaware       Delaware             Delaware             Delaware         Delaware
                      International       Global        Overseas             Emerging            New Pacific      Global Bond
                       Equity Fund      Equity Fund    Equity Fund          Markets Fund            Fund             Fund
                      -------------     -----------    -----------          ------------         -----------      -----------
Investment company    Each Fund may hold investment    Delaware Overseas    Delaware Emerging    Delaware New     Delaware Global
securities: In some   company securities if we         Equity Fund may not  Markets Fund may     Pacific Fund     Bond Fund may hold
countries,            believe the country offers       hold investment      hold open-end and    may not hold     closed-end
investments by U.S.   good investment opportunities.   company securities.  closed-end           investment       investment company
mutual funds are      Both Funds would generally                            investment company   company          securities.
generally made by     hold closed-end investment                            securities. Please   securities.
purchasing shares of  companies, but Delaware Global                        see Delaware
investment companies  Equity Fund may also hold                             International Equity
that in turn invest   open-end investment companies.                        Fund and Delaware
in the securities of  These investments involve an                          Global Equity Fund
such countries.       indirect payment of a portion                         for a complete
                      of the expenses of the other                          explanation.
                      investment companies,
                      including their advisory fees.

Foreign currency      Although the Funds value their assets daily in U.S. dollars, they do not intend to convert their
transactions: A       holdings of foreign currencies into U.S. dollars on a daily basis. Each Fund will, however, from
forward foreign       time to time, purchase or sell foreign currencies and/or engage in forward foreign currency exchange
currency exchange     transactions. Each Fund may conduct its foreign currency transactions on a cash basis at the rate contract involves an  prevailing in the foreign currency exchange market or through a forward foreign currency exchange
obligation to         contract or forward contract.
purchase or sell a
specific currency on  A Fund may use forward contracts for defensive hedging purposes to attempt to protect the value of
a fixed future date   the Fund's current security or currency holdings. It may also use forward contracts if it has agreed
at a price that is    to sell a security and wants to "lock-in" the price of that security, in terms of U.S. dollars.
set at the time of    Investors should be aware of the costs of currency conversion. The Funds will not use forward
the contract.         contracts for speculative purposes.
The future date may
be any number of
days from the date
of the contract as
agreed by the
parties involved.

American Depositary   Each Fund may invest in sponsored and unsponsored ADRs, EDRs and GDRs, generally            This is not a
Receipts (ADRs),      focusing on those whose underlying securities are issued by foreign entities.               principal strategy
European Depositary                                                                                               for Delaware
Receipts (EDRs), and  To determine whether to purchase a security in a foreign market or through                  Global Bond Fund.
Global Depositary     depositary receipts, we evaluate the price levels, the transaction costs, taxes
Receipts (GDRs):      and administrative costs involved with each security to identify the most
ADRs are receipts     efficient choice.
issued by a U.S.
depositary (usually
a U.S. bank) and
EDRs and GDRs are
receipts issued by a
depositary outside
of the U.S. (usually
a non-U.S. bank or
trust company or a
foreign branch of a
U.S. bank).
Depositary receipts
represent an
ownership interest
in an underlying
security that is
held by the
depositary.
Generally, the
holder of the
depositary receipt
is entitled to all
payments of
interest, dividends
or capital gains
that are made on the
underlying security.
------------------------------------------------------------------------------------------------------------------------------------

Maturity                        Morgan Stanley Capital International EAFE     Morgan Stanley Capital International
                                (Europe, Australia, Far East) Index           Emerging Markets Free Index
------------------------------------------------------------------------------------------------------------------
The length of time until a      The Morgan Stanley Capital                    The Morgan Stanley
bond issuer must repay the      International EAFE Index is an                International Emerging Markets
underlying loan principal to    international index including                 Free Index is a U.S. dollar
bondholders.                    stocks traded on 16 exchanges                 denominated index comprised of
                                in Europe, Australia and the                  stocks of countries with below
                                Far East, weighted by                         average per capita GDP as
                                capitalization.                               defined by the World Bank,
                                                                              foreign ownership
                                                                              restrictions, a tax regulatory
                                                                              environment, and greater
                                                                              perceived market risk than in
                                                                              the developed countries.
                                                                              Within this index, MSCI aims
                                                                              to capture an aggregate of 60%
                                                                              of local market
                                                                              capitalization.


------------------------------------------------------------------------------------------------------------------------------------
Securities                                                     How we use them
------------------------------------------------------------------------------------------------------------------------------------
                        Delaware             Delaware         Delaware        Delaware           Delaware             Delaware
                      International           Global          Overseas        Emerging          New Pacific          Global Bond
                       Equity Fund          Equity Fund      Equity Fund     Markets Fund          Fund                 Fund
                      -------------         -----------      -----------     ------------       -----------          -----------
Supranational         The Funds do not invest in these entities.                                                  We anticipate
entities: Debt                                                                                                    investing a large
securities of                                                                                                     percentage of
supranational                                                                                                     Delaware Global
entities may be                                                                                                   Bond Fund's assets
denominated in any                                                                                                in debt securities
currency. These                                                                                                   of supranational
securities are                                                                                                    entities.
typically of
high-grade quality.
A supranational
entity is an entity
established or
financially
supported by the
national governments
of one or more
countries to promote
reconstruction or
development. The
International Bank
for Reconstruction
and Development
(more commonly known
as the World Bank)
would be one example
of a supranational
entity.

Zero coupon bonds:    Delaware                 Delaware Global Equity Fund   Delaware Emerging  Delaware New      Delaware Global
Zero coupon bonds     International Equity     and Delaware Overseas Equity  Markets Fund may   Pacific Fund      Bond Fund may
are debt obligations  Fund typically does      Fund do not invest in these   invest in zero     does not invest   invest in zero
that do not entitle   not invest in these      securities.                   coupon bonds.      in these          coupon bonds.
the holder to any     securities.                                                               securities.
periodic payments of
interest before
maturity or a
specified date when
the securities begin
paying current
interest. Therefore,
they are issued and
traded at a discount
from their face
amounts or par
value. The market
prices of zero
coupon bonds are
generally more
volatile than the
market prices of
securities that pay
interest
periodically and are
likely to respond to
changes in interest
rates to a greater
degree than do
non-zero coupon
securities having
similar maturities
and credit quality.
------------------------------------------------------------------------------------------------------------------------------------

     Morgan Stanley Capital        Morgan Stanley
     International World Index     Pacific Index           NASD Regulation, Inc. (NASD)
M-P  ----------------------------------------------------------------------------------
     The Morgan Stanley            A total return          A self-regulating
     Capital                       index, reported in      organization,
     International World           U.S. dollars, based     consisting of
     Index is an                   on share prices and     brokerage firms
     international index           reinvested gross        (including
     that includes stocks          dividends of            distributors of
     traded in Europe,             approximately 500       mutual funds), that
     Australia, the Far            companies (only         is responsible for
     East, plus the U.S.,          those securities        overseeing the
     Canada and South              deemed sufficiently     actions of its
     Africa, weighted by           liquid for trading      members.
     capitalization.               by investors) from
                                   the following 6
                                   countries:
                                   Australia, Hong
                                   Kong, Japan,
                                   Malaysia, New
                                   Zealand and
                                   Singapore.


------------------------------------------------------------------------------------------------------------------------------------
Securities                                                     How we use them
------------------------------------------------------------------------------------------------------------------------------------
                        Delaware       Delaware         Delaware        Delaware             Delaware              Delaware
                      International     Global          Overseas        Emerging            New Pacific           Global Bond
                       Equity Fund    Equity Fund      Equity Fund     Markets Fund            Fund                  Fund
                      -------------   -----------      -----------     ------------         -----------           -----------
Brady Bonds: These    Delaware International Equity Fund,              Delaware Emerging    Delaware New Pacific  Delaware Global
are debt securities   Delaware Global Equity Fund and Delaware         Markets Fund may     Fund does not invest  Bond Fund may
issued under the      Overseas Equity Fund do not invest in            invest in Brady      in Brady Bonds.       Brady Bonds.
framework of the      these securities.                                Bonds. We believe                          Please see
Brady Plan, an                                                         that the economic                          Delaware Emerging
initiative for                                                         reforms undertaken                         Markets Fund to
debtor nations to                                                      by countries in                            the left for a
restructure their                                                      connection with the                        complete
outstanding external                                                   issuance of Brady                          explanation.
indebtedness                                                           Bonds can make the
(generally,                                                            debt of countries
commercial bank                                                        that have issued or
debt). Brady Bonds                                                     have announced plans
tend to be of lower                                                    to issue these bonds
quality and more                                                       a viable opportunity
speculative than                                                       for investment.
securities of
developed country
issuers.

High-yield, high      Delaware International Equity Fund,              Delaware Emerging    Delaware New Pacific  Delaware Global
risk fixed-income     Delaware Global Equity Fund and Delaware         Markets Fund may     Fund does not invest  Bond Fund may
securities:           Overseas Equity Fund do not invest in            invest up to 35% of  in these securities.  invest a portion
Securities that are   these securities.                                its net assets, in                         of its assets in
rated lower than BBB                                                   high-yield, high                           these securities.
by S&P or Baa by                                                       risk foreign
Moody's, or if                                                         fixed-income
unrated, of equal                                                      securities.
quality. These
securities may be
issued by companies
or governments of
emerging or
developing
countries, which may
be less
creditworthy. The
risk that these
companies or
governments may not
be able to make
interest or
principal payments
is substantial.

Restricted            We may invest in privately placed securities that are eligible for resale only among certain institutional
securities:           buyer swithout registration, including Rule 144A Securities.
Privately placed
securities whose
resale is restricted
under securities
law.

Illiquid securities:  Delaware International Equity Fund,              Delaware Emerging    Delaware New Pacific Fund and
Securities that       Delaware Global Equity Fund and Delaware         Markets Fund may     Delaware Global Bond Fund may
cannot be sold or     Overseas Equity Fund may invest up to            invest up to 15% of  invest up to 10% of net assets
disposed of in the    10% of net assets in illiquid                    net assets in        in illiquid securities.
ordinary course of    securities.                                      illiquid securities.
business, within
seven days, at
approximately the
price at which a
fund has valued
them.
------------------------------------------------------------------------------------------------------------------------------------

Nationally recognized statistical rating
organization (NRSRO)                              Net asset value (NAV)            Preferred stock
------------------------------------------------------------------------------------------------------------------
A company that assesses the credit quality        The daily dollar value of one    Preferred stock has preference
of bonds, commercial paper, preferred             mutual fund share. Equal to a    over common stock in the
and common stocks and  municipal short-term       fund's net assets divided by     payment of dividends and
issues, rating the probability that the           the number of shares             liquidation of assets.
issuer of the debt will meet the scheduled        outstanding.                     Preferred stocks also often
interest payments and repay the principal.                                         pay dividends at a fixed rate
Ratings are published by such companies as                                         and are sometimes convertible
Moody's Investors Service, Inc. (Moody's),                                         into common stock.
Standard & Poor's Ratings Group (S&P),
Duff & Phelps, Inc. (Duff), and Fitch IBCA,
Inc. (Fitch).

------------------------------------------------------------------------------------------------------------------------------------
Securities                                                     How we use them
------------------------------------------------------------------------------------------------------------------------------------
                        Delaware          Delaware          Delaware              Delaware        Delaware              Delaware
                      International        Global           Overseas              Emerging       New Pacific           Global Bond
                       Equity Fund       Equity Fund       Equity Fund           Markets Fund       Fund                  Fund
                      -------------      -----------       -----------           ------------    -----------           -----------
Repurchase            Typically, we use repurchase agreements as a short-term investment for a Fund's cash position. In
agreements: An        order to enter into these repurchase agreements, a Fund must have collateral of at least 102% of the
agreement between a   repurchase price. The Funds will only enter into repurchase agreements in which the collateral is
buyer, such as a      composed of U.S. government securities.
fund, and a seller
of securities in
which the seller
agrees to buy the
securities back
within a specified
time at the same
price the buyer paid
for them, plus an
amount equal to an
agreed upon interest
rate. Repurchase
agreements are often
viewed as equivalent
to cash.

Other securities:     Delaware           Delaware Global   Delaware Overseas     Delaware       Delaware New      Delaware Global
Each Fund is          International      Equity Fund may   Equity Fund may       Emerging       Pacific Fund      Bond Fund may
permitted to invest   Equity Fund        invest in         invest in all types   Markets Fund   may invest in     invest in futures
in other securities   may invest in      preferred         of securities with    may invest     all types of      and options. The
that are listed       preferred stocks,  stocks,           equity                in preferred   securities        Fund may also
here. More            convertible        convertible       characteristics,      stocks,        with equity       invest in interest
information about     securities,        securities,       including trust or    securities,    characteristics,  rate swaps.
these securities can  warrants,          warrants,         limited partnership   warrants,      including trust
be found in the       futures and        futures and       interests, preferred  convertible    or limited
Statement of          options.           options.          stocks, rights,       futures and    partnership
Additional                                                 warrants and          options.       interests,
Information.                                               convertible                          preferred stocks,
                                                           securities. The Fund                 rights and
                                                           may hold futures and                 warrants and
                                                           options. The Fund                    convertible
                                                           may also invest in                   securities. The
                                                           swaps.                               Fund may hold
                                                                                                futures and
                                                                                                options. The
                                                                                                Fund may also
                                                                                                invest in swaps.
------------------------------------------------------------------------------------------------------------------------------------

     Price-to-earnings
     ratio                      Principal               Prospectus             Redeem
P-S  --------------------------------------------------------------------------------------------
     A measure of a             Amount of money you     The official           To cash in your
     stock's value              invest (also called     offering document      shares by selling
     calculated by              capital). Also          that describes a       them back to the
     dividing the current       refers to a bond's      mutual fund,           mutual fund.
     market price of a          original face value,    containing
     share of stock by          due to be repaid at     information required
     its annual earnings        maturity.               by the SEC, such as
     per share. A stock                                 investment
     selling for $100 per                               objectives,
     share with annual                                  policies, services
     earnings per share                                 and fees.
     of $5 has a P/E of
     20.

Portfolio turnover Each Fund (other than Delaware New Pacific Fund) anticipates that its annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if a Fund sold and replaced securities valued at 100% of its net assets within one year. High turnover in a Fund could result in additional brokerage commissions to be paid by the Fund and higher tax liability for the Fund.

Borrowing from banks Each Fund may borrow money as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions. A Fund will not borrow money in excess of one-third of the value of its net assets.

Securities lending Each Fund may loan up to one-quarter (one-third, in the case of Delaware New Pacific Fund and Delaware Overseas Equity Fund) of its assets to qualified broker/dealers or institutional investors to generate additional income for the Fund. All such loans will be secured by collateral.


Purchasing securities on a when-issued or delayed delivery basis Delaware New Pacific Fund and Delaware Overseas Equity Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. Each Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Temporary defensive positions For temporary defensive purposes, Delaware International Equity Fund, Delaware Global Equity Fund and Delaware Emerging Markets Fund may each invest all or a substantial portion of their assets in high quality debt instruments of foreign governments, the U.S. government, or foreign or U.S. companies. Also, for temporary defensive purposes, Delaware Overseas Equity Fund may invest a substantial portion of its assets in cash or cash equivalent investments or in U.S. securities, and Delaware New Pacific Fund may invest up to 100% of its assets in money market instruments, cash or cash equivalents. To the extent that a Fund does so, the Fund may be unable to meet its investment objective.

                                                                  Salomon Smith Barney World Government   SEC (Securities and
Risk                           Sales charge                       Bond Index                              Exchange Commission)
------------------------------------------------------------------------------------------------------------------------------------
Generally defined as           Charge on the purchase or          The World Government Bond Index         Federal agency established
variability of value; also     redemption of fund shares sold     is a market-capitalization              by Congress to administer
credit risk, inflation risk,   through financial advisers.        weighted benchmark that tracks          the laws governing the
currency and interest rate     May vary with the amount           the performance of the 18               securities industry,
risk. Different investments    invested. Typically used to        Government bond markets of              including mutual fund
involve different types and    compensate advisers for advice     Australia, Austria, Belgium,            companies.
degrees of risk.               and service provided.              Canada, Denmark, Finland,
                                                                  France, Germany, Ireland, Italy,
                                                                  Japan, the Netherlands,
                                                                  Portugal, Spain, Sweden,
                                                                  Switzerland, the United Kingdom
                                                                  and the United States.

The risks of investing in the Funds

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in a Fund you should carefully evaluate the risks. An investment in the Funds typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in the Funds. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.


------------------------------------------------------------------------------------------------------------------------------------
      Risks                                             How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                          Delaware         Delaware      Delaware            Delaware            Delaware            Delaware
                        International       Global       Overseas            Emerging           New Pacific        Global Bond
                         Equity Fund     Equity Fund    Equity Fund        Markets Fund            Fund                Fund
                       -------------------------------------------------------------------------------------------------------------
Market risk is the      We maintain a long-term investment approach and focus on stocks we believe can appreciate over an extended
risk that all or a      time frame regardless of interim market fluctuations. In deciding what portion of a Fund's portfolio should
majority of the         be invested in any individual country, we evaluate a variety of factors, including opportunities and risks
securities in a         relative to other countries.
certain market--like
the stock or bond       In addition, for             For temporary          Same as for        For temporary    As part of Delaware
market--or in a         temporary defensive          defensive purposes     Delaware           defensive        Global Bond Fund's
certain country or      purposes, the Funds may      Delaware Overseas      International      purposes,        principal investment
region will decline in  invest all or a              Equity Fund may        Equity Fund        Delaware New     strategy, the Fund
value because of        substantial portion of       invest a substantial   and Delaware       Pacific Fund     may invest in
factors such as         their assets in high         portion of its         Global Equity      may invest       securities that
economic conditions,    quality debt                 assets in cash or      Fund as            up to 100% of    generally have
future expectations or  instruments of foreign       cash equivalent        explained          its assets in    relatively less
investor confidence.    governments, the U.S.        investments or in      to the left.       money market     market risk.
                        government, (including       U.S. securities.                          instruments,
                        their agencies and                                                     cash or cash
                        instrumentalities) or                                                  equivalents.
                        foreign or U.S.
                        companies.

Industry and security   We typically hold a number of different securities in a variety of sectors in order to minimize the impact
risk is the risk that   that a poorly performing security would have on a Fund. This risk is more significant for Delaware Global
the value of            Equity Fund, Delaware Emerging Markets Fund and Delaware Global Bond Fund, which are non-diversified funds.
securities in a
particular industry or
the value of an
individual stock or
bond will decline
because of changing
expectations for the
performance of that
industry or for the
individual company
issuing the stock or
bond.

Interest rate risk is   Delaware International Equity Fund, Delaware Global Equity Fund, Delaware Overseas      Interest rate risk
the risk that           Equity Fund, Delaware New Pacific Fund and Delaware Emerging Markets Fund are           is a significant
securities,             generally less affected by interest rate risk because they typically hold a smaller     risk for Delaware
particularly bonds      amount of fixed-income securities than Delaware Global Bond Fund.                       Global Bond Fund. In
with longer                                                                                                     an attempt to manage
maturities, will                                                                                                interest rate risk,
decrease in value if                                                                                            we adjust the Fund's
interest rates rise.                                                                                            average weighted
                                                                                                                maturity based on
                                                                                                                our view of interest
                                                                                                                rates. The Fund's
                                                                                                                average weighted
                                                                                                                maturity will
                                                                                                                generally be in the
                                                                                                                five-to-ten year
                                                                                                                range. When we
                                                                                                                anticipate that
                                                                                                                interest rates will
                                                                                                                decline, we may
                                                                                                                extend the average
                                                                                                                maturity beyond ten
                                                                                                                years and when we
                                                                                                                anticipate that
                                                                                                                interest rates will
                                                                                                                rise, we may shorten
                                                                                                                the average maturity
                                                                                                                to less than five
                                                                                                                years.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                             Statement of Additional
                  S-V     Share classes               Signature guarantee       Standard deviation           Information (SAI)
                      --------------------------------------------------------------------------------------------------------------
                          Different classifications   Certification by a bank,  A measure of an              The document serving as
                          of shares; mutual fund      brokerage firm or other   investment's volatility;     "Part B" of a fund's
                          share classes offer a       financial institution     for mutual funds, measures   prospectus that
                          variety of sales charge     that a customer's         how much a fund's total      provides more detailed
                          choices.                    signature is valid;       return has typically         information about the
                                                      signature guarantees can  varied from its historical   fund's organization,
                                                      be provided by members    average.                     investments, policies
                                                      of the STAMP program.                                  and risks.

------------------------------------------------------------------------------------------------------------------------------------
      Risks                                             How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                          Delaware       Delaware      Delaware             Delaware             Delaware             Delaware
                        International     Global       Overseas             Emerging            New Pacific         Global Bond
                         Equity Fund   Equity Fund    Equity Fund         Markets Fund             Fund                 Fund
                       -------------------------------------------------------------------------------------------------------------
Currency risk is the    Each Fund may try to hedge its currency risk by purchasing foreign currency exchange contracts. If a Fund
risk that the value     agrees to purchase or sell foreign securities at a pre-set price on a future date, the Fund attempts to
of a fund's             protect the value of a security it owns from future changes in currency rates. If a Fund has agreed to
investments may be      purchase or sell a security, it may also use foreign currency exchange contracts to "lock-in" the security's
negatively affected     price in terms of U.S. dollars or another applicable currency. Each Fund may use forward currency exchange
by changes in           contracts only for defensive or protective measures, not to enhance portfolio returns. However, there is no
foreign currency        assurance that such a strategy will be successful.
exchange rates.
Adverse changes in
exchange rates may
reduce or eliminate
any gains produced by
investments that are
denominated in foreign
currencies and may
increase any losses.

Small company risk is   These Funds typically       These Funds may invest in small companies and would be      Delaware Global Bond
the risk that prices    focus their investment      subject to this risk. We typically hold a number of         Fund does not invest
of smaller companies    in larger companies.        different stocks in order to reduce the impact that one     in small companies.
may be more volatile                                small company stock would have on the Funds. This risk
than larger companies                               is more significant for Delaware Emerging Markets Fund,
because of limited                                  which is a non-diversified fund.
financial resources or
dependence on narrow
product lines.

Political risk is the   We evaluate the political situations in the countries where we invest and take into account any potential risk that countries or  risks before we select securities for the portfolio. However, there is no way to eliminate political risk
the entire region       when investing internationally.
where we invest may
experience political
instability. This may
cause greater
fluctuation in the
value and liquidity of
our investments due to
changes in currency
exchange rates,
governmental seizures
or nationalization of
assets.

Emerging market risk    Delaware International      Delaware Overseas Equity Fund, Delaware Emerging Markets Fund, Delaware New
is the possibility      Equity Fund and             Pacific Fund and Delaware Global Bond Fund are subject to this risk. Striving to
that the risks          Delaware Global Equity      manage this risk, the portfolio managers carefully screen securities within
associated with         Fund, to the limited        emerging markets and attempt to consider material risks associated with an
international           extent that they            individual company or bond issuer. We cannot eliminate emerging market risk and
investing will be       invest in emerging          consequently encourage shareholders to invest in these Funds only if they have a
greater in emerging     markets, are subject        long-term time horizon, over which the potential of individual securities is
markets than in more    to this risk.               more likely to be realized.
developed foreign
markets because, among
other things, emerging
markets may have less
stable political and
economic environments.
------------------------------------------------------------------------------------------------------------------------------------




                                                  Uniform Gift to Minors Act and
Stock                Total return                 Uniform Transfers to Minors Act  Volatility
                     ---------------------------------------------------------------------------------------------------------------
An investment that   An investment performance    Federal and state laws           The tendency of an investment to go up or down in
represents a share   measurement, expressed as    that provide a simple way        value by different magnitudes. Investments that
of ownership         a percentage, based on       to transfer property to a        generally go up or down in value in relatively
(equity) in a        the combined earnings        minor with special tax           small amounts are considered "low volatility"
corporation. Stocks  from dividends, capital      advantages.                      investments, whereas those investments that
are often referred   gains and change in price                                     generally go up or down in value in relatively
to as "equities."    over a given period.                                          large amounts are considered "high volatility"
                                                                                   investments.



------------------------------------------------------------------------------------------------------------------------------------
      Risks                                             How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                          Delaware       Delaware         Delaware             Delaware             Delaware            Delaware
                        International     Global          Overseas            Emerging            New Pacific         Global Bond
                         Equity Fund   Equity Fund       Equity Fund         Markets Fund             Fund               Fund
                     ---------------------------------------------------------------------------------------------------------------
Inefficient market      The Funds will attempt to reduce these risks by investing in a number of different countries, and noting
risk is the risk that   trends in the economy, industries and financial markets.
foreign markets may                                                                                             Delaware Global Bond
be less liquid, have                                                                                            Fund will also
greater price                                                                                                   perform credit
volatility, less                                                                                                analysis in an
regulation and higher                                                                                           attempt to reduce
transaction costs                                                                                               these risks.
than U.S. markets.

Information risk is     We conduct fundamental research on the companies we invest in rather than relying solely on information
the risk that foreign   available through financial reporting. We believe this will help us to better uncover any potential
companies may be        weaknesses in individual companies.
subject to different
accounting, auditing
and financial
reporting standards
than U.S. companies.
There may be less
information available
about foreign issuers
than domestic issuers.
Furthermore,
regulatory oversight
of foreign issuers may
be less stringent or
less consistently
applied than in the
United States.

Non-diversified fund    Delaware      Delaware Global    Delaware           Delaware Emerging    Delaware New   Delaware Global Bond
risk is the risk that   International Equity Fund will   Overseas Equity    Markets Fund is a    Pacific Fund   Fund is a
non-diversified         Equity Fund   not be             Fund is a          non-diversified      is a           non-diversified
funds are believed to   is a          diversified        diversified fund,  fund, the same as    diversified    fund, the same as
be subject to greater   diversified   under the 1940     and is not         Delaware Global      fund, and is   Delaware Global
risks because adverse   fund, and is  Act.               subject to this    Equity Fund. Please  not subject    Equity Fund. Please
effects on their        not subject   Non-diversified    risk.              see the full         to this risk.  see the full
security holdings may   to this risk. investment                            explanation to the                  explanation under
affect a larger                       companies                             left under Delaware                 Delaware Global
portion of their                      have the                              Global Equity Fund.                 Equity Fund to the
overall assets.                       flexibility to                                                            left.
                                      invest as much
                                      as 50% of their
                                      assets in as
                                      few as two issuer
                                      with no single
                                      issuer accounting
                                      for more than
                                      25% of the
                                      portfolio. The
                                      remaining 50%
                                      of the
                                      portfolio must
                                      be diversified
                                      so that no more
                                      than 5% of a
                                      fund's assets is
                                      invested in the
                                      securities of a
                                      single issuer.






------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
      Risks                                             How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                           Delaware         Delaware          Delaware           Delaware           Delaware            Delaware
                         International       Global          Overseas            Emerging          New Pacific        Global Bond
                          Equity Fund     Equity Fund       Equity Fund        Markets Fund           Fund                Fund
                       -------------------------------------------------------------------------------------------------------------
Foreign government and    This is not a significant risk for Delaware      Delaware Emerging     This is not a  The Fund is subject
supranational             International Equity Fund, Delaware Global       Markets Fund is       significant    to this risk and
securities risks          Equity Fund or Delaware Overseas Equity Fund.    subject to this risk  risk for       will attempt to
relate to the ability                                                      and will attempt to   Delaware New   limit this risk by
of a foreign                                                               limit this risk by    Pacific Fund.  performing credit
government or                                                              performing credit                    analysis on the
government related                                                         analysis on the                      issuer of each
issuer to make timely                                                      issuer of each                       security purchased.
payments on its                                                            security purchased.                  The Fund attempts to
external debt                                                              The Fund attempts to                 reduce the risks
obligations.                                                               reduce this risk by                  associated with
                                                                           limiting the portion                 investing in foreign
                                                                           of net assets that                   governments by
                                                                           may be invested in                   focusing on bonds
                                                                           these securities.                    rated within the two
                                                                           The Fund also                        highest rating
                                                                           compares the                         categories.
                                                                           risk-reward
                                                                           potential of foreign
                                                                           government
                                                                           securities being
                                                                           considered to that
                                                                           offered by equity
                                                                           securities to
                                                                           determine whether to
                                                                           allocate assets to
                                                                           equity or
                                                                           fixed-income
                                                                           investments.

Credit risk of            This is not a significant risk for Delaware      Delaware Emerging     This is not a  Delaware Global Bond
high-yield, high risk     International Equity Fund, Delaware Global       Markets Fund may      significant    Fund may invest a
fixed-income securities   Equity Fund or Delaware Overseas Equity Fund.    invest up to 35% of   risk for       portion of its
relates to securities                                                      its net assets in     Delaware New   assets in these
rated lower than BBB                                                       high-yield, high      Pacific Fund.  securities. Please
by S&P and Baa by                                                          risk foreign                         see the complete
Moody's are considered                                                     fixed-income                         explanation under
to be of poor standing                                                     securities. We                       Delaware Emerging
and predominantly                                                          intend to limit our                  Markets Fund to the
speculative as to the                                                      investment in any                    left.
issuer's ability to                                                        single lower rated
repay interest and                                                         bond, which can help
principal. These bonds                                                     to reduce the effect
are often issued by                                                        of an individual
less creditworthy                                                          default on the Fund.
companies or by highly                                                     We also intend to
leveraged (indebted)                                                       limit our overall
firms, which are                                                           holdings of bonds in
generally less able                                                        this category. Such
than more financially                                                      limitations may not
stable firms to make                                                       protect the Fund
scheduled payments of                                                      from widespread bond
interest and                                                               defaults brought
principal. The risks                                                       about by a sustained
posed by bonds issued                                                      economic downturn or
under such                                                                 from price declines
circumstances are                                                          that might result
substantial.                                                               from changes in the
                                                                           quality ratings of
                                                                           individual bonds.

Transaction costs         Each of the Funds is subject to this risk. We strive to monitor transaction costs and to choose an
risk relates to the       efficient trading strategy for the Funds.
costs of buying,
selling and holding
foreign securities,
including brokerage,
tax and custody costs,
may be higher than
those involved in
domestic transactions
------------------------------------------------------------------------------------------------------------------------------------

Who manages the Funds


Investment managers
and sub-advisers

Delaware International Advisers Ltd. makes investment decisions for Delaware International Equity Fund, Delaware Global Equity Fund, Delaware Emerging Markets Fund and Delaware Global Bond Fund, manages the Funds' business affairs and provides daily administrative services. Delaware International Advisers Ltd. is affiliated with Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

Delaware Management Company is the sub-adviser to Delaware Global Equity Fund. Delaware Management Company manages the U.S. securities portion of Delaware Global Equity Fund's portfolio under the overall supervision of Delaware International Advisers Ltd. and furnishes Delaware International Advisers with investment recommendations, asset allocation advice, research and other investment services regarding U.S. securities.

Delaware Overseas Equity Fund and Delaware New Pacific Fund are managed by Delaware Management Company. Delaware International Advisers Ltd. is Delaware Overseas Equity Fund's sub-adviser and AIB Govett, Inc. is Delaware New Pacific Fund's sub-adviser. The sub-advisers are responsible for day-to-day management of the Fund's assets. Delaware Management Company administers the Funds' affairs and has ultimate responsibility for all investment advisory services for the Funds. Delaware Management Company also supervises the sub-adviser's performance.


For the services they provided, the manager and sub-advisers, where applicable, were paid an aggregate fee by each Fund for the last fiscal year as follows:

                                                                                                          Investment management fees
------------------------------------------------------------------------------------------------------------------------------------
                                            Delaware        Delaware       Delaware        Delaware         Delaware       Delaware
                                            International   Global         Overseas        Emerging        New Pacific   Global Bond
                                            Equity Fund     Equity Fund    Equity Fund     Markets Fund        Fund          Fund
------------------------------------------------------------------------------------------------------------------------------------
  As a percentage of
   average daily net assets                    0.81%          0.34%*        none*            0.28%*           0.22%*        0.51%*

*Reflects a waiver of fees by the manager.

Portfolio
managers


Delaware International Equity Fund
Clive A. Gillmore and Nigel G. May have primary responsibility for making day-to-day investment decisions for Delaware International Equity Fund. In making investment decisions for the Fund, Mr. Gillmore and Mr. May regularly consult with a fourteen member international equity team.

Clive A. Gillmore, Deputy Managing Director, Senior Portfolio Manager and Director of Delaware International Advisers Ltd., has been the senior portfolio manager for Delaware International Equity Fund since its inception. A graduate f the University of Warwick and having begun his career at Legal and General Investment Management, Mr. Gillmore joined Delaware International in 1990 after eight years of investment experience. His most recent position prior to joining Delaware International was as a Pacific Basin equity analyst and senior portfolio manager for Hill Samuel Investment Management Ltd. Mr. Gillmore completed the London Business School Investment program.

Nigel G. May, Senior Portfolio Manager and Director of Delaware International Advisers Ltd., is a graduate of Sidney Sussex College, Cambridge. Mr. May joined Mr. Gillmore as Co-Manager of the Fund on December 22, 1997. He joined Delaware International in 1991, assuming portfolio-management responsibilities and sharing analytical responsibilities for continental Europe. He previously had been with Hill Samuel Investment Management Ltd. for five years.


Delaware Global Equity Fund

Elizabeth A. Desmond has primary responsibility for making day-to-day investment decisions for Delaware Global Equity Fund. Robert L. Arnold makes investment decisions for the U.S. equity portion of the Fund.


Elizabeth A. Desmond, Senior Portfolio Manager and Director of Delaware International Advisers Ltd., has been the portfolio manager for the Fund since July 21, 1998. Ms. Desmond is a graduate of Wellesley College and the masters program in East Asian studies at Stanford University. After working for the Japanese government for two years, she began her investment career as a Pacific Basin investment manager with Shearson Lehman Global Asset Management. Prior to joining Delaware International in the spring of 1991, she was a Pacific Basin equity analyst and senior portfolio manager at Hill Samuel Investment Management Ltd. Ms. Desmond is a CFA charterholder.


Robert L. Arnold, Vice President/Senior Portfolio Manager of the Fund, has been managing the U.S. equity portion of the Fund since July 21, 1998. Prior to that time he managed other Delaware Investments mutual funds and was a financial analyst focusing on the financial services industry including banks, thrifts, insurance companies and consumer finance companies. Mr. Arnold holds a BS from Carnegie Mellon University and earned an MBA from the University of Chicago. He began his investment career as a management consultant with Arthur Young in Philadelphia. Prior to joining Delaware Investments in March 1992, Mr. Arnold was a planning analyst with Chemical Bank in New York.

Delaware Overseas Equity Fund


Clive Gillmore and Robert Akester have had primary responsibility for making day-to-day investment decisions for Delaware Overseas Equity Fund since September 15, 1997. Please see Delaware International Equity Fund for a description of Mr. Gillmore's business experience.

Robert Akester, Senior Portfolio Manager of Delaware International Advisers Ltd., joined Delaware International Advisers Ltd. in 1996. Mr. Akester, who began his investment career in 1969, was most recently a Director of Hill Samuel Investment Management Ltd., which he joined in 1985. His prior experience included working as a Senior Analyst and head of the Southeast Asian Research team at James Capel, and as a Fund Manager at Prudential Assurance Co., Ltd. Mr. Akester holds a BS in Statistics and Economics from University College, London and is an associate of the Institute of Actuaries, with a certificate in Finance and Investment.

Delaware Emerging Markets Fund


Clive Gillmore also has primary responsibility for making day-to-day investment decisions for Emerging Markets Fund (please see Delaware International Equity Fund for a description of Mr. Gillmore's business experience). In making investment decisions for Delaware Emerging Markets Fund, Mr. Gillmore regularly consults with a fourteen member international equity team, including co-managers Robert Akester and Joshua H. Brooks. (Please see Delaware Overseas Equity Fund for a description of Mr. Akester's business experience). Mr. Gillmore has been managing the Fund since its inception.

Joshua H. Brooks, Senior Portfolio Manager of Delaware International Advisers Ltd., holds a bachelor's degree from Yale University and an MBA from The London Business School. He began his investment career with Delaware Investments in 1991. Prior to joining the investment team in London, he was based in Philadelphia with responsibilities that included equity market analysis and acting as liaison with Delaware International.


Delaware New Pacific Fund

Jane Pickard has had primary responsibility for making day-to-day investment decisions for the Fund since November 12, 1997. Ms. Pickard graduated in law from Edinburgh University. She joined Barclays de Zoete Wedd Securities Limited in 1991, where she initially worked as a specialist in structured debt products, moving into the Pacific Rim equity division in 1992. She remained there until 1995 when she moved to IAI International where she had responsibility for Pacific Region investment for U.S. institutional and retail funds. Ms. Pickard joined AIB Govett Asset Management, an affiliate of AIB Govett, Inc., in 1996.

Delaware Global Bond Fund

Christopher A. Moth and Joanna Bates have primary responsibility for making day-to-day investment decisions for Delaware Global Bond Fund. In making investment decisions for Delaware Global Bond Fund, Mr. Moth and Ms. Bates regularly consult with David G. Tilles.

Christopher A. Moth, Senior Portfolio Manager, Director and Head of Investment Strategy of Delaware International Advisers Ltd., is a graduate of The City University, London. He joined Delaware International in 1992. He previously worked at the Guardian Royal Exchange where he was responsible for technical analysis, quantitative models and projections. Mr. Moth has been awarded the certificate in Finance and Investment from the Institute of Actuaries in London. Mr. Moth became Co-Manager of the Fund in January 1997.

Joanna Bates, Senior Portfolio Manager, Credit and Emerging Markets of Delaware International Advisers Ltd., is a graduate of London University. She joined the Fixed Income team at Delaware International in June 1997. Prior to that she was Associate Director, Fixed Interest at Hill Samuel Investment Management Ltd. which she joined in 1990. She had previously worked at Fidelity International and Save & Prosper as a fund manager and analyst for global bond markets. Ms. Bates is an associate of the Institute of Investment Management and Research. Ms. Bates became Co-Manager of the Fund in July 1999.

David G. Tilles, Managing Director and Chief Investment Officer of Delaware International Advisers Ltd., was educated at the Sorbonne, Warwick University and Heidelberg University. Prior to joining Delaware International in 1990 as Managing Director and Chief Investment Officer, he spent 16 years with Hill Samuel Investment Management Ltd. in London, serving in a number of investment capacities. His most recent position prior to joining Delaware International was Chief Investment Officer of Hill Samuel Investment Management Ltd.

Who's who?

This diagram shows the various organizations involved with managing, administering, and servicing the Delaware Investments funds.

                                                        Board of Trustees

Investment managers                                     The Funds                                           Custodian
Delaware International Advisers Ltd.                                                                        The Chase Manhattan Bank
Third Floor  80 Cheapside                                                                                   4 Chase Metrotech Center
London, England EC2V 6EE                                                                                    Brooklyn, NY 11245

Delaware Management Company                         Distributor                        Service agent
One Commerce Square                                 Delaware Distributors, L.P.        Delaware Service Company, Inc.
Philadelphia, PA 19103                              1818 Market Street                 1818 Market Street
                                                    Philadelphia, PA 19103             Philadelphia, PA 19103



Sub-advisers
Delaware Management Company                                              Financial advisers

Delaware International Advisers Ltd.                                        Shareholders

AIB Govett, Inc.
250 Montgomery St., Suite 1200
San Francisco, CA 94104

Portfolio managers
(see page 32 for details)


Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Sub-adviser A sub-adviser is a company generally responsible for the management of the fund's assets. They are selected and supervised by the investment manager.

Portfolio managers Portfolio managers are employed by the investment manager or sub-adviser to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to NASD Regulation, Inc. (NASD) rules governing mutual fund sales practices.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Financial advisers Financial advisers provide advice to their clients--analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisers are compensated for their services, generally through sales commissions, and through 12b-1 and/or service fees deducted from the fund's assets.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment objectives or policies must also seek shareholder approval.

About your account

Investing in
the Funds

You can choose from a number of share classes for each Fund. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial adviser to determine which class best suits your investment goals and time frame.

Choosing a share class

Class
A

o Class A shares have an up-front sales charge of up to 5.75% that you pay when you buy the shares. Class A shares of Delaware Global Bond Fund have an up-front sales charge of up to 4.75%. The offering price for Class A shares includes the front-end sales charge.


o    If you invest $50,000 or more ($100,000 or more for Delaware Global Bond
     Fund), your front-end sales charge will be reduced.


o You may qualify for other reduced sales charges, as described in "How to reduce your sales charge," and under certain circumstances the sales charge may be waived; please see the Statement of Additional Information.

o Class A shares are also subject to an annual 12b-1 fee no greater than 0.30% (0.35% for Delaware New Pacific Fund) of average daily net assets, which is lower than the 12b-1 fee for Class B and Class C shares.


o Class A shares generally are not subject to a contingent deferred sales charge except in the limited circumstances described in the table below.

Class A sales charges


------------------------------------------------------------------------------------------------------------------------------------
                  Delaware International Equity, Delaware Global         |
                  Equity, Delaware Overseas Equity, Delaware             |                     Delaware Global Bond
                  Emerging Markets, Delaware New Pacific                 |
------------------------------------------------------------------------------------------------------------------------------------
                   Sales charge       Sales charge       Dealer's        |   Sales charge          Sales charge        Dealer's
                    as % of           as % of            commission      |   as % of               as % of             commission as
Amount of           offering          amount             as % of         |   offering price        amount              % of offering
purchase            price             invested           offering price  |                         invested            price
------------------------------------------------------------------------------------------------------------------------------------
                                                                         |
Less than $50,000    5.75%             6.10%                5.00%        |      4.75%               4.99%              4.00%
                                                                         |
$50,000 but                                                              |
under $100,000       4.75%             4.99%                4.00%        |      4.75%               4.99%              4.00%
                                                                         |
$100,000 but                                                             |
under $250,000       3.75%             3.90%                3.00%        |      3.75%               3.90%              3.00%
                                                                         |
$250,000 but                                                             |
under $500,000       2.50%             2.56%                2.00%        |      2.50%               2.56%              2.00%
                                                                         |
$500,000 but                                                             |
under $1,000,000     2.00%             2.04%                1.60%        |      2.00%               2.04%              1.60%
------------------------------------------------------------------------------------------------------------------------------------

As shown below, there is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if your financial adviser is paid a commission on your purchase, you will have to pay a limited contingent deferred sales charge of 1% if you redeem these shares within the first year after your purchase and 0.50% if you redeem them within the second year unless a specific waiver of the charge applies.

------------------------------------------------------------------------------------------------------------------------------------
                                   Sales charge as                         Sales charge as                Dealer's commission as
Amount of purchase               % of offering price                       % of amount invested           % of offering price
------------------------------------------------------------------------------------------------------------------------------------
$1 million up to $5 million            none                                     none                             1.00%

Next $20 million
Up to $25 million                      none                                     none                             0.50%

Amount over $25 million                none                                     none                             0.25%
------------------------------------------------------------------------------------------------------------------------------------

36

Class
B


o Class B shares have no up-front sales charge, so the full amount of your purchase is invested in a Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within six years after you buy them.

o If you redeem Class B shares during the first year after you buy them, the shares will be subject to a contingent deferred sales charge of 5%. The contingent deferred sales charge is 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter. For Delaware Global Bond Fund Class B, the contingent deferred sales charge is 4% during the first two years, 3% during the third and fourth years after your purchase, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.


o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

o For approximately eight years after you buy your Class B shares, they are subject to annual 12b-1 fees no greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining accounts.

o Because of the higher 12b-1 fees, Class B shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A shares.

o Approximately eight years after you buy them, Class B shares automatically convert into Class A shares with a 12b-1 fee of no more than 0.30% (0.35% for Delaware New Pacific Fund). Conversion may occur as late as three months after the eighth anniversary of purchase, during which time Class B's higher 12b-1 fees apply.

o You may purchase up to $250,000 of Class B shares at any one time. The limitation on maximum purchases varies for retirement plans.

Class
C


o Class C shares have no up-front sales charge, so the full amount of your purchase is invested in a Fund. However, you will pay a contingent deferred sales charge of 1% if you redeem your shares within 12 months after you buy them.


o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

o Class C shares are subject to an annual 12b-1 fee which may not be greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

o Because of the higher 12b-1 fees, Class C shares have higher expenses and pay lower dividends than Class A shares.

o Unlike Class B shares, Class C shares do not automatically convert into another class.

o You may purchase any amount less than $1,000,000 of Class C shares at any one time. The limitation on maximum purchases varies for retirement plans.


Each share class of the Funds has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sales and distribution of its shares. Because these fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

How to reduce your sales charge

We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the Statement of Additional Information for detailed information and eligibility requirements. You can also get additional information from your financial adviser. You or your financial adviser must notify us at the time you purchase shares if you are eligible for any of these programs.


----------------------------------------------------------------------------------------------------------------------------
                                                                                Share class
Program                     How it works                       A                      B                    C
----------------------------------------------------------------------------------------------------------------------------
Letter of Intent       Through a Letter of                     X          Although the Letter of Intent and Rights of
                       Intent you agree to                                Accumulation do not apply to the purchase of Class
                       invest a certain amount                            B and C shares, you can combine your purchase of
                       in Delaware Investments                            Class A shares with your purchase of Class B and C
                       Funds (except money                                shares to fulfill your Letter of Intent or qualify
                       market funds with no                               for Rights of Accumulation.
                       sales charge) over a
                       13-month period to
                       qualify for reduced
                       front-end sales charges.

Rights of              You can combine your                    X
Accumulation           holdings or purchases of
                       all funds in the
                       Delaware Investments
                       family (except money
                       market funds with no
                       sales charge) as well as
                       the holdings and
                       purchases of your spouse
                       and children under 21 to
                       qualify for reduced
                       front-end sales charges.

Reinvestment of        Up to 12 months after       For Class A, you       For Class B, your             Not available
redeemed shares        you redeem shares, you      will not have to       account will be
                       can reinvest the            pay an additional      credited with the
                       proceeds with no            front-end sales        contingent deferred
                       additional sales charge.    charge.                sales charge you
                                                                          previously paid on
                                                                          the amount you are
                                                                          reinvesting. Your
                                                                          schedule for
                                                                          contingent deferred
                                                                          sales charges and
                                                                          conversion to Class
                                                                          A will not start
                                                                          over again; it will
                                                                          pick up from the
                                                                          point at which you
                                                                          redeemed your
                                                                          shares.

Simple IRA, SEP        These investment plans                  X          There is no reduction in sales charges for Class B
IRA, SARSEP,           may qualify for reduced                            or Class C shares for group purchases by
Prototype Profit       sales charges by                                   retirement plans.
Sharing, Pension,      combining the purchases
401(k), SIMPLE         of all members of the
401(k), 403(b)(7),     group. Members of these
and 457 Retirement     groups may also qualify
Plans                  to purchase shares
                       without a front-end
                       sales charge and may
                       qualify for a waiver of
                       any contingent deferred
                       sales charges.
----------------------------------------------------------------------------------------------------------------------------

How to buy shares

(GRAPHIC SYMBOL OF ADVISER OMITTED)
Through your financial adviser
Your financial adviser can handle all the details of purchasing shares, including opening an account. Your adviser may charge a separate fee for this service.

(GRAPHIC SYMBOL OF ENVELOPE OMITTED)
By mail
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

(GRAPHIC SYMBOL OF WIRE OMITTED)
By wire
Ask your bank to wire the amount you want to invest to First Union Bank, ABA #031201467, Bank Account number 2014 12893 4013. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us so we can assign you an account number.

(GRAPHIC SYMBOL OF EXCHANGE OMITTED)
By exchange
You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares. To open an account by exchange, call the Shareholder Service Center at 800.523.1918.

(GRAPHIC SYMBOL OF DELAPHONE OMITTED)
Through automated shareholder services
You can purchase or exchange shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800.523.1918.

Once you have completed an application, you can open an account with an initial investment of $1,000 and make additional investments at any time for as little as $100. If you are buying shares in an IRA or Roth IRA, under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, or through an Automatic Investing Plan, the minimum purchase is $250, and you can make additional investments of only $25. The minimum for an Education IRA is $500. The minimums vary for retirement plans other than IRAs, Roth IRAs or Education IRAs.


The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on a Fund's net asset value. If we receive your order after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine each Fund's net asset value (NAV) per share at the close of regular trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in a Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of these currencies against the U.S. dollar, as provided by an independent pricing service. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.


Retirement plans
In addition to being an appropriate investment for your Individual Retirement Account (IRA), Roth IRA and Education IRA, shares in the Funds may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how shares in these Funds can play an important role in your retirement planning or for details about group plans, please consult your financial adviser, or call 800.523.1918.

How to redeem shares

(GRAPHIC SYMBOL OF ADVISER OMITTED)
Through your financial adviser
Your financial adviser can handle all the details of redeeming your shares. Your adviser may charge a separate fee for this service.

(GRAPHIC SYMBOL OF ENVELOPE OMITTED)
By mail
You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. All owners of the account must sign the request, and for redemptions of more than $50,000, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

(GRAPHIC SYMBOL OF TELEPHONE OMITTED)
By telephone
You can redeem up to $50,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

(GRAPHIC SYMBOL OF WIRE OMITTED)
By wire
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account the next business day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

(GRAPHIC SYMBOL OF DELAPHONE OMITTED)
Through automated shareholder services
You can redeem shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800.523.1918.

How to redeem shares
(continued)

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) you will receive the net asset value as determined on the business day we receive your request. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

If you are required to pay a contingent deferred sales charge when you redeem your shares, the amount subject to the fee will be based on the shares' net asset value when you purchased them or their net asset value when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a contingent deferred sales charge at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the contingent deferred sales charge formula will be the price you paid for the original shares--not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.


Account minimum
If you redeem shares and your account balance falls below the required account minimum of $1,000 ($250 for IRAs, Uniform Gift to Minors Act accounts or accounts with automatic investing plans, $500 for Education IRAs) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you will be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, your Fund may redeem your account after 60 days' written notice to you.


Special services
To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.

------------------------------------------------------------------------------------
            Automatic   The Automatic Investing Plan allows you to make regular
       Investing Plan   monthly or quarterly investments directly from your checking account.

       Direct Deposit   With Direct Deposit you can make additional investments
                        through payroll deductions, recurring government or private payments such as social security or direct transfers from
                        your bank account.

Wealth Builder Option   With the Wealth Builder Option you can arrange automatic
                        monthly exchanges between your shares in one or more
                        Delaware Investments funds. Wealth Builder exchanges are
                        subject to the same rules as regular exchanges (see below)
                        and require a minimum monthly exchange of $100 per fund.

Special services
(continued)

------------------------------------------------------------------------------------
             Dividend   Through our Dividend Reinvestment Plan, you can have your
    Reinvestment Plan   distributions reinvested in your account or the same share class in another fund in the Delaware Investments family.
                        The shares that you purchase through the Dividend
                        Reinvestment Plan are not subject to a front-end sales
                        charge or to a contingent deferred sales charge. Under most circumstances, you may reinvest dividends only into like
                        classes of shares.

            Exchanges   You can exchange all or part of your shares for shares of
                        the same class in another Delaware Investments fund without paying a sales charge and without paying a contingent
                        deferred sales charge at the time of the exchange. However, if you exchange shares from a money market fund that does
                        not have a sales charge you will pay any applicable sales
                        charges on your new shares. When exchanging Class B and
                        Class C shares of one fund for similar shares in other
                        funds, your new shares will be subject to the same
                        contingent deferred sales charge as the shares you
                        originally purchased. The holding period for the CDSC will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. You don't pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange
                        shares, you are purchasing shares in another fund so you
                        should be sure to get a copy of the fund's prospectus and
                        read it carefully before buying shares through an exchange.

        MoneyLine(SM)   Through our MoneyLine(SM) On Demand Service, you or your
    On Demand Service   financial adviser may transfer money between your Fund
                        account and your predesignated bank account by telephone
                        request. This service is not available for retirement plans, except for purchases into IRAs. MoneyLine has a minimum
                        transfer of $25 and a maximum transfer of $50,000. Delaware
                        Investments does not charge a fee for this service; however, your bank may assess one.

        MoneyLine(SM)   Through our MoneyLine(SM) Direct Deposit Service you can have
       Direct Deposit   $25 or more in dividends and distributions deposited
              Service   directly to your bank account. Delaware Investments does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.

           Systematic   Through our Systematic Withdrawal Plan you can arrange a
      Withdrawal Plan   regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your
                        account is $5,000 or more, you can make withdrawals of at
                        least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through our MoneyLine Direct Deposit Service.

Dividends, distributions
and taxes


Dividends, if any, are paid quarterly for Delaware International Equity Fund, Delaware Global Equity Fund and Delaware Global Bond Fund and annually for Delaware Overseas Equity Fund, Delaware New Pacific Fund and Delaware Emerging Markets Fund. Any capital gains are distributed annually. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.


Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from these Funds is the same whether you reinvest your dividends or receive them in cash. Distributions from a Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.


We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

Certain management considerations

Year 2000


As with other mutual funds, financial and business organizations and individuals around the world, the Funds could be adversely affected if the computer systems used by their service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." Each Fund has taken steps to obtain satisfactory assurances that its major service providers have taken steps reasonably designed to address the Year 2000 Problem on the computer systems that the service providers use. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the business of the Funds. The portfolio managers and investment professionals of the Funds consider Year 2000 compliance (including, but not limited to, any or all of the following: impact on business, cost of compliance plan review and contingency planning, and vendor compliance) in the securities selection and investment process. However, there can be no guarantees that, even with their due diligence efforts, they will be able to predict the effect of Year 2000 on any company or the performance of its securities.


Investments by fund of funds
Delaware International Equity Fund, Delaware Emerging Markets Fund, Delaware New Pacific Fund and Delaware Global Bond Fund accept investments from the series portfolios of Delaware Group Foundation Funds, a fund of funds. From time to time, a Fund may experience large investments or redemptions due to allocations or rebalancings by Foundation Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transactions costs or portfolio turnover. The manager will monitor transactions by Foundation Funds and will attempt to minimize any adverse effects on each Fund and Foundation Funds as a result of these transactions.

Fund companies
The Funds are separate series of the investment companies shown below.

  Delaware Group Global & International Funds
    Delaware International Equity Fund
    Delaware Global Equity Fund
    Delaware Emerging Markets Fund
    Delaware Global Bond Fund
  Delaware Group Adviser Funds
    Delaware Overseas Equity Fund
    Delaware New Pacific Fund


                                                                           45
                                                                           -----

Financial Highlights
                                                                         Class A
--------------------------------------------------------------------------------
The Financial highlights tables are intended to help you understand a Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with each Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800.523.1918. Information for Delaware Overseas Equity Fund and Delaware New Pacific Fund for the fiscal periods ended on or before October 31, 1996 has been audited by the Funds' previous independent auditors.

                                                                                                            Year Ended
Delaware International                                                                                           11/30
Equity Fund                                                     1999        1998         1997        1996         1995
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $15.330     $14.650      $14.640     $12.190      $11.920
Income (loss) from investment operations:
Net investment income(2)                                        0.174       0.273        0.220       0.490        0.297
Net realized and unrealized gain (loss) on
   investments and foreign currencies                           0.881       0.957        0.245       2.385        0.628
                                                              -------     -------      -------     -------      -------
Total from investment operations                                1.055       1.230        0.465       2.875        0.925
                                                              -------     -------      -------     -------      -------
Less dividends and distributions:
Dividends from net investment income                           (0.235)     (0.395)      (0.435)     (0.280)      (0.185)
Distributions from net realized gain
    on investments                                               none      (0.155)      (0.020)     (0.145)      (0.470)
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                              (0.235)     (0.550)      (0.455)     (0.425)      (0.655)
                                                              -------     -------      -------     -------      -------
Net asset value, end of period                                $16.150     $15.330      $14.650     $14.640      $12.190
                                                              =======     =======      =======     =======      =======
Total return(3)                                                 6.97%       8.75%        3.27%(5)   24.22%(5)     8.17%
Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $99,671    $122,609     $112,425     $89,177      $62,251
Ratio of expenses to average net assets                         1.86%       1.70%        1.70%       1.85%        2.07%
Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly                                     1.86%       1.70%        1.71%       1.95%        2.07%
Ratio of net investment income to
   average net assets                                           1.10%       1.80%        1.46%       3.70%        2.57%
Ratio of net investment income to
   average net assets prior to expense
   limitation and expenses paid indirectly                      1.10%       1.80%        1.45%       3.60%        2.57%
Portfolio turnover                                                 3%          5%           8%          9%          21%
-----------------------------------------------------------------------------------------------------------------------

(1) Date of commencement of trading; ratios have been annualized but total return has not been annualized.
(2) Per share information for the years ended November 30, 1996, 1997, 1998 and 1999 was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(4) The ratios of expenses and net investment income to average net assets, portfolio turnover and total return have been omitted as management believes that such ratios and total return for this relatively short period are not meaningful.
(5)  Total return reflects expense limitations in effect during the period.

How to read the                                  Net realized and unrealized gain (loss) on investments
Financial highlights     Net investment income   and foreign currencies
                         --------------------------------------------------------------------------------
                         Net investment          A realized gain on investments occurs when we sell an
                         income includes         investment at a profit, while a realized loss on
                         dividend and            investments occurs when we sell an investment at a
                         interest income         loss. When an investment increases or decreases in
                         earned from a fund's    value but we do not sell it, we record an unrealized
                         securities; it is       gain or loss. The amount of realized gain per share
                         after expenses have     that we pay to shareholders is listed under "Less
                         been deducted.          dividends and distributions-Distributions from net
                                                 realized gain on investments." Realized and unrealized
                                                 gain (loss) on foreign currencies represent changes in
                                                 the U.S. dollar value of assets (including investments)
                                                 and liabilities denominated in foreign currencies as a
                                                 result of changes in foreign currency exchange rates.

   46
-----


                                                           Class B                                                      Class C
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         Period
                                                        Year ended                                       Year Ended    11/29/95(1)
                                                             11/30                                            11/30     through
   1999            1998            1997          1996         1995        1999        1998        1997         1996    11/30/95
-------------------------------------------------------------------     -------------------------------------------------------
$ 15.280        $ 14.560        $ 14.560       $12.130     $ 11.900     $15.260     $14.540     $14.540     $12.190     $12.240

   0.063           0.168           0.114         0.398        0.278       0.063       0.167       0.114       0.400        none

   0.877           0.962           0.246         2.377        0.567       0.877       0.963       0.246       2.375      (0.050)
--------        --------        --------       -------     --------     -------     -------     -------     -------     -------
   0.940           1.130           0.360         2.775        0.845       0.940       1.130       0.360       2.775      (0.050)
--------        --------        --------       -------     --------     -------     -------     -------     -------     -------
  (0.130)         (0.255)         (0.340)       (0.200)      (0.145)     (0.130)     (0.255)     (0.340)     (0.280)       none

    none          (0.155)         (0.020)       (0.145)      (0.470)       none      (0.155)     (0.020)     (0.145)       none
--------        --------        --------       -------     --------     -------     -------     -------     -------     -------
  (0.130)         (0.410)         (0.360)       (0.345)      (0.615)     (0.130)     (0.410)     (0.360)     (0.425)       none
--------        --------        --------       -------     --------     -------     -------     -------     -------     -------
$ 16.090        $ 15.280        $ 14.560       $14.560     $ 12.130     $16.070     $15.260     $14.540     $14.540     $12.190
========        ========        ========       =======     ========     =======     =======     =======     =======     =======
   6.21%           8.03%           2.54%(5)     23.38%(5)     7.46%       6.22%       8.04%       2.54%(5)    23.39%(5)        (4)

$ 36,997        $ 37,775        $ 31,914       $10,878     $  3,471     $14,369     $14,076     $11,811     $ 1,909     $    5
   2.56%           2.40%           2.40%         2.55%        2.77%       2.56%       2.40%       2.40%       2.55%           (4)

   2.56%           2.40%           2.41%         2.65%        2.77%       2.56%       2.40%       2.41%       2.65%           (4)

   0.40%           1.10%           0.76%         3.00%        1.87%       0.40%       1.10%       0.76%       3.00%           (4)

   0.40%           1.10%           0.75%         2.90%        1.87%       0.40%       1.10%       0.75%       2.90%           (4)
      3%              5%              8%            9%          21%          3%          5%          8%          9%           (4)



                                                                        Ratio of expenses to
Net asset value (NAV)    Total return           Net assets              average net assets
---------------------------------------------------------------------------------------------
This is the value of     This represents the    Net assets represent    The expense ratio is
a mutual fund share,     rate that an           the total value of      the percentage of
calculated by            investor would have    all the assets in a     net assets that a
dividing the net         earned or lost on an   fund's portfolio,       fund pays annually
assets by the number     investment in a        less any                for operating
of shares                fund. In calculating   liabilities, that       expenses and
outstanding.             this figure for the    are attributable to     management fees.
                         financial highlights   that class of the       These expenses
                         table, we include      fund.                   include accounting
                         applicable fee                                 and administration
                         waivers, exclude                               expenses, services
                         front-end and                                  for shareholders,
                         contingent deferred                            and similar
                         sales charges, and                             expenses.
                         assume the
                         shareholder has
                         reinvested all
                         dividends and
                         realized gains.



                                                                           47
                                                                           -----


                                                                                                          Class A
--------------------------------------------------------------------------------------------------------------------
                                                                                                           Period
                                                                                                      12/27/94(1)
                                                                                                          through
Delaware Global Equity Fund                    1999           1998           1997            1996        11/30/95
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $13.600     $   14.050     $   13.310     $    11.900     $   10.000
Income (loss) from investment operations:
Net investment income(3)                       0.130          0.289          0.437           0.493          0.301
Net realized and unrealized gain (loss) on
   investments and foreign currencies          0.290          0.826          0.843           1.572          1.839
                                             -------     ----------     ----------     -----------     ----------
Total from investment operations               0.420          1.115          1.280           2.065          2.140
                                             -------     ----------     ----------     -----------     ----------
Less dividends and distributions:
Dividends from net investment income          (0.120)        (0.335)        (0.490)         (0.385)        (0.240)
Distributions from net realized gain
   on investments                             (0.680)        (1.230)        (0.050)         (0.270)          none
                                             -------     ----------     ----------     -----------     ----------
Total dividends and distributions             (0.800)        (1.565)        (0.540)         (0.655)        (0.240)
                                             -------     ----------     ----------     -----------     ----------
Net asset value, end of period               $13.220     $   13.600     $   14.050     $    13.310     $   11.900
                                             =======     ==========     ==========     ===========     ==========
Total return(4)                                3.17%          8.83%          9.91%          18.17%         21.48%
Ratios and supplemental data:
Net assets, end of period (000 omitted)      $ 7,386     $    7,329     $    6,939     $    11,878     $    3,122
Ratio of expenses to average net assets        1.85%          1.55%          1.25%           1.25%          1.25%
Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly                    2.32%          1.99%          2.16%           2.72%          7.55%
Ratio of net investment income to
   average net assets                          0.97%          2.17%          3.24%           4.13%          4.75%
Ratio of net investment income (loss) to
   average net assets  prior to expense
   limitation and expenses paid indirectly     0.50%          1.73%          2.33%           2.66%         (1.55%)
Portfolio turnover                               29%            90%            74%             34%            57%


(1) Date of commencement of trading; ratios and total return have been annualized.
(2)  Date of commencement of trading.
(3) Per share information for the years ended November 30, 1997, 1998 and 1999 was based on the average shares outstanding method.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total return also reflects expense limitations in effect during the period.
(5) The ratios of expenses and net investment income to average net assets, portfolio turnover and total return have been omitted as management believes that such ratios and total return for this relatively short period are not meaningful.



How to read the          Ratio of net investment income to
Financial highlights     average net assets                         Portfolio turnover rate
(continued)              ---------------------------------------------------------------------------
                         We determine this ratio by dividing net    This figure tells you the
                         investment income by average net assets.   amount of trading activity in
                                                                    a fund's portfolio. For
                                                                    example, a fund with a 50%
                                                                    turnover has bought and sold
                                                                    half of the value of its total
                                                                    investment portfolio during
                                                                    the stated period.


   48
-----

                                                             Class B                                                      Class C
                                                              Period                                                       Period
                                                         12/27/94(1)                                       Year Ended 11/29/95(2)
                                                             through                                           11/30      through
   1999           1998           1997            1996       11/30/95        1999        1998        1997        1996     11/30/95
--------------------------------------------------------------------     --------------------------------------------------------
$13.600        $14.040        $13.300        $ 11.880        $10.000     $13.550     $13.990     $13.250     $11.890      $11.940
  0.036          0.197          0.342           0.379          0.212       0.036       0.197       0.341       0.446         none

  0.294          0.813          0.848           1.606          1.848       0.294       0.813       0.849       1.534       (0.050)
-------        -------        -------        --------        -------     -------     -------     -------     -------      -------
  0.330          1.010          1.190           1.985          2.060       0.330       1.010       1.190       1.980       (0.050)
-------        -------        -------        --------        -------     -------     -------     -------     -------      -------
 (0.060)        (0.220)        (0.400)         (0.295)        (0.180)     (0.060)     (0.220)     (0.400)     (0.350)        none

 (0.680)        (1.230)        (0.050)         (0.270)          none      (0.680)     (1.230)     (0.050)     (0.270)        none
-------        -------        -------        --------        -------     -------     -------     -------     -------      -------
 (0.740)        (1.450)        (0.450)         (0.565)        (0.180)     (0.740)     (1.450)     (0.450)     (0.620)        none
-------        -------        -------        --------        -------     -------     -------     -------     -------      -------
$13.190        $13.600        $14.040        $ 13.300        $11.880     $13.140     $13.550     $13.990     $13.250      $11.890
=======        =======        =======        ========        =======     =======     =======     =======     =======      =======
  2.56%          7.97%          9.18%          17.32%         20.73%       2.57%       8.00%       9.21%      17.33%             (5)

$ 5,044        $ 5,397        $ 4,445        $  4,796        $   613     $ 2,614     $ 3,391     $ 3,094     $ 1,185          $ 5
  2.55%          2.25%          1.95%           1.95%          1.95%       2.55%       2.25%       1.95%       1.95%             (5)

  3.02%          2.69%          2.86%           3.42%          8.25%       3.02%       2.69%       2.86%       3.42%             (5)

  0.27%          1.47%          2.54%           3.43%          4.05%       0.27%       1.47%       2.54%       3.43%             (5)

 (0.20%)         1.03%          1.63%           1.96%         (2.25%)     (0.20%)      1.03%       1.63%       1.96%             (5)
    29%            90%            74%             34%            57%         29%         90%         74%         34%             (5)





                                                                           49
                                                                           -----


                                                                                                                Class A
-----------------------------------------------------------------------------------------------------------------------
                                                                                                             Year Ended
                                                                                                                  10/31
Delaware Overseas Equity Fund                                  1999(1)    1998(1)      1997(1)     1996(2)         1995
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $8.950     $12.520      $12.390     $11.400      $11.000
Income (loss) from investment operations:
Net investment income (loss)                                    0.075       0.091       (0.060)     (0.060)       0.010
Net realized and unrealized gain (loss) on
   investments and foreign currencies                           0.870      (1.501)       0.960       1.073        0.400
                                                               ------      ------      -------     -------      -------
Total from investment operations                                0.945      (1.410)       0.900       1.013        0.410
                                                               ------      ------      -------     -------      -------
Less dividends and distributions:
Dividends from net investment income                           (0.695)     (0.520)      (0.440)     (0.023)      (0.010)
Distributions from net realized gain
   on investments                                              (1.370)     (1.640)      (0.330)       none         none
                                                               ------      ------      -------     -------      -------
Total dividends and distributions                              (2.065)     (2.160)      (0.770)     (0.023)      (0.010)
                                                               ------      ------      -------     -------      -------
Net asset value, end of period                                 $7.830      $8.950      $12.520     $12.390      $11.400
                                                               ======      ======      =======     =======      =======
Total return(3)                                                13.86%(4)  (12.95%)(4)    7.74%       8.90%4       3.81%4
Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $2,285      $2,034      $10,868     $14,886      $13,018
Ratio of expenses to average net assets                         1.85%       1.83%        1.80%       1.82%        1.85%
Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly                                     5.31%       3.75%          N/A       2.60%        2.96%
Ratio of net investment income (loss)
   to average net assets                                        0.95%       0.93%       (0.45%)     (0.51%)       0.00%
Ratio of net investment loss to average
   net assets prior to expense limitation
   and expenses paid indirectly                                (2.51%)     (0.99%)         N/A      (1.29%)      (1.11%)
Portfolio turnover                                                 7%         87%          18%         21%           9%
-----------------------------------------------------------------------------------------------------------------------


(1) The average shares outstanding method has been applied for per share information.
(2) Commencing May 3, 1996, Delaware Management Company replaced Lincoln National Corporation as the Fund's investment manager.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(4) Total return reflects expense limitations in effect during the period.

   50
-----


                                                       Class B                                                         Class C
                                                    Year Ended                                                      Year Ended
                                                         10/31                                                           10/31
1999(1)         1998(1)      1997(1)       1996(2)        1995      1999(1)       1998(1)      1997(1)     1996(2)        1995
-----------------------------------------------------------------  -------------------------------------------------------------
$8.030          $11.540      $11.560       $10.710     $10.400      $ 8.040      $ 11.550      $11.580     $10.730     $10.430

 0.017            0.033       (0.140)       (0.060)     (0.020)       0.017         0.033       (0.140)     (0.060)     (0.060)

 0.753           (1.383)       0.890         0.930       0.350        0.763        (1.383)       0.880       0.930       0.390
------         --------      -------       -------     -------      --------     --------      ------      -------     ------

 0.770           (1.350)       0.750         0.870       0.330        0.780        (1.350)       0.740       0.870       0.330
------         --------      -------       -------     -------      --------     --------      ------      -------     ------

(0.640)          (0.520)      (0.440)       (0.020)     (0.020)      (0.640)       (0.520)      (0.440)     (0.020)     (0.030)

(1.370)          (1.640)      (0.330)         none        none       (1.370)       (1.640)      (0.330)       none        none
------         --------      -------       -------     -------      --------     --------      ------      -------     ------
(2.010)          (2.160)      (0.770)       (0.020)     (0.020)      (2.010)       (2.160)      (0.770)     (0.020)     (0.030)
------         --------      -------       -------     -------      --------     --------      ------      -------     ------

$6.790         $  8.030      $11.540       $11.560     $10.710      $ 6.810      $  8.040      $11.550     $11.580     $10.730
======         ========      =======       =======     =======      =======      ========      =======     =======     =======

12.98%(4)       (13.66%)(4)    6.95%         8.16%(4)    3.19%(4)     13.08%(4)   (13.67%)(4)    6.85%       8.15%(4)   3.16%(4)
$1,018           $1,166       $1,450        $1,208     $ 1,183         $209          $179         $159        $112         $43
 2.55%            2.53%        2.50%         2.50%       2.50%        2.55%         2.53%        2.50%       2.50%       2.50%

 6.01%            4.45%          N/A         3.28%       3.61%        6.01%         4.45%          N/A       3.28%       3.61%

 0.25%            0.23%       (1.16%)       (1.19%)     (0.57%)       0.25%         0.23%       (1.16%)     (1.19%)     (0.62%)

(3.21%)          (1.69%)         N/A        (1.97%)     (1.68%)      (3.21%)       (1.69%)         N/A      (1.97%)     (1.73%)
    7%              87%          18%           21%          9%           7%           87%          18%         21%          9%
-----------------------------------------------------------------  -------------------------------------------------------------


                                                                           51
                                                                           -----


                                                                                                   Class A
----------------------------------------------------------------------------------------------------------
                                                                                                    Period
                                                                                    Year Ended  6/10/96(1)
                                                                                         11/30     through
Delaware Emerging Markets Fund                                   1999        1998         1997    11/30/96
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $6.530     $10.200       $9.970     $10.000
Income (loss) from investment operations:
Net investment income (loss)(2)                                 0.081       0.129        0.062       0.018
Net realized and unrealized gain (loss)
   on investments and foreign currencies                        1.509      (3.174)       0.253      (0.048)
                                                               ------      ------      -------      ------
Total from investment operations                                1.590      (3.045)       0.315      (0.030)
                                                               ------      ------      -------      ------
Less dividends and distributions:
Dividends from net investment income (loss)                    (0.070)     (0.020)      (0.010)       none
Distributions from net realized gain
   on investments                                                none      (0.605)      (0.075)       none
                                                               ------      ------      -------      ------
Total dividends and distributions                              (0.070)     (0.625)      (0.085)       none
                                                               ------      ------      -------      ------
Net asset value, end of period                                 $8.050      $6.530      $10.200      $9.970
                                                               ======      ======      =======      ======
Total return(3)                                                24.74%     (31.66%)       3.19%      (0.30%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $7,815      $5,584       $9,665      $2,518
Ratio of expenses to average net assets                         1.95%       1.96%        2.00%       2.00%
Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly                                     2.99%       3.91%        3.02%       4.10%
Ratio of net investment income (loss)
   to average net assets                                        1.15%       1.58%        0.52%       0.17%
Ratio of net investment income (loss)
   to average net assets prior to expense
   limitation and expenses paid indirectly                      0.11%      (0.37%)      (0.50%)     (1.93%)
Portfolio turnover                                                17%         47%          65%         36%
-----------------------------------------------------------------------------------------------------------

(1) Date of commencement of trading; ratios have been annualized but total return has not been annualized.
(2) Per share information was based on the average shares outstanding method
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total return reflects expense limitations in effect during the period.

   52
-----


                                        Class B                                           Class C
                                         Period                                            Period
                        Year Ended   6/10/96(1)                           Year Ended   6/10/96(1)
                             11/30      through                                11/30      through
  1999            1998        1997     11/30/96        1999         1998        1997     11/30/96
--------------------------------------------------  ---------------------------------------------
$6.440         $10.110    $  9.940      $10.000      $6.430      $10.110    $  9.940      $10.000

 0.029           0.070      (0.020)      (0.051)      0.029        0.068      (0.019)      (0.051)

 1.501          (3.135)      0.265       (0.009)      1.501       (3.143)      0.264       (0.009)
------        --------     -------    ---------      ------     --------     -------     --------
 1.530          (3.065)      0.245       (0.060)      1.530       (3.075)      0.245       (0.060)
------        --------     -------    ---------      ------     --------     -------     --------

 0.010            none        none         none      (0.010)        none        none         none

  none          (0.605)     (0.075)        none        none       (0.605)     (0.075)        none
------        --------     -------    ---------      ------     --------     -------     --------
 0.010          (0.605)     (0.075)        none      (0.010)      (0.605)     (0.075)        none
------        --------     -------    ---------      ------     --------     -------     --------
$7.960        $  6.440     $10.110    $   9.940      $7.950     $  6.430     $10.110     $  9.940
======        ========     =======    =========      ======     ========     =======     ========
23.81%         (32.11%)      2.48%       (0.60%)     23.85%      (32.21%)      2.48%       (0.60%)

$3,671          $2,528      $3,484         $282      $1,565         $884      $1,519         $199
 2.70%            2.70%       2.70%        2.70%       2.70%        2.70%       2.70%       2.70%

 3.69%            4.61%       3.72%        4.80%       3.69%        4.61%       3.72%       4.80%

 0.40%            0.84%     (0.18%)      (0.53%)      0.40%        0.84%      (0.18%)      (0.53%)

(0.59%)         (1.07%)     (1.20%)      (2.63%)     (0.59%)      (1.07%)     (1.20%)      (2.63%)
   17%             47%         65%          36%         17%          47%         65%          36%
--------------------------------------------------  ---------------------------------------------

                                                                           53
                                                                           -----


                                                                                                                        Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Year Ended
                                                                                                                          10/31
Delaware New Pacific Fund                                     1999(1)       1998(1)         1997(1)         1996(2)        1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                             $4.590       $7.320          $9.420        $8.710        $10.440
Income (loss) from investment operations:
Net investment income (loss)                                   (0.039)       0.008          (0.010)       (0.050)        (0.050)
Net realized and unrealized gain (loss) on
   investments and foreign currencies                           2.709       (2.683)         (1.940)        0.769         (1.390)
                                                              -------      -------         -------       -------        -------
Total from investment operations                                2.670       (2.675)         (1.950)        0.719         (1.440)
                                                              -------      -------         -------       -------        -------
Less dividends and distributions:
Dividends from net investment income (loss)                      none       (0.055)         (0.150)       (0.009)          none
Distributions from net realized gain
   on investments                                                none         none            none          none         (0.290)
                                                              -------      -------         -------       -------        -------
Total dividends and distributions                                none       (0.055)         (0.150)       (0.009)        (0.290)
                                                              -------      -------         -------       -------        -------
Net asset value, end of year                                   $7.260       $4.590          $7.320        $9.420        $ 8.710
                                                              =======      =======         =======       =======        =======
Total return(3)                                                58.52%      (36.85%)        (21.15%)        8.26%        (13.99%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $12,113       $5,887         $7,144%       $11,752        $10,353
Ratio of expenses to average net assets                         1.96%        1.90%           1.80%         1.82%          1.85%
Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly                                     2.57%        3.23%           1.86%         2.77%          3.73%
Ratio of net investment income (loss)
   to average net assets                                       (0.65%)       0.15%          (0.08%)       (0.41%)        (0.60%)
Ratio of net investment loss to average
   net assets prior to expense limitation
   and expenses paid indirectly                                (1.26%)      (1.18%)         (0.14%)       (1.36%)        (2.48%)
Portfolio turnover                                                90%         188%            178%          163%           163%
------------------------------------------------------------------------------------------------------------------------------------

(1) The average shares outstanding method has been applied for per share information.
(2) Commencing May 3, 1996, Delaware Management Company replaced Lincoln National Corporation as the Fund's investment manager.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total return also reflects expense limitations in effect during the period.


                                                          Class B                                                          Class C
--------------------------------------------------------------------     -----------------------------------------------------------
                                                       Year Ended                                                       Year Ended
                                                            10/31                                                            10/31
   1999(1)           1998(1)     1997(1)      1996(2)        1995       1999(1)     1998(1)        1997(1)       1996(2)      1995
--------------------------------------------------------------------     -----------------------------------------------------------
   $4.660            $7.470      $9.680       $9.010      $10.860       $4.550      $7.320         $9.490        $8.830     $10.660

   (0.081)           (0.031)     (0.080)      (0.050)      (0.100)      (0.082)     (0.029)        (0.080)       (0.050)     (0.080)

    2.741            (2.724)     (1.980)       0.730       (1.460)       2.682      (2.686)        (1.940)        0.718      (1.460)
  -------            -------     -------      -------     -------       -------    -------         -------       -------     -------
    2.660            (2.755)     (2.060)       0.680       (1.560)       2.600      (2.715)        (2.020)        0.668      (1.540)
  -------            -------     -------      -------     -------       -------    -------         -------       -------     -------

     none            (0.055)     (0.150)      (0.010)        none         none      (0.055)        (0.150)       (0.008)       none

     none              none        none         none       (0.290)        none        none           none          none      (0.290)
  -------            -------     -------      -------     -------       -------    -------         -------       -------     -------
     none            (0.055)     (0.150)      (0.010)      (0.290)        none      (0.055)        (0.150)       (0.008)     (0.290)
  -------            -------     -------      -------     -------       -------    -------         -------       -------     -------
   $7.320            $4.660      $7.470       $9.680      $ 9.010       $7.150      $4.550         $7.320        $9.490      $8.830
  =======            =======     =======      =======     =======       =======    =======         =======       =======     =======
   57.08%           (37.05%)    (21.72%)       7.54%      (14.56%)      57.14%     (37.18%)       (21.85%)        7.58%     (14.57%)

   $5,654            $2,236      $2,534         $562         $573       $1,093        $130           $129           $44         $17
    2.66%             2.60%       2.50%        2.50%        2.50%        2.66%       2.60%          2.50%         2.50%       2.50%

    3.27%             3.93%       2.56%        3.45%        4.38%        3.27%       3.93%          2.56%         3.45%       4.38%

   (1.35%)           (0.55%)     (0.77%)      (1.09%)      (1.20%)      (1.35%)     (0.55%)        (0.77%)       (1.09%)     (1.02%)

   (1.96%)           (1.88%)     (0.83%)      (2.04%)      (3.08%)      (1.96%)     (1.88%)        (0.83%)       (2.04%)     (2.90%)
      90%              188%        178%         163%         163%          90%        188%           178%          163%        163%
--------------------------------------------------------------------     -----------------------------------------------------------


                                                                                                                Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Period
                                                                                                Year Ended   12/27/94(1)
                                                                                                     11/30      through
Delaware Global Bond Fund                                        1999        1998         1997        1996     11/30/95
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $10.940     $10.790      $11.480     $11.230      $10.000
Income (loss) from investment operations:
Net investment income(2)                                        0.560       0.595        0.625       0.755        0.659
Net realized and unrealized gain (loss) on
   investments and foreign currencies                          (0.935)     (0.015)      (0.505)      0.730        1.171
                                                              -------     -------      -------     -------      -------
Total from investment operations                               (0.375)      0.580        0.120       1.485        1.830
                                                              -------     -------      -------     -------      -------
Less dividends and distributions:
Dividends from net investment income                           (0.460)     (0.400)      (0.770)     (0.875)      (0.600)
Distributions from net realized gain
   on investments                                              (0.105)     (0.030)      (0.040)     (0.360)        none
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                              (0.565)     (0.430)      (0.810)     (1.235)      (0.600)
                                                              -------     -------      -------     -------      -------
Net asset value, end of period                                $10.000     $10.940      $10.790     $11.480      $11.230
                                                              =======     =======      =======     =======      =======
Total return(3)                                                (3.50%)      5.47%        1.24%      14.35%       18.79%
Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $3,944      $4,684       $4,567      $3,467         $889
Ratio of expenses to average net assets                         1.30%       1.25%        1.25%       1.25%        1.25%
Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly                                     1.54%       1.59%        2.04%       5.00%       12.34%
Ratio of net investment income (loss)
   to average net assets                                        5.34%       5.58%        5.76%       6.82%        7.70%
Ratio of net investment income loss to average
   net assets prior to expense limitation
   and expenses paid indirectly                                 5.10%       5.24%        4.97%       3.07%       (3.39%)
Portfolio turnover                                                90%         93%          76%         42%          98%
------------------------------------------------------------------------------------------------------------------------------------




(1)  Date of commencement of trading.
(2) Per share information for the years ended November 30, 1996, 1997, 1998 and 1999 was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total return also reflects expense limitations in effect during the period.
(4) The ratios of expenses and net investment income to average net assets, portfolio turnover and total return have been omitted as management believes that such ratios and total return for this relatively short period are not meaningful.


                                                          Class B                                                           Class C
--------------------------------------------------------------------     -----------------------------------------------------------
                                                           Period                                                            Period
                                          Year Ended  12/27/94(1)                                         Year Ended  1  1/29/95(1)
                                               11/30      through                                              11/30        through
     1999              1998        1997         1996     11/30/95         1999        1998           1997          1996    11/30/95
--------------------------------------------------------------------     -----------------------------------------------------------
  $10.930           $10.790     $11.490      $11.230      $10.000      $10.880     $10.740        $11.440       $11.240     $11.330

    0.487             0.520       0.550        0.679        0.565        0.487       0.521          0.551         0.680        none

   (0.927)           (0.020)     (0.511)       0.735        1.205       (0.937)     (0.021)        (0.512)        0.719      (0.036)
  -------           -------     -------      -------      -------      -------     -------        -------       -------      -------
   (0.440)            0.500       0.039        1.414        1.770       (0.450)      0.500          0.039         1.399      (0.036)
  -------           -------     -------      -------      -------      -------     -------        -------       -------      -------

   (0.385)           (0.330)     (0.699)      (0.794)      (0.540)      (0.385)     (0.330)        (0.699)       (0.839)     (0.054)

   (0.105)           (0.030)     (0.040)      (0.360)        none       (0.105)     (0.030)        (0.040)       (0.360)       none
  -------           -------     -------      -------      -------      -------     -------        -------       -------      -------
   (0.490)           (0.360)     (0.739)      (1.154)      (0.540)      (0.490)     (0.360)        (0.739)       (1.199)     (0.054)
  -------           -------     -------      -------      -------      -------     -------        -------       -------      -------
  $10.000           $10.930     $10.790      $11.490      $11.230      $ 9.940     $10.880        $10.740       $11.440      $11.240
  =======           =======     =======      =======      =======      =======     =======        =======       =======      =======
   (4.01%)            4.59%       0.48%       13.51%       18.23%       (4.21%)      4.71%          0.49%        13.51%          (4)

   $1,646            $1,188      $1,081         $707         $115         $681        $539           $703          $118       $    5
    2.00%             1.95%       1.95%        1.95%        1.95%        2.00%       1.95%          1.95%         1.95%          (4)

    2.24%             2.29%       2.74%        5.70%       13.04%        2.24%       2.29%          2.74%         5.70%          (4)

    4.64%             4.88%       5.06%        6.12%        7.00%        4.64%       4.88%          5.06%         6.12%          (4)

    4.40%             4.54%       4.27%        2.37%       (4.09%)       4.40%       4.54%          4.27%         2.37%          (4)
      90%               93%         76%          42%          98%          90%         93%            76%           42%          (4)
--------------------------------------------------------------------     -----------------------------------------------------------

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the report period. You can find more detailed information about the Funds in the current Statements of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of a Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in these funds, you can write to us at 1818 Market Street, Philadelphia, PA 19103-3682, or call toll-free 800.523.1918. You may also obtain additional information about each of the Funds from your financial adviser.

You can find reports and other information about each Fund EDGAR database on the on the SEC web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Funds, including their Statement of Additional Information, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on the public reference room by calling the SEC at 202.942.8090.


Web site
www.delawareinvestments.com


E-mail
service@delinvest.com

Shareholder Service Center
800.523.1918

Call the Shareholder Service Center:
Monday to Friday, 8 a.m. to 8 p.m. Eastern time:

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oFor information on existing regular investment accounts and retirement plan accounts including wire investments; wire redemptions;
 telephone redemptions and telephone exchanges.

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 information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.


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Investment Company Act file number: 811-6324

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Investment Company Act file number: 811-7972


DELAWARE(SM)
INVESTMENTS
-----------
Philadelphia o London


P-034 [--] PP 02/00

Delaware International
Equity Fund

Delaware Global
Equity Fund

Delaware Overseas
Equity Fund

Delaware New
Pacific Fund

Delaware Emerging
Markets Fund

Delaware Global
Bond Fund

Fund Symbols
                                            CUSIP        NASDAQ
                                            -----        ------
Delaware International Equity Fund
----------------------------------
Class A                                   245914106       DEGIX
Class B                                   245914700       DEIEX
Class C                                   245914858       DEGCX
Delaware Global Equity Fund
---------------------------
Class A                                   245914304       DEGAX
Class B                                   245914809       DGABX
Class C                                   245914874       DGACX
Delaware Overseas Equity Fund
-----------------------------
Class A                                   245917885       DEWGX
Class B                                   245917877       DEWBX
Class C                                   245917869       DEWCX
Delaware New Pacific Fund
-------------------------
Class A                                   245917844       DENPX
Class B                                   245917836       DENBX
Class C                                   245917828       DENCX
Delaware Emerging Markets Fund
------------------------------
Class A                                   245914841       DEMAX
Class B                                   245914833       DEMBX
Class C                                   245914825       DEMCX
Delaware Global Bond Fund
-------------------------
Class A                                   245914205       DGBAX
Class B                                   245914882       DGBBX
Class C                                   245914866       DCBCX

GRAPHIC OMITTED
International and Global Funds



DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London



Delaware International
Equity Fund

Delaware Global
Equity Fund

Delaware Overseas
Equity Fund

Delaware Emerging
Markets Fund

Delaware New
Pacific Fund

Delaware Global
Bond Fund

Institutional Class


Prospectus February 1, 2000




The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this Prospectus, and any representation to the contrary is a criminal offense.

Table of contents

 .................................................................

Fund profiles                                              page 2

Delaware International Equity Fund                              2

Delaware Global Equity Fund                                     4

Delaware Overseas Equity Fund                                   6

Delaware Emerging Markets Fund                                  8

Delaware New Pacific Fund                                      10

Delaware Global Bond Fund                                      12

 .................................................................

How we manage the Funds                                   page 14


Our investment strategies                                      14


The securities we typically invest in                          19

The risks of investing in the Funds                            26

 .................................................................

Who manages the Funds                                     page 30

Investment managers and subadvisers                            30

Portfolio managers                                             30

Fund administration (Who's who)                                33

 .................................................................

About your account                                        page 34

Investing in the Funds                                         34

How to buy shares                                              35

How to redeem shares                                           37

Account minimum                                                38

Exchanges                                                      38

Dividends, distributions and taxes                             38

 .................................................................

Certain management considerations                         page 39

 .................................................................

Financial highlights                                      page 40

Profile: Delaware International Equity Fund

What is the Fund's goal?

   Delaware International Equity Fund seeks long-term growth without undue risk to principal. Although the Fund will strive to achieve its goal, there is no assurance that it will.

What are the Fund's main investment strategies? The Fund invests primarily in foreign equity securities that provide the potential for capital appreciation and income. At least 65% of the Fund's total assets will be invested in equity securities of issuers from at least three foreign countries. An issuer is considered to be from the country where it is located, where the majority of its assets are located or where it generates the majority of its operating income.

In selecting investments for the Fund,

o We strive to identify well managed companies that are undervalued based on such factors as assets, earnings, dividends or growth potential.

o In order to compare the value of different stocks, we consider whether the future dividends on a stock are expected to increase faster than, slower than, or in line with the level of inflation. We then estimate what we think the value of those anticipated future dividends would be worth if they were being paid today. We believe this gives us an estimate of the stock's true value.

o We generally prefer to purchase securities in countries where the currency is undervalued or fair-valued compared to other countries because these securities may offer greater return potential. We attempt to determine whether a particular currency is overvalued or undervalued by comparing the amount of goods and services that a dollar will buy in the United States to the amount of foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less, the foreign currency may be overvalued, and when the dollar buys more, the foreign currency may be undervalued.

What are the main risks of investing in the Fund? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Fund shares will increase and decrease according to changes in the value of the Fund's investments. This Fund will be affected primarily by declines in stock prices, which can be caused by a drop in foreign stock markets or poor performance in specific industries or companies. Because the Fund invests in international securities in both established and developing countries, it will be affected by international investment risks related to currency valuations, political instability, economic instability, and lax accounting and regulatory standards. For a more complete discussion of risk, please turn to page 26.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

How has Delaware International Equity Fund performed?
--------------------------------------------------------------------------------
Year-by-year total return (Institutional Class)



 -1.36%    24.80%     2.03%    11.75%    20.61%     4.61%     9.35%    14.04%
  1992      1993      1994      1995      1996      1997      1998      1999



This bar chart and table can help you evaluate the risks of investing in the Fund. We show how returns for the Fund's Institutional Class shares have varied over the past eight calendar years, as well as the average annual returns of these shares for the one- and five-year periods and since inception. The Fund's Institutional Class commenced operations on November 9, 1992. Return information for the Class for the periods prior to the time the Class commenced operations is calculated by taking the performance of The Fund's Class A and eliminating all sales charges that apply to Class A shares. However, for those periods, Class A 12b-1 payments were not eliminated, and performance would have been affected if this adjustment had been made. The returns reflect voluntary expense caps, if any, in effect during the periods. The returns would be lower without the voluntary caps. There is no longer a cap in place for this Fund. The Fund's past performance is not necessarily an indication of how it will perform in the future.

During the periods illustrated in the bar chart, the Institutional Class' highest quarterly return was 13.53% for the quarter ended December 31, 1998 and its lowest quarterly return was -13.69% for the quarter ended September 30, 1998.






                                                           Average annual returns for periods ending 12/31/99
--------------------------------------------------------------------------------------------------------------
                                                   Institutional                               Morgan Stanley
                                                           Class                        Capital International
                                                                                                   EAFE Index
--------------------------------------------------------------------------------------------------------------
                                            (Inception 10/31/91)
1 year                                                    14.04%                                       27.30%

5 years                                                   11.94%                                       13.15%

Lifetime                                                  10.72%                                       14.94%

The Fund's returns are compared to the performance of the Morgan Stanley Capital International EAFE (Europe, Australia, Far East) Index. You should remember that unlike the Fund, the index is unmanaged and doesn't reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding the securities.

What are Delaware International Equity
Fund's fees and expenses?

--------------------------------------------------------------------------------------------------------------
You do not pay sales charges directly       Maximum sales charge (load) imposed on
from your investments when you buy or          purchases as a percentage of offering price               none
sell shares of the Institutional Class.
                                            Maximum contingent deferred sales charge (load)
                                               as a percentage of original purchase price or
                                               redemption price, whichever is lower                      none

                                            Maximum sales charge (load) imposed on
                                               reinvested dividends                                      none

                                            Redemption fees                                              none

                                            Exchange fees(1)                                             none
--------------------------------------------------------------------------------------------------------------
Annual fund operating expenses are          Management fees(2)                                          0.85%
deducted from the Fund's assets.
                                            Distribution and service (12b-1) fees                        none

                                            Other expenses                                              0.75%

                                            Total operating expenses                                    1.60%

--------------------------------------------------------------------------------------------------------------
This example is intended to help you        1 year                                                       $163
compare the cost of investing in the
Fund to the cost of investing in other      3 years                                                      $505
mutual funds with similar investment
objectives. We show the cumulative          5 years                                                      $891
amount of Fund expenses on a
hypothetical investment of $10,000 with     10 years                                                   $1,900
an annual 5% return over the time
shown.(3) This is an example only, and
does not represent future expenses,
which may be greater or less than those
shown here.

(1) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.
(2) Reflects a newmanagement fee which became effective on April 15, 1999.
(3) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show.

Profile: Delaware Global Equity Fund


What is the Fund's goal?


   Delaware Global Equity Fund seeks long-term total return. Although the Fund will strive to achieve its goal, there is no assurance that it will.

What are the Fund's main investment strategies? The Fund invests primarily in U.S. and foreign equity securities that provide the potential for capital appreciation and income. Under normal circumstances, we will invest at least 65% of the Fund's total assets in equity securities from at least three different countries, one of which may be the United States. An issuer is considered to be from the country where it is located, where the majority of its assets are located or where it generates the majority of its operating income.

To determine how much of the Fund's assets to allocate to international stocks and how much to U.S. stocks, we compare the potential total return of each asset class in the context of our expectations for inflation, economic growth and political stability in various regions.

In selecting investments for the Fund,

o We strive to identify well managed companies that are undervalued based on such factors as assets, earnings, dividends or growth potential.

o In order to compare the value of different stocks, we consider whether the future dividends on a stock are expected to increase faster than, slower than, or in line with the level of inflation. We then estimate what we think the value of those anticipated future dividends would be worth if they were being paid today. We believe this gives us an estimate of the stock's true value.

o We generally prefer to purchase securities in countries where the currency is undervalued or fair-valued compared to other countries because these securities may offer greater return potential. We attempt to determine whether a particular currency is overvalued or undervalued by comparing the amount of goods and services that a dollar will buy in the United States to the amount of foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less, the foreign currency may be overvalued, and when the dollar buys more, the foreign currency may be undervalued.

What are the main risks of investing in the Fund? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Fund shares will increase and decrease according to changes in the value of the Fund's investments. This Fund will be affected primarily by declines in stock prices, which can be caused by a drop in the stock market or poor performance in specific industries or companies. Because the Fund invests in foreign securities, it will be affected by international investment risks related to currency valuations, political instability, economic instability and lax accounting and regulatory standards.


The Fund is considered "non-diversified" under federal laws that regulate mutual funds. That means the Fund may allocate more of its net assets to investments in single securities than a "diversified" fund. Thus, adverse effects on the Fund's investments may affect a larger portion of its overall assets and subject the Fund to greater risks. For a more complete discussion of risk, please turn to page 26.


An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

How has Delaware Global Equity Fund performed?


--------------------------------------------------------------------------------
Year-by-year total return (Institutional Class)


  25.08%          15.80%          11.43%           8.85%           6.29%
   1995            1996            1997            1998            1999


This bar chart and table can help you evaluate the risks of investing in the Fund. We show how returns for the Fund's Institutional Class shares have varied over the past five calendar years, as well as the average annual returns of these shares for the one-year and five-year periods and since inception. The Fund's past performance is not necessarily an indication of how it will perform in the future. The returns reflect voluntary expense caps. The returns would be lower without the voluntary caps. On July 21, 1998, the Fund's name was changed from Global Assets Fund to Global Equity Fund and the Fund's investment focus changed from a mix of foreign and U.S. stocks and bonds to primarily foreign and U.S. stocks.


During the periods illustrated in this bar chart, the Institutional Class' highest quarterly return was 11.31% for the quarter ended December 31, 1998 and its lowest quarterly return was -9.52% for the quarter ended September 30, 1998.


                                                                      Average annual returns for periods ending 12/31/99
------------------------------------------------------------------------------------------------------------------------
                                                                                 Institutional            Morgan Stanley
                                                                                         Class     Capital International
                                                                                                             World Index
------------------------------------------------------------------------------------------------------------------------
                                                                          (Inception 12/27/94)
1 year                                                                                   6.29%                    25.34%

5 years                                                                                 13.31%                    20.25%

Lifetime                                                                                13.24%                    20.25%


The Fund's returns are compared to the performance of the Morgan Stanley Capital International World Index. You should remember that unlike the Fund, the index is unmanaged and doesn't reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding the securities.

What are Delaware Global Equity Fund's
fees and expenses?


---------------------------------------------------------------------------------------------------------------
You do not pay sales charges directly       Maximum sales charge (load) imposed on
from your investments when you buy or          purchases as a percentage of offering price               none
sell shares of the Institutional Class.
                                            Maximum contingent deferred sales charge (load)
                                               as a percentage of original purchase price or
                                               redemption price, whichever is lower                      none

                                            Maximum sales charge (load) imposed on
                                               reinvested dividends                                      none

                                            Redemption fees                                              none

                                            Exchange fees(1)                                             none
---------------------------------------------------------------------------------------------------------------
Annual fund operating expenses are          Management fees(2)                                          0.85%
deducted from the Fund's assets.
                                            Distribution and service (12b-1) fees                        none

                                            Other expenses                                              1.21%

                                            Total annual fund operating expenses                        2.06%

                                            Fee waivers and payments(3)                                (0.51%)

                                            Net expenses                                                1.55%

---------------------------------------------------------------------------------------------------------------
This example is intended to help you        1 year                                                       $158
compare the cost of investing in the
Fund to the cost of investing in other      3 years                                                      $597
mutual funds with similar investment
objectives. We show the cumulative          5 years                                                    $1,062
amount of Fund expenses on a
hypothetical investment of $10,000 with     10 years                                                   $2,349
an annual 5% return over the time
shown(4). This is an example only, and
does not represent future expenses,
which may be greater or less than those
shown here.


(1) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.
(2) Reflects a new management fee which became effective on April 1, 1999.
(3) The investment manager has contracted to waive fees and pay expenses through January 31, 2001 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 1.55% of average daily net assets.
(4) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for the one-year period and the total operating expenses without expense waivers for years two through 10.

Profile: Delaware Overseas Equity Fund

What is the Fund's goal?


     Delaware Overseas Equity Fund seeks to maximize total return (capital appreciation and income). Although the Fund will strive to achieve its goal, there is no assurance that it will.


What are the Fund's main investment strategies? We invest primarily in foreign equity securities which we believe offer capital appreciation potential. We may invest in companies that are located in established or developing countries; however we limit our investments in companies located in developing countries.

In determining what portion of Delaware Overseas Equity Fund's assets should be allocated to a particular country, we consider: how weak or strong the country's currency is, the country's prospects for economic growth compared to other countries, expected levels of inflation, political environment and the range of investment opportunities available in the country.

In selecting investments for the Fund,

o We strive to identify well managed companies that are undervalued based on such factors as assets, earnings, dividends or growth potential.

o In order to compare the value of different stocks, we consider whether the future dividends on a stock are expected to increase faster than, slower than, or in line with the level of inflation. We then estimate what we think the value of those anticipated future dividends would be worth if they were being paid today. We believe this gives us an estimate of the stock's true value.

o We generally prefer to purchase securities in countries where the currency is undervalued or fair-valued compared to other countries because these securities may offer greater return potential. We attempt to determine whether a particular currency is overvalued or undervalued by comparing the amount of goods and services that a dollar will buy in the United States to the amount of foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less, the foreign currency may be overvalued, and when the dollar buys more, the foreign currency may be undervalued.

What are the main risks of investing in the Fund? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Fund shares will increase and decrease, sometimes rapidly and unpredictably, according to changes in the value of the Fund's investments. These fluctuations can be even more pronounced for funds like Delaware Overseas Equity Fund, which invests in developing countries. This Fund will be affected primarily by declines in stock prices, which can be caused by a drop in foreign stock markets or poor performance in specific industries or companies. Because the Fund invests in international securities in both established and developing countries, it will be affected by international investment risks related to changes in currency valuations, political instability, economic instability, and lax accounting and regulatory standards. For a more complete discussion of risk, please turn to page 26.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

How has Delaware Overseas Equity Fund performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of investing in the Fund. We show how returns for the Fund's Institutional Class shares have varied over the past five calendar years, as well as average annual returns for the one-year and five-year period since inception. The Fund's past performance does not necessarily indicate how it will perform in the future. The returns reflect voluntary expense caps. The returns would be lower without the voluntary caps.

During the periods illustrated in this bar chart, the Institutional Class' highest quarterly return was 11.84% for the quarter ended December 31, 1999 and its lowest quarterly return was -13.73% for the quarter ended September 30, 1998.
          Year-by-year total return (Institutional Class)


10.19%       9.88%      2.02%     -6.59%     25.92%
 1995        1996       1997       1998       1999

                              Average annual returns for periods ending 12/31/99


                                                              Morgan Stanley
                                                           Capital International
                              Institutional Class               EAFE Index
--------------------------------------------------------------------------------
                               (Inception 2/3/94)
  1 year                                  25.92%                  27.30%
  5 years                                  7.76%                  13.15%
  Lifetime                                 6.31%                  11.13%

The Fund's returns are compared to the performance of the Morgan Stanley Capital International EAFE Index. You should remember that unlike the Fund, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding the securities.

What are Delaware Overseas Equity Fund's fees and expenses?




----------------------------------------------------------------------------------------------------------
You do not pay sales charges            Maximum sales charge (load) imposed on
directly from your investments             purchases as a percentage of offering price               none
when you buy or sell shares of          Maximum contingent deferred sales charge (load)
the Institutional Class.                   as a percentage of original purchase price or
                                           redemption price, whichever is lower                      none
                                        Maximum sales charge (load) imposed on
                                           reinvested dividends                                      none
                                        Redemption fees                                              none
                                        Exchange fees(1)                                             none
----------------------------------------------------------------------------------------------------------
Annual fund operating expenses          Management fees(2)                                          0.85%
are deducted from the Fund's assets.    Distribution and service (12b-1) fees                        none
                                        Other expenses                                              4.12%
                                        Total operating expenses(3)                                 4.97%
----------------------------------------------------------------------------------------------------------
This example is intended to help        1 year                                                       $497
you compare the cost of investing       3 years                                                    $1,492
in the Fund to the cost of              5 years                                                    $2,487
investing in other mutual funds         10 years                                                   $4,977
with similar investment objectives.
We show the cumulative amount of
Fund expenses on a hypothetical
investment of $10,000 with an
annual 5% return over the time
shown.(4) This is an example only,
and does not represent future
expenses, which may be greater or
less than those shown here.


(1)  Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.

(2)  Reflects a new management fee which became effective on April 1, 1999.

(3)  The investment manager has agreed to waive fees and pay expenses through October 31, 2000 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 1.70% of average daily net assets. The fees and expenses shown in the table above do not reflect this voluntary expense cap. The table to the right shows operating expenses, reflecting the manager's current fee waivers and payments.

(4)  The Fund's actual rate of return may            Fund expenses including voluntary expense caps in effect through
     be greater or less than the hypothetical      October 31, 2000
     5% return we use here. Also, this             Management fees                                                0.00%
     example assumes that the Fund's total         Distribution and service (12b-1) fees                           none
     operating expenses remain unchanged in        Other expenses                                                 1.70%
     each of the periods we show.                  Total operating expenses                                       1.70%
     In addition, the example does not assume
     the voluntary expense limitation discussed
     in footnote (3).

Profile: Delaware Emerging Markets Fund


What is the Fund's goal?


   Delaware Emerging Markets Fund seeks long-term capital appreciation. Although the Fund will strive to achieve its goal, there is no assurance that it will.

What are the Fund's main investment strategies? The Fund invests primarily in equity securities of issuers from emerging foreign countries. Under normal market conditions, at least 65% of the Fund's total assets will be invested in equity securities of issuers from at least three different countries whose economies are considered to be emerging or developing.

We may invest up to 35% of the Fund's net assets in fixed-income securities issued by companies in emerging countries or by foreign governments, their agents, instrumentalities or political sub-divisions. We may invest in fixed-income securities that are denominated in the currencies of emerging market countries. All of these may be high-yield, high risk fixed-income securities.

In selecting investments for the Fund,

o We strive to identify well managed companies that are undervalued based on such factors as assets, earnings, dividends or growth potential.

o In order to compare the value of different stocks, we consider whether the future dividends on a stock are expected to increase faster than, slower than, or in line with the level of inflation. We then estimate what we think the value of those anticipated future dividends would be worth if they were being paid today. We believe this gives us an estimate of the stock's true value. Because many of the countries in which the Fund invests are emerging countries, there may be less information available for us to use in making this analysis than is available for more developed countries.

o We generally prefer to purchase securities in countries where the currency is undervalued or fair-valued compared to other countries because these securities may offer greater return potential. We attempt to determine whether a particular currency is overvalued or undervalued by comparing the amount of goods and services that a dollar will buy in the United States to the amount of foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less, the foreign currency may be overvalued, and when the dollar buys more, the foreign currency may be undervalued.

What are the main risks of investing in the Fund? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Fund shares will increase and decrease, sometimes rapidly and unpredictably, according to changes in the value of the Fund's investments. These fluctuations can be even more pronounced for funds like Delaware Emerging Markets Fund, which invests in emerging countries. This Fund will be affected primarily by declines in stock prices, which can be caused by a drop in foreign stock markets or poor performance in specific industries or companies. The value of the Fund's investments and, therefore, the price of the Fund's shares may be more volatile than investments in more developed markets. Because the Fund invests in international securities in developing countries as well as established countries, it will be affected by international investment risks related to currency valuations, political instability, economic instability, or lax accounting and regulatory standards.

The Fund may invest up to 35% of its net assets in high-yield, high risk foreign fixed-income securities, which are subject to substantial risks, particularly during periods of economic downturns or rising interest rates.


The Fund is considered "non-diversified" under federal laws that regulate mutual funds. This means the Fund may allocate more of its net assets to investments in single securities than a "diversified" fund. Thus, adverse effects on the Fund's investments may affect a larger portion of its overall assets and subject the Fund to greater risks. For a more complete discussion of risk, please turn to page 26.


An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

How has Delaware Emerging Markets Fund performed?
--------------------------------------------------------------------------------
Year-by-year total return (Institutional Class)


  1.58%        -36.19%        55.16%
  1997           1998          1999

This bar chart and table can help you evaluate the risks of investing in the Fund. We show how returns for the Fund's Institutional Class shares have varied over the past three calendar years, as well as the average annual returns of these shares for the one-year period and since inception. The Fund's past performance is not necessarily an indication of how it will perform in the future. The returns reflect voluntary expense caps in effect during the periods. The returns would be lower without the voluntary caps.


During the periods illustrated in this bar chart, the Institutional Class' highest quarterly return was 25.48% for the quarter ended June 30, 1999 and its lowest quarterly return was -25.98% for the quarter ended June 30, 1998.

                              Average annual returns for periods ending 12/31/99

                                                      Morgan Stanley Capital
                               Institutional          International Emerging
                                  Class                 Markets Free Index
   1 year                         55.16%                      66.41%
   Lifetime                        0.58%                       1.47%
  (Inception 6/10/96)


The Fund's returns are compared to the performance of the Morgan Stanley Capital International Emerging Markets Free Index. You should remember that unlike the Fund, the index is unmanaged and doesn't reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding the securities.


What are Delaware Emerging Markets
Fund's fees and expenses?


-------------------------------------------------------------------------------------------------------------------
You do not pay sales charges directly        Maximum sales charge (load) imposed on
from your investments when you buy or           purchases as a percentage of offering price                   none
sell shares of the Institutional Class.      Maximum contingent deferred sales charge (load)
                                                as a percentage of original purchase price or
                                                redemption price, whichever is lower                          none
                                             Maximum sales charge (load) imposed on
                                                reinvested dividends                                          none
                                             Redemption fees                                                  none
                                             Exchange fees(1)                                                 none
-------------------------------------------------------------------------------------------------------------------
Annual fund operating expenses are           Management fees                                                 1.25%
deducted from the Fund's assets.             Distribution and service (12b-1) fees                            none
                                             Other expenses                                                  1.44%
                                             Total annual fund operating expenses                            2.69%
                                             Fee waivers and payments(2)                                    (0.99%)
                                             Net expenses                                                    1.70%
-------------------------------------------------------------------------------------------------------------------
This example is intended to help you         1 year                                                           $173
compare the cost of investing in the         3 years                                                          $741
Fund to the cost of investing in other       5 years                                                        $1,337
mutual funds with similar investment         10 years                                                       $2,949
objectives. We show the cumulative
amount of Fund expenses on a
hypothetical investment of $10,000 with
an annual 5% return over the time shown.(3)
This is an example only, and does not
represent future expenses, which may be
greater or less than those shown here.

(1) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.
(2) The investment manager has contracted to waive fees and pay expenses through January 31, 2001 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 1.70% of average daily net assets.
(3) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for the one-year period and the total operating expenses without expense waivers for years two through 10.

Profile: Delaware New Pacific Fund
--------------------------------------------------------------------------------

What is the Fund's goal?

     Delaware New Pacific Fund seeks to maximize long-term capital appreciation. Although the Fund will strive to achieve its goal, there is no assurance that it will.

What are the Fund's main investment strategies? The Fund invests primarily in stocks of companies of all sizes that are located in or have their principal business activities in countries located in the Pacific Basin, such as Australia, China, Hong Kong, Japan, Korea, Malaysia, Philippines, Singapore and Taiwan. The Fund may invest in both established and developing countries. Under normal circumstances we will invest at least 65% of the Fund's net assets in Pacific Basin countries.

In selecting stocks for the portfolio, we look for companies that can benefit from future economic growth in the region. We evaluate both individual companies and individual countries to determine how much of the portfolio should be allocated to companies located there. When evaluating individual companies, we consider the growth prospects for the company and its industry, the financial strength of the company and the quality of its management. We also consider whether the stock appears overvalued or undervalued compared to other stocks in the market or in its industry.

What are the main risks of investing in the Fund? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Fund shares will increase and decrease, sometimes rapidly and unpredictably, according to changes in the value of the Fund's investments. These fluctuations can be even more pronounced for funds like Delaware New Pacific Fund that invests in developing countries. This Fund will be affected primarily by declines in stock prices, which can be caused by a drop in foreign stock markets or poor performance in specific industries or companies. Because the Fund invests in international securities in both established and developing countries, it will be affected by international investment risks related to changes in currency valuations, political instability, economic instability, and lax accounting and regulatory standards. For a more complete discussion of risk, please turn to page 26.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

How has Delaware New Pacific Fund performed?
--------------------------------------------------------------------------------


This bar chart and table can help you evaluate the risks of investing in the Fund. We show how returns for the Fund's Institutional Class shares have varied over the past five calendar years, as well as average annual returns for one-year and five-year periods and since inception. The Fund's past performance does not necessarily indicate how it will perform in the future. The Institutional Class' returns reflect voluntary expense caps. The returns would be lower without the voluntary caps.

During the periods illustrated in this bar chart, the Institutional Class' highest quarterly return was 27.05% for the quarter ended December 31, 1999 and its lowest quarterly return was -25.83% for the quarter ended December 31, 1997.


Year-by-year total return (Institutional Class)

 -3.21%         8.20%       -31.53%       -21.83%      75.18%
  1995          1996          1997          1998        1999

--------------------------------------------------------------------------------
Average annual returns for periods ending 12/31/99

                                                                  Morgan
                                                                 Stanley
                                     Institutional Class       Pacific Index
                                     (Inception 2/3/94)

  1 year                                  75.18%                  57.96%
  5 year                                  -0.36%                   2.70%
  Lifetime                                -2.70%                   2.08%

The Fund's returns are compared to the performance of the Morgan Stanley Pacific Index. You should remember that unlike the Fund, the index is unmanaged and doesn't reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding the securities.


What are Delaware New Pacific
Fund's fees and expenses?


------------------------------------------------------------------------------------------------------------------
You do not pay sales charges directly        Maximum sales charge (load) imposed on
from your investments when you buy or           purchases as a percentage of offering price                  none
sell shares of the Institutional Class.      Maximum contingent deferred sales charge (load)
                                                as a percentage of original purchase price or
                                                redemption price, whichever is lower                         none
                                             Maximum sales charge (load) imposed on
                                                reinvested dividends                                         none
                                             Redemption fees                                                 none
                                             Exchange fees(1)                                                none
------------------------------------------------------------------------------------------------------------------
Annual fund operating expenses are           Management fees(2)                                             0.85%
deducted from the Fund's assets.             Distribution and service (12b-1) fees                           none
                                             Other expenses                                                 1.44%
                                             Total operating expenses(3)                                    2.29%
------------------------------------------------------------------------------------------------------------------
This example is intended to help you         1 year                                                          $232
compare the cost of investing in the         3 years                                                         $715
Fund to the cost of investing in other       5 years                                                       $1,225
mutual funds with similar investment         10 years                                                      $2,625
objectives. We show the cumulative
amount of Fund expenses on a hypothetical
investment of $10,000 with an annual 5%
return over the time shown.(4) This is an
example only, and does not represent
future expenses, which may be greater or
less than those shown here.


(1)  Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.
(2)  Reflects a new management fee which became effective on April 1, 1999.
(3)  The investment manager has agreed to waive fees and pay expenses through October 31, 2000 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 2.00% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. The table to the right shows operating expenses, reflecting the manager's current fee waivers and payments.
(4)  The Fund's actual rate of return may
     be greater or less than the hypothetical     Fund expenses including voluntary expense caps in effect through
     5% return we use here. Also, this            October 31, 2000
     example assumes that the Fund's total        ----------------------------------------------------------------
     operating expenses remain unchanged in       Management fees                                            0.56%
     each of the periods we show. This example    Distribution and service (12b-1) fees                       none
     does not reflect the voluntary expense       Other expenses                                             1.44%
     limitation discussed in footnote 3.          Total operating expenses                                   2.00%

Profile: Delaware Global Bond Fund


What is the Fund's goal?
     Delaware Global Bond Fund seeks to achieve current income consistent with preservation of principal. Although the Fund will strive to achieve its goal, there is no assurance that it will.


What are the Fund's main investment strategies? Delaware Global Bond Fund invests primarily in fixed-income securities that may also provide the potential for capital appreciation. The Fund is a global fund. Therefore, at least 65% of the Fund's total assets will be invested in fixed-income securities of issuers from at least three different countries, one of which may be the United States. An issuer is considered to be from the country where it is located, where the majority of its assets are or where it generates the majority of its operating income.

In selecting investments for the Fund,

o We strive to identify fixed-income securities that provide high income potential.

o In order to compare the value of different fixed-income securities, even those issued in different countries, we look at the value of anticipated future interest and principal payments, taking into consideration what we think the inflation rate in that country will be. We then estimate what we think the value of those anticipated future payments would be worth if they were being paid today. We believe this gives us an estimate of a bond's true value.

o We generally prefer to purchase securities in countries where the currency is undervalued or fair-valued compared to other countries because these securities may offer greater return potential. We attempt to determine whether a particular currency is overvalued or undervalued by comparing the amount of goods and services that a dollar will buy in the United States to the amount of foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less, the foreign currency may be overvalued, and when the dollar buys more, the foreign currency may be undervalued.

What are the main risks of investing in the Fund? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Fund shares will increase and decrease according to changes in the value of the Fund's investments. These fluctuations can be even more pronounced for funds like Delaware Global Bond Fund, which invests in developing countries. The Fund's investments normally decrease when there are declines in bond prices, which can be caused by a drop in the bond market, an adverse change in interest rates or an adverse situation affecting the issuer of the bond. Because the Fund invests in international securities in both established and developing countries, it will be affected by international investment risks related to currency valuations, political instability, economic instability, or lax accounting and regulatory standards. The Fund may invest in high-yield, high risk foreign fixed-income securities, which are subject to substantial risks, particularly during periods of economic downturns or rising interest rates.


The Fund is considered "non-diversified" under federal laws that regulate mutual funds. This means the Fund may allocate more of its net assets to investments in single securities than a "diversified" fund. Thus, adverse effects on the Fund's investments may affect a larger portion of its overall assets and subject the Fund to greater risks. For a more complete discussion of risk, please turn to page 26.


An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

   12
-----

How has Delaware Global Bond Fund performed?


Year-by-year total return (Institutional Class)

          1995      21.23%
          1996      12.20%
          1997       0.91%
          1998       7.61%
          1999      -3.46%

This bar chart and table can help you evaluate the risks of investing in the Fund. We show how returns for the Fund's Institutional Class have varied over the five calendar years, as well as the average annual returns of these shares for the one-year and five-year periods and since inception. The Fund's past performance is not necessarily an indication of how it will perform in the future. The returns reflect voluntary expense caps. The returns would be lower without the voluntary caps.


During the periods illustrated in this bar chart, the Institutional Class' highest quarterly return was 5.83% for the quarter ended June 30, 1995 and its lowest quarterly return was -2.86% for the quarter ended March 31, 1997.


Average annual returns for periods ending 12/31/99


                                      Institutional         Salomon Smith Barney
                                              Class             World Government
                                                                      Bond Index
                               (Inception 12/27/94)


 1 year                                      -3.46%                       -5.07%
 5 year                                       7.36%                        5.90%
 Lifetime                                     7.34%                        6.08%


The Fund's returns are compared to the performance of the Salomon Smith Barney World Government Bond Index. You should remember that unlike the Fund, the index is unmanaged and doesn't reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding the securities.

What are Delaware Global Bond Fund's
fees and expenses?

------------------------------------------------------------------------------------------------------------------------------------
You do not pay sales charges directly from your investments      Maximum sales charge (load) imposed on
when you buy or sell shares of the Institutional Class.             purchases as a percentage of offering price               none
                                                                 Maximum contingent deferred sales charge (load)
                                                                    as a percentage of original purchase price or
                                                                 redemption price, whichever is lower                         none
                                                                 Maximum sales charge (load) imposed on
                                                                    reinvested dividends                                      none
                                                                 Redemption fees                                              none
                                                                 Exchange fees(1)                                             none
------------------------------------------------------------------------------------------------------------------------------------
Annual fund operating expenses are deducted from the             Management fees                                              0.75%
Fund's assets.                                                   Distribution and service (12b-1) fees                        none
                                                                 Other expenses                                               0.49%
                                                                 Total annual fund operating expenses                         1.24%
                                                                 Fee waivers and payments(2)                                 (0.24%)
                                                                 Net expenses                                                 1.00%
------------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare the                 1 year                                                       $102
cost of investing in the Fund to the cost of                     3 years                                                      $370
investing in other mutual funds with similar                     5 years                                                      $658
investment objectives. We show the cumulative                    10 years                                                   $1,479
amount of Fund expenses on a hypothetical
investment of $10,000 with an annual 5% return
over the time shown.(3) This is an example only,
and does not represent future expenses, which may
be greater or less than those shown here.


(1) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.


(2) The investment manager has contracted to waive fees and pay expenses through January 31, 2001 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 1.00% of average daily net assets.


(3) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for the one-year period and the total operating expenses without expense waivers for years two through 10.

                                                                           13
                                                                           -----

How we manage the Funds

Our investment strategies

We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for a particular Fund. Following are descriptions of how the portfolio managers pursue the Funds' investment goals.


The investment objective of each Fund described in this Prospectus is non-fundamental. This means the Board of Trustees may change the objective without obtaining shareholder approval. If an objective were changed, we would notify shareholders before the change became effective.


Delaware International Equity Fund


Delaware International Equity Fund seeks long-term growth without undue risk to principal. We invest primarily in equity securities, including common stocks, which provide the potential for capital appreciation and income. Our strategy would commonly be described as a value strategy. That is, we strive to purchase stocks that are selling for less than their true value. In order to estimate what a security's true value is, we evaluate its future income potential, taking into account the impact both currency fluctuations and inflation might have on that income stream. We then determine what that income would be worth if paid today. That helps us decide what we think the security is worth today. We then compare our estimate of the security's value to its current price to determine if it is a good value.


We use income as an indicator of value because we believe it allows us to compare securities across different sectors and different countries--all using one measurement standard. We can even use this analysis to compare stocks to bonds.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

How to use
this glossary

The glossary includes
definitions of             Glossary A-C      Amortized cost                                                   Average maturity
investment terms used                        --------------------------------------------------------------------------------------
throughout the                               Amortized cost is a method used to value a fixed-income          An average of when
Prospectus. If you                           security that starts with the face value of the security and     the individual bonds
would like to know                           then adds or subtracts from that value depending on whether      and other debt
the meaning of an                            the purchase price was greater or less than the value of the     securities held in a
investment term that                         security at maturity. The amount greater or less than the        portfolio will
is not explained in                          par value is divided equally over the time remaining until       mature.
the text please check                        maturity.
the glossary.

   14
-----

We may purchase securities in any foreign country, developed or emerging; however, we currently anticipate investing in Australia, Belgium, Canada, Finland, France, Germany, Hong Kong, Italy, Japan, Malaysia, the Netherlands, New Zealand, Singapore, Spain, Switzerland and the United Kingdom. This is a representative list; the Fund may also invest in countries not listed here. We may invest more than 25% of the Fund's total assets in the securities of issuers located in the same country.


We generally maintain a long-term focus in the Fund, seeking companies that we believe will perform well over the next three to five years.

Delaware Global Equity Fund

Delaware Global Equity Fund seeks long-term total return. We invest in U.S. and foreign equity securities, including common stocks, that provide the potential for capital appreciation and income. We invest primarily in developed markets; however, we may purchase securities in emerging markets. We may invest more than 25% of the Fund's total assets in the securities of issuers located in the same country.

To determine how much of the Fund's assets to allocate to international stocks and how much to U.S. stocks, we compare the potential total return of each asset class in the context of our expectations for inflation, economic growth, and political stability in various regions.

In selecting foreign stocks for the Fund, we follow the same investment strategy as Delaware International Equity Fund. We generally look for securities that are undervalued based on our analysis of their future income stream.

The Fund may also seek to achieve growth by investing up to 35% of its assets in income producing debt securities such as U.S. or foreign government bonds or corporate bonds. As a general policy, the Fund only invests in debt securities when we believe they offer better long-term potential returns with less risk than investments in equity securities. We apply our analysis of future income potential to both stocks and bonds in order to decide whether any portion of the portfolio should be allocated to bonds.


Delaware Overseas Equity Fund

Delaware Overseas Equity Fund seeks to maximize total return. Under normal circumstances, we will invest at least 65% of the value of Delaware Overseas Equity Fund's total assets in securities of issuers located in at least three foreign countries. However, we may invest more than 25% of the Fund's total assets in the securities of issuers located in the same country.

The Fund will emphasize established companies, although it may invest in companies of varying sizes as measured by assets, sales and market capitalization. The Fund may invest in securities of issuers located in a variety of different foreign countries including: Australia, Austria, Belgium, Brazil, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, India, Ireland, Italy, Japan, Luxembourg, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Portugal, Singapore, South Africa, Spain, Sweden, Switzerland, Thailand and the United Kingdom. This is a representative list; the Fund may also invest in countries not listed here.



Bond                `                                      Bond ratings                                Capital
--------------------------------------------------------------------------------------------------------------------------
A debt security, like an IOU, issued by a company,         Independent evaluations of                  The amount of
municipality or government agency. In return for           creditworthiness, ranging from              money you invest.
lending money to the issuer, a bond buyer                  Aaa/AAA (highest quality) to D
generally receives fixed periodic interest                 (lowest quality). Bonds rated
payments and repayment of the loan amount on a             Baa/BBB or better are considered
specified maturity date. A bond's price changes            investment grade. Bonds rated Ba/BB
prior to maturity and is inversely related to              or lower are commonly known as junk
current interest rates. When interest rates rise,          bonds. See also Nationally
bond prices fall, and when interest rates fall,            recognized statistical rating
bond prices rise.                                          organization.

                                                                           15
                                                                           -----

Our strategy for Delaware Overseas Equity Fund can best be described as a value strategy. We use the same income-oriented evaluation process to identify attractive undervalued stocks in a variety of countries and regions. To increase the Fund's return potential and also add further diversification opportunities, we may invest up to 40% of the Fund's assets in securities of companies located in emerging market countries or in government securities of emerging market countries.

In deciding how much of the portfolio to allocate to emerging markets, we consider both the total return potential of those markets and the expected level of risk.

We may invest up to 5% of the Fund's assets in securities of issuers that have been in continuous operation for less than three years.

Delaware Emerging Markets Fund

Delaware Emerging Markets Fund seeks long-term capital appreciation. The Fund may invest in a broad range of equity securities, including common stocks. Our primary emphasis will be on the stocks of companies located in or having their principal business in an emerging country.

We consider an "emerging country" to be any country that is:


o generally recognized to be an emerging or developing country by the international financial community, including the World Bank and the International Finance Corporation;

o classified by the United Nations as developing; or

o included in the International Finance Corporation Free Index or the Morgan Stanley Capital International Emerging Markets Free Index.

Developing or emerging countries include almost every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western and Northern Europe. A representative list of the countries where we may invest includes: Argentina, Botswana, Brazil, Chile, China, Colombia, Czech Republic, Estonia, Ghana, Greece, Hong Kong, Hungary, India, Indonesia, Ivory Coast, Jamaica, Jordan, Kenya, Korea, Latvia, Lithuania, Malaysia, Mauritius, Mexico, Morocco, Nigeria, Pakistan, Peru, the Philippines, Poland, Portugal, Russia, Slovenia, South Africa, Sri Lanka, Taiwan, Thailand, Turkey, Venezuela and Zimbabwe. We may invest in other countries, particularly as markets in other emerging countries develop. We may invest more than 25% of the Fund's total assets in the securities of issuers located in the same country.


In deciding whether a company is from an emerging country, we evaluate publicly available information and question individual companies to determine if the company meets one of the following criteria:

o the principal trading market for the company's securities is in a country that is emerging;


C-D      Capital appreciation       Capital gains distributions          Commission                            Compounding
         ---------------------------------------------------------------------------------------------------------------------------
         An increase in the value   Payments to mutual fund              The fee an investor pays to a         Earnings on an
         of an investment.          shareholders of profits (realized    financial adviser for investment      investment's previous
                                    gains) from the sale of a fund's     advice and help in buying or          earnings.
                                    portfolio securities. Usually paid   selling mutual funds, stocks, bonds
                                    once a year; may be either           or other securities.
                                    short-term gains or long-term
                                    gains.

   16
-----

o the company generates 50% or more of its annual revenue from operations in emerging countries, even though the company's securities are traded in an established market or in a combination of emerging and established markets; or

o the company is organized under the laws of an emerging market country and has a principal office in an emerging country.

Currently, investing in many emerging countries is not feasible or may involve significant political risks. We focus our investments in emerging countries where we consider the economies to be developing strongly and where the markets are becoming more sophisticated. In deciding where to invest we place particular emphasis on factors such as economic conditions (including growth trends, inflation rates and trade balances), regulatory and currency controls, accounting standards and political and social conditions. We believe investment opportunities may result from an evolving long-term trend favoring market-oriented economies, a trend that may particularly benefit countries having developing markets.

When we evaluate individual companies we strive to apply a value-oriented selection process, similar to what we use for Delaware International Equity Fund, Delaware Global Equity Fund and Delaware Overseas Equity Fund. However, in emerging markets, more of the return is expected to come from capital appreciation rather than income. Thus, there is greater emphasis on the manager's assessment of the company's future growth potential.

The Fund may invest up to 35% of its net assets in high-yield, high risk foreign fixed-income securities. This typically includes so-called Brady Bonds.

Delaware New Pacific Fund

Delaware New Pacific Fund seeks to maximize long-term capital appreciation. It invests primarily in equity securities of companies domiciled or having their principal business activities in countries located in the Pacific Basin.

The Fund will invest in companies of varying sizes, measured by assets, sales and market capitalization. When we evaluate individual companies, we consider the growth prospects for the company and its industry, the financial strength of the company and the quality of its management. We also look at whether the stock appears overvalued or undervalued compared to other stocks in the market or its industry.


While the Fund will generally have investments in companies located in at least three different countries or regions, the Fund may from time to time have investments in only one or a few countries or regions. We may invest more than 25% of the Fund's total assets in the securities of issuers located in the same country.


The Fund may invest up to 35% of its assets in securities of U.S. issuers. In addition, the Fund may invest in short-term debt instruments to meet anticipated day-to-day operating expenses and liquidity requirements. The Fund may invest up to 5% of its assets in the securities of issuers that have been in continuous operation for less than three years.

Consumer Price
Index (CPI)         Contingent deferred sales charge (CDSC)   Corporate bond      Currency exchange rates       Depreciation
---------------------------------------------------------------------------------------------------------------------------------
Measurement of      Fee charged by some mutual funds          A debt security     The price at which one        A decline in an
U.S. inflation;     when shares are redeemed (sold back       issued by a         country's  currency can be    investment's
represents the      to the fund) within a set number of       corporation. See    converted into  another's.    value.
price of a basket   years; an alternative method for          Bond.               This exchange rate varies
of commonly         investors to compensate a financial                           almost daily  according to
purchased goods.    adviser for advice and service,                               a wide range of political,
                    rather than an up-front commission.                           economic, and other factors.

                                                                           17
                                                                           -----

Delaware Global Bond Fund

Delaware Global Bond Fund seeks current income consistent with the preservation of principal. We invest primarily in fixed-income securities that may also provide the potential for capital appreciation.

We may invest in:

o foreign and U.S. government securities;

o debt obligations of foreign and U.S. companies;

o debt securities of supranational entities;


o securities of issuers in emerging market countries, including Brady Bonds, which tend to be of lower quality and more speculative than securities of developed country issuers; and


o zero-coupon bonds.

At the time this Prospectus was prepared we anticipated that for increased safety, a large percentage of Delaware Global Bond Fund's assets would be invested in securities of supranational entities and in U.S. and foreign government securities.


While the Fund may purchase securities of issuers in any foreign country, developed or emerging, we currently anticipate investing in Australia, Belgium, Canada, France, Germany, Hong Kong, Japan, Malaysia, the Netherlands, Singapore, Spain, Switzerland and the United Kingdom, as well as Indonesia, Korea, New Zealand, the Philippines, South Africa, Taiwan and Thailand. This is a representative list; we may also invest in other countries. More than 25% of the Fund's total assets may be invested in the securities of issuers located in the same country.

Generally, the value of fixed-income securities rises when interest rates decline and declines when interest rates rise. The value of your investment in the Fund will be affected by changes in interest rates. We generally keep the average weighted maturity of the portfolio in the five-to-ten year range. However, if we anticipate a declining interest rate environment, we may extend the average weighted maturity past ten years or if we anticipate a rising rate environment, we may shorten the average weighted maturity to less than five years.


                                 Dividend
D-M     Diversification          distribution             Duration               Expense ratio
        ----------------------------------------------------------------------------------------------------------------------------
        The process of           Payments to mutual       A measurement of a     A mutual fund's total operating expenses,
        spreading                fund shareholders of     fixed-income           expressed as a percentage of its total net assets.
        investments among a      dividends passed         investment's price     Operating expenses are the costs of running a
        number of different      along from the           volatility. The        mutual fund, including management fees, offices,
        securities, asset        fund's portfolio of      larger the number,     staff, equipment and expenses related to
        classes or               securities.              the greater the        maintaining the fund's portfolio of securities and
        investment styles to                              likely price change    distributing its shares. They are paid from the
        reduce the risks of                               for a given change     fund's assets before any earnings are distributed
        investing.                                        in interest rates.     to shareholders.

   18
-----

The securities we typically invest in

Stocks offer investors the potential for capital appreciation, and may pay dividends as well. Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation. The following chart provides a brief description of the securities that the Funds may invest in. The Funds can hold securities denominated in any currency. Please see the Statement of Additional Information for additional descriptions of these as well as other investments.

------------------------------------------------------------------------------------------------------------------------------------
Securities                               How we use them
------------------------------------------------------------------------------------------------------------------------------------
                    Delaware      Delaware            Delaware            Delaware              Delaware           Delaware
                  International    Global             Overseas            Emerging             New Pacific        Global Bond
                   Equity Fund   Equity Fund         Equity Fund         Markets Fund             Fund               Fund
                  -------------  -----------         -----------         ------------          -----------        -----------
Common stocks:    Delaware International Equity Fund, Delaware Global Equity Fund, Delaware Overseas Equity     Delaware Global Bond
Securities that   Fund, Delaware Emerging Markets Fund and Delaware New Pacific Fund will invest their          Fund typically does
represent         assets in common stocks, some of which will be dividend-paying stocks.                        not invest in common
shares of                                                                                                       stocks.
ownership in a
corporation.
Stockholders
participate in
the corporation's
profits and
losses,
proportionate to
the number of
shares they own.

Corporate bonds:  Although not a principal          Delaware Overseas     Delaware Emerging    Delaware New     Delaware Global Bond
Debt obligations  strategy of the Fund, for         Equity Fund may       Markets Fund may     Pacific Fund     Fund may invest in
issued by U.S. or temporary defensive purposes,     invest up to 40% of   invest in corporate  generally does   corporate bonds,
foreign           the Fund may invest all or a      its assets in         obligations issued   not invest in    generally those
corporations.     substantial portion of its        developing country    by emerging country  corporate bonds. rated A or better by
                  assets in corporate obligations   corporate and         companies. These                      S&P or Moody's or if
                  rated AA or better by S&P and Aa  government bonds      bonds may be high                     unrated, determined
                  or better by Moody's, or if       although it           risk, fixed-income                    to be of comparable
                  unrated, determined to be of      generally does not    securities.                           quality. The Fund
                  comparable quality.               intend to do so. See                                        may also invest in
                                                    "Foreign government   Although not a                        high-yield, high
                  All corporate debt will be rated  securities" on page   principal strategy                    risk emerging
                  AA or better by S&P and Aa or     20.                   of the Funds, for                     markets corporate
                  better by Moody's, or if                                temporary defensive                   bonds.
                  unrated, determined to be of                            purposes, the Fund
                  comparable quality.                                     may invest all or a
                                                                          substantial portion
                            Delaware Global                               of their respective
                            Equity Fund may seek                          assets in corporate
                            to achieve growth by                          obligations rated AA
                            investing up to 35%                           or better by S&P and
                            of its assets in                              Aa or better by
                            debt securities,                              Moody's, or if unrated,
                            including corporate                           determined to be of
                            bonds. Generally,                             comparable quality.
                            Delaware Global
                            Equity Fund will
                            invest in debt
                            securities when we
                            believe they offer
                            better long-term
                            potential returns
                            with less risk than
                            equity investments.
------------------------------------------------------------------------------------------------------------------------------------



Financial adviser       Fixed-income securities    Inflation              Investment goal        Management fee
------------------------------------------------------------------------------------------------------------------------
Financial               With fixed-income          The increase in the    The objective, such    The amount paid by a
professional (e.g.,     securities, the            cost of goods and      as long-term capital   mutual fund to the
broker, banker,         money you originally       services over time.    growth or high         investment adviser
accountant, planner     invested is paid           U.S. inflation is      current income, that   for management
or insurance agent)     back at a                  frequently measured    a mutual fund          services, expressed
who analyzes            pre-specified              by changes in the      pursues.               as an annual
clients' finances       maturity date. These       Consumer Price Index                          percentage of the
and prepares            securities, which          (CPI).                                        fund's average daily
personalized            include government,                                                      net assets.
programs to meet        corporate or
objectives.             municipal bonds, as
                        well as money market
                        securities,
                        typically pay a
                        fixed rate of return
                        (often referred to
                        as interest). See
                        Bond.



------------------------------------------------------------------------------------------------------------------------------------
Securities                               How we use them
------------------------------------------------------------------------------------------------------------------------------------
                       Delaware         Delaware           Delaware       Delaware              Delaware         Delaware
                     International       Global            Overseas       Emerging             New Pacific      Global Bond
                      Equity Fund      Equity Fund        Equity Fund    Markets Fund             Fund             Fund
                     -------------     -----------        -----------    ------------          -----------      -----------
Foreign government                  Delaware Global       Delaware       We may invest a       Delaware New     Delaware Global Bond
securities: Debt                    Equity Fund may seek  Overseas       portion of Delaware   Pacific Fund     Fund will generally
obligations issued                  to achieve growth by  Equity Fund    Emerging Markets      generally does   invest in agencies,
by a government                     investing up to 35%   may invest     Fund's assets in      not invest in    securities issued by
other than the                      of its assets in      up to 40%      foreign governmental  foreign          foreign governments,
United States or by                 foreign governmental  of its         securities issued by  government       their
an agency,                          debt securities.      assets in      emerging or           securities.      instrumentalities or
instrumentality or                  Generally, Delaware   developing     developing                             political
political                           Global Equity Fund    country        countries, which may                   subdivisions that
subdivision of such                 will invest in debt   corporate      be lower rated,                        are rated AAA or AA
governments.                        securities when we    and government including securities                   by S&P or Aaa or Aa
                                    believe they offer    bonds combined rated below                            by Moody's or, if
                                    better long-term      although it    investment grade.                      unrated, considered
                                    potential returns     generally does                                        to be of comparable
                                    with less risk than   not intend to  Although not a                         quality. We may
                                    equity investments.   do so.         principal strategy                     invest a portion of
                                                                         of the Fund, for                       the Fund's assets in
                                                                         temporary defensive                    foreign governmental
                    Although not a principal                             purposes, the Fund                     securities issued by
                    strategy of the Funds, for                           may invest in high                     emerging countries,
                    temporary defensive purposes,                        quality debt                           which may be lower
                    Delaware International Equity                        obligations of                         rated, including
                    Fund and Delaware Global                             foreign governments,                   securities rated
                    Equity Fund may invest all or                        their agencies,                        below investment
                    a substantial portion of their                       instrumentalities                      grade.
                    respective assets in high                            and political
                    quality debt obligations of                          sub-divisions.
                    foreign governments, their
                    agencies, instrumentalities
                    and political sub-divisions.

U.S. government     Although not a principal strategy of the Funds, for temporary              Delaware New     Delaware Global Bond
securities:         defensive purposes Delaware International Equity Fund, Delaware            Pacific Fund     Fund may invest a
Securities issued   Global Equity Fund, Delaware Overseas Equity Fund and Delaware             generally does   significant portion
or guaranteed by    Emerging Markets Fund may invest in U.S. government securities.            not invest in    of its assets in
the U.S.                                                                                       U.S. government  U.S. government
government or                                                                                  securities.      securities. It will
issued by an                                                                                                    invest only in U.S.
agency or                                                                                                       government
instrumentality                                                                                                 obligations,
of the U.S.                                                                                                     including bills,
government.                                                                                                     notes and bonds that
                                                                                                                are issued or
                                                                                                                guaranteed as to the
                                                                                                                payment of principal
                                                                                                                and interest by the
                                                                                                                U.S. government and
                                                                                                                securities of U.S.
                                                                                                                government agencies
                                                                                                                or instrumentalities
                                                                                                                that are backed by
                                                                                                                the full faith and
                                                                                                                credit of the United
                                                                                                                States.
------------------------------------------------------------------------------------------------------------------------------------

M-M
                                                Morgan Stanley
                                                Capital
                                                International EAFE
                                                (Europe, Australia,
Market capitalization     Maturity              Far East) Index
--------------------------------------------------------------------------------
The value of a            The length of time    The Morgan Stanley
corporation               until a bond issuer   Capital
determined by             must repay the        International EAFE
multiplying the           underlying loan       Index is an
current market price      principal to          international index
of a share of common      bondholders.          including stocks
stock by the number                             traded on 16
of shares held by                               exchanges in Europe,
shareholders. A                                 Australia and the
corporation with one                            Far East, weighted
million shares                                  by capitalization.
outstanding and the                             The index is
market price per                                unmanaged and
share of $10 has a                              doesn't include the
market                                          actual costs of
capitalization of                               buying, selling, and
$10 million.                                    holding securities.

------------------------------------------------------------------------------------------------------------------------------------
Securities                               How we use them
------------------------------------------------------------------------------------------------------------------------------------
                       Delaware         Delaware         Delaware            Delaware              Delaware         Delaware
                     International       Global          Overseas            Emerging             New Pacific      Global Bond
                      Equity Fund      Equity Fund      Equity Fund         Markets Fund             Fund             Fund
                     -------------     -----------      -----------         ------------          -----------      -----------

Investment company    Each Fund may hold investment   Delaware Overseas    Delaware Emerging    Delaware New      Delaware Global
securities: In some   company securities if we        Equity Fund may not  Markets Fund may     Pacific Fund      Bond Fund may hold
countries,            believe the country offers      hold investment      hold open-end and    may not hold      closed-end
investments by U.S.   good investment opportunities.  company securities.  closed-end           investment        investment company
mutual funds are      Both Funds would generally                           investment company   company           securities.
generally made by     hold closed-end investment                           securities. Please   securities.
purchasing shares of  companies, but Delaware Global                       see Delaware
investment companies  Equity Fund may also hold                            International Equity
that in turn invest   open-end investment companies.                       Fund and Delaware
in the securities of  These investments involve an                         Global Equity Fund
such countries.       indirect payment of a portion                        for a complete
                      of the expenses of the other                         explanation.
                      investment companies,
                      including their advisory fees.

Foreign currency      Although the Funds value their assets daily in U.S. dollars, they do not intend to convert their holdings of
transactions: A       foreign currencies into U.S. dollars on a daily basis. Each Fund will, however, from time to time, purchase or
forward foreign       sell foreign currencies and/or engage in forward foreign currency exchange transactions. Each Fund may conduct
currency exchange     its foreign currency transactions on a cash basis at the rate prevailing in the foreign currency exchange contract involves an  market or through a forward foreign currency exchange contract or forward contract.
obligation to
purchase or sell a    A Fund may use forward contracts for defensive hedging purposes to attempt to protect the value of the Fund's specific currency on  current security or currency holdings. It may also use forward contracts if it has agreed to sell a security
a fixed future date   and wants to "lock-in" the price of that security, in terms of U.S. dollars. Investors should be aware of the
at a price that is    costs of currency conversion. The Funds will not use forward contracts for speculative purposes.
set at the time of
the contract. The
future date may be
any number of days
from the date of the
contract as agreed
by the parties
involved.

American Depositary   Each Fund may invest in sponsored and unsponsored ADRs, EDRs and GDRs, generally      This is not a
Receipts (ADRs),      focusing on those whose underlying securities are issued by foreign entities.         principal strategy
European Depositary                                                                                         for Delaware Global
Receipts (EDRs), and  To determine whether to purchase a security in a foreign market or through an         Bond Fund.
Global Depositary     ADR, we evaluate the price levels, the transaction costs, taxes and
Receipts (GDRs):      administrative costs involved with each security to identify the most efficient
ADRs are receipts     choice.
issued by a U.S.
depositary (usually
a U.S. bank) and
EDRs and GDRs are
receipts issued by a
depositary outside
of the U.S. (usually
a non-U.S. bank or
trust company or a
foreign branch of a
U.S. bank).
Depositary receipts
represent an
ownership interest
in an underlying
security that is
held by the
depositary.
Generally, the
holder of the
depositary receipt
is entitled to all
payments of
interest, dividends
or capital gains
that are made on the
underlying security.
------------------------------------------------------------------------------------------------------------------------------------

Morgan Stanley
Capital                Morgan Stanley
International          Capital
Emerging Markets       International World            Morgan Stanley
Free Index             Index                          Pacific Index
--------------------------------------------------------------------------------
The Morgan Stanley     The Morgan Stanley             A total return
International          Capital                        index, reported in
Emerging Markets       International World            U.S. dollars, based
Free Index is a U.S.   Index is an                    on share prices and
dollar denominated     international index            reinvested gross
index comprised of     that includes stocks           dividends of
stocks of countries    traded in Europe,              approximately 500
with below average     Australia, the Far             companies (only
per capita GDP as      East, plus the U.S.,           those securities
defined by the World   Canada and South               deemed sufficiently
Bank, foreign          Africa, weighted by            liquid for trading
ownership              capitalization.                by investors) from
restrictions, a tax                                   the following 6
regulatory                                            countries:
environment, and                                      Australia, Hong
greater perceived                                     Kong, Japan,
market risk than in                                   Malaysia, New
the developed                                         Zealand and
countries. Within                                     Singapore.
this index, MSCI
aims to capture an
aggregate of 60% of
local market
capitalization.

------------------------------------------------------------------------------------------------------------------------------------
Securities                               How we use them
------------------------------------------------------------------------------------------------------------------------------------
                       Delaware         Delaware         Delaware            Delaware              Delaware         Delaware
                     International       Global          Overseas            Emerging             New Pacific      Global Bond
                      Equity Fund      Equity Fund      Equity Fund         Markets Fund             Fund             Fund
                     -------------     -----------      -----------         ------------          -----------      -----------
Supranational         The Funds do not invest in these entities.                                                  We anticipate
entities: Debt                                                                                                    investing a large
securities of                                                                                                     percentage of
supranational                                                                                                     Delaware Global
entities may be                                                                                                   Bond Fund's assets
denominated in any                                                                                                in debt securities
currency. These                                                                                                   of supranational
securities are                                                                                                    entities.
typically of
high-grade quality.
A supranational
entity is an entity
established or
financially
supported by the
national governments
of one or more
countries to promote
reconstruction or
development. The
International Bank
for Reconstruction
and Development
(more commonly known
as the World Bank)
would be one example
of a supranational
entity.

Zero coupon bonds:    Delaware         Delaware Global Equity Fund     Delaware Emerging  Delaware New Pacific    Delaware Global
Zero coupon bonds     International    and Delaware Overseas Equity    Markets Fund may   Fund does not invest    Bond Fund may
are debt obligations  Equity Fund      Fund do not invest in these     invest in zero     in these securities.    invest in zero
that do not entitle   typically does   securities.                     coupon bonds.                              coupon bonds.
the holder to any     not invest in
periodic payments of  these
interest before       securities.
maturity or a
specified date when
the securities begin
paying current
interest. Therefore,
they are issued and
traded at a discount
from their face
amounts or par
value. The market
prices of zero
coupon bonds are
generally more
volatile than the
market prices of
securities that pay
interest
periodically and are
likely to respond to
changes in interest
rates to a greater
degree than do
non-zero coupon
securities having
similar maturities
and credit quality.
------------------------------------------------------------------------------------------------------------------------------------

N-R

NASD Regulation, Inc.    Nationally recognized statistical  Net asset value
(NASD)                   rating organization (NRSRO)        (NAV)
A self-regulating        A company that                     The daily dollar
organization,            assesses the credit                value of one mutual
consisting of            quality of bonds,                  fund share. Equal to
brokerage firms          commercial paper,                  a fund's net assets
(including               preferred and common               divided by the
distributors of          stocks and municipal               number of shares
mutual funds), that      short-term issues,                 outstanding.
is responsible for       rating the
overseeing the           probability that the
actions of its           issuer of the debt
members.                 will meet the
                         scheduled interest
                         payments and repay
                         the principal.
                         Ratings are
                         published by such
                         companies as Moody's
                         Investors Service,
                         Inc. (Moody's),
                         Standard & Poor's
                         Ratings Group (S&P),
                         Duff & Phelps, Inc.
                         (Duff), and Fitch
                         IBCA, Inc. (Fitch).

------------------------------------------------------------------------------------------------------------------------------------
Securities                               How we use them
------------------------------------------------------------------------------------------------------------------------------------
                       Delaware         Delaware         Delaware         Delaware           Delaware              Delaware
                     International       Global          Overseas         Emerging          New Pacific           Global Bond
                      Equity Fund      Equity Fund      Equity Fund      Markets Fund          Fund                  Fund
                     -------------     -----------      -----------      ------------       -----------           -----------
Brady Bonds: These   Delaware International Equity Fund,              Delaware Emerging     Delaware New        Delaware Global Bond
are debt securities  Delaware Global Equity Fund and Delaware         Markets Fund may      Pacific Fund        Fund may invest in
issued under the     Overseas Equity Fund do not invest in            invest in Brady       does not invest     Brady Bonds. Please
framework of the     these securities.                                Bonds. We believe     in Brady Bonds.     see Delaware
Brady Plan, an                                                        that the economic                         Emerging Markets
initiative for                                                        reforms undertaken                        Fund to the left for
debtor nations to                                                     by countries in                           a complete
restructure their                                                     connection with the                       explanation.
outstanding external                                                  issuance of Brady
indebtedness                                                          Bonds can make the
(generally,                                                           debt of countries
commercial bank                                                       that have issued or
debt). Brady Bonds                                                    have announced plans
tend to be of lower                                                   to issue these bonds
quality and more                                                      a viable opportunity
speculative than                                                      for investment.
securities of
developed country
issuers.

High-yield, high     Delaware International Equity Fund,              Delaware Emerging     Delaware New        Delaware Global Bond
risk fixed-income    Delaware Global Equity Fund and Delaware         Markets Fund may      Pacific Fund        Fund may invest a
securities:          Overseas Equity Fund do not invest in            invest up to 35% of   does not invest     portion of its
Securities that are  these securities.                                its net assets, in    in these            assets in these
rated lower than                                                      high-yield, high      securities.         securities.
BBB by S&P or Baa                                                     risk foreign
by Moody's, or if                                                     fixed-income
unrated, of equal                                                     securities.
quality. These
securities may be
issued by companies
or governments of
emerging or
developing
countries, which may
be less
creditworthy. The
risk that these
companies or
governments may not
be able to make
interest or
principal payments
is substantial.

Restricted           We may invest in privately placed securities that are eligible for resale only among certain institutional
securities:          buyers without registration, including Rule 144A Securities.
Privately placed
securities whose
resale is restricted
under securities
law.



Illiquid securities: Delaware International Equity Fund,              Delaware Emerging     Delaware New Pacific Fund and Delaware
Securities that      Delaware Global Equity Fund and Delaware         Markets Fund may      Global Bond Fund may invest up to 10% of
cannot be sold or    Overseas Equity Fund may invest up to            invest up to 15% of   net assets in illiquid securities.
disposed of in the   10% of net assets in illiquid                    net assets in
ordinary course of   securities.                                      illiquid securities.
business, within
seven days, at
approximately the
price at which a
fund has valued
them.
------------------------------------------------------------------------------------------------------------------------------------


Preferred stock       Price-to-earnings ratio    Principal             Prospectus            Redeem
Preferred stock has   A measure of a             Amount of money you   The official          To cash in your
preference over       stock's value              invest (also called   offering document     shares by selling
common stock in the   calculated by              capital). Also        that describes a      them back to the
payment of dividends  dividing the current       refers to a bond's    mutual fund,          mutual fund.
and liquidation of    market price of a          original face value,  containing
assets. Preferred     share of stock by          due to be repaid at   information required
stocks also often     its annual earnings        maturity.             by the SEC, such as
pay dividends at a    per share. A stock                               investment
fixed rate and are    selling for $100 per                             objectives,
sometimes             share with annual                                policies, services
convertible into      earnings per share                               and fees.
common stock.         of $5 has a P/E of
                      20.

------------------------------------------------------------------------------------------------------------------------------------
Securities                               How we use them
------------------------------------------------------------------------------------------------------------------------------------
                       Delaware         Delaware              Delaware              Delaware           Delaware         Delaware
                     International       Global               Overseas              Emerging          New Pacific      Global Bond
                      Equity Fund      Equity Fund           Equity Fund           Markets Fund          Fund              Fund
                     -------------     -----------           -----------           ------------       -----------      -----------

Repurchase           Typically, we use repurchase agreements as a short-term investment for a Fund's cash position. In order to
agreements: An       enter into these repurchase agreements, a Fund must have collateral of at least 102% of the repurchase price.
agreement between a  The Funds will only enter into repurchase agreements in which the collateral is composed of U.S. government
buyer, such as a     securities.
fund, and a seller
of securities in
which the seller
agrees to buy the
securities back
within a specified
time at the same
price the buyer paid
for them, plus an
amount equal to an
agreed upon interest
rate. Repurchase
agreements are often
viewed as equivalent
to cash.

Other securities:     Delaware          Delaware Global      Delaware Overseas     Delaware          Delaware New      Delaware
Each Fund is          International     Equity Fund may      Equity Fund may       Emerging          Pacific Fund      Global Bond
permitted to invest   Equity Fund may   invest in preferred  invest in all types   Markets Fund      may invest in     Fund may
in other securities   invest in         stocks, convertible  of securities with    may invest in     all types of      invest in
that are listed       preferred stocks, securities,          equity                preferred stocks, securities with   futures and
here. More            convertible       warrants, futures    characteristics,      convertible       equity            options. The
information about     securities,       and options.         including trust or    securities,       characteristics,  Fund may also
these securities      warrants,                              limited partnership   warrants, futures including trust   invest in
can be found in       futures and                            interests, preferred  and options.      or limited        interest rate
the Statement of      options.                               stocks, rights,                         partnership       swaps.
Additional                                                   warrants and                            interests,
Information.                                                 convertible                             preferred stocks,
                                                             securities. The Fund                    rights and warrants
                                                             may hold futures and                    and convertible
                                                             options. The Fund                       securities. The
                                                             may also invest in                      Fund may also hold
                                                             swaps.                                  futures and options.
                                                                                                     The Fund may also
                                                                                                     invest in swaps.
------------------------------------------------------------------------------------------------------------------------------------


R-S

                                              Salomon Smith Barney World
Risk                   Sales charge           Government Bond Index
--------------------------------------------------------------------------------
Generally defined as   Charge on the          The World Government
variability of         purchase or            Bond Index is a
value; also credit     redemption of fund     market-capitalization
risk, inflation        shares sold through    weighted benchmark
risk, currency and     financial advisers.    that tracks the
interest rate risk.    May vary with the      performance of the
Different              amount invested.       18 Government bond
investments involve    Typically used to      markets of
different types and    compensate advisers    Australia, Austria,
degrees of risk.       for advice and         Belgium, Canada,
                       service provided.      Denmark, Finland,
                                              France, Germany,
                                              Ireland, Italy,
                                              Japan, the
                                              Netherlands,
                                              Portugal, Spain,
                                              Sweden, Switzerland,
                                              the United Kingdom
                                              and the United
                                              States.

Portfolio turnover Each Fund (other than Delaware New Pacific Fund) anticipates that its annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if a Fund sold and replaced securities valued at 100% of its net assets within one year. High turnover in a Fund could result in additional brokerage commissions to be paid by the Fund and higher tax liability for the Fund.

Borrowing from banks Each Fund may borrow money as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions. A Fund will not borrow money in excess of one-third of the value of its net assets.

Securities lending Each Fund may loan up to one-quarter (one-third, in the case of Delaware New Pacific Fund and Delaware Overseas Equity Fund) of its assets to qualified broker/dealers or institutional investors to generate additional income for the Fund. All such loans will be secured by collateral.


Purchasing securities on a when-issued or delayed delivery basis Delaware New Pacific Fund and Delaware Overseas Equity Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. Each Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Temporary defensive positions For temporary defensive purposes, Delaware International Equity Fund, Delaware Global Equity Fund and Delaware Emerging Markets Fund may each invest all or a substantial portion of their assets in high quality debt instruments of foreign governments, the U.S. government, or foreign or U.S. companies. Also, for temporary defensive purposes, Delaware Overseas Equity Fund may invest a substantial portion of its assets in cash or cash equivalent investments or in U.S. securities, and Delaware New Pacific Fund may invest up to 100% of its assets in money market instruments, cash or cash equivalents. To the extent that a Fund does so, the Fund may be unable to meet its investment objective.




SEC (Securities                                                                          Additional
and Exchange                                 Signature              Standard             Information
Commission)            Share classes         guarantee              deviation            (SAI)                 Stock
------------------------------------------------------------------------------------------------------------------------------------
Federal agency         Different             Certification by       A measure of an      The document          An investment
established by         classifications       a bank,                investment's         serving as            that  represents
Congress to            of shares;            brokerage firm         volatility; for      "Part B" of a         a share of
administer the         mutual fund           or other               mutual funds,        fund's prospectus     ownership
laws governing         share classes         financial              measures how         that provides         (equity) in a
the securities         offer a variety       institution            much a fund's        more detailed         corporation.
industry,              of sales charge       that a                 total return has     information           Stocks are often
including mutual       choices.              customer's             typically varied     about the fund's      referred to as
fund companies.                              signature is           from its             organization,         "equities."
                                             valid; signature       historical           investments,
                                             guarantees can         average.             policies and
                                             be provided by                              risks.
                                             members of the
                                             STAMP program.


                                                                           25
                                                                           -----

The risks of investing
in the Funds
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in a Fund you should carefully evaluate the risks. An investment in the Funds typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in the Funds. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
Risks                                              How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                          Delaware      Delaware     Delaware
                           Inter-       Global      Overseas               Delaware          Delaware              Delaware
                          national      Equity       Equity                Emerging         New Pacific          Global Bond
                         Equity Fund     Fund         Fund                MarketsFund          Fund                  Fund
                         -----------------------------------------------------------------------------------------------------------
Market risk is the       We maintain a long-term investment approach and focus on stocks we believe can appreciate over an extended
risk that all or a       time frame regardless of interim market fluctuations. In deciding what portion of a Fund's portfolio
majority of the          should be invested in any individual country, we evaluate a variety of factors, including opportunities
securities in a          and risks relative to other countries.
certain market--
like the stock or        In addition, for        For temporary           Same as for       For temporary       As part of the
bond market--or in       temporary defensive     defensive purposes,     Delaware          defensive           Delaware Global
a certain country        purposes, the Funds     Delaware                International     purposes,           Bond Fund's
or region will           may invest all or a     Overseas Equity         Equity Fund and   Delaware New        principal investment
decline in value         substantial portion     Fund may invest a       Delaware Global   Pacific Fund may    strategy, the Fund
because of factors       of their assets in      substantial portion     Equity Fund as    invest up to        may invest in
such as economic         high quality debt       of its assets in cash   explained to      100% of its assets  securities that
conditions, future       instruments of          or cash equivalent      the left.         in money market     generally have
expectations or          foreign governments,    investments or in                         instruments, cash   relatively less
investor confidence.     the U.S. government,    U.S. securities.                          or cash             market risk.
                         (including their                                                  equivalents.
                         agencies and
                         instrumentalities)
                         or foreign or U.S.
                         companies.

Industry and             We typically hold a number of different securities in a variety of sectors in order to minimize the impact
security risk is the     that a poorly performing security would have on a Fund. This risk is more significant for Delaware Global
risk that the value      Equity Fund, Delaware Emerging Markets Fund and Delaware Global Bond Fund, which are non-diversified funds.
of securities in a
particular industry
or the value of an
individual stock or
bond will decline
because of changing
expectations for the
performance of that
industry or for the
individual company
issuing the stock
or bond.

Interest rate risk       Delaware International Equity Fund, Delaware Global Equity Fund, Delaware Overseas    Interest rate risk
is the risk that         Equity Fund, Delaware New Pacific Fund and Delaware Emerging Markets  und are         is a significant
securities,              generally less affected by interest rate risk because they typically hold a smaller   risk for Delaware
particularly bonds       amount of fixed-income securities than Delaware Global Bond Fund.                     Global Bond Fund. In
with longer maturities,                                                                                        an attempt to manage
will decrease in value                                                                                         interest rate risk,
if interest rates rise.                                                                                        we adjust the Fund's
                                                                                                               average weighted
                                                                                                               maturity based on
                                                                                                               our view of interest
                                                                                                               rates. The Fund's
                                                                                                               average weighted
                                                                                                               maturity will
                                                                                                               generally be in the
                                                                                                               five- to-ten year
                                                                                                               range. When we
                                                                                                               anticipate that
                                                                                                               interest rates will
                                                                                                               decline, we may
                                                                                                               extend the average
                                                                                                               maturity beyond
                                                                                                               tenyears and when we
                                                                                                               anticipate that
                                                                                                               interest rates will
                                                                                                               rise, we may shorten
                                                                                                               the average maturity
                                                                                                               to less than five
                                                                                                               years.
------------------------------------------------------------------------------------------------------------------------------------

                                      Uniform Gift to Minors Act and
T-V    Total return                   Uniform Transfers to Minors Act           Volatility
       -----------------------------------------------------------------------------------------------------------------------------
       An investment                  Federal and state laws that provide       The tendency of an investment to go up or down in
       performance measurement,       a simple way to transfer property to      value by different magnitudes. Investments that
       expressed as a percentage,     a minor with special tax                  generally go up or down in value in relatively small
       based on the combined          advantages.                               amounts are considered "low volatility" investments,
       earnings from dividends,                                                 whereas those investments that generally go up or
       capital gains and change in                                              down in value in relatively large amounts are
       price over a given period.                                               considered "high volatility" investments.

   26
-----


------------------------------------------------------------------------------------------------------------------------------------
Risks                                              How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                          Delaware      Delaware     Delaware
                           Inter-       Global      Overseas               Delaware          Delaware              Delaware
                          national      Equity       Equity                Emerging         New Pacific          Global Bond
                         Equity Fund     Fund         Fund                MarketsFund          Fund                  Fund
                         -----------------------------------------------------------------------------------------------------------
Currency risk is the     Each Fund may try to hedge its currency risk by purchasing foreign currency exchange contracts. If a Fund
risk that the value      agrees to purchase or sell foreign securities at a pre-set price on a future date, the Fund attempts to
of a fund's              protect the value of a security it owns from future changes in currency rates. If a Fund has agreed to
investments may be       purchase or sell a security, it may also use foreign currency exchange contracts to "lock-in" the
negatively affected      security's price in terms of U.S. dollars or another applicable currency. Each Fund may use forward
by changes in            currency exchange contracts only for defensive or protective measures, not to enhance portfolio returns.
foreign currency         However, there is no assurance that such a strategy will be successful.
exchange rates.
Adverse changes in
exchange rates may
reduce or eliminate
any gains produced
by investments that
are denominated in
foreign currencies
and may increase any
losses.

Small company risk is    These Funds typically      These Funds may invest in small companies and would        Delaware Global
the risk that prices     focus their investment     be subject to this risk. We typically hold a number        Bond Fund does not
of smaller companies     in larger companies.       of different stocks in order to reduce the impact that     invest in small
may be more volatile                                one small company stock would have on the Funds. This      companies.
than larger companies                               risk is more significant for Delaware Emerging
because of limited                                  Markets Fund, which is a non-diversified Fund.
financial resources or
dependence on narrow
product lines.


Political risk is the    We evaluate the political situations in the countries where we invest and take into account any potential
risk that countries or   risks before we select securities for the portfolio. However, there is no way to eliminate political
the entire region        risk when investing internationally.
where we invest may
experience political
instability. This may
cause greater
fluctuation in the
value and liquidity of
our investments due to
changes in currency
exchange rates,
governmental seizures
or nationalization of
assets.


Emerging market risk     Delaware International     Delaware Overseas Equity Fund, Delaware Emerging Markets Fund, Delaware New
is the possibility       Equity Fund and            Pacific Fund and Delaware Global Bond Fund are subject to this risk. Striving to
that the risks           Delaware Global Equity     manage this risk, the portfolio managers carefully screen securities within
associated with          Fund, to the limited       emerging markets and attempt to consider material risks associated with an
international            extent that they invest    individual company or bond issuer. We cannot eliminate emerging market risk and
investing will be        in emerging markets,       consequently encourage shareholders to invest in these Funds only if they have a
greater in emerging      are subject to this        long-term time horizon, over which the potential of individual securities is
markets than in more     risk.                      more likely to be realized.
developed foreign
markets because, among
other things, emerging
markets may have less
stable political and
economic environments.
------------------------------------------------------------------------------------------------------------------------------------

                                                                           27
                                                                           -----

How we strive to manage them

Risks

------------------------------------------------------------------------------------------------------------------------------------
Risks                                              How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                          Delaware         Delaware              Delaware
                           Inter-           Global               Overseas        Delaware         Delaware            Delaware
                          national          Equity                 Equity        Emerging        New Pacific        Global Bond
                         Equity Fund         Fund                   Fund        MarketsFund         Fund               Fund
                         -----------------------------------------------------------------------------------------------------------
Inefficient market       The Funds will attempt to reduce these risks by investing in a number of different countries, and
risk is the risk         noting trends in the economy, industries and financial markets.
that foreign markets                                                                                              Delaware Global
may be less liquid,                                                                                               Bond Fund will
have greater price                                                                                                also perform
volatility, less                                                                                                  credit analysis
regulation and                                                                                                    in an attempt
higher transaction                                                                                                to reduce
costs than U.S.                                                                                                   these risks.
markets.

Information risk is      We conduct fundamental research on the companies we invest in rather than relying solely on information
the risk that            available through financial reporting. We believe this will help us to better uncover any potential
foreign companies        weaknesses in individual companies.
may be subject to
different
accounting, auditing
and financial
reporting standards
than U.S. companies.
There may be less
information
available about
foreign issuers than
domestic issuers.
Furthermore,
regulatory oversight
of foreign issuers
may be less
stringent or less
consistently applied
than in the United
States.

Non-diversified fund     Delaware         Delaware Global        Delaware       Delaware         Delaware New     Delaware
risk is the risk that    International    Equity Fund will       Overseas       Emerging         Pacific Fund is  Global
non-diversified          Equity Fund is   not be diversified     Equity Fund    Markets Fund     a diversified    Bond Fund
funds are believed       a diversified    under the 1940 Act.    is a           is a  non-       fund, and is     is a non-
to be subject to         fund, and is     Non-diversified        diversified    diversified      not subject      diversified
greater risks            not subject      investment             fund, and is   fund, the        to this risk.    fund, the same
because adverse          to this risk.    companies have the     not subject    same as                           as Delaware
effects on their                          flexibility to         to this risk.  Delaware                          Global Equity
security holdings                         invest as much as                     Global Equity                     Fund. Please
may affect a larger                       50% of their                          Fund. Please                      see the full
portion of their                          assets in as few                      see the full                      explanation
overall assets.                           as two issuers                        explanation to                    under Delaware
                                          with no single                        the left under                    Global Equity
                                          issuer accounting                     Delaware                          Fund to
                                          for more than 25%                     Global Equity                     the left.
                                          of the portfolio.                     Fund.
                         \                The remaining 50%
                                          of the portfolio
                                          must be diversified
                                          so that no more than
                                          5% of a fund's
                                          assets is invested
                                          in the securities
                                          of a single issuer.
------------------------------------------------------------------------------------------------------------------------------------

   28
-----

------------------------------------------------------------------------------------------------------------------------------------
Risks                                              How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
                          Delaware         Delaware        Delaware
                           Inter-           Global         Overseas   Delaware               Delaware            Delaware
                          national          Equity         Equity      Emerging             New Pacific        Global Bond
                         Equity Fund         Fund          Fund       Markets Fund             Fund               Fund
                         -----------------------------------------------------------------------------------------------------------
Foreign government and          This is not a significant        Delaware Emerging Markets      This is not a      The Fund is
supranational securities        risk for Delaware                Fund is subject to this risk   significant        subject to this
risks relate to the ability of  International Equity             and will attempt to limit      risk for Delaware  risk and will
a foreign government or         Fund, Delaware                   this risk by performing        New Pacific Fund.  attempt to limit
government related issuer       Global Equity Fund               credit analysis on the issuer                     this risk by
to make timely payments         or Delaware Overseas             of each security purchased.                       performing
on its external debt            Equity Fund.                                                                       credit analysis
obligations.                                                     The Fund attempts to                              on the issuer of
                                                                 reduce this risk by limiting                      each security
                                                                 the portion of net assets                         purchased.The
                                                                 that may be invested in                           Fund attempts
                                                                 these securities.                                 to reduce the
                                                                                                                   risks associated
                                                                 The Fund also compares                            with investing in
                                                                 the risk-reward potential                         foreign
                                                                 of foreign government                             governments by
                                                                 securities being                                  focusing on
                                                                 considered to that offered                        bonds rated
                                                                 by equity securities to                           within the two
                                                                 determine whether to                              highest rating
                                                                 allocate assets to equity                         categories.
                                                                 or fixed-income
                                                                 investments.

Credit risk of high-yield,      This is not a                    Delaware Emerging              This is not a      Delaware
high risk fixed-income          significant risk for             Markets Fund may invest        significant risk   Global Bond
securities relates to           Delaware                         up to 35% of its net assets    for Delaware       Fund may
securities rated lower than     International Equity             in high-yield, high risk       New Pacific        invest a
BBB by S&P and Baa by Moody's   Fund, Delaware                   foreign fixed-income           Fund.              portion of its
are considered to be of poor    Global Equity Fund               securities.                                       assets in these
standing and predominantly      or Delaware Overseas             We intend to limit our                            securities.
speculative as to the           Equity Fund.                     investment in any single                          Please see
issuer's ability to repay                                        lower rated bond, which                           the complete
interest and principal.                                          can help to reduce the                            explanation
These bonds are often                                            effect of an individual                           under
issued by less creditworthy                                      default on the Fund. We                           Delaware
companies or by highly                                           also intend to limit our                          Emerging
leveraged (indebted) firms,                                      overall holdings of bonds                         Markets Fund
which are generally less                                         in this category. Such                            to the left.
able than more financially                                       limitations may not protect
stable firms to make                                             the Fund from widespread
scheduled payments of                                            bond defaults brought
interest and principal. The                                      about by a sustained
risks posed by bonds issued                                      economic downturn or
under such circumstances                                         from price declines that
are substantial.                                                 might result from changes
                                                                 in the quality ratings of
                                                                 individual bonds.

Transaction costs risk relates   Each of the Funds is subject to this risk. We strive to monitor transaction costs and to choose to the costs of buying, selling  an efficient trading strategy for the Funds.
and holding foreign securities,
including brokerage, tax
and custody costs, may be
higher than those involved
in domestic transactions
------------------------------------------------------------------------------------------------------------------------------------

                                                                           29
                                                                           -----

Who manages the Funds

Investment managers and sub-advisers


Delaware International Advisers Ltd. makes investment decisions for Delaware International Equity Fund, Delaware Global Equity Fund, Delaware Emerging Markets Fund and Delaware Global Bond Fund, manages the Funds' business affairs and provides daily administrative services. Delaware International Advisers Ltd. is affiliated with Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

Delaware Management Company is the sub-adviser to Delaware Global Equity Fund. Delaware Management Company manages the U.S. securities portion of Delaware Global Equity Fund's portfolio under the overall supervision of Delaware International Advisers Ltd. and furnishes Delaware International Advisers Ltd. with investment recommendations, asset allocation advice, research and other investment services regarding U.S. securities.

Delaware Overseas Equity Fund and Delaware New Pacific Fund are managed by Delaware Management Company. Delaware International Advisers Ltd. is Delaware Overseas Equity Fund's sub-adviser and AIB Govett, Inc. is Delaware New Pacific Fund's sub-adviser. The sub-advisers are responsible for day-to-day management of the Fund's assets. Delaware Management Company administers the Funds' affairs and has ultimate responsibility for all investment advisory services for the Funds. Delaware Management Company also supervises the sub-adviser's performance.


For the services they provided, the manager and sub-advisers, where applicable, were paid an aggregate fee by each Fund for the last fiscal year as follows:

                                                      Investment management fees

                              Delaware       Delaware       Delaware       Delaware      Delaware        Delaware
                            International     Global        Overseas       Emerging     New Pacific    Global Bond
                             Equity Fund    Equity Fund    Equity Fund   Markets Fund      Fund            Fund
-------------------------------------------------------------------------------------------------------------------
As a percentage of
 average daily net assets        0.81%         0.34%*         none*         0.28%*         0.22%*          0.51%*


*Reflects a waiver of fees by the manager.

Portfolio managers


Delaware International Equity Fund


Clive A. Gillmore and Nigel G. May have primary responsibility for making day-to-day investment decisions for Delaware International Equity Fund. In making investment decisions for the Fund, Mr. Gillmore and Mr. May regularly consult with a fourteen member international equity team.

Clive A. Gillmore, Deputy Managing Director, Senior Portfolio Manager and Director of Delaware International Advisers Ltd., has been the senior portfolio manager for Delaware International Equity Fund since its inception. A graduate of the University of Warwick and having begun his career at Legal and General

Investment Management, Mr. Gillmore joined Delaware International Advisers in 1990 after eight years of investment experience. His most recent position prior to joining Delaware International Advisers was as a Pacific Basin equity analyst and senior portfolio manager for Hill Samuel Investment Management Ltd. Mr. Gillmore completed the London Business School Investment program.

Nigel G. May, Senior Portfolio Manager and Director of Delaware International Advisers Ltd., is a graduate of Sidney Sussex College, Cambridge. Mr. May joined Mr. Gillmore as Co-Manager of the Fund on December 22, 1997. He joined Delaware International Advisers in 1991, assuming portfolio-management responsibilities and sharing analytical responsibilities for continental Europe. He previously had been with Hill Samuel Investment Management Ltd. for five years.

Delaware Global Equity Fund

Elizabeth A. Desmond has primary responsibility for making day-to-day investment decisions for Delaware Global Equity Fund. Robert L. Arnold makes investment decisions for the U.S. equity portion of the Fund.


Elizabeth A. Desmond, Senior Portfolio Manager and Director of Delaware International Advisers Ltd., has been the portfolio manager for the Fund since July 21, 1998. Ms. Desmond is a graduate of Wellesley College and the masters program in East Asian studies at Stanford University. After working for the Japanese government for two years, she began her investment career as a Pacific Basin investment manager with Shearson Lehman Global Asset Management. Prior to joining Delaware International in the spring of 1991, she was a Pacific Basin equity analyst and senior portfolio manager at Hill Samuel Investment Management, Ltd. Ms. Desmond is a CFA charterholder.


Robert L. Arnold, Vice President/Senior Portfolio Manager of the Fund, has been managing the U.S. equity portion of the Fund since July 21, 1998. Prior to that time he managed other Delaware Investments mutual funds and was a financial analyst focusing on the financial services industry including banks, thrifts, insurance companies and consumer finance companies. Mr. Arnold holds a BS from Carnegie Mellon University and earned an MBA from the University of Chicago. He began his investment career as a management consultant with Arthur Young in Philadelphia. Prior to joining Delaware Investments in March 1992, Mr. Arnold was a planning analyst with Chemical Bank in New York.

Delaware Overseas Equity Fund


Clive Gillmore and Robert Akester have had primary responsibility for making day-to-day investment decisions for Delaware Overseas Equity Fund since September 15, 1997. Please see Delaware International Equity Fund for a description of Mr. Gillmore's business experience.

Robert Akester, Senior Portfolio Manager of Delaware International Advisers Ltd., joined Delaware International Advisers Ltd. in 1996. Mr. Akester, who began his investment career in 1969, was most recently a Director of Hill Samuel Investment Management Ltd., which he joined in 1985. His prior experience included working as a Senior Analyst and head of the Southeast Asian Research team at James Capel, and as a Fund Manager at Prudential Assurance Co., Ltd. Mr. Akester holds a BS in Statistics and Economics from University College, London and is an associate of the Institute of Actuaries, with a certificate in Finance and Investment.

Delaware Emerging Markets Fund

Clive Gillmore also has primary responsibility for making day-to-day investment decisions for Delaware Emerging Markets Fund (please see Delaware International Equity Fund for a description of Mr. Gillmore's business experience). In making investment decisions for Delaware Emerging Markets Fund, Mr. Gillmore regularly consults with a fourteen member international equity team, including co-managers Robert Akester and Joshua H. Brooks. (Please see Delaware Overseas Equity Fund for a description of Mr. Akester's business experience). Mr. Gillmore has been managing the Fund since its inception.

Joshua H. Brooks, Senior Portfolio Manager of Delaware International Advisers Ltd., holds a bachelor's degree from Yale University and an MBA from The London Business School. He began his investment career with Delaware Investments in 1991. Prior to joining the investment team in London, he was based in Philadelphia with responsibilities that included equity market analysis and acting as liaison with Delaware International.

Delaware New Pacific Fund

Jane Pickard has had primary responsibility for making day-to-day investment decisions for the Fund since November 12, 1997. Ms. Pickard graduated in law from Edinburgh University. She joined Barclays de Zoete Wedd Securities Limited in 1991, where she initially worked as a specialist in structured debt products, moving into the Pacific Rim equity division in 1992. She remained there until 1995 when she moved to IAI International where she had responsibility for Pacific Region investment for U.S. institutional and retail funds. Ms. Pickard joined AIB Govett Asset Management, an affiliate of AIB Govett, Inc., in 1996.

Delaware Global Bond Fund

Christopher A. Moth and Joanna Bates have primary responsibility for making day-to-day investment decisions for Delaware Global Bond Fund. In making investment decisions for Delaware Global Bond Fund, Mr. Moth and Ms. Bates regularly consult with David G. Tilles.

Christopher A. Moth, Senior Portfolio Manager, Director and Head of Investment Strategy of Delaware International Advisers Ltd., is a graduate of The City University, London. He joined Delaware International in 1992. He previously worked at the Guardian Royal Exchange where he was responsible for technical analysis, quantitative models and projections. Mr. Moth has been awarded the certificate in Finance and Investment from the Institute of Actuaries in London. Mr. Moth became Co-Manager of the Fund in January 1997.

Joanna Bates, Senior Portfolio Manager, Credit and Emerging Markets of Delaware International Advisers Ltd., is a graduate of London University. She joined the Fixed Income team at Delaware International in June 1997. Prior to that she was Associate Director, Fixed Interest at Hill Samuel Investment Management Ltd. which she joined in 1990. She had previously worked at Fidelity International and Save & Prosper as a fund manager and analyst for global bond markets. Ms. Bates is an associate of the Institute of Investment Management and Research. Ms. Bates became Co-Manager of the Fund in July 1999.

David G. Tilles, Managing Director and Chief Investment Officer of Delaware International Advisers Ltd., was educated at the Sorbonne, Warwick University and Heidelberg University. Prior to joining Delaware International in 1990 as Managing Director and Chief Investment Officer, he spent 16 years with Hill Samuel Investment Management Ltd. in London, serving in a number of investment capacities. His most recent position prior to joining Delaware International was Chief Investment Officer of Hill Samuel Investment Management Ltd.

Who's who?

This diagram shows the various organizations involved with managing, administering, and servicing the Delaware Investments funds.

                                                         Board of Trustees
Investment managers                                  The Funds             Custodian
Delaware International Advisers Ltd.                                       The Chase Manhattan Bank
Third Floor, 80 Cheapside                                                  4 Chase Metrotech Center
London, England EC2V 6EE                                                   Brooklyn, NY 11245

Delaware Management Company              Distributor                       Service agent
One Commerce Square                      Delaware Distributors, L.P.       Delaware Service Company, Inc.
Philadelphia, PA 19103                   1818 Market Street                1818 Market Street
                                         Philadelphia, PA 19103            Philadelphia, PA 19103

Sub-advisers
Delaware Management Company                            Shareholders
Delaware International Advisers Ltd.
AIB Govett, Inc.
250 Montgomery St., Suite 1200
San Francisco, CA 94104

Portfolio managers
(see page 30 for details)



Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. These independent fund trustees, in particular, are advocates for shareholder interests.


Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's Prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Sub-adviser A sub-adviser is a company generally responsible for the management of the fund's assets. They are selected and supervised by the investment manager.


Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to NASD Regulation, Inc. (NASD) rules governing mutual fund sales practices.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment objectives or policies must also seek shareholder approval.

About your account

Investing in the Funds

Institutional Class shares are available for purchase only by the following:

o retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o tax-exempt employee benefit plans of the manager or its affiliates and securities dealer firms with a selling agreement with the distributor;

o institutional advisory accounts of the manager, or its affiliates and those having client relationships with Delaware Investment Advisers, an affiliate of the manager, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts;

o a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee; and

o registered investment advisers investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the adviser for investment purposes, but only if the adviser is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services.

How to buy shares

[GRAPHIC OMITTED]

By mail

Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

[GRAPHIC OMITTED]

By wire

Ask your bank to wire the amount you want to invest to First Union Bank, ABA #031201467, Bank Account number 2014128934013. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us at 800.510.4015 so we can assign you an account number.

[GRAPHIC OMITTED]

By exchange

You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that you may not exchange your shares for Class B or Class C shares. To open an account by exchange, call your Client Services Representative at 800.510.4015.

[GRAPHIC OMITTED]

Through your financial adviser

Your financial adviser can handle all the details of purchasing shares, including opening an account. Your adviser may charge a separate fee for this service.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If we receive your order after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.


We determine each Fund's net asset value (NAV) per share at the close of regular trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in a Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

How to redeem shares

[GRAPHIC OMITTED]

By mail

You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. All owners of the account must sign the request, and for redemptions of more than $50,000, you must include a signature guarantee for each owner. You can also fax your written request to 215.255.8864. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

[GRAPHIC OMITTED]

By telephone

You can redeem up to $50,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED]

By wire

You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account the next business day after we receive your request. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED]

Through your financial adviser

Your financial adviser can handle all the details of redeeming your shares. Your adviser may charge a separate fee for this service.

How to redeem shares
(continued)

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), you will receive the net asset value as determined on the business day we receive your request. You may have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

Account minimum

If you redeem shares and your account balance falls below $250, your Fund may redeem your account after 60 days' written notice to you.

Exchanges

You can exchange all or part of your shares for shares of the same class in another Delaware Investments fund. If you exchange shares to a fund that has a sales charge you will pay any applicable sales charges on your new shares. You don't pay sales charges on shares that are acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's Prospectus and read it carefully before buying shares through an exchange. You may not exchange your shares for Class B and Class C shares of the funds in the Delaware Investments family.

Dividends, distributions
and taxes

Dividends, if any, are paid quarterly for Delaware International Equity Fund, Delaware Global Equity Fund and Delaware Global Bond Fund and annually for Delaware Overseas Equity Fund Delaware New Pacific Fund and Delaware Emerging Markets Fund. Any capital gains are distributed annually. We automatically reinvest all dividends and any capital gains.

Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from these Funds is the same whether you reinvest your dividends or receive them in cash. Distributions from a Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

Certain management considerations

Year 2000

As with other mutual funds, financial and business organizations and individuals around the world, the Funds could be adversely affected if the computer systems used by their service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." Each Fund has taken steps to obtain satisfactory assurances that its major service providers have taken steps reasonably designed to address the Year 2000 Problem on the computer systems that the service providers use. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the business of the Funds. The portfolio managers and investment professionals of the Funds consider Year 2000 compliance (including, but not limited to, any or all of the following: impact on business, cost of compliance plan review and contingency planning, and vendor compliance) in the securities selection and investment process. However, there can be no guarantees that, even with their due diligence efforts, they will able to predict the affect of Year 2000 on any company or the performance of its securities.

Investment by
fund of funds

Delaware International Equity Fund, Delaware Emerging Markets Fund, Delaware New Pacific Fund and Delaware Global Bond Fund accept investments from the series portfolios of Delaware Group Foundation Funds, a fund of funds. From time to time, a Fund may experience large investments or redemptions due to allocations or rebalancings by Foundation Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transactions costs or portfolio turnover. The manager will monitor transactions by Foundation Funds and will attempt to minimize any adverse effects on each Fund and Foundation Funds as a result of these transactions.

Fund companies

The Funds are separate series of the investment companies shown below.

   Delaware Group Global & International Funds
       Delaware International Equity Fund
       Delaware Global Equity Fund
       Delaware Emerging Markets Fund
       Delaware Global Bond Fund
   Delaware Group Adviser Funds
       Delaware Overseas Equity Fund
       Delaware New Pacific Fund

Financial highlights

The Financial
highlights tables
are intended to help you understand a Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with each Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800.523.1918. Information for Delaware Overseas Equity Fund and Delaware New Pacific Fund for the fiscal periods ended on or before October 31, 1996 has been audited by the Fund's previous auditors.

                                                                                                    Institutional Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             Year Ended
Delaware International                                                                                            11/30
Equity Fund                                                      1999        1998         1997        1996         1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $15.370     $14.720      $14.710     $12.240      $11.970
Income from investment operations:
Net investment income1                                          0.222       0.318        0.267       0.530        0.323
Net realized and unrealized gain on
   investments and foreign currencies                           0.880       0.962        0.238       2.405        0.637
                                                              -------     -------      -------     -------      -------
Total from investment operations                                1.102       1.280        0.505       2.935        0.960
                                                              -------     -------      -------     -------      -------
Less dividends and distributions:
Dividends from net investment income                           (0.282)     (0.475)      (0.475)     (0.320)      (0.220)
Distributions from net realized gain
   on investments                                                none      (0.155)      (0.020)     (0.145)      (0.470)
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                              (0.282)     (0.630)      (0.495)     (0.465)      (0.690)
                                                              -------     -------      -------     -------      -------
Net asset value, end of period                                $16.190     $15.370      $14.720     $14.710      $12.240
                                                              =======     =======      =======     =======      =======
Total return(2)                                                 7.26%       9.10%        3.55%(3)   24.68%(3)     8.46%
Ratios and supplemental data:
Net assets, end of period (000 omitted)                      $115,009    $164,823      $71,177     $34,194      $11,660
Ratio of expenses to average net assets                         1.56%       1.40%        1.40%       1.55%        1.77%
Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly                                     1.56%       1.40%        1.41%       1.65%        1.77%
Ratio of net investment income to
   average net assets                                           1.40%       2.10%        1.76%       4.00%        2.87%
Ratio of net investment income to
   average net assets prior to
   expense limitation and
   expenses paid indirectly                                     1.40%       2.10%        1.75%       3.90%        2.87%
Portfolio turnover                                                 3%          5%           8%          9%          21%
------------------------------------------------------------------------------------------------------------------------------------

(1) Per share information for the years ended November 30, 1996, 1997, 1998 and 1999 was based on the average shares outstanding method.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.
(3)  Total return reflects expense limitations in effect during the period.


     How to read the   Net investment         Net realized and unrealized gain (loss) on investments and           Net asset value
Financial highlights   income                 foreign currencies                                                   (NAV)
                    ----------------------------------------------------------------------------------------------------------------
                       Net investment         A realized gain on investments occurs when we sell an investment     This is the value
                       income includes        at a profit, while a realized loss on investments occurs when we     of a mutual fund
                       dividend and           sell an investment at a loss. When an investment increases or        share, calculated
                       interest income        decreases in value but we do not sell it, we record an unrealized    by dividing the
                       earned from a          gain or loss. The amount of realized gain per share that we pay      net assets by the
                       fund's securities;     to shareholders is listed under "Less dividends and                  number of shares
                       it is after expenses   distributions-Distributions from net realized gain on                outstanding.
                       have been deducted.    investments." Realized and unrealized gain (loss) on foreign currencies represent changes in the U.S. dollar value of assets
                                              (including investments) and liabilities denominated in foreign currencies as a result of changes in foreign currency exchange rates.

                                                                                                    Institutional Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Period
                                                                                                Year Ended  12/27/94(1)
                                                                                                     11/30      through
Delaware Global Equity Fund                                      1999     1998(4)         1997        1996     11/30/95
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $13.610     $14.100      $13.340     $11.930      $10.000
Income from investment operations:
Net investment income(2)                                        0.170       0.329        0.478       0.567        0.473
Net realized and unrealized gain on
   investments and foreign currencies                           0.300       0.816        0.857       1.533        1.697
Total from investment operations                                0.470       1.145        1.335       2.100        2.170
Less dividends and distributions:
Dividends from net investment income                           (0.150)     (0.405)      (0.525)     (0.420)      (0.240)
Distributions from net realized gain
   on investments                                              (0.680)     (1.230)      (0.050)     (0.270)        none
Total dividends and distributions                              (0.830)     (1.635)      (0.575)     (0.690)      (0.240)
Net asset value, end of period                                $13.250     $13.610      $14.100     $13.340      $11.930
Total return(3)                                                 3.63%       9.07%       10.34%      18.38%       21.88%
Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $1,229      $2,627       $2,310      $2,203       $2,191
Ratio of expenses to average net assets                         1.55%       1.25%        0.95%       0.95%        0.95%
Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly                                     2.02%       1.69%        1.86%       2.24%        7.25%
Ratio of net investment income to
   average net assets                                           1.27%       2.47%        3.54%       4.43%        5.05%
Ratio of net investment income to
   average net assets prior to
   expense limitation and
   expenses paid indirectly                                     0.80%       2.03%        2.63%       2.96%       (1.25%)
Portfolio turnover                                                29%         90%          74%         34%          57%
------------------------------------------------------------------------------------------------------------------------------------

(1) Date of commencement of trading; ratios have been annualized but total return has not been annualized.
(2) Per share information for the years ended November 30, 1997, 1998 and 1999 was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total return also reflects expense limitations in effect during the period.

                                                                                          Ratio of net investment
                                                           Ratio of expenses to           income to average            Portfolio
Total return                        Net assets             average net assets             net assets                   turnover rate
------------------------------------------------------------------------------------------------------------------------------------
This represents the rate that an    Net assets represent   The expense ratio is the       We determine this ratio  This figure tells
investor would have earned or lost  the total value of     percentage of net assets       by dividing net          you the amount of
on an investment in a fund. In      all the assets in a    that a fund pays annually for  investment income by     trading activity
calculating this figure for the     fund's portfolio,      operating expenses and         average net assets.      in a fund's
financial highlights table, we      less any liabilities,  management fees. These                                  portfolio. For
include applicable fee waivers,     that are attributable  expenses include accounting                             example, a fund
exclude front-end and contingent    to that class          and administration                                      with a 50%
deferred sales charges, and assume  of the fund.           expenses, services for                                  turnover has
the shareholder has reinvested all                         shareholders, and similar                               bought and sold
dividends and realized gains.                              expenses.                                               half of the value
                                                                                                                   of its total
                                                                                                                   investment
                                                                                                                   portfolio during
                                                                                                                   the stated
                                                                                                                   period.

                                                                                                    Institutional Class
------------------------------------------------------------------------------------------------------------------------------------
Delaware Overseas                                                                                            Year Ended
Equity Fund                                                                                                       10/31
                                                                19992        1998(2)      1997(2)     1996(1)      1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $8.930     $12.480      $12.320     $11.440      $11.020
Income (loss) from investment operations:
Net investment income (loss)                                    0.098       0.123       (0.020)     (0.060)       0.040
Net realized and unrealized gain (loss) on
   investments and foreign currencies                           0.872      (1.513)      (0.950)      0.963        0.410
                                                               -------    -------       -------     -------      ------
Total from investment operations                                0.970      (1.390)       0.930       0.903        0.450
                                                               -------    -------       -------     -------      ------
Less dividends and distributions:
Dividends from net investment income                           (0.720)     (0.520)      (0.440)     (0.023)      (0.030)
Distributions from net realized gain
   on investments                                              (1.370)     (1.640)      (0.330)       none         none
                                                               -------    -------       -------     -------      ------
Total dividends and distributions                              (2.090)     (2.160)      (0.770)     (0.023)      (0.030)
Net asset value, end of period                                 $7.810      $8.930      $12.480     $12.320      $11.440
Total return3                                                  14.30%(4)  (12.82%)(4)    8.04%       7.91%(4)     4.22%(4)
Ratios and supplemental data:
Net assets, end of period (000 omitted)                           $69         $59          $60        $284         $161
Ratio of expenses to average net assets                         1.55%       1.53%        1.50%       1.50%        1.50%
Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly                                     5.01%       3.45%      N/A           2.28%        2.61%
Ratio of net investment income to
   average net assets                                           1.25%       1.23%       (0.15%)     (0.19%)       0.40%
Ratio of net investment income to
   average net assets prior to
   expense limitation and
   expenses paid indirectly                                    (2.21%)     (0.69%)     N/A          (0.97%)      (0.71%)
Portfolio turnover                                                 7%         87%          18%         21%           9%
------------------------------------------------------------------------------------------------------------------------------------

(1) Commencing May 3, 1996, Delaware Management Company replaced Lincoln National Corporation as the Fund's investment manager.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.
(4)  Total return reflects expense limitations in effect during the period.

                                                                                       Institutional Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Period
                                                                                                  6/10/961
Delaware Emerging                                                                                 through
Markets Fund                                                     1999       1998          1997    11/30/96
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $6.550    $10.250        $9.990     $10.000
Income (loss) from investment operations:
Net investment income2                                          0.099      0.151         0.098       0.047
Net realized and unrealized gain (loss) on
   investments and foreign currencies                           1.521     (3.191)        0.262      (0.057)
                                                              -------    -------       -------     -------
Total from investment operations                                1.620     (3.040)        0.360      (0.010)
                                                              -------    -------       -------     -------
Less dividends and distributions:
Dividends from net investment income                           (0.090)    (0.055)       (0.025)       none
Distributions from net realized gain
   on investments                                                none     (0.605)       (0.075)       none
                                                              -------    -------       -------     -------
Total dividends and distributions                              (0.090)    (0.660)       (0.100)       none
                                                              -------    -------       -------     -------
Net asset value, end of period                                 $8.080     $6.550       $10.250      $9.990
                                                              =======    =======       =======     =======
Total return3                                                  25.24%    (31.55%)        3.64%      (0.10%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $2,791     $1,117        $1,916      $3,717
Ratio of expenses to average net assets                         1.70%      1.70%          1.70%      1.70%
Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly                                     2.69%      3.61%         2.72%       3.80%
Ratio of net investment income to
   average net assets                                           1.40%      1.84%         0.82%       0.47%
Ratio of net investment income (loss) to
   average net assets prior to
   expense limitation and
   expenses paid indirectly                                     0.41%     (0.07%)       (0.20%)     (1.63%)
Portfolio turnover                                                17%        47%           65%         36%


(1) Date of commencement of trading; ratios have been annualized but total return has not been annualized.
(2)  Per share information was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total return also reflects expense limitations in effect during the period.

                                                                                                    Institutional Class
-------------------------------------------------------------------------------------------------------------------------
                                                                                                             Year Ended
                                                                                                                  11/30
Delaware New Pacific Fund                                     1999(1)     1998(1)      1997(1)     1996(2)         1995
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $4.690     $7.440        $9.530      $8.770      $10.480

Income (loss) from investment operations:

Net investment income (loss)                                   (0.020)     0.024         0.020      (0.050)      (0.010)

Net realized and unrealized gain on
   investments and foreign currencies                           2.790     (2.719)       (1.960)      0.820       (1.410)
                                                               ------     ------        ------      ------      -------
Total from investment operations                                2.770     (2.695)       (1.940)      0.770       (1.420)
                                                               ------     ------        ------      ------      -------
Less dividends and distributions:

Dividends from net investment income                             none     (0.055)       (0.150)     (0.010)        none

Distributions from net realized gain
   on investments                                                none       none          none      (0.010)        none
                                                               ------     ------        ------      ------      -------
Total dividends and distributions                                none     (0.055)       (0.150)     (0.010)      (0.290)
                                                               ------     ------        ------      ------      -------
Net asset value, end of period                                 $7.460     $4.690        $7.440      $9.530       $8.770
                                                               ======     ======        ======      ======      =======
Total return(3)                                                59.06%    (36.39%)      (20.79%)      8.77%      (13.65%)

Ratios and supplemental data:

Net assets, end of period (000 omitted)                        $1,204       $219          $250        $119          $62

Ratio of expenses to average net assets                         1.66%      1.60%         1.50%       1.50%        1.50%

Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly                                     2.27%      2.93%         1.56%       2.45%        3.38%

Ratio of net investment income (loss) to
   average net assets                                          (0.35%)     0.45%         0.22%      (0.09%)      (0.16%)

Ratio of net investment income (loss) to
   average net assets prior to expense limitation
   and expenses paid indirectly                                (0.96%)    (0.88%)        0.16%      (1.04%)      (2.04%)

Portfolio turnover                                                90%       188%          178%        163%         163%
-------------------------------------------------------------------------------------------------------------------------

(1) The average shares outstanding method has been applied for per share information.
(2) Commencing May 3, 1996, Delaware Management Company replaced Lincoln National Corporation as the Fund's investment manager.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total return also reflects expense limitations in effect during the period.

                                                                                                    Institutional Class
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Period
                                                                                                Year Ended  12/27/94(1)
                                                                                                     11/30      through
Delaware Global Bond Fund                                        1999        1998         1997        1996     11/30/95
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $10.930      10.810      $11.520     $11.270      $10.000

Income from investment operations:

Net investment income(2)                                        0.592       0.627        0.658       0.788        0.782

Net realized and unrealized gain (loss) on
   investments and foreign currencies                          (0.937)     (0.017)      (0.515)      0.732        1.088
                                                              -------     -------      -------     -------      -------
Total from investment operations                               (0.345)      0.610        0.143       1.520        1.870
                                                              -------     -------      -------     -------      -------
Less dividends and distributions:

Dividends from net investment income                           (0.490)     (0.460)      (0.813)     (0.910)      (0.600)

Distributions from net realized gain
   on investments                                              (0.105)     (0.030)      (0.040)     (0.360)        none
                                                              -------     -------      -------     -------      -------
Total dividends and distributions                              (0.595)     (0.490)      (0.853)     (1.270)      (0.600)
                                                              -------     -------      -------     -------      -------
Net asset value, end of period                                 $9.990     $10.930      $10.810     $11.520      $11.720
                                                              =======     =======      =======     =======      =======
Total return(3)                                                (3.31%)      5.88%        1.45%      14.68%       19.21%
Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $11,668     $12,937      $11,278      $6,707         $897

Ratio of expenses to average net assets                         1.00%       0.95%        0.95%       0.95%        0.95%

Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly                                     1.24%       1.29%        1.74%       4.70%       12.04%

Ratio of net investment income to
   average net assets                                           5.64%       5.88%        6.06%       7.12%        8.00%

Ratio of net investment income (loss) to
   average net assets prior to
   expense limitation and
   expenses paid indirectly                                     5.40%       5.54%        5.27%       3.37%       (3.09%)

Portfolio turnover                                                90%         93%          76%         42%          98%
-------------------------------------------------------------------------------------------------------------------------

(1) Date of commencement of trading; ratios have been annualized but total return has not been annualized.
(2) Per share information for the years ended November 30, 1996, 1997, 1998 and 1999 was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total return also reflects expense limitations in effect during the period.

Delaware International
Equity Fund

Delaware Global Equity
Fund

Delaware Overseas
Equity Fund

Delaware Emerging
Markets Fund

Delaware New
Pacific Fund

Delaware Global
Bond Fund

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the report period. You can find more detailed information about the Funds in the current Statements of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in these Funds, you can write to us at 1818 Market Street, Philadelphia, PA 19103-3682, or call toll-free 800.523.1918. You may also obtain additional information about the Funds from your financial adviser.

You can find reports and other information about the Funds on the SEC web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Information about the Funds, including their Statement of Additional Information, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on the public reference room by calling the SEC at 1.800.SEC.0330.

Web site
www.delawareinvestments.com

E-mail
service@delinvest.com

Client Services Representative
800.510.4015

Delaphone Service
800.362.FUND (800.362.3863)

oFor convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

 Delaware Group Global & International Funds
 Investment Company Act file number: 811-6324

 Delaware Group Adviser Funds
 Investment Company Act file number: 811-7972

 Delaware Fund Symbols                                   CUSIP         NASDAQ
                                                         -----         ------
 Delaware International Equity Fund
 ----------------------------------
 Institutional Class                                   245914403       DEQIX

 Delaware Global Equity Fund
 ---------------------------
 Institutional Class                                   245914601       DGAIX

 Delaware Overseas Equity Fund
 -----------------------------
 Institutional Class                                   245917851       DEWIX

 Delaware Emerging Markets Fund
 ------------------------------
 Institutional Class                                   245914817       DEMIX

 Delaware New Pacific Fund
 -------------------------
 Institutional Class                                   245917810       DENIX

 Delaware Global Bond Fund
 -------------------------
 Institutional Class                                   245914502       DGBIX

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London
P-048 [--] PP 02/00

DELAWARE GROUP ADVISER FUNDS

Delaware New Pacific Fund
Delaware Overseas Equity Fund

CLASS A SHARES
CLASS B SHARES
CLASS C SHARES
INSTITUTIONAL CLASS







 PART B

 STATEMENT OF
 ADDITIONAL INFORMATION



 February 1, 2000












----------------------------------------------
DELAWARE(SM)
INVESTMENTS
----------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                                February 1, 2000

                          DELAWARE GROUP ADVISER FUNDS
                            Delaware New Pacific Fund
                          Delaware Overseas Equity Fund

                               1818 Market Street
                             Philadelphia, PA 19103

              For more information about the Institutional Classes:
                                  800-510-4015

       For Prospectus, Performance and Information on Existing Accounts of
               Class A Shares, Class B Shares and Class C Shares:
                             Nationwide 800-523-1918

                                Dealer Services:
                  (BROKER/DEALERS ONLY) Nationwide 800-362-7500

         This Statement of Additional Information ("Part B") describes shares of the funds listed above (individually a "Fund" and collectively the "Funds") for Delaware Group Adviser Funds ("Adviser Funds"). Adviser Funds is registered, open-end management investment company.

         Each Fund offers Class A Shares, Class B Shares and Class C Shares (together referred to as the "Fund Classes"). Each Fund also offers an Institutional Class (together referred to the "Institutional Classes"). All references to "shares" in this Part B refer to all Classes of shares, except where noted.

         This Part B should be read in conjunction with the Prospectuses for the Funds dated February 1, 2000, as they may be amended from time to time. The Prospectuses may be obtained by writing or calling your investment dealer or by calling the Funds at 800-523-1918 or by contacting the Funds' national distributor, Delaware Distributors, L.P., 1818 Market Street, Philadelphia, PA 19103. Part B is not itself a prospectus but is, in its entirety, incorporated by reference into each Class' Prospectus. The Funds' financial statements, the notes relating thereto, the financial highlights and the report of independent auditors are incorporated by reference from the Annual Report into this Part B. The Annual Report will accompany any request for Part B. The Annual Report can be obtained, without charge, by calling 800-523-1918.

TABLE OF CONTENTS

Investment Policies and Portfolio Techniques

Performance Information

Trading Practices and Brokerage

Purchasing Shares

Investment Plans

Determining Offering Price and Net Asset Value

Redemption and Exchange

Dividends, Distributions and Taxes

Investment Management Agreement and Sub-Advisory Agreements

Officers and Trustees

General Information

Financial Statements


Appendix A - Investment Objectives of the  Funds in the Delaware Investments
  Family

INVESTMENT POLICIES AND PORTFOLIO TECHNIQUES

Investment Restrictions
         Fundamental Investment Restrictions -- Adviser Fund has adopted the following restrictions for each Fund, as applicable (except where otherwise noted) which cannot be changed without approval by the holders of a "majority" of the respective Fund's outstanding shares, which is a vote by the holders of the lesser of a) 67% or more of the voting securities present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.

Each Fund shall not:
         1. Make investments that will result in the concentration (as that term may be defined in the Investment Company Act of 1940 (the "1940 Act"), any rule or other thereunder, or U.S. Securities and Exchange Commission ("SEC") staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt obligations or certificates of deposit.

         2. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

         3. Underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933 (the "1933 Act").

         4. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

         5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

         6. Make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

         Non-Fundamental Investment Restrictions -- In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the prospectus, each Fund will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval.

         1. The Fund is permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction. However, the Fund may not operate as a "fund of funds" which invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(F) or (G) of the 1940 Act, if its own shares are utilized as investments by such a "fund of funds."

         2. The Fund may not invest more than 15% of its net assets in securities which it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.

         In addition the Funds shall not:

         1. Purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if as a result, with respect to 75% of the Fund's total assets, more than 5% of the Fund's assets (determined at the time of investment) would then be invested in securities of a single issuer;

         2. Purchase any securities (other than obligations of the U.S. government, its agencies and instrumentalities) if as a result 25% or more of the value of the Fund's total assets (determined at the time of investment) would be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to money market instruments of domestic banks, U.S. branches of foreign banks that are subject to the same regulations as U.S. banks and foreign branches of domestic banks (provided that the domestic bank is unconditionally liable in the event of the failure of the foreign branch to make payment on its instruments for any reason). Foreign governments, including agencies and instrumentalities thereof, and each of the electric utility, natural gas distribution, natural gas pipeline, combined electric and natural gas utility, and telephone industries shall be considered as a separate industry for this purpose;

         3. Buy or sell real estate, interests in real estate or commodities or commodity contracts; however, each Fund may invest in debt securities secured by real estate or interests therein, or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase or sell currencies (including forward currency contracts) and financial futures contracts and options thereon;

         4. Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause Adviser Funds to be considered an underwriter as that term is defined under the 1933 Act, as amended;

         5. Make loans in an aggregate amount in excess of one-third of a Fund's total assets, taken at the time any loan is made, provided that entering into certain repurchase agreements and purchasing debt securities shall not be deemed loans for the purposes of this restriction;

         6. Make short sales of securities or maintain a short position if, when added together, more than 25% of the value of the Fund's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales;

         7. Borrow money, except from banks for temporary or emergency purposes not in excess of one-third of the value of a Fund's assets, and except that Funds may enter into reverse repurchase agreements and engage in "roll" transactions, provided that reverse repurchase agreements, "roll" transactions and any other transactions constituting borrowing by a Fund may not exceed one-third of the Fund's total assets;

         8. Invest in securities of other investment companies except as may be acquired as part of a merger, consolidation, reorganization or acquisition of assets and except that each of the Funds may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any investment company or invest more than 10% of its total assets in the securities of other investment companies;

         9. Make investments for the purpose of exercising control or management;

         10. Invest in securities of any issuer if, to the knowledge of Adviser Funds, any officer or director of the Adviser Funds or the Manager or any sub-adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer;

         11. Purchase any security if as a result a Fund would then have more than 5% of its total assets (determined at the time of investment) invested in securities of companies (including predecessors) less than three years old; or

         12. Purchase illiquid securities or other securities that are not readily marketable if more than 10% of the total assets of the Fund would be invested in such securities.

         In order to comply with certain state "blue sky" restrictions, Delaware New Pacific Fund and Delaware Overseas Equity Fund will not as a matter of operating policy:

         1. Invest in oil, gas and mineral leases or programs;

         2. Purchase warrants if as a result the Fund would then have more than 5% of its net assets (determined at the time of investment) invested in warrants. Warrants will be valued at the lower of cost or market and investment in warrants which are not listed on the New York Stock Exchange or American Stock Exchange will be limited to 2% of the net assets of Adviser Funds (determined at the time of investment). For the purpose of this limitation, warrants acquired in units or attached to securities are deemed to be without value;

         3. In connection with investment restriction number eight above, invest in securities issued by other investment companies without waiving the advisory fee on that portion of its assets invested in such securities; or

         4. Purchase puts, calls, straddles, spreads, and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets.

INVESTMENTS

         The Prospectuses discuss the Funds' investment objectives and the policies followed to achieve those objectives. The following discussion supplements the description of the Funds' investment objectives and policies in the Prospectuses.

Mortgage-Backed Securities

         Each Fund may invest in mortgage-related securities including those representing an undivided ownership interest in a pool of mortgages.

U.S. Government Securities
         The Funds may invest in securities of the U.S. government. Securities guranteed by the U.S. government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates and Federal Housing Administration debentures). For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but if held to maturity are deemed to be free of credit risk for the life of the investment.

         Securities issued by U.S. government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they generally involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the U.S. Tresury; some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Cental Bank for Cooperatives, Federal Intermediate Credit Banks, and Federal Home Loan Banks.

         Government National Mortgage Association Certificates. Certificates issued by the Government National Mortgage Association ("GNMA") are mortgage-backed securities representing part ownership of a pool of mortgage loans, which are issued by lenders such as mortgage bankers, commercial banks and savings and loan associations, and are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A pool of these mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. The timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. government.

         Principal is paid back monthly by the borrower over the term of the loan. Investment of prepayments may occur at higher or lower rates than the anticipated yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current market rates, GNMA certificates can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates. GNMA certificates typically appreciate or decline in market value during periods of declining or rising interest rates, respectively. Due to the regular repayment of principal and the prepayment feature, the effective maturities of mortgage pass-through securities are shorter than stated maturities, will vary based on market conditions and cannot be predicted in advance. The effective maturities of newly-issued GNMA certificates backed by relatively new loans at or near the prevailing interest rates are generally assumed to range between approximately nine and 12 years.

         FNMA and FHLMC Mortgage-Backed Obligations. The Federal National Mortgage Association ("FNMA"), a federally chartered and privately-owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. government. The Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the U.S. government, issues participation certificates which represent an interest in a pool of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal, and maintains reserves to protect holders against losses due to default, but the certificates are not backed by the full faith and credit of the U.S. government.

         As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayments of the underlying pool of mortgages and cannot be predicted.

Foreign Investments
         Delaware Overseas Equity Fund and Delaware New Pacific Fund may invest substantially all of their assets in foreign investments. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

         Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

         Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Manager or sub-adviser will be able to anticipate or counter these potential events.

         The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

         The Funds may invest in foreign securities that impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

         American Depositary Receipts and European Depositary Receipts ("ADRs" and "EDRs") are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies.

Mortgage Dollar Rolls
         Each Fund may enter into mortgage "dollar rolls" in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Dollar roll transactions consist of the sale by a Fund of mortgage-backed securities, together with a commitment to purchase similar, but not necessarily identical, securities at a future date. Any difference between the sale price and the purchase price is netted against the interest income foregone on the securities to arrive at an implied borrowing (reverse repurchase) rate. Alternatively, the sale and purchase transactions which constitute the dollar roll can be executed at the same price, with the Fund being paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Fund to buy a security. If the broker/dealer to whom the Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Fund is required to repurchase may be worth less than the security that the Fund originally held, and the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs. The Fund will place U.S. government or other liquid, high quality assets in a segregated account in an amount sufficient to cover its repurchase obligation.

Options on Foreign and U.S. Currencies and Securities
         The Funds may purchase and sell (write) put and call options on securities, although the present intent is to write only covered call options. These covered call options must remain covered so long as a Fund is obligated as a writer. A call option written by a Fund is "covered" if the Fund owns the security underlying the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund's Custodian) upon conversion or exchange of other securities held in its fund. A call option is also covered if a Fund holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, treasury bills or other high grade, short-term debt obligations in a segregated account with the Custodian. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

         If the writer of an option wishes to terminate the obligation, he or she may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after he or she has been notified of the exercise of an option. Similarly, an investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. To secure the obligation to deliver the underlying security in the case of a call option, the writer of the option (whether an exchange-traded option or a NASDAQ option) is required to pledge for the benefit of the broker the underlying security or other assets in accordance with the rules of The Options Clearing Corporation (OCC), the Chicago Board of Trade and the Chicago Mercantile Exchange, institutions which interpose themselves between buyers and sellers of options. Technically, each of these institutions assumes the other side of every purchase and sale transaction on an exchange and, by doing so, guarantees the transaction.

         An option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although a Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or other trading facility will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

         Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. However, the OCC, based on forecasts provided by the U.S. exchanges, believes that its facilities are adequate to handle the volume of reasonably anticipated options transactions, and such exchanges have advised such clearing corporation that they believe their facilities will also be adequate to handle reasonably anticipated volume.

Options on Stock Indices
         Options on stock indices are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements are in cash.

         The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers.

         Except as described below, a Fund will write call options on indices only if on such date it holds a portfolio of securities at least equal to the value of the index times the multiplier times the number of contracts. When a Fund writes a call option on a broadly-based stock market index, the Fund will segregate or put into escrow with the Custodian, or pledge to a broker as collateral for the option, cash, cash equivalents or at least one "qualified security" with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. A Fund will write call options on broadly-based stock market indices only if at the time of writing it holds a diversified portfolio of stocks.

         If a Fund has written an option on an industry or market segment index, it will so segregate or put into escrow with the Custodian, or pledge to a broker as collateral for the option, at least ten "qualified securities," which are stocks of an issuer in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the Fund's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated, pledged or escrowed in the case of broadly-based stock market index options or 25% of such amount in the case of industry or market segment index options.

         If at the close of business, the market value of such qualified securities so segregated, escrowed or pledged falls below 100% of the current index value times the multiplier times the number of contracts, a Fund will segregate, escrow or pledge an amount in cash, Treasury bills or other high grade short-term debt obligations equal in value to the difference. In addition, when a Fund writes a call on an index which is in-the-money at the time the call is written, the Fund will segregate with the Custodian or pledge to the broker as collateral, cash, U.S. government or other high grade short-term debt obligations equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. However, if a Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other high grade short-term debt obligations in a segregated account with the Custodian, it will not be subject to the requirements described in this paragraph.

         Risks of Options on Stock Indices. Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, a Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the Funds' policy to purchase or write options only on indices which include a number of securities sufficient to minimize the likelihood of a trading halt in the index.

         Special Risks of Writing Calls on Stock Indices. Unless a Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if a Fund fails to anticipate an exercise it may have to borrow from a bank (in amounts not exceeding 20% of the value of the Fund's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

         When a Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell securities in its portfolio. As with stock options, a Fund will not learn that an index option has been exercised until the day following the exercise date. Unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its portfolio in order to make settlement in cash, and the price of such securities might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which a Fund has written is "covered" by an index call held by the Fund with the same strike price, the Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Fund exercises the call it holds or the time the Fund sells the call, which in either case would occur no earlier than the day following the day the exercise notice was filed.

         Over-the-Counter Options and Illiquid Securities. Each Fund may deal in over-the-counter ("OTC") options. The Funds understand the position of the staff of the Securities and Exchange Commission ("SEC") to be that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities. The Funds, the Manager, and the sub-advisers disagree with this position and have found the dealers with which they engage in OTC options transactions generally agreeable to and capable of entering into closing transactions. As also indicated in the Prospectuses, the Funds have adopted procedures for engaging in OTC options for the purpose of reducing any potential adverse impact of such transactions upon the liquidity of each Fund's portfolio.

         As part of these procedures the Funds will engage in OTC options transactions only with primary dealers that have been specifically approved by the Board of Trustees of Adviser Funds and the Manager and/or sub-advisers believe that the approved dealers should be agreeable and able to enter into closing transactions if necessary and, therefore, present minimal credit risks to the Funds. The Funds anticipate entering into written agreements with those dealers to whom the Funds may sell OTC options, pursuant to which the Funds would have the absolute right to repurchase the OTC options from such dealers at any time at a price determined pursuant to a formula set forth in certain no action letters published by the SEC staff. A Fund will not engage in OTC options transactions if the amount invested by the Fund in OTC options plus, with respect to OTC options written by the Fund, the amounts required to be treated as illiquid pursuant to the terms of such letters (and the value of the assets used as cover with respect to OTC option sales which are not within the scope of such letters), plus the amount invested by the Fund in illiquid securities, would exceed 15% of the Fund's total assets. OTC options on securities other than U.S. government securities may not be within the scope of such letters and, accordingly, the amount invested by a Fund in OTC options on such other securities and the value of the assets used as cover with respect to OTC option sales regarding such non-U.S. government securities will be treated as illiquid and subject to the 10% limitation on the Fund's net assets that may be invested in illiquid securities. See Illiquid Securities, below.

Futures Contracts and Options Thereon
         A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific fixed-income security or index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities is made. When the futures contract is entered into, each party deposits with a broker or in a segregated custodial account approximately 5% of the contract amount, called the "initial margin." Subsequent payments to and from the broker, called "variation margin," will be made on a daily basis as the price of the underlying security or index fluctuates, making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." In the case of options on futures contracts, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to assume a position in the futures contract (a long position if the option is a call and a short position if the option is a put). If the option is exercised by the holder before the last trading day during the option period, the option writer delivers the futures position, as well as any balance in the writer's futures margin account. If it is exercised on the last trading day, the option writer delivers to the option holder cash in an amount equal to the difference between the option exercise price and the closing level of the relevant security or index on the date the option expires.

         Each Fund intends to engage in futures contracts and options thereon as a hedge against changes, resulting from market conditions, in the value of securities which are held by the Fund or which the Fund intends to purchase, in accordance with the rules and regulations of the Commodity Futures Trading Commission ("CFTC"). Additionally, the Funds may write options on futures contracts to realize through the receipt of premium income a greater return than would be realized in a Fund's portfolio securities alone.

         Risks of Transactions in Futures Contracts. There are several risks in connection with the use of futures contracts as a hedging device. Successful use of futures contracts by a Fund is subject to the ability of the Fund's Manager or sub-adviser to correctly predict movements in the direction of interest rates or changes in market conditions. These predictions involve skills and techniques that may be different from those involved in the management of the portfolio being hedged. In addition, there can be no assurance that there will be a correlation between movements in the price of the underlying index or securities and movements in the price of the securities which are the subject of the hedge. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates.

         Although the Funds will purchase or sell futures contracts only on exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular contract or at any particular time. Accordingly, there can be no assurance that it will be possible, at any particular time, to close a futures position. In the event a Fund could not close a futures position and the value of such position declined, the Fund would be required to continue to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price movements of the securities will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

         The hours of trading of futures contracts may not conform to the hours during which a Fund may trade the underlying securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures market.

         Foreign Currency Transactions. The Funds may hold foreign currency deposits from time to time and may convert dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged. Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts generally are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

Forward Foreign Currency Exchange Contracts
         The Funds' dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of a Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Fund expenses. Position hedging is the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency. A Fund may not position hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of a forward contract) of securities held in its portfolio denominated or quoted in, or currently convertible into, such currency.

         When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment as the case may be. By entering into a forward contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transactions, a Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

         Additionally, when the Manager and/or applicable sub-adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, a Fund may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the securities of the Fund denominated in such foreign currency.

         The Funds may use currency forward contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by these Funds.

         In connection with purchases and sales of securities denominated in foreign currencies, a Fund may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade's settlement date. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." The Manager and/or sub-advisers expect to enter into settlement hedges in the normal course of managing the Funds' foreign investments. The Funds could also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Manager and/or sub-adviser.

         The Funds may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge (sometimes referred to as a "position hedge") would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling -- for example, by entering into a forward contract to sell Deutschemarks or European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally will not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

         Under certain conditions, SEC guidelines require mutual funds to set aside cash and appropriate liquid assets in a segregated custodian account to cover currency forward contracts. As required by SEC guidelines, the Funds will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. The Funds will not segregate assets to cover forward contracts, including settlement hedges, position hedges, and proxy hedges. Successful use of forward currency contracts will depend on the Manager's and/or sub-advisers' skill in analyzing and predicting currency values. Forward contracts may substantially change the Funds' investment exposure to changes in currency exchange rates, and could result in losses to the Funds if currencies do not perform as the Manager and/or sub-advisers anticipate. For example, if a currency's value rose at a time when the Manager and/or applicable sub-adviser had hedged a Fund by selling that currency in exchange for dollars, the Fund would be unable to participate in the currency's appreciation. If the Manager and/or applicable sub-adviser hedges currency exposure through proxy hedges, a Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Manager and/or sub-adviser increases a Fund's exposure to a foreign currency, and that currency's value declines, the Fund will realize a loss. There is no assurance that the Manager's and/or sub-advisers' use of forward currency contracts will be advantageous to the Funds or that it will hedge at an appropriate time.

Foreign Currency Options
         The Funds may purchase U.S. exchange-listed call and put options on foreign currencies. Such options on foreign currencies operate similarly to options on securities. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

         The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealer or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options market.

Foreign Currency Conversion
         Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should those Funds desire to resell that currency to the dealer.

Combined Transactions
         Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single transaction, as part of a single or combined strategy when, in the opinion of the Manager and/or sub-adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Manager's and/or sub-adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars
         Each Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Funds intend to use these transactions as hedges and not speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a nominal amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

         A Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the investment manager and the Fund believe such obligations do not constitute senior securities under the Investment Company Act of 1940 (the "1940 Act") and, accordingly, will not treat them as being subject to its borrowing restrictions. A Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or is determined to be of equivalent credit quality by the Manager and/or sub-adviser. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agent utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Eurodollar Instruments
         The Funds may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

Lending of Portfolio Securities
         Each Fund has the ability to lend securities from its portfolio to brokers, dealers and other financial organizations. Such loans, if and when made, may not exceed one-third of a Fund's total assets. A Fund may not lend its portfolio securities to Lincoln National Corporation or its affiliates unless it has applied for and received specific authority from the SEC. Loans of securities by the Funds will be collateralized by cash, letters of credit or U.S. government securities, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. From time to time, a Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party, which is unaffiliated with the Fund or with Lincoln National Corporation, and which is acting as a "finder."

         In lending its portfolio securities, a Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when government securities are used as collateral. Requirements of the SEC, which may be subject to future modifications, currently provide that the following conditions must be met whenever portfolio securities are loaned: (a) the Fund must receive at least 102% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the loaned securities rises above the level of such collateral; (c) the Fund must be able to terminate the loan at any time; (d) the Fund must receive reasonable interest on the loan, as well as an amount equal to any dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) the Fund may pay only reasonable custodian fees in connection with the loan; and
(f) voting rights on the loaned securities may pass to the borrower; however, if a material event adversely affecting the investment occurs, the Fund's Board of Trustees must terminate the loan and regain the right to vote the securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

When-Issued Securities
         The Funds may purchase securities on a "when-issued" basis. When a Fund agrees to purchase securities, the Custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. No Fund intends to purchase "when-issued" securities for speculative purposes but only in furtherance of its investment objective. Because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described, the Fund's liquidity and the ability of the Manager or sub-adviser to manage the Fund might be affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its assets.

         When a Fund engages in "when-issued" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing the opportunity to obtain a price considered to be advantageous.

Money Market Instruments
         Each Fund may invest for defensive purposes in corporate government bonds and notes and money market instruments. Money market instruments in which the Funds may invest include U.S. government securities; certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (including their branches located outside the U.S. and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. The following is a more detailed description of such money market instruments.

Bank Obligations
         Certificates of deposit ("CDs") are short-term negotiable obligations of commercial banks; time deposits ("TDs") are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates; and bankers' acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions.

         Obligations of foreign branches of domestic banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and government regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank than about a domestic bank. CDs issued by wholly owned Canadian subsidiaries of domestic banks are guaranteed as to repayment of principal and interest (but not as to sovereign risk) by the domestic parent bank.

         Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may or may not be required to: (a) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of state branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a domestic branch of a foreign bank than about a domestic bank.

         In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks or by domestic branches of foreign banks, the Manager and/or sub-advisers will carefully evaluate such investments on a case-by-case basis.

         Savings and loan associations whose CDs may be purchased by the Funds are supervised by the Office of Thrift Supervision and are insured by the Savings Association Insurance Fund, which is administered by the FDIC and is backed by the full faith and credit of the U.S. government. As a result, such savings and loan associations are subject to regulation and examination.

Reverse Repurchase Agreements
         Each Fund is authorized to enter into reverse repurchase agreements. A reverse repurchase agreement is the sale of a security by a Fund and its agreement to repurchase the security at a specified time and price. A Fund will maintain in a segregated account with the Custodian cash, cash equivalents or U.S. government securities in an amount sufficient to cover its obligations under reverse repurchase agreements with broker/dealers (but no collateral is required on reverse repurchase agreements with banks). Under the 1940 Act, reverse repurchase agreements may be considered borrowings by a Fund; accordingly, each Fund will limit its investments in reverse repurchase agreements, together with any other borrowings, to no more than one-third of its total assets. The use of reverse repurchase agreements by a Fund creates leverage which increases the Fund's investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the costs of the agreements, a Fund's earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case.

"Roll" Transactions
         Each Fund may engage in "roll" transactions. A "roll" transaction is the sale of securities together with a commitment (for which a Fund may receive a fee) to purchase similar, but not identical, securities at a future date. Under the 1940 Act, these transactions may be considered borrowings by the Funds; accordingly, each Fund will limit its use of these transactions, together with any other borrowings, to no more than one-third of its total assets. The Funds will segregate liquid assets such as cash, U.S. government securities or other high grade debt obligations in an amount sufficient to meet their payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent a Fund's aggregate commitments under these transactions exceed its holdings of cash and securities that do not fluctuate in value (such as short-term money market instruments), the Fund temporarily will be in a leveraged position (i.e., it will have an amount greater than its net assets subject to market risk). Should the market value of a Fund's portfolio securities decline while the Fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. As a Fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly increases.

Repurchase Agreements
         While the Funds are permitted to do so, they normally do not invest in repurchase agreements, except to invest cash balances.

         The funds available from Delaware Investments have obtained an exemption (the "Order") from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow Delaware Investments funds jointly to invest cash balances. The Funds may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described below.

         A repurchase agreement is a short-term investment by which the purchaser acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to the Funds, if any, would be the difference between the repurchase price and the market value of the security. A Fund will limit its investments in repurchase agreements to those which the Manager and/or sub-adviser, under the guidelines of the Board of Trustees, determines to present minimal credit risks and which are of high quality. In addition, a Fund must have collateral of at least 102% of the repurchase price, including the portion representing the Fund's yield under such agreements, which is monitored on a daily basis.

Illiquid Securities
         Each Fund may invest no more than 10% of the value of its net assets in illiquid securities.

         Each Fund may invest in restricted securities, including securities eligible for resale without registration pursuant to Rule 144A ("Rule 144A Securities") under the Securities Act of 1933 (the "1933 Act"). Rule 144A permits many privately placed and legally restricted securities to be freely traded among certain institutional buyers such as the Funds.

         While maintaining oversight, the Board of Trustees has delegated to the Manager the day-to-day function of determining whether or not individual Rule 144A Securities are liquid for purposes of a Fund's 10% limitation on investments in illiquid assets. The Board has instructed the Manager to consider the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

         If the Manager determines that a Rule 144A Security that was previously determined to be liquid is no longer liquid and, as a result, a Fund's holdings of illiquid securities exceed the Fund's 10% limit on investment in such securities, the Manager will determine what action to take to ensure that the Fund continues to adhere to such limitation.

Variable and Floating Rate Notes
         Variable rate master demand notes, in which the Funds may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. A Fund will not invest over 5% of its assets in variable rate master demand notes. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand.

         A variable rate note is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by a Fund will be determined by the Fund's Manager and/or sub-adviser under guidelines established by the Fund's Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, the Manager and/or sub-adviser, if any, will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund, the Fund may re-sell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for the Fund to dispose of the variable or floating rate note involved in the event the issuer of the note defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

         Variable and floating rate notes for which no readily available market exists will be purchased in an amount which, together with securities with legal or contractual restrictions on resale or for which no readily available market exists (including repurchase agreements providing for settlement more than seven days after notice), exceed 10% of the Fund's total assets only if such notes are subject to a demand feature that will permit the Fund to demand payment of the Principal within seven days after demand by the Fund. If not rated, such instruments must be found by the Fund's Manager and/or sub-adviser under guidelines established by the Fund's Board of Trustees, to be of comparable quality to instruments that are rated high quality. A rating may be relied upon only if it is provided by a nationally recognized statistical rating organization that is not affiliated with the issuer or guarantor of the instruments. For a description of the rating symbols of S&P and Moody's used in this paragraph, see the Prospectuses. The Fund may also invest in Canadian Commercial Paper, which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper which is U.S. dollar denominated commercial paper of a foreign issuer.

Municipal Securities
         Municipal Securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, roads, schools, water and sewer works, and other utilities. Other public purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. In addition, certain debt obligations known as "private activity bonds" may be issued by or on behalf of municipalities and public authorities to obtain funds to provide certain water, sewage and solid waste facilities, qualified residential rental projects, certain local electric, gas and other heating or cooling facilities, qualified hazardous waste facilities, high-speed intercity rail facilities, governmentally-owned airports, docks and wharves and mass commuting facilities, certain qualified mortgages, student loan and redevelopment bonds and bonds used for certain organizations exempt from federal income taxation. Certain debt obligations known as "industrial development bonds" under prior federal tax law may have been issued by or on behalf of public authorities to obtain funds to provide certain privately-operated housing facilities, sports facilities, industrial parks, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, sewage or solid waste disposal facilities, and certain facilities for water supply. Other private activity bonds and industrial development bonds issued to finance the construction, improvement, equipment or repair of privately-operated industrial, distribution, research, or commercial facilities may also be Municipal Securities, but the size of such issues is limited under current and prior federal tax law.

         Information about the financial condition of issuers of Municipal Securities may be less available than about corporations with a class of securities registered under the Securities Exchange Act of 1934 (the "1934 Act").

Convertible Securities
         The Funds may invest in securities that either have warrants or rights attached or are otherwise convertible into other or additional securities. A convertible security is typically a fixed-income security (a bond or preferred stock) that may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are generally senior to common stocks in a corporation's capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in capital appreciation attendant upon a market price advance in the common stock underlying the convertible security. In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixec-income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock). While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Concentration
         In applying the Funds' fundamental policy concerning concentration that is described above, it is a matter of non-fundamental policy that: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iii) asset backed securities will be classified according to the underlying assets securing such securities.

PERFORMANCE INFORMATION

         From time to time, each Fund may state its Classes' total return and yield in advertisements and other types of literature. Any statement of total return performance data for a Class will be accompanied by information on the average annual compounded rate of return for that Class over, as relevant, the most recent one-, five- and ten-year, or life-of-fund periods, as applicable. Each Fund may also advertise aggregate and average total return information for its Classes over additional periods of time.

         In presenting performance information for Class A Shares, the Limited CDSC or other CDSC, applicable only to certain redemptions of those shares, will not be deducted from any computation of total return. All references to a CDSC in this Performance Information section will apply to Class B Shares or Class C Shares.

         The average annual total rate of return for each Class is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:

                                          n
                                 P (1 + T) = ERV

         Where:    P = a hypothetical initial purchase order of $1,000 from
                       which, in the case of only Class A Shares, the maximum front-end sales charge is deducted;

                   T = average annual total return;

                   n = number of years;

                 ERV = redeemable value of the hypothetical $1,000 purchase at the end of the period after the deduction of the applicable CDSC, if any, with respect to Class B Shares and Class C Shares.

         Aggregate or cumulative total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes the maximum front-end sales charge, if any, is deducted from the initial $1,000 investment at the time it is made with respect to Class A Shares and that all distributions are reinvested at net asset value, and, with respect to Class B Shares and Class C Shares, reflects the deduction of the CDSC that would be applicable upon complete redemption of such shares. In addition, each Fund may present total return information that does not reflect the deduction of the maximum front-end sales charge or any applicable CDSC.

         Each Fund may also state total return performance for its Classes in the form of an average annual return. This average annual return figure will be computed by taking the sum of a Class' annual returns, then dividing that figure by the number of years in the overall period indicated. The computation will reflect the impact of the maximum front-end sales charge or CDSC, if any, paid on the illustrated investment amount against the first year's return. From time to time, each Fund may quote actual total return performance for its Classes in advertising and other types of literature compared to indices or averages of alternative financial products available to prospective investors. For example, the performance comparisons may include the average return of various bank instruments, some of which may carry certain return guarantees offered by leading banks and thrifts as monitored by Bank Rate Monitor, and those of generally-accepted corporate bond and government security price indices of various durations prepared by Lehman Brothers and Salomon Brothers, Inc. These indices are not managed for any investment goal.

         Below is the average annual total return performance of each Fund through October 31, 1999. The total return for Class A Shares at offer reflects the maximum front-end sales charge of 5.75% paid on the purchase of shares. The total return for Class A Shares at net asset value (NAV) does not reflect the payment of any front-end sales charge. The total return for Class B Shares and Class C Shares including deferred sales charge reflects the deduction of the applicable CDSC that would be paid if the shares were redeemed at the end of the period. The total return for Class B Shares and Class C Shares excluding deferred sales charge assumes the shares were not redeemed at the end of the period and, therefore, does not reflect the deduction of a CDSC.

         Securities prices fluctuated during the periods covered and the past results should not be considered as representative of future performance.

         Average Annual Total Return(1)


----------------------------------------------------------------------------------------------------------------------------
                                                                      1 year        3 years        5 years        Life of
                                                                      ended         ended          ended          Fund
                                                                      10/31/99      10/31/99       10/31/99
--------------------------------------------------------------------- ------------- -------------- -------------- ----------
Delaware New Pacific Fund A Class (at NAV)(2)                           58.52%     -7.58%         -5.97%         -4.37%
--------------------------------------------------------------------- ------------- -------------- -------------- ----------
Delaware New Pacific Fund A Class (at Offer)(2)(3)                      49.38%     -9.37%         -7.08%         -5.32%
--------------------------------------------------------------------- ------------- -------------- -------------- ----------
Delaware New Pacific Fund B Class (including CDSC)                      52.08%     -9.09%         -6.95%         -4.68%
--------------------------------------------------------------------- ------------- -------------- -------------- ----------
Delaware New Pacific Fund B Class (excluding CDSC)(4)                   57.08%     -8.18%         -6.59%         -4.51%
--------------------------------------------------------------------- ------------- -------------- -------------- ----------
Delaware New Pacific Fund C Class (including CDSC)                      56.14%     -8.28%         -6.64%         -5.14%
--------------------------------------------------------------------- ------------- -------------- -------------- ----------
Delaware New Pacific Fund C Class (excluding CDSC)                      57.14%     -8.28%         -6.64%         -5.14%
--------------------------------------------------------------------- ------------- -------------- -------------- ----------
Delaware New Pacific Fund Institutional Class                           59.06%     -7.11%         -5.52%         -5.85%
--------------------------------------------------------------------- ------------- -------------- -------------- ----------

--------------------------------------------------------------------- ------------- -------------- -------------- ----------
Delaware Overseas Equity Fund A Class (at NAV)(2)                       13.86%     2.21%          3.84%          4.95%
--------------------------------------------------------------------- ------------- -------------- -------------- ----------
Delaware Overseas Equity Fund A Class (at Offer)(2)(3)                  7.27%      0.20%          2.62%          3.90%
--------------------------------------------------------------------- ------------- -------------- -------------- ----------
Delaware Overseas Equity Fund B Class (including CDSC)(4)               8.15%      0.85%          2.86%          3.42%
--------------------------------------------------------------------- ------------- -------------- -------------- ----------
Delaware Overseas Equity Fund B Class (excluding CDSC)                  12.98%     1.42%          3.09%          3.53%
--------------------------------------------------------------------- ------------- -------------- -------------- ----------
Delaware Overseas Equity Fund C Class (including CDSC)                  12.23%     1.42%          3.08%          3.63%
--------------------------------------------------------------------- ------------- -------------- -------------- ----------
Delaware Overseas Equity Fund C Class (excluding CDSC)                  13.08%     1.42%          3.08%          3.63%
--------------------------------------------------------------------- ------------- -------------- -------------- ----------
Delaware Overseas Equity Fund Institutional Class                       14.30%     2.49%          3.90%          4.31%
----------------------------------------------------------------------------------------------------------------------------


(1) The Manager has committed to waive a portion of its annual compensation or pay expenses to limit the operating expenses of the Funds. See Investment Management Agreement and Sub-Advisory Agreements. In the absence of such waivers or payments, performance would have been affected negatively.

(2) The 12b-1 fees payable by each Fund for Class A Shares were at a rate equal to 0.35% of the average daily net assets. Beginning May 6, 1996, the payments were set at 0.30%. Performance calculations for periods after May 6, 1996 reflect the lower 12b-1 fee rate.

(3) Effective November 2, 1998, the maximum front-end sales charge was increased from 4.75% to 5.75%. The above performance figures are calculated using 5.75% as the applicable sales charge for all time periods.

(4) Effective November 2, 1998, the CDSC schedule for Class B Shares is as follows: (i) 5% if shares are redeemed within one year of purchase (ii) 4% if shares are redeemed during the second year of purchase; (iii) 3% if shares are redeemed during the third or fourth year following purchase; (iv) 2% if shares are redeemed during the fifth year following purchase; (v) 1% if shares are redeemed during the sixth year following purchase; and (vi) 0% thereafter. The above performance figures are calculated using the new applicable CDSC schedule.

           Total return performance for a Class will be computed by adding all reinvested income and realized securities profits distributions plus the change in net asset value during a specific period and dividing by the offering price at the beginning of the period. It will also reflect, as applicable, the maximum front-end sales charge or CDSC paid with respect to the illustrated investment amount, but not any income taxes payable by shareholders on the reinvested distributions included in the calculation. Because securities prices fluctuate, past performance should not be considered as a representation of the results which may be realized from an investment in a Fund in the future.

           From time to time, each Fund may also quote its Classes' actual total return performance, dividend results and other performance information in advertising and other types of literature. This information may be compared to that of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Fund (of Fund Class) may be compared to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc., or to the S&P 500 Index, the Dow Jones Industrial Average, the Morgan Stanley Capital International (MSCI), Europe, Australia and Far East (EAFE) Index, the MSCI Emerging Markets Free Index, MSCI Emerging Markets Free Latin America Index, the MSCI Europe Index or the Salomon Brothers World Government Bond Index.

           Lipper Analytical Services, Inc. maintains statistical performance databases, as reported by a diverse universe of independently-managed mutual funds. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare a Fund's performance to another fund in appropriate categories over specific time periods also may be quoted in advertising and other types of literature. The S&P 500 and the Dow Jones Industrial Average are industry-accepted unmanaged indices of generally conservative securities used for measuring general market performance. Similarly, the MSCI EAFE Index, the MSCI Emerging Markets Free Index, and the Salomon Brothers World Government Bond Index are industry-accepted unmanaged indices of equity securities in developed countries and global debt securities, respectively, used for measuring general market performance. The total return performance reported for these indices will reflect the reinvestment of all distributions on a quarterly basis and market price fluctuations. The indices do not take into account any sales charges or other fees. A direct investment in an unmanaged index is not possible.

         Comparative information on the Consumer Price Index may also be included in advertisements or other literature. The Consumer Price Index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return from an investment.

         Current interest rate and yield information on government debt obligations of various durations, as reported weekly by the Federal Reserve (Bulletin H.15), may also be used. As well, current industry rate and yield information on all industry available fixed-income securities, as reported weekly by The Bond Buyer, may also be used in preparing comparative illustrations.

         Each Fund may also promote its Classes' yield and/or total return performance and use comparative performance information computed by and available from certain industry and general market research and publications, such as Lipper Analytical Services, Inc., IBC/Donoghue's Money Market Report and Morningstar, Inc.

         The performance of multiple indices compiled and maintained by statistical research firms, such as Morgan Stanley, Salomon Brothers and Lehman Brothers, may be combined to create a blended performance result for comparative purposes. Generally, the indices selected will be representative of the types of securities in which the Funds may invest and the assumptions that were used in calculating the blended performance will be described.

         Ibbotson Associates of Chicago, Illinois ("Ibbotson") provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. The Funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Funds. The Funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.

         The Funds may include discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments or global or international investments), economic and political conditions, the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. In addition, selected indices may be used to illustrate historic performance of selected asset classes. The Funds may also include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, domestic and international stocks, and/or bonds, treasury bills and shares of a Fund. In addition, advertisements, sales literature, communications to shareholders or other materials may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning (such as information on Roth IRAs and Educational IRAs) and investment alternatives to certificates of deposit and other financial instruments. Such sales literature, communications to shareholders or other materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

         Materials may refer to the CUSIP numbers of the Funds and may illustrate how to find the listings of the Funds in newspapers and periodicals. Materials may also include discussions of other Funds, products, and services.

         The Funds may quote various measures of volatility and benchmark correlation in advertising. In addition, the Funds may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data. A Fund may advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics. Advertisements and sales materials relating to a Fund may include information regarding the background and experience of its portfolio managers.

         The following tables present examples, for purposes of illustration only, of cumulative total return performance for each Class of each Fund through October 31, 1999. The calculations assume the reinvestment of any realized securities profits, distributions and income dividends paid during the indicated periods. The performance also reflects maximum sales charges, if any, but not any income taxes payable by shareholders on the reinvested distributions included in the calculations. The performance of Class A Shares reflects the maximum front-end sales charge paid on purchases of shares but may also be shown without reflecting the impact of any front-end sales charge. The performance of Class B Shares and Class C Shares is calculated both with the applicable CDSC included and excluded. The net asset value of a class fluctuates so shares, when redeemed, may be worth more or less than the original investment, and a Class' results should not be considered as representative of future performance.

   Cumulative Total Return(1)

------------------------------------------------------------------------------------------------------------------------------------
                                                   3 months    6 months    9 months    1 year      3 years     5 years    Life of
                                                   ended       ended       ended       ended       ended       ended      Fund
                                                   10/31/99    10/31/99    10/31/99    10/31/99    10/31/99    10/31/99
-------------------------------------------------- ----------- ----------- ----------- ----------- ----------- ---------- ----------
Delaware New Pacific Fund A Class (at NAV)(2)       5.52%      22.84%      48.47%      58.52%      -21.07%     -26.50%    -23.20%
-------------------------------------------------- ----------- ----------- ----------- ----------- ----------- ---------- ----------
Delaware New Pacific Fund A Class (at
Offer)(2)(3)                                       -0.55%      15.79%      39.88%      49.38%      -25.57%     -30.75%    -27.61%
-------------------------------------------------- ----------- ----------- ----------- ----------- ----------- ---------- ----------
Delaware New Pacific Fund B Class (including
CDSC)                                               0.32%      17.41%      42.58%      52.08%      -24.86%     -30.23%    -23.50%
-------------------------------------------------- ----------- ----------- ----------- ----------- ----------- ---------- ----------
Delaware New Pacific Fund B Class (excluding
CDSC)(4)                                            5.32%      22.84%      48.47%      51.08%      -22.60%     -28.88%    -22.77%
-------------------------------------------------- ----------- ----------- ----------- ----------- ----------- ---------- ----------
Delaware New Pacific Fund C Class (including
CDSC)                                               4.30%      21.43%      46.42%      56.14%      -22.84%     -29.09%    -24.48%
-------------------------------------------------- ----------- ----------- ----------- ----------- ----------- ---------- ----------
Delaware New Pacific Fund C Class (excluding
CDSC)                                               5.30%      22.43%      47.42%      57.14%      -22.84%     -29.09%    -24.48%
-------------------------------------------------- ----------- ----------- ----------- ----------- ----------- ---------- ----------
Delaware New Pacific Fund Institutional Class       5.67%      23.31%      48.90%      59.06%      -19.85%     -24.73%    -29.26%
-------------------------------------------------- ----------- ----------- ----------- ----------- ----------- ---------- ----------
-------------------------------------------------- ----------- ----------- ----------- ----------- ----------- ---------- ----------
Delaware New Pacific Fund A Class (at NAV)(2)       2.61%      -1.01%      14.98%      13.86%        6.78%      20.72%     33.05%
-------------------------------------------------- ----------- ----------- ----------- ----------- ----------- ---------- ----------
Delaware Overseas Equity Fund A Class (at Offer)
(2)(3)                                             -8.21%      -6.67%       8.30%       7.27%        0.61%      13.78%     25.40%
-------------------------------------------------- ----------- ----------- ----------- ----------- ----------- ---------- ----------
Delaware Overseas Equity Fund B Class (including
CDSC)(4)                                           -7.72%      -6.38%       9.31%       8.75%        2.56%      15.14%     20.72%
-------------------------------------------------- ----------- ----------- ----------- ----------- ----------- ---------- ----------
Delaware Overseas Equity Fund B Class (excluding
CDSC)                                              -2.86%      -1.45%       14.31%     12.98%        4.33%      16.45%     21.40%
-------------------------------------------------- ----------- ----------- ----------- ----------- ----------- ---------- ----------
Delaware Overseas Equity Fund C Class (including
CDSC)                                              -3.82%      -2.43%       13.45%     12.23%        4.31%      16.38%     21.55%
-------------------------------------------------- ----------- ----------- ----------- ----------- ----------- ---------- ----------
Delaware Overseas Equity Fund C Class (excluding
CDSC)                                              -2.85%      -1.45%       14.45%     13.08%        4.31%      16.38%     21.55%
-------------------------------------------------- ----------- ----------- ----------- ----------- ----------- ---------- ----------
Delaware Overseas Equity Fund Institutional Class  -2.50%      -0.89%       15.36%     14.30%        7.66%      21.08%     27.39%
------------------------------------------------------------------------------------------------------------------------------------


(1) The Manager has committed to waive a portion of its annual compensation or pay expenses to limit the operating expenses of the Funds. See Investment Management Agreement and Sub-Advisory Agreements. In the absence of such waivers or payments, performance would have been affected negatively.

(2) The 12b-1 fees payable by each Fund for Class A Shares were at a rate equal to 0.35% of the average daily net assets. Beginning May 6, 1996, the payments were set at 0.30%. Performance calculations for periods after May 6, 1996 reflect the lower 12b-1 fee rate.

(3) Effective November 2, 1998, the maximum front-end sales charge was increased from 4.75% to 5.75%. The above performance figures are calculated using 5.75% as the applicable sales charge for all time periods.

(4) Effective November 2, 1998, the CDSC schedule for Class B Shares is as follows: (i) 5% if shares are redeemed within one year of purchase (ii) 4% if shares are redeemed during the second year of purchase; (iii) 3% if shares are redeemed during the third or fourth year following purchase; (iv) 2% if shares are redeemed during the fifth year following purchase; (v) 1% if shares are redeemed during the sixth year following purchase; and (vi) 0% thereafter. The above performance figures are calculated using the new applicable CDSC schedule.

         Because every investor's goals and risk threshold are different, the Distributor, as distributor for the Funds and other mutual funds available from Delaware Investments, will provide general information about investment alternatives and scenarios that will allow investors to assess their personal goals. This information will include general material about investing as well as materials reinforcing various industry-accepted principles of prudent and responsible personal financial planning. One typical way of addressing these issues is to compare an individual's goals and the length of time the individual has to attain these goals to his or her risk threshold. In addition, the Distributor will provide information that discusses the Manager's and Sub-Adviser's overriding investment philosophy and how that philosophy impacts the Funds', and other Delaware Investments funds', investment disciplines employed in seeking their objectives. The Distributor may also from time to time cite general or specific information about the institutional clients of affiliates of the Manager, including the number of such clients serviced by such affiliates.

Dollar-Cost Averaging

         For many people, deciding when to invest can be a difficult decision. Security prices tend to move up and down over various market cycles and logic says to invest when prices are low. However, even experts can't always pick the highs and the lows. By using a strategy known as dollar-cost averaging, you schedule your investments ahead of time. If you invest a set amount on a regular basis, that money will always buy more shares when the price is low and fewer when the price is high. You can choose to invest at any regular interval--for example, monthly or quarterly - as long as you stick to your regular schedule. Dollar-cost averaging looks simple and it is, but there are important things to remember.

         Dollar-cost averaging works best over longer time periods, and it doesn't guarantee a profit or protect against losses in declining markets. If you need to sell your investment when prices are low, you may not realize a profit no matter what investment strategy you utilize. That's why dollar-cost averaging can make sense for long-term goals. Since the potential success of a dollar-cost averaging program depends on continuous investing, even through periods of fluctuating prices, you should consider your dollar-cost averaging program a long-term commitment and invest an amount you can afford and probably won't need to withdraw. You also should consider your financial ability to continue to purchase shares during periods of high fund share prices. Delaware Investments offers three services -- Automatic Investing Program, Direct Deposit Program and the Wealth Builder Option -- that can help to keep your regular investment program on track. See Investing by Electronic Fund Transfer - Direct Deposit Purchase Plan and Automatic Investing Plan under Investment Plans and Wealth Builder Option under Investment Plans for a complete description of these services, including restrictions or limitations.

         The example below illustrates how dollar-cost averaging can work. In a fluctuating market, the average cost per share over a period of time will be lower than the average price per share for the same time period.

                                                                  Number
                            Investment        Price Per         of Shares
                              Amount            Share           Purchased
          Month 1               $100            $10.00              10
          Month 2               $100            $12.50               8
          Month 3               $100             $5.00              20
          Month 4               $100            $10.00              10
          ----------------------------------------------------------------
                                $400            $37.50              48

Total Amount Invested: $400
Total Number of Shares Purchased: 48
Average Price Per Share: $9.38 ($37.50/4)
Average Cost Per Share: $8.33 ($400/48 shares)

         This example is for illustration purposes only. It is not intended to represent the actual performance of any stock or bond fund in the Delaware Investments family of funds.

The Power of Compounding
          When you opt to reinvest your current income for additional Fund shares, your investment is given yet another opportunity to grow. It's called the Power of Compounding. Each Fund may include illustrations showing the power of compounding in advertisements and other types of literature.

TRADING PRACTICES AND BROKERAGE

         Fund transactions are executed by the Manager or sub-advisers (collectively referred to in this section as the "Manager") on behalf of the Fund in accordance with the standards described below.

         Brokers, dealers, banks and others are selected to execute transactions for the purchase or sale of portfolio securities or other instruments on the basis of the Manager's judgment of their professional capability to provide the service. The primary consideration is to have brokers, dealers or banks execute securities transactions at best price and execution. Best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. Trades are generally made on a net basis where securities are either bought or sold directly from or to a broker, dealer or bank or others. In these instances, there is no direct commission charged, but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission. When a commission is paid, the Funds pay reasonably competitive brokerage commission rates based upon the professional knowledge of the Manager's trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Funds pay a minimal share transaction cost when the transaction presents no difficulty.

          During the past three fiscal years, the aggregate dollar amounts of brokerage commissions paid by were paid by the following Funds:


--------------------------------------------------------------------------------
                                                      October 31,
--------------------------------------------------------------------------------
                                         1999            1998            1997
                                         ----            ----            ----
--------------------------------------------------------------------------------
    Delaware New Pacific Fund          $115,546        $155,362        $264,369
    Delaware Overseas Equity Fund        $1,212         $58,354         $30,918
--------------------------------------------------------------------------------

         The Manager or the Sub-Adviser may allocate out of all commission business generated by all of the funds and accounts under its management, brokerage business to brokers or dealers who provide brokerage and research services. These services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the Manager or the Sub-Adviser in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used, or used exclusively, with respect to the fund or account generating the brokerage.

            During the fiscal year ended October 31, 1999, portfolio transactions of Delaware New Pacific Fund in the amount of $1,479,018, resulting in brokerage commissions of $8,346 were directed to brokers for brokerage and research services provided. There were no such transactions for Delaware Overseas Equity Fund .

         As provided in the Securities Exchange Act of 1934 (the "1934 Act") and each Fund's Investment Management Agreement, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, the Funds believe that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the Manager or the Sub-Adviser which constitute in some part brokerage and research services used by the Manager or the Sub-Adviser in connection with its investment decision-making process and constitute in some part services used by the Manager or the Sub-Adviser in connection with administrative or other functions not related to its investment decision-making process. In such cases, the Manager or the Sub-Adviser will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the Manager or the Sub-Adviser in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as no fund is disadvantaged, portfolio transactions which generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to a Fund and to other funds in the Delaware Group. Subject to best execution, commissions allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.

         The Manager or the Sub-Adviser may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Manager, the Sub-Adviser and the Funds' Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

         Consistent with the Conduct Rules of NASD Regulation, Inc. (the "NASD"), and subject to seeking best execution, a Fund may place orders with broker/dealers that have agreed to defray certain expenses of the funds in the Delaware Investments family of funds such as custodian fees, and may, at the request of the Distributor, give consideration to sales of shares of such funds as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

Portfolio Turnover
         A Fund is free to dispose of portfolio securities at any time, subject to complying with the Code and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of its investment objective. A Fund will not attempt to achieve or be limited to a predetermined rate of portfolio turnover, such a turnover always being incidental to transactions undertaken with a view to achieving a Fund's investment objective.

         The degree of portfolio activity may affect brokerage costs of a Fund and taxes payable by a Fund's shareholders. A turnover rate of 100% would occur, for example, if all the investments in the Fund's portfolio at the beginning of the year were replaced by the end of the year. In investing for capital appreciation, a Fund may hold securities for any period of time. Portfolio turnover will also be increased if a Fund writes a large number of call options which are subsequently exercised. To the extent a Fund realizes gains on securities held for less than twelve months, such gains are taxable to the shareholder or to the Fund at ordinary income tax rates. The turnover rate also may be affected by cash requirements from redemptions and repurchases of Fund shares. Total brokerage costs generally increase with higher portfolio turnover rates.

         Under certain market conditions, a Fund may experience a rate of portfolio turnover which could exceed 100%. Each Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year, exclusive of securities whose maturities at the time of acquisition are one year or less.

         During the past two fiscal years, the portfolio turnover rates of the Funds were as follows:


--------------------------------------------------------------------------------
                                                       1999           1998
                                                       ----           ----
--------------------------------------------------------------------------------
Delaware New Pacific Fund                               90%           188%
Delaware Overseas Equity Fund                            7%            87%
--------------------------------------------------------------------------------

PURCHASING SHARES

       The Distributor serves as the national distributor for each Fund's shares and has agreed to use its best efforts to sell shares of each Fund. See the Prospectuses for information on how to invest. Shares of each Fund are offered on a continuous basis and may be purchased through authorized investment dealers or directly by contacting Adviser Funds or the Distributor.

       The minimum initial investment generally is $1,000 for Class A Shares, Class B Shares and Class C Shares. Subsequent purchases of such Classes generally must be at least $100. The initial and subsequent investment minimums for Class A Shares will be waived for purchases by officers, trustees and employees of any Delaware Investments fund, the Manager or any of the Manager's affiliates if the purchases are made pursuant to a payroll deduction program. Shares purchased pursuant to the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act and shares purchased in connection with an Automatic Investing Plan are subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25. Accounts opened under the Delaware Investments Asset Planner service are subject to a minimum initial investment of $2,000 per Asset Planner Strategy selected. There are no minimum purchase requirements for the Institutional Classes, but certain eligibility requirements must be satisfied.

       Each purchase of Class B Shares is subject to a maximum purchase limitation of $250,000. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. See Investment Plans for purchase limitations applicable to retirement plans. Adviser Funds will reject any purchase order for more than $250,000 of Class B Shares and $1,000,000 or more of Class C Shares. An investor may exceed these limitations by making cumulative purchases over a period of time. In doing so, an investor should keep in mind, however, that reduced front-end sales charges apply to investments of $50,000 or more in Class A Shares, and that Class A Shares are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and generally are not subject to a CDSC.

       Selling dealers are responsible for transmitting orders promptly. Adviser Funds reserves the right to reject any order for the purchase of its shares of either Fund if in the opinion of management such rejection is in such Fund's best interest. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. A Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any of the funds in the Delaware Investments family. Each Fund reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a United States financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

       Each Fund also reserves the right, following shareholder notification, to charge a service fee on non-retirement accounts that, as a result of redemption, have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, the Fund will charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. The service fee will be deducted from the account during the first week of each calendar quarter for the previous quarter, and will be used to help defray the cost of maintaining low-balance accounts. No fees will be charged without proper notice, and no CDSC will apply to such assessments.

       Each Fund also reserves the right, upon 60 days' written notice, to involuntarily redeem accounts that remain under the minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or Limited CDSC if he or she redeems any portion of his or her account.

         The NASD has adopted amendments to its Conduct Rules relating to investment company sales charges. Adviser Funds and the Distributor intend to operate in compliance with these rules.

       Class A Shares are purchased at the offering price which reflects a maximum front-end sales charge of 5.75%; however, lower front-end sales charges apply for larger purchases. See the table in the Fund Classes' Prospectus. Class A Shares are also subject to annual 12b-1 Plan expenses for the life of the investment.

       Class B Shares are purchased at net asset value and are subject to a CDSC of: (i) 5% if shares are redeemed within one year of purchase; (ii) 4% if shares are redeemed during the second year of purchase; (iii) 3% if shares are redeemed during the third or fourth year following purchase; (iv) 2% if shares are redeemed during the fifth year following purchase; and (v) 1% if shares are redeemed during the sixth year following purchase. Class B Shares are also subject to annual 12b-1 Plan expenses which are higher than those to which Class A Shares are subject and are assessed against Class B Shares for approximately eight years after purchase. See Automatic Conversion of Class B Shares, below.

       Class C Shares are purchased at net asset value and are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. Class C Shares are also subject to annual 12b-1 Plan expenses for the life of the investment which are equal to those to which Class B Shares are subject.

       Institutional Class shares are purchased at the net asset value per share without the imposition of a front-end or contingent deferred sales charge or 12b-1 Plan expenses. See Plans Under Rule 12b-1 for the Fund Classes under Purchasing Shares, and Determining Offering Price and Net Asset Value in this Part B.

       Class A Shares, Class B Shares, Class C Shares and Institutional Class shares represent a proportionate interest in a Fund's assets and will receive a proportionate interest in that Fund's income, before application, as to Class A, Class B and Class C Shares, of any expenses under that Fund's 12b-1 Plans.

       Certificates representing shares purchased are not ordinarily issued unless, in the case of Class A Shares or Institutional Class shares, a shareholder submits a specific request. Certificates are not issued in the case of Class B Shares or Class C Shares or in the case of any retirement plan account including self-directed IRAs. However, purchases not involving the issuance of certificates are confirmed to the investor and credited to the shareholder's account on the books maintained by Delaware Service Company, Inc. (the "Transfer Agent"). The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. An investor that is permitted to obtain a certificate may receive a certificate representing full share denominations purchased by sending a letter signed by each owner of the account to the Transfer Agent requesting the certificate. No charge is assessed by Adviser Funds for any certificate issued. A shareholder may be subject to fees for replacement of a lost or stolen certificate, under certain conditions, including the cost of obtaining a bond covering the lost or stolen certificate. Please contact a Fund for further information. Investors who hold certificates representing any of their shares may only redeem those shares by written request. The investor's certificate(s) must accompany such request.

Alternative Purchase Arrangements - Class A, Class B and Class C
       The alternative purchase arrangements of Class A Shares, Class B Shares and Class C Shares permit investors to choose the method of purchasing shares that is most suitable for their needs given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge and annual 12b-1 Plan expenses of up to a maximum of 0.35% (currently no more than 0.30%) of the average daily net assets of Class A Shares, or to purchase either Class B or Class C Shares and have the entire initial purchase amount invested in the Fund with the investment thereafter subject to a CDSC and annual 12b-1 Plan expenses. Class B Shares are subject to a CDSC if the shares are redeemed within six years of purchase, and Class C Shares are subject to a CDSC if the shares are redeemed within 12 months of purchase. Class B and Class C Shares are each subject to annual 12b-1 Plan expenses of up to a maximum of 1% (0.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of the respective Class. Class B Shares will automatically convert to Class A Shares at the end of approximately eight years after purchase and, thereafter, be subject to annual 12b-1 Plan expenses of up to a maximum of 0.35% (currently no more than 0.30%) of average daily net assets of such shares. Unlike Class B Shares, Class C Shares do not convert to another Class.

       The higher 12b-1 Plan expenses on Class B Shares and Class C Shares will be offset to the extent a return is realized on the additional money initially invested upon the purchase of such shares. However, there can be no assurance as to the return, if any, that will be realized on such additional money. In addition, the effect of any return earned on such additional money will diminish over time. In comparing Class B Shares to Class C Shares, investors should also consider the duration of the annual 12b-1 Plan expenses to which each of the classes is subject and the desirability of an automatic conversion feature, which is available only for Class B Shares.

       For the distribution and related services provided to, and the expenses borne on behalf of, the Funds, the Distributor and others will be paid, in the case of Class A Shares, from the proceeds of the front-end sales charge and 12b-1 Plan fees and, in the case of Class B Shares and Class C Shares, from the proceeds of the 12b-1 Plan fees and, if applicable, the CDSC incurred upon redemption. Financial advisers may receive different compensation for selling Class A Shares, Class B Shares and Class C Shares. Investors should understand that the purpose and function of the respective 12b-1 Plans and the CDSCs applicable to Class B Shares and Class C Shares are the same as those of the 12b-1 Plan and the front-end sales charge applicable to Class A Shares in that such fees and charges are used to finance the distribution of the respective Classes. See Plans Under Rule 12b-1 for the Fund Classes.

         Dividends, if any, paid on Class A Shares, Class B Shares, Class C Shares and Institutional Class Shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the amounts of 12b-1 Plan expenses relating to Class A Shares, Class B Shares and Class C Shares will be borne exclusively by such shares. See Determining Offering Price and Net Asset Value.

Class A Shares
       Purchases of $50,000 or more of Class A Shares at the offering price carry reduced front-end sales charges as shown in the table in the Fund Classes' Prospectuses, and may include a series of purchases over a 13-month period under a Letter of Intention signed by the purchaser. See Special Purchase Features - Class A Shares, below for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.

       From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may reallow to dealers up to the full amount of the front-end sales. In addition, certain dealers who enter into an agreement to provide extra training and information on Delaware Investments products and services and who increase sales of Delaware Investments funds may receive an additional commission of up to 0.15% of the offering price in connection with sales of Class A Shares. Such dealers must meet certain requirements in terms of organization and distribution capabilities and their ability to increase sales. The Distributor should be contacted for further information on these requirements as well as the basis and circumstances upon which the additional commission will be paid. Participating dealers may be deemed to have additional responsibilities under the securities laws. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the 1933 Act.

Dealer's Commission
       As described in the Prospectus, for initial purchases of Class A Shares of $1,000,000 or more, a dealer's commission may be paid by the Distributor to financial advisers through whom such purchases are effected.

         For accounts with assets over $1 million, the dealer commission resets annually to the highest incremental commission rate on the anniversary of the first purchase. In determining a financial adviser's eligibility for the dealer's commission, purchases of Class A Shares of other Delaware Investments funds as to which a Limited CDSC applies (see Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange) may be aggregated with those of the Class A Shares of a Fund. Financial advisers also may be eligible for a dealer's commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor's Right of Accumulation. Financial advisers should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.

         An exchange from other Delaware Investments funds will not qualify for payment of the dealer's commission, unless a dealer's commission or similar payment has not been previously paid on the assets being exchanged. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor at its discretion.

Contingent Deferred Sales Charge - Class B Shares and Class C Shares
         Class B Shares and Class C Shares are purchased without a front-end sales charge. Class B Shares redeemed within six years of purchase may be subject to a CDSC at the rates set forth above, and Class C Shares redeemed within 12 months of purchase may be subject to a CDSC of 1%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of Class B Shares or Class C Shares of a Fund, even if those shares are later exchanged for shares of another Delaware Investments fund. In the event of an exchange of the shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares that were acquired in the exchange. See Waiver of Contingent Deferred Sales Charge--Class B Shares and Class C Shares under Redemption and Exchange for a list of the instances in which the CDSC is waived.

         During the seventh year after purchase and, thereafter, until converted automatically into Class A Shares, Class B Shares will still be subject to the annual 12b-1 Plan expenses of up to 1% of average daily net assets of those shares. At the end of approximately eight years after purchase, the investor's Class B Shares will be automatically converted into Class A Shares of the same Fund. See Automatic Conversion of Class B Shares below. Such conversion will constitute a tax-free exchange for federal income tax purposes. Investors are reminded that the Class A Shares into which Class B Shares will convert are subject to ongoing annual 12b-1 Plan expenses of up to a maximum of 0.35% (currently no more than 0.30%) of average daily net assets of such shares.

         In determining whether a CDSC applies to a redemption of Class B Shares, it will be assumed that shares held for more than six years are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held longest during the six-year period. With respect to Class C Shares, it will be assumed that shares held for more than 12 months are redeemed first followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less.

         All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Deferred Sales Charge Alternative - Class B Shares
         Class B Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently compensates dealers or brokers for selling Class B Shares at the time of purchase from its own assets in an amount equal to no more than 5% of the dollar amount purchased. In addition, from time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may pay additional compensation to dealers or brokers for selling Class B Shares at the time of purchase. As discussed below, however, Class B Shares are subject to annual 12b-1 Plan expenses and, if redeemed within six years of purchase, a CDSC.

         Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class B Shares. These payments support the compensation paid to dealers or brokers for selling Class B Shares. Payments to the Distributor and others under the Class B 12b-1 Plan may be in an amount equal to no more than 1% annually. The combination of the CDSC and the proceeds of the 12b-1 Plan fees makes it possible for a Fund to sell Class B Shares without deducting a front-end sales charge at the time of purchase.

         Holders of Class B Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class B Shares described in this Part B, even after the exchange. Such CDSC schedule may be higher than the CDSC schedule for Class B Shares acquired as a result of the exchange. See Redemption and Exchange.

Automatic Conversion of Class B Shares
         Class B Shares, other than shares acquired through reinvestment of dividends, held for eight years after purchase are eligible for automatic conversion into Class A Shares. Conversions of Class B Shares into Class A Shares will occur only four times in any calendar year, on the 18th day or next business day of March, June, September and December (each, a "Conversion Date"). If the eighth anniversary after a purchase of Class B Shares falls on a Conversion Date, an investor's Class B Shares will be converted on that date. If the eighth anniversary occurs between Conversion Dates, an investor's Class B Shares will be converted on the next Conversion Date after such anniversary. Consequently, if a shareholder's eighth anniversary falls on the day after a Conversion Date, that shareholder will have to hold Class B Shares for as long as three additional months after the eighth anniversary of purchase before the shares will automatically convert into Class A Shares.

         Class B Shares of a fund acquired through a reinvestment of dividends will convert to the corresponding Class A Shares of that fund (or, in the case of Delaware Group Cash Reserve, the Delaware Cash Reserve Fund Consultant Class) pro-rata with Class B Shares of that fund not acquired through dividend reinvestment.

         All such automatic conversions of Class B Shares will constitute tax-free exchanges for federal income tax purposes.

Level Sales Charge Alternative - Class C Shares
         Class C Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently compensates dealers or brokers for selling Class C Shares at the time of purchase from its own assets in an amount equal to no more than 1% of the dollar amount purchased. As discussed below, Class C Shares are subject to annual 12b-1 Plan expenses and, if redeemed within 12 months of purchase, a CDSC.

         Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class C Shares. These payments support the compensation paid to dealers or brokers for selling Class C Shares. Payments to the Distributor and others under the Class C 12b-1 Plan may be in an amount equal to no more than 1% annually.

         Holders of Class C Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class C Shares as described in this Part B. See Redemption and Exchange.

Plans Under Rule 12b-1 for the Fund Classes

         Pursuant to Rule 12b-1 under the 1940 Act, Adviser Funds has adopted a separate plan for each of the Class A Shares, Class B Shares and Class C Shares of each Fund (the "Plans"). Each Plan permits the particular Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the Classes of shares to which the Plan applies. The Plans do not apply to the Institutional Classes of shares. Such shares are not included in calculating the Plans' fees, and the Plans are not used to assist in the distribution and marketing of shares of the Institutional Classes. Shareholders of the Institutional Classes may not vote on matters affecting the Plans.

         The Plans permit the Funds, pursuant to the Distribution Agreements, to pay out of the assets of Class A Shares, Class B Shares and Class C Shares monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such classes. These expenses include, among other things, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into agreements with the Distributor. The Plan expenses relating to Class B Shares and Class C Shares are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.

         In addition, the Funds may make payments out of the assets of Class A Shares, Class B Shares and Class C Shares directly to other unaffiliated parties, such as banks, who either aid in the distribution of shares of, or provide services to, such classes.

         The maximum aggregate fee payable by the Funds under the Plans, and the Funds' Distribution Agreements, is on an annual basis up to 0.35% of average daily net assets of Class A Shares, and up to 1% (0.25% of which are service fees to be paid to the Distributor, dealers and others for providing personal service and/or maintaining shareholder accounts) of each of Class B Shares' and Class C Shares' average daily net assets for the year. Adviser Funds' Board of Trustees may reduce these amounts at any time. The Distributor has agreed to waive these distribution fees to the extent such fees for any day exceeds the net investment income realized by the Fund Classes for such day.

         Effective at the close of business on May 3, 1996, the annual fee payable on a monthly basis under Class A Shares' Plan is equal to 0.30% of average daily net assets.

         All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid on behalf of Class A Shares, Class B Shares and Class C Shares would be borne by such persons without any payment from such classes. Subject to seeking best price and execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans. From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

         The Plans and the Distribution Agreement, as amended, have been approved by the Board of Trustees of Adviser Funds, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of Adviser Funds and who have no direct or indirect financial interest in the Plans, by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Distribution Agreement. Continuation of the Plans and the Distribution Agreement, as amended, must be approved annually by the Board of Trustees in the same manner as specified above.

         Each year, the trustees must determine whether continuation of the Plans is in the best interest of shareholders of, respectively, Class A Shares, Class B Shares and Class C Shares of each Fund and that there is a reasonable likelihood of the Plan relating to a Fund Class providing a benefit to the relevant shareholders of that Class. The Plans and the Distribution Agreement, as amended, may be terminated at any time without penalty by a majority of those trustees who are not "interested persons" or by a majority vote of the relevant Class' outstanding voting securities. Any amendment materially increasing the percentage payable under the Plans must likewise be approved by a majority vote of the relevant Class' outstanding voting securities, as well as by a majority vote of those trustees who are not "interested persons." With respect to the Class A Shares' Plan, any material increase in the maximum percentage payable thereunder must also be approved by a majority of the outstanding voting securities of the respective Fund's B Class. Also, any other material amendment to the Plans must be approved by a majority vote of the trustees, including a majority of the trustees who are not "interested persons" of Adviser Funds having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of trustees who are not "interested persons" of Adviser Funds must be effected by the trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Trustees for their review.

          The amount and purpose of 12b-1 plan payments from each Class were as follows for their last fiscal year.

--------------------------------------------------------------------------------------------------------------------------------
                                                Delaware New Pacific Fund                  Delaware Overseas Equity Fund
--------------------------------------------------------------------------------------------------------------------------------
                                             Class A        Class B        Class C        Class A        Class B        Class C
--------------------------------------------------------------------------------------------------------------------------------
Advertising                                      --             --             --            $13             --             --
--------------------------------------------------------------------------------------------------------------------------------
Annual/Semi-Annual Reports                     $127             --             --           $630             --             --
--------------------------------------------------------------------------------------------------------------------------------
Broker Trails                               $21,648        $10,504         $1,786         $4,506         $2,503           $887
--------------------------------------------------------------------------------------------------------------------------------
Broker Sales Charges                             --        $17,152         $2,893             --         $1,896           $953
--------------------------------------------------------------------------------------------------------------------------------
Dealer Service Expenses                          --             --             --             --             --             --
--------------------------------------------------------------------------------------------------------------------------------
Interest on Broker Sales Charges                            $8,922           $158             --         $5,572           $456
--------------------------------------------------------------------------------------------------------------------------------
Commissions to Wholesalers                   $4,632         $1,734           $117         $1,286           $330           $121
--------------------------------------------------------------------------------------------------------------------------------
Promotional-Broker Meetings                      --             --             --             --            $30             $8
--------------------------------------------------------------------------------------------------------------------------------
Promotional-Other                                --             --             --             $8             --             --
--------------------------------------------------------------------------------------------------------------------------------
Prospectus Printing                             $69             --             --           $128             --             --
--------------------------------------------------------------------------------------------------------------------------------
Telephone                                        --             --             --             --             --             --
--------------------------------------------------------------------------------------------------------------------------------
Wholesaler Expenses                             $78             --             --            $70           $182            $72
--------------------------------------------------------------------------------------------------------------------------------
Other                                             --            --             --             --             --             --
--------------------------------------------------------------------------------------------------------------------------------
Total                                       $26,554        $38,312         $4,954         $6,641        $10,513         $2,497
--------------------------------------------------------------------------------------------------------------------------------

Other Payments to Dealers - Class A Shares, Class B Shares and Class C Shares
         From time to time, at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of Fund Classes exceed certain limits as set by the Distributor, may receive from the Distributor an additional payment of up to 0.25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of the Delaware Investments family of funds. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares. The Distributor may also pay a portion of the expense of preapproved dealer advertisements promoting the sale of Delaware Investments fund shares.

Special Purchase Features - Class A Shares

Buying Class A Shares at Net Asset Value

         Class A Shares of the Fund may be purchased at net asset value under the Delaware Investments Dividend Reinvestment Plan and, under certain circumstances, the Exchange Privilege and the 12-Month Reinvestment Privilege.

         Purchases of Class A Shares may be made at net asset value by current and former officers, trustees and employees (and members of their families) of the Manager, any affiliate, any of the funds in the Delaware Investments family, certain of their agents and registered representatives and employees of authorized investment dealers and by employee benefit plans for such entities. Individual purchases, including those in retirement accounts, must be for accounts in the name of the individual or a qualifying family member. Class A Shares may also be purchased at net asset value by current and former officers, trustees and employees (and members of their families) of the Dougherty Financial Group LLC.

         Purchases of Class A Shares may also be made by clients of registered representatives of an authorized investment dealer at net asset value within 12 months after the registered representative changes employment, if the purchase is funded by proceeds from an investment where a front-end sales charge, contingent deferred sales charge or other sales charge has been assessed. Purchases of Class A Shares may also be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of funds in the Delaware Investments family. Officers, trustees and key employees of institutional clients of the Manager or any of its affiliates may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisers affiliated with a broker or dealer, if such broker, dealer or investment adviser has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs. Investors may be charged a fee when effecting transactions in Class A Shares through a broker or agent that offers these special investment products.

         Purchases of Class A Shares at net asset value may also be made by the following: financial institutions investing for the account of their trust customers if they are not eligible to purchase shares of the Institutional Class of a Fund; any group retirement plan (excluding defined benefit pension plans), or such plans of the same employer, for which plan participant records are maintained on the Retirement Financial Services, Inc. (formerly known as Delaware Investment & Retirement Services, Inc.) proprietary record keeping system that (i) has in excess of $500,000 of plan assets invested in Class A Shares of funds in the Delaware Investments family and any stable value account available to investment advisory clients of the Manager or its affiliates; or
(ii) is sponsored by an employer that has at any point after May 1, 1997 had more than 100 employees while such plan has held Class A Shares of a fund in the Delaware Investments family and such employer has properly represented to, and received written confirmation back from, Retirement Financial Services, Inc. in writing that it has the requisite number of employees. See Group Investment Plans for information regarding the applicability of the Limited CDSC.

         Purchases of Class A Shares at net asset value may also be made by bank sponsored retirement plans that are no longer eligible to purchase Institutional Class Shares or purchase interests in a collective trust as a result of a change in distribution arrangements.

         Investments in Class A Shares made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts will be made at net asset value. Loan repayments made to a fund account in connection with loans originated from accounts previously maintained by another investment firm will also be invested at net asset value.

         Adviser Funds must be notified in advance that the trade qualifies for purchase at net asset value.

Allied Plans
         Class A Shares are available for purchase by participants in certain 401(k) Defined Contribution Plans ("Allied Plans") which are made available under a joint venture agreement between the Distributor and another institution through which mutual funds are marketed and which allow investments in Class A

Shares of designated Delaware Investments funds ("eligible Delaware Investments fund shares"), as well as shares of designated classes of non-Delaware Investments funds ("eligible non-Delaware Investments fund shares"). Class B Shares and Class C Shares are not eligible for purchase by Allied Plans.

         With respect to purchases made in connection with an Allied Plan, the value of eligible Delaware Investments and eligible non-Delaware Investments fund shares held by the Allied Plan may be combined with the dollar amount of new purchases by that Allied Plan to obtain a reduced front-end sales charge on additional purchases of eligible Delaware Investments fund shares. See Combined Purchases Privilege, below.

         Participants in Allied Plans may exchange all or part of their eligible Delaware Investments fund shares for other eligible Delaware Investments fund shares or for eligible non-Delaware Investments fund shares at net asset value without payment of a front-end sales charge. However, exchanges of eligible fund shares, both Delaware Investments and non-Delaware Investments, which were not subject to a front end sales charge, will be subject to the applicable sales charge if exchanged for eligible Delaware Investments fund shares to which a sales charge applies. No sales charge will apply if the eligible fund shares were previously acquired through the exchange of eligible shares on which a sales charge was already paid or through the reinvestment of dividends. See Investing by Exchange.

         A dealer's commission may be payable on purchases of eligible Delaware Investments fund shares under an Allied Plan. In determining a financial adviser's eligibility for a dealer's commission on net asset value purchases of eligible Delaware Investments fund shares in connection with Allied Plans, all participant holdings in the Allied Plan will be aggregated. See Class A Shares.

         The Limited CDSC is applicable to redemptions of net asset value purchases from an Allied Plan on which a dealer's commission has been paid. Waivers of the Limited CDSC, as described under Waiver of Limited Contingent Deferred Sales Charge - Class A Shares under Redemption and Exchange, apply to redemptions by participants in Allied Plans except in the case of exchanges between eligible Delaware Investments and non-Delaware Investments fund shares. When eligible Delaware Investments fund shares are exchanged into eligible non-Delaware Investments fund shares, the Limited CDSC will be imposed at the time of the exchange, unless the joint venture agreement specifies that the amount of the Limited CDSC will be paid by the financial adviser or selling dealer. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.

Letter of Intention
         The reduced front-end sales charges described above with respect to Class A Shares are also applicable to the aggregate amount of purchases made within a 13-month period pursuant to a written Letter of Intention provided by the Distributor and signed by the purchaser, and not legally binding on the signer or Adviser Funds which provides for the holding in escrow by the Transfer Agent, of 5% of the total amount of Class A Shares intended to be purchased until such purchase is completed within the 13-month period. A Letter of Intention may be dated to include shares purchased up to 90 days prior to the date the Letter is signed. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, except as noted below, the purchaser will be asked to pay an amount equal to the difference between the front-end sales charge on Class A Shares purchased at the reduced rate and the front-end sales charge otherwise applicable to the total shares purchased. If such payment is not made within 20 days following the expiration of the 13-month period, the Transfer Agent will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference. Such purchasers may include the value (at offering price at the level designated in their Letter of Intention) of all their shares of the Funds and of any class of any of the other mutual funds in Delaware Investments (except shares of any Delaware Investments fund which do not carry a front-end sales charge, CDSC or Limited CDSC other than shares of Delaware Group Premium Fund beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Investments fund which carried a front-end sales charge, CDSC or Limited CDSC) previously purchased and still held as of the date of their Letter of Intention toward the completion of such Letter.

         Employers offering a Delaware Investments retirement plan may also complete a Letter of Intention to obtain a reduced front-end sales charge on investments of Class A Shares made by the plan. The aggregate investment level of the Letter of Intention will be determined and accepted by the Transfer Agent at the point of plan establishment. The level and any reduction in front-end sales charge will be based on actual plan participation and the projected investments in Delaware Investments funds that are offered with a front-end sales charge, CDSC or Limited CDSC for a 13-month period. The Transfer Agent reserves the right to adjust the signed Letter of Intention based on this acceptance criteria. The 13-month period will begin on the date this Letter of Intention is accepted by the Transfer Agent. If actual investments exceed the anticipated level and equal an amount that would qualify the plan for further discounts, any front-end sales charges will be automatically adjusted. In the event this Letter of Intention is not fulfilled within the 13-month period, the plan level will be adjusted (without completing another Letter of Intention) and the employer will be billed for the difference in front-end sales charges due, based on the plan's assets under management at that time. Employers may also include the value (at offering price at the level designated in their Letter of Intention) of all their shares intended for purchase that are offered with a front-end sales charge, CDSC or Limited CDSC of any class. Class B Shares and Class C Shares of a Fund and other Delaware Investments funds which offer corresponding classes of shares may also be aggregated for this purpose.

Combined Purchases Privilege
         In determining the availability of the reduced front-end sales charge previously set forth with respect to Class A Shares, purchasers may combine the total amount of any combination of Class A Shares, Class B Shares and/or Class C Shares of the Funds, as well as shares of any other class of any of the other Delaware Investments funds (except shares of any Delaware Investments fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Investments fund which carried a front-end sales charge, CDSC or Limited CDSC). In addition, assets held by investment advisory clients of the Manager or its affiliates in a stable value account may be combined with other Delaware Investments fund holdings.

         The privilege also extends to all purchases made at one time by an individual; or an individual, his or her spouse and their children under 21; or a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).

Right of Accumulation
         In determining the availability of the reduced front-end sales charge with respect to the Class A Shares, purchasers may also combine any subsequent purchases of Class A Shares, Class B Shares and Class C Shares of a Fund, as well as shares of any other class of any of the other Delaware Investments funds which offer such classes (except shares of any Delaware Investments fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Investments fund which carried a front-end sales charge, CDSC or Limited CDSC). If, for example, any such purchaser has previously purchased and still holds Class A Shares of a Fund and/or shares of any other of the classes described in the previous sentence with a value of $40,000 and subsequently purchases $10,000 at offering price of additional shares of Class A Shares, the charge applicable to the $10,000 purchase would currently be 4.75%. For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect were the shares purchased simultaneously with the current purchase. Investors should refer to the table of sales charges for Class A Shares to determine the applicability of the Right of Accumulation to their particular circumstances.

12-Month Reinvestment Privilege
         Holders of Class A Shares and Class B Shares of a Fund (and of the Institutional Class holding shares which were acquired through an exchange from one of the other mutual funds in the Delaware Investments family offered with a front-end sales charge) who redeem such shares have one year from the date of redemption to reinvest all or part of their redemption proceeds in the same Class of the Fund or in the same Class of any of the other funds in the Delaware Investments family. In the case of Class A Shares, the reinvestment will not be assessed a front-end sales charge and in the case of Class B Shares, the amount of the CDSC previously charged on the redemption will be reimbursed by the Distributor. The reinvestment will be subject to applicable eligibility and minimum purchase requirements and must be in states where shares of such other funds may be sold. This reinvestment privilege does not extend to Class A Shares where the redemption of the shares triggered the payment of a Limited CDSC. Persons investing redemption proceeds from direct investments in mutual funds in the Delaware Investments family, offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A Shares. The reinvestment privilege does not extend to a redemption of Class C Shares.

         Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the net asset value next determined after receipt of remittance. In the case of Class B Shares, the time that the previous investment was held will be included in determining any applicable CDSC due upon redemptions as well as the automatic conversion into Class A Shares.

         A redemption and reinvestment of Class B Shares could have income tax consequences. Shareholders will receive from the Distributor the amount of the CDSC paid at the time of redemption as part of the reinvested shares, which may be treated as a capital gain to the shareholder for tax purposes. It is recommended that a tax adviser be consulted with respect to such transactions.

         Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of the fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money.

         The prospectus contains more complete information about the fund, including charges and expenses.

         Investors should consult their financial advisers or the Transfer Agent, which also serves as the Fund's shareholder servicing agent, about the applicability of the Class A Limited CDSC in connection with the features described above.

Group Investment Plans
         Group Investment Plans which are not eligible to purchase shares of the Institutional Classes may also benefit from the reduced front-end sales charges for investments in Class A Shares, based on total plan assets. If a company has more than one plan investing in the Delaware Investments family of funds, then the total amount invested in all plans would be used in determining the applicable front-end sales charge reduction upon each purchase, both initial and subsequent, upon notification to the Fund in which the investment is being made at the time of each such purchase. Employees participating in such Group Investment Plans may also combine the investments made in their plan account when determining the applicable front-end sales charge on purchases to non-retirement Delaware Investments investment accounts if they so notify the Fund in which they are investing in connection with each purchase. See Retirement Plans for the Fund Classes under Investment Plans for information about Retirement Plans.

         The Limited CDSC is applicable to any redemptions of net asset value purchases made on behalf of any group retirement plan on which a dealer's commission has been paid only if such redemption is made pursuant to a withdrawal of the entire plan from a fund in the Delaware Investments family. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.

Institutional Classes
         The Institutional Class of each Fund is available for purchase only by:
(a) retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans; (b) tax-exempt employee benefit plans of the Manager or its affiliates and securities dealer firms with a selling agreement with the Distributor; (c) institutional advisory accounts of the Manager or its affiliates and those having client relationships with Delaware Investment Advisers, an affiliate of the Manager, or its other affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts; (d) a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment of the financial institution of a Rule

12b-1 Plan fee; and (e) registered investment advisers investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the adviser for investment purposes, but only if the adviser is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services.

         Shares of Institutional Classes are available for purchase at net asset value, without the imposition of a front-end or contingent deferred sales charge and are not subject to Rule 12b-1 expenses.

INVESTMENT PLANS

Reinvestment Plan/Open Account
         Unless otherwise designated by shareholders in writing, dividends from net investment income and distributions from realized securities profits, if any, will be automatically reinvested in additional shares of the respective Fund Class in which an investor has an account (based on the net asset value in effect on the reinvestment date) and will be credited to the shareholder's account on that date. All dividends and distributions of the Institutional Classes of each Fund are reinvested in the accounts of the holders of such shares (based on the net asset value in effect on the reinvestment date). A confirmation of each dividend payment from net investment income will be mailed to shareholders quarterly. A confirmation of any distributions from realized securities profits will be mailed to shareholders in the first quarter of the fiscal year.

         Under the Reinvestment Plan/Open Account, shareholders may purchase and add full and fractional shares to their plan accounts at any time either through their investment dealers or by sending a check or money order to the specific Fund and Class in which shares are being purchased. Such purchases, which must meet the minimum subsequent purchase requirements set forth in the Prospectuses and this Part B, are made for Class A Shares at the public offering price, and for Class B Shares, Class C Shares and Institutional Classes at the net asset value, at the end of the day of receipt. A reinvestment plan may be terminated at any time. This plan does not assure a profit nor protect against depreciation in a declining market.

Reinvestment of Dividends in Other Delaware Investments Family of Funds
         Subject to applicable eligibility and minimum initial purchase requirements and the limitations set forth below, holders of Class A Shares, Class B Shares and Class C Shares may automatically reinvest dividends and/or distributions in any of the mutual funds in the Delaware Investments, including the Funds, in states where their shares may be sold. Such investments will be at net asset value at the close of business on the reinvestment date without any front-end sales charge or service fee. The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested. Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of a fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

         Subject to the following limitations, dividends and/or distributions from other funds in Delaware Investments may be invested in shares of the Funds, provided an account has been established. Dividends from Class A Shares may not be directed to Class B Shares or Class C Shares. Dividends from Class B Shares may only be directed to other Class B Shares and dividends from Class C Shares may only be directed to other Class C Shares.

         Capital gains and/or dividend distributions for participants in the following retirement plans are automatically reinvested into the same Delaware Investments fund in which their investments are held: SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

Investing by Exchange
         If you have an investment in another mutual fund in the Delaware Investments family, you may write and authorize an exchange of part or all of your investment into shares of a Fund. If you wish to open an account by exchange, call the Shareholder Service Center for more information. All exchanges are subject to the eligibility and minimum purchase requirements set forth in each fund's prospectus. See Redemption and Exchange for more complete information concerning your exchange privileges.

         Holders of Class A Shares of a Fund may exchange all or part of their shares for certain of the shares of other funds in the Delaware Investments family, including other Class A Shares, but may not exchange their Class A Shares for Class B Shares or Class C Shares of the Fund or of any other fund in the Delaware Investments family. Holders of Class B Shares of a Fund are permitted to exchange all or part of their Class B Shares only into Class B Shares of other Delaware Investments funds. Similarly, holders of Class C Shares of a Fund are permitted to exchange all or part of their Class C Shares only into Class C Shares of other Delaware Investments funds. Class B Shares of a Fund and Class C Shares of a Fund acquired by exchange will continue to carry the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the fund from which the exchange is made. The holding period of Class B Shares of a Fund acquired by exchange will be added to that of the shares that were exchanged for purposes of determining the time of the automatic conversion into Class A Shares of that Fund.

         Permissible exchanges into Class A Shares of a Fund will be made without a front-end sales charge, except for exchanges of shares that were not previously subject to a front-end sales charge (unless such shares were acquired through the reinvestment of dividends). Permissible exchanges into Class B Shares or Class C Shares of a Fund will be made without the imposition of a CDSC by the fund from which the exchange is being made at the time of the exchange.

Investing by Electronic Fund Transfer
         Direct Deposit Purchase Plan--Investors may arrange for either Fund to accept for investment in Class A Shares, Class B Shares or Class C Shares, through an agent bank, preauthorized government or private recurring payments. This method of investment assures the timely credit to the shareholder's account of payments such as social security, veterans' pension or compensation benefits, federal salaries, Railroad Retirement benefits, private payroll checks, dividends, and disability or pension fund benefits. It also eliminates lost, stolen and delayed checks.

         Automatic Investing Plan--Shareholders of Class A Shares, Class B Shares and Class C Shares may make automatic investments by authorizing, in advance, monthly or quarterly payments directly from their checking account for deposit into their Fund account. This type of investment will be handled in either of the following ways. (1) If the shareholder's bank is a member of the National Automated Clearing House Association ("NACHA"), the amount of the investment will be electronically deducted from his or her account by Electronic Fund Transfer ("EFT"). The shareholder's checking account will reflect a debit each month at a specified date although no check is required to initiate the transaction. (2) If the shareholder's bank is not a member of NACHA, deductions will be made by preauthorized checks, known as Depository Transfer Checks. Should the shareholder's bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT.

         This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

                                   *   *   *


         Initial investments under the Direct Deposit Purchase Plan and the Automatic Investing Plan must be for $250 or more and subsequent investments under such plans must be for $25 or more. An investor wishing to take advantage of either service must complete an authorization form. Either service can be discontinued by the shareholder at any time without penalty by giving written notice.

         Payments to a Fund from the federal government or its agencies on behalf of a shareholder may be credited to the shareholder's account after such payments should have been terminated by reason of death or otherwise. Any such payments are subject to reclamation by the federal government or its agencies. Similarly, under certain circumstances, investments from private sources may be subject to reclamation by the transmitting bank. In the event of a reclamation, a Fund may liquidate sufficient shares from a shareholder's account to reimburse the government or the private source. In the event there are insufficient shares in the shareholder's account, the shareholder is expected to reimburse the Fund.

Direct Deposit Purchases by Mail
         Shareholders may authorize a third party, such as a bank or employer, to make investments directly to their Fund accounts. Either Fund will accept these investments, such as bank-by-phone, annuity payments and payroll allotments, by mail directly from the third party. Investors should contact their employers or financial institutions who in turn should contact Adviser Funds for proper instructions.

MoneyLine (SM) On Demand
         You or your investment dealer may request purchases of Fund shares by phone using MoneyLine (SM) On Demand. When you authorize a Fund to accept such requests from you or your investment dealer, funds will be withdrawn from (for share purchases) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern time. There is a $25 minimum and $50,000 maximum limit for MoneyLine (SM) On Demand transactions.

         It may take up to four business days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Funds do not charge a fee for this service; however, your bank may charge a fee.

Wealth Builder Option
         Shareholders can use the Wealth Builder Option to invest in the Fund Classes through regular liquidations of shares in their accounts in other mutual funds in the Delaware Investments family. Shareholders of the Fund Classes may elect to invest in one or more of the other mutual funds in Delaware Investments family through the Wealth Builder Option. If in connection with the election of the Wealth Builder Option, you wish to open a new account to receive the automatic investment, such new account must meet the minimum initial purchase requirements described in the prospectus of the fund that you select. All investments under this option are exchanges and are therefore subject to the same conditions and limitations as other exchanges noted above.

         Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund) to be liquidated from their account and invested automatically into other mutual funds in the Delaware Investments family, subject to the conditions and limitations set forth in the Fund Classes' Prospectus. The investment will be made on the 20th day of each month (or, if the fund selected is not open that day, the next business day) at the public offering price or net asset value, as applicable, of the fund selected on the date of investment. No investment will be made for any month if the value of the shareholder's account is less than the amount specified for investment.

         Periodic investment through the Wealth Builder Option does not insure profits or protect against losses in a declining market. The price of the fund into which investments are made could fluctuate. Since this program involves continuous investment regardless of such fluctuating value, investors selecting this option should consider their financial ability to continue to participate in the program through periods of low fund share prices. This program involves automatic exchanges between two or more fund accounts and is treated as a purchase of shares of the fund into which investments are made through the program. Shareholders can terminate their participation in Wealth Builder at any time by giving written notice to the fund from which exchanges are made.

         This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans. This option also is not available to shareholders of the Institutional Classes.

Asset Planner
         To invest in Delaware Investments funds using the Asset Planner asset allocation service, you should complete an Asset Planner Account Registration Form, which is available only from a financial adviser or investment dealer. Effective September 1, 1997, the Asset Planner Service is only available to financial advisers or investment dealers who have previously used this service. The Asset Planner service offers a choice of four predesigned asset allocation strategies (each with a different risk/reward profile) in predetermined percentages in Delaware Investments funds. With the help of a financial adviser, you may also design a customized asset allocation strategy.

         The sales charge on an investment through the Asset Planner service is determined by the individual sales charges of the underlying funds and their percentage allocation in the selected Strategy. Exchanges from existing Delaware Investments accounts into the Asset Planner service may be made at net asset value under the circumstances described under Investing by Exchange. Also see Buying Class A Shares at Net Asset Value. The minimum initial investment per Strategy is $2,000; subsequent investments must be at least $100. Individual fund minimums do not apply to investments made using the Asset Planner service. Class A, Class B and Class C Shares are available through the Asset Planner service. Generally, only shares within the same class may be used within the same Strategy. However, Class A Shares of a Fund and of other funds in the Delaware Investments family may be used in the same Strategy with consultant class shares that are offered by certain other Delaware Investments funds.

         An annual maintenance fee, currently $35 per Strategy, is due at the time of initial investment and by September 30 of each subsequent year. The fee, payable to Delaware Service Company, Inc. to defray extra costs associated with administering the Asset Planner service, will be deducted automatically from one of the funds within your Asset Planner account if not paid by September 30. However, effective November 1, 1996, the annual maintenance fee is waived until further notice. Investors who utilize the Asset Planner for an IRA will continue to pay an annual IRA fee of $15 per Social Security number. Investors will receive a customized quarterly Strategy Report summarizing all Asset Planner investment performance and account activity during the prior period. Confirmation statements will be sent following all transactions other than those involving a reinvestment of distributions.

         Certain shareholder services are not available to investors using the Asset Planner service, due to its special design. These include Delaphone, Checkwriting, Wealth Builder Option and Letter of Intention. Systematic Withdrawal Plans are available after the account has been open for two years.

Retirement Plans for the Fund Classes
         An investment in the Funds may be suitable for tax-deferred retirement plans. Delaware Investments offers a full spectrum of retirement plans, including the 401(k) Defined Contribution Plan, Individual Retirement Account ("IRA") and the new Roth IRA and Education IRA.

         Among the retirement plans that Delaware Investments offers, Class B Shares are available only by Individual Retirement Accounts, SIMPLE IRAs, Roth IRAs, Education IRAs, Simplified Employee Pension Plans, Salary Reduction Simplified Employee Pension Plans, and 403(b)(7) and 457 Deferred Compensation Plans. The CDSC may be waived on certain redemptions of Class B Shares and Class C Shares. See Waiver of Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Redemption and Exchange for a list of the instances in which the CDSC is waived.

         Purchases of Class B Shares are subject to a maximum purchase limitation of $250,000 for retirement plans. Purchases of Class C Shares must be in an amount that is less than $1,000,000 for such plans. The maximum purchase limitations apply only to the initial purchase of shares by the retirement plan.

         Minimum investment limitations generally applicable to other investors do not apply to retirement plans other than Individual Retirement Accounts, for which there is a minimum initial purchase of $250 and a minimum subsequent purchase of $25, regardless of which Class is selected. Retirement plans may be subject to plan establishment fees, annual maintenance fees and/or other administrative or trustee fees. Fees are based upon the number of participants in the plan as well as the services selected. Additional information about fees is included in retirement plan materials. Fees are quoted upon request. Annual maintenance fees may be shared by Delaware Management Trust Company, the Transfer Agent, other affiliates of the Manager and others that provide services to such Plans.

         Certain shareholder investment services available to non-retirement plan shareholders may not be available to retirement plan shareholders. Certain retirement plans may qualify to purchase shares of the Institutional Class shares. See Institutional Classes, above. For additional information on any of the plans and Delaware's retirement services, call the Shareholder Service Center telephone number.

         It is advisable for an investor considering any one of the retirement plans described below to consult with an attorney, accountant or a qualified retirement plan consultant. For further details, including applications for any of these plans, contact your investment dealer or the Distributor.

         Taxable distributions from the retirement plans described below may be subject to withholding.

         Please contact your investment dealer or the Distributor for the special application forms required for the Plans described below.

Prototype Profit Sharing or Money Purchase Pension Plans
         Prototype Plans are available for self-employed individuals, partnerships, corporations and other eligible forms of organizations. These plans can be maintained as Section 401(k), profit sharing or money purchase pension plans. Contributions may be invested only in Class A Shares and Class C Shares.

Individual Retirement Account ("IRA")
         A document is available for an individual who wants to establish an IRA and make contributions which may be tax-deductible, even if the individual is already participating in an employer-sponsored retirement plan. Even if contributions are not deductible for tax purposes, as indicated below, earnings will be tax-deferred. In addition, an individual may make contributions on behalf of a spouse who has no compensation for the year; however, participation may be restricted based on certain income limits.

IRA Disclosures
         The Taxpayer Relief Act of 1997 provides new opportunities for investors. Individuals have five types of tax-favored IRA accounts that can be utilized depending on the individual's circumstances. A new Roth IRA and Education IRA are available in addition to the existing deductible IRA and non-deductible IRA.

Deductible and Non-deductible IRAs
         An individual can contribute up to $2,000 in his or her IRA each year. Contributions may or may not be deductible depending upon the taxpayer's adjusted gross income ("AGI") and whether the taxpayer is an active participant in an employer sponsored retirement plan. Even if a taxpayer is an active participant in an employer sponsored retirement plan, the full $2,000 is still available if the taxpayer's AGI is below $30,000 ($50,000 for taxpayers filing joint returns) for years beginning after December 31, 1997. A partial deduction is allowed for married couples with income between $50,000 and $60,000, and for single individuals with incomes between $30,000 and $40,000. These income phase-out limits reach $80,000-$100,000 in 2007 for joint filers and $50,000-$60,000 in 2005 for single filers. No deductions are available for contributions to IRAs by taxpayers whose AGI after IRA deductions exceeds the maximum income limit established for each year and who are active participants in an employer sponsored retirement plan.

         Taxpayers who are not allowed deductions on IRA contributions still can make non-deductible IRA contributions of as much as $2,000 for each working spouse and defer taxes on interest or other earnings from the IRAs.

         Under the new law, a married individual is not considered an active participant in an employer sponsored retirement plan merely because the individual's spouse is an active participant if the couple's combined AGI is below $150,000. The maximum deductible IRA contribution for a married individual who is not an active participant, but whose spouse is, is phased out for combined AGI between $150,000 and $160,000.

Conduit (Rollover) IRAs
         Certain individuals who have received or are about to receive eligible rollover distributions from an employer-sponsored retirement plan or another IRA may rollover the distribution tax-free to a Conduit IRA. The rollover of the eligible distribution must be completed by the 60th day after receipt of the distribution; however, if the rollover is in the form of a direct trustee-to-trustee transfer without going through the distributee's hand, the 60-day limit does not apply.

         A distribution qualifies as an "eligible rollover distribution" if it is made from a qualified retirement plan, a 403(b) plan or another IRA and does not constitute one of the following:

         (1) Substantially equal periodic payments over the employee's life or life expectancy or the joint lives or life expectancies of the employee and his/her designated beneficiary;

         (2) Substantially equal installment payments for a period certain of 10 or more years;

         (3) A distribution, all of which represents a required minimum distribution after attaining age 70 1/2;

         (4) A distribution due to a Qualified Domestic Relations Order to an alternate payee who is not the spouse (or former spouse) of the employee; and

         (5) A distribution of after-tax contributions which is not includable in income.

Roth IRAs
         For taxable years beginning after December 31, 1997, non-deductible contributions of up to $2,000 per year can be made to a new Roth IRA. As a result of the Internal Revenue Service Restructuring and Reform Act of 1998 (the "1998 Act"), the $2,000 annual limit will not be reduced by any contributions to a deductible or nondeductible IRA for the same year. The maximum contribution that can be made to a Roth IRA is phased out for single filers with AGI between $95,000 and $110,000, and for couples filing jointly with AGI between $150,000 and $160,000. Qualified distributions from a Roth IRA would be exempt from federal taxes. Qualified distributions are distributions (1) made after the five-taxable year period beginning with the first taxable year for which a contribution was made to a Roth IRA and (2) that are (a) made on or after the date on which the individual attains age 59 1/2, (b) made to a beneficiary on or after the death of the individual, (c) attributed to the individual being disabled, or (d) for a qualified special purpose (e.g., first time homebuyer expenses).

         Distributions that are not qualified distributions would always be tax-free if the taxpayer is withdrawing contributions, not accumulated earnings.

         Taxpayers with AGI of $100,000 or less are eligible to convert an existing IRA (deductible, nondeductible and conduit) to a Roth IRA. Earnings and contributions from a deductible IRA are subject to a tax upon conversion; however, no 10% excise tax for early withdrawal would apply. If the conversion is done prior to January 1, 1999, then the income from the conversion can be included in income ratably over a four-year period beginning with the year of conversion.

Education IRAs
         For taxable years beginning after December 31, 1997, an Education IRA has been created exclusively for the purpose of paying qualified higher education expenses. Taxpayers can make non-deductible contributions up to $500 per year per beneficiary. The $500 annual limit is in addition to the $2,000 annual contribution limit applicable to IRAs and Roth IRAs. Eligible contributions must be in cash and made prior to the date the beneficiary reaches age 18. Similar to the Roth IRA, earnings would accumulate tax-free. There is no requirement that the contributor be related to the beneficiary, and there is no limit on the number of beneficiaries for whom one contributor can establish Education IRAs. In addition, multiple Education IRAs can be created for the same beneficiaries, however, the contribution limit of all contributions for a single beneficiary cannot exceed $500 annually.

         This $500 annual contribution limit for Education IRAs is phased out ratably for single contributors with modified AGI between $95,000 and $110,000, and for couples filing jointly with modified AGI of between $150,000 and $160,000. Individuals with modified AGI above the phase-out range are not allowed to make contributions to an Education IRA established on behalf of any other individual.

         Distributions from an Education IRA are excludable from gross income to the extent that the distribution does not exceed qualified higher education expenses incurred by the beneficiary during the year the distribution is made regardless of whether the beneficiary is enrolled at an eligible educational institution on a full-time, half-time, or less than half-time basis.

         Any balance remaining in an Education IRA at the time a beneficiary becomes 30 years old must be distributed, and the earnings portion of such a distribution will be includable in gross income of the beneficiary and subject to an additional 10% penalty tax if the distribution is not for qualified higher education expenses. Tax-free (and penalty-free) transfers and rollovers of account balances from one Education IRA benefiting one beneficiary to another Education IRA benefiting a different beneficiary (as well as redesignations of the named beneficiary) is permitted, provided that the new beneficiary is a member of the family of the old beneficiary and that the transfer or rollover is made before the time the old beneficiary reaches age 30 and the new beneficiary reaches age 18.

         A company or association may establish a Group IRA or Group Roth IRA for employees or members who want to purchase shares of the Fund.

         Investments generally must be held in the IRA until age 59 1/2 in order to avoid premature distribution penalties, but distributions generally must commence no later than April 1 of the calendar year following the year in which the participant reaches age 70 1/2. Individuals are entitled to revoke the account, for any reason and without penalty, by mailing written notice of revocation to Delaware Management Trust Company within seven days after the receipt of the IRA Disclosure Statement or within seven days after the establishment of the IRA, except, if the IRA is established more than seven days after receipt of the IRA Disclosure Statement, the account may not be revoked. Distributions from the account (except for the pro-rata portion of any nondeductible contributions) are fully taxable as ordinary income in the year received. Excess contributions removed after the tax-filing deadline, plus extensions, for the year in which the excess contributions were made are subject to a 6% excise tax on the amount of excess. Premature distributions (distributions made before age 59 1/2, except for death, disability and certain other limited circumstances) will be subject to a 10% excise tax on the amount prematurely distributed, in addition to the income tax resulting from the distribution. For information concerning the applicability of a CDSC upon redemption of Class B Shares and Class C Shares, see Contingent Deferred Sales Charge - Class B Shares and Class C Shares.

         Effective January 1, 1997, the 10% premature distribution penalty will not apply to distributions from an IRA that are used to pay medical expenses in excess of 7.5% of adjusted gross income or to pay health insurance premiums by an individual who has received unemployment compensation for 12 consecutive weeks. In addition, effective January 1, 1998, the new law allows for premature distribution without a 10% penalty if (i) the amounts are used to pay qualified higher education expenses (including graduate level courses) of the taxpayer, the taxpayer's spouse or any child or grandchild of the taxpayer or the taxpayer's spouse, or (ii) used to pay acquisition costs of a principle residence for the purchase of a first-time home by the taxpayer, taxpayer's spouse or any child or grandchild of the taxpayer or the taxpayer's spouse. A qualified first-time homebuyer is someone who has had no ownership interest in a residence during the past two years. The aggregate amount of distribution for first-time home purchases cannot exceed a lifetime cap of $10,000.

Simplified Employee Pension Plan ("SEP/IRA")
         A SEP/IRA may be established by an employer who wishes to sponsor a tax-sheltered retirement program by making contributions on behalf of all eligible employees. Each of the Classes is available for investment by a SEP/IRA.

Salary Reduction Simplified Employee Pension Plan ("SAR/SEP")
         Although new SAR/SEP plans may not be established after December 31, 1996, existing plans may continue to be maintained by employers having 25 or fewer employees. An employer may elect to make additional contributions to such existing plans.

Prototype 401(k) Defined Contribution Plan
         Section 401(k) of the Code permits employers to establish qualified plans based on salary deferral contributions. Effective January 1, 1997, non-governmental tax-exempt organizations may establish 401(k) plans. Plan documents are available to enable employers to establish a plan. An employer may also elect to make profit sharing contributions and/or matching contributions with investments in only Class A Shares and Class C Shares or certain other funds in the Delaware Investments family. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table the Prospectuses for the Fund Classes.

         Deferred Compensation Plan for Public Schools and Non-Profit Organizations ("403(b)(7)")
         Section 403(b)(7) of the Code permits public school systems and certain non-profit organizations to use mutual fund shares held in a custodial account to fund deferred compensation arrangements for their employees. A custodial account agreement is available for those employers who wish to purchase shares of any of the Classes in conjunction with such an arrangement. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table the Prospectuses for the Fund Classes.

Deferred Compensation Plan for State and Local Government Employees ("457")
         Section 457 of the Code permits state and local governments, their agencies and certain other entities to establish a deferred compensation plan for their employees who wish to participate. This enables employees to defer a portion of their salaries and any federal (and possibly state) taxes thereon. Such plans may invest in shares of the Fund. Although investors may use their own plan, there is available a Delaware Investments 457 Deferred Compensation Plan. Interested investors should contact the Distributor or their investment dealers to obtain further information. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table in the Prospectuses for the Fund Classes.

SIMPLE IRA
         A SIMPLE IRA combines many of the features of an IRA and a 401(k) Plan but is easier to administer than a typical 401(k) Plan. It requires employers to make contributions on behalf of their employees and also has a salary deferral feature that permits employees to defer a portion of their salary into the plan on a pre-tax basis. A SIMPLE IRA is available only to plan sponsors with 100 or fewer employees.

SIMPLE 401(k)
         A SIMPLE 401(k) is like a regular 401(k) except that it is available only to plan sponsors 100 or fewer employees and, in exchange for mandatory plan sponsor contributions, discrimination testing is no longer required. Class B Shares are not available for purchase by such plans.

DETERMINING OFFERING PRICE AND NET ASSET VALUE

         Orders for purchases of Class A Shares are effected at the offering price next calculated by the Fund in which shares are being purchased after receipt of the order by the Fund or its agent. Orders for purchases of Class B Shares, Class C Shares and the Institutional Classes are effected at the net asset value per share next calculated after receipt of the order by the Fund in which shares are being purchased or its agent. See Distribution and Service under Investment Management Agreement and Sub-Advisory Agreements. Selling dealers have the responsibility of transmitting orders promptly.

         The offering price for Class A Shares consists of the net asset value per share plus any applicable sales charges. Offering price and net asset value are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except for days when the following holidays are observed: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, the Funds will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.

         An example showing how to calculate the net asset value per share and, in the case of Class A Shares, the offering price per share, is included in a Fund's financial statements which are incorporated by reference into this Part B.

         Each Fund's net asset value per share is computed by adding the value of all the securities and other assets in the Fund's portfolio, deducting any liabilities of the Fund, and dividing by the number of Fund shares outstanding. Expenses and fees are accrued daily. In determining a Fund's total net assets, portfolio securities primarily listed or traded on a national or foreign securities exchange, except for bonds, are valued at the last sale price on that exchange. Exchange traded options are valued at the last reported sale price or, if no sales are reported, at the mean between bid and asked prices. Non-exchange traded options are valued at fair value using a mathematical model. Futures contracts are valued at their daily quoted settlement price. For valuation purposes, foreign currencies and foreign securities denominated in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars based on rates in effect that day. Securities not traded on a particular day, over-the-counter securities, and government and agency securities are valued at the mean value between bid and asked prices. Money market instruments having a maturity of less than 60 days are valued at amortized cost. Debt securities (other than short-term obligations) are valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Foreign securities currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by independent pricing service. Use of a pricing service has been approved by the Board of Trustees. Prices provided by a pricing service take into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Subject to the foregoing, for securities for which market quotations are not readily available and other assets the Manager uses methods approved by the Board of Trustees that are designed to price securities at their fair market value.

         Each Class of a Fund will bear, pro-rata, all of the common expenses of that Fund. The net asset values of all outstanding shares of each Class of a Fund will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in that Fund represented by the value of shares of that Class. All income earned and expenses incurred by a Fund, will be borne on a pro-rata basis by each outstanding share of a Class, based on each Class' percentage in that Fund represented by the value of shares of such Classes, except that Institutional Classes will not incur any of the expenses under Adviser Funds 12b-1 Plans and Class A Shares, Class B Shares and Class C Shares alone will bear the 12b-1 Plan expenses payable under their respective Plans. Due to the specific distribution expenses and other costs that will be allocable to each Class, the net asset value of each Class of a Fund will vary.

REDEMPTION AND EXCHANGE

         You can redeem or exchange your shares in a number of different ways. The exchange service is useful if your investment requirements change and you want an easy way to invest in other equity funds, tax-advantaged funds, bond funds or money market funds. This service is also useful if you are anticipating a major expenditure and want to move a portion of your investment into a fund that has the checkwriting feature. Exchanges are subject to the requirements of each fund and all exchanges of shares constitute taxable events. Further, in order for an exchange to be processed, shares of the fund being acquired must be registered in the state where the acquiring shareholder resides. You may want to consult your financial adviser or investment dealer to discuss which funds in Delaware Investments will best meet your changing objectives, and the consequences of any exchange transaction. You may also call the Delaware Investments directly for fund information.

         Your shares will be redeemed or exchanged at a price based on the net asset value next determined after a Fund receives your request in good order, subject, in the case of a redemption, to any applicable CDSC or Limited CDSC. For example, redemption or exchange requests received in good order after the time the offering price and net asset value of shares are determined will be processed on the next business day. See the Prospectuses. A shareholder submitting a redemption request may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount. In the case of such a request, and in the case of certain redemptions from retirement plan accounts, a Fund will redeem the number of shares necessary to deduct the applicable CDSC in the case of Class B Shares and Class C Shares, and, if applicable, the Limited CDSC in the case of Class A Shares and tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC or Limited CDSC. Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.

         Except as noted below, for a redemption request to be in "good order," you must provide your account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the fund in which you want to invest the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Shareholder Service Center at 800-523-1918. Each Fund may suspend, terminate, or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.

         In addition to redemption of Fund shares, the Distributor, acting as agent of the Funds, offers to repurchase Fund shares from broker/dealers acting on behalf of shareholders. The redemption or repurchase price, which may be more or less than the shareholder's cost, is the net asset value per share next determined after receipt of the request in good order by the respective Fund, its agent, or certain authorized persons, subject to applicable CDSC or Limited CDSC. This is computed and effective at the time the offering price and net asset value are determined. See Determining Offering Price and Net Asset Value. The Funds and the Distributor end their business days at 5 p.m., Eastern time. This offer is discretionary and may be completely withdrawn without further notice by the Distributor.

         Orders for the repurchase of Fund shares which are submitted to the Distributor prior to the close of its business day will be executed at the net asset value per share computed that day (subject to the applicable CDSC or Limited CDSC), if the repurchase order was received by the broker/dealer from the shareholder prior to the time the offering price and net asset value are determined on such day. The selling dealer has the responsibility of transmitting orders to the Distributor promptly. Such repurchase is then settled as an ordinary transaction with the broker/dealer (who may make a charge to the shareholder for this service) delivering the shares repurchased.

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

         Payment for shares redeemed will ordinarily be mailed the next business day, but in no case later than seven days, after receipt of a redemption request in good order by the Fund or certain other authorized persons (see Distribution and Service under Investment Management Agreement and Sub-Advisory Agreements); provided, however, that each commitment to mail or wire redemption proceeds by a certain time, as described below, is modified by the qualifications described in the next paragraph.

         Each Fund will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. Each Fund will honor redemption requests as to shares for which a check was tendered as payment, but a Fund will not mail or wire the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to 15 days from the purchase date. You can avoid this potential delay if you purchase shares by wiring Federal Funds. Each Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.

         If a shareholder has been credited with a purchase by a check which is subsequently returned unpaid for insufficient funds or for any other reason, the Fund involved will automatically redeem from the shareholder's account the shares purchased by the check plus any dividends earned thereon. Shareholders may be responsible for any losses to a Fund or to the Distributor.

         In case of a suspension of the determination of the net asset value because the New York Stock Exchange is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practical, or it is not reasonably practical for a Fund fairly to value its assets, or in the event that the SEC has provided for such suspension for the protection of shareholders, a Fund may postpone payment or suspend the right of redemption or repurchase. In such case, the shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the net asset value next determined after the suspension has been terminated.

         Payment for shares redeemed or repurchased may be made either in cash or kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued as described in Determining Offering Price and Net Asset Value. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, Adviser Funds has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of such Fund during any 90-day period for any one shareholder.

         The value of a Fund's investments is subject to changing market prices. Thus, a shareholder reselling shares to a Fund may sustain either a gain or loss, depending upon the price paid and the price received for such shares.

         Certain redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value, below. Class B Shares of the Funds are subject to a CDSC of (i) 5% if shares are redeemed within one year of purchase; (ii) 4% if shares are redeemed during the second year after purchase (iii) 3% if shares are redeemed during the third or fourth year following purchase; (iv) 2% if shares are redeemed during the fifth year following purchase; and (v) 1% if shares are redeemed during the sixth year following purchase. Class C Shares are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. See Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Purchasing Shares. Except for the applicable CDSC or Limited CDSC and, with respect to the expedited payment by wire described below for which, in the case of the Fund Classes, there may be a bank wiring cost, neither the Funds nor the Distributor charges a fee for redemptions or repurchases, but such fees could be charged at any time in the future.

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

         Holders of Class B Shares or Class C Shares that exchange their shares ("Original Shares") for shares of other funds in the Delaware Investments (in each case, "New Shares") in a permitted exchange, will not be subject to a CDSC that might otherwise be due upon redemption of the Original Shares. However, such shareholders will continue to be subject to the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the Original Shares as described in this Part B and any CDSC assessed upon redemption will be charged by the fund from which the Original Shares were exchanged. In an exchange of Class B Shares from a Fund, the Fund's CDSC schedule may be higher than the CDSC schedule relating to the New Shares acquired as a result of the exchange. For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor held the Original Shares is added to the period of time that an investor held the New Shares. With respect to Class B Shares, the automatic conversion schedule of the Original Shares may be longer than that of the New Shares. Consequently, an investment in New Shares by exchange may subject an investor to the higher 12b-1 fees applicable to Class B Shares of a Fund for a longer period of time than if the investment in New Shares were made directly.

Written Redemption
         You can write to each Fund at 1818 Market Street, Philadelphia, PA 19103 to redeem some or all of your shares. The request must be signed by all owners of the account or your investment dealer of record. For redemptions of more than $50,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Funds require a signature by all owners of the account and a signature guarantee for each owner. A signature guarantee can be obtained from a commercial bank, a trust company or a member of a Securities Transfer Association Medallion Program ("STAMP"). Each Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Funds may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.

         Payment is normally mailed the next business day after receipt of your redemption request. If your Class A Shares or Institutional class shares are in certificate form, the certificate(s) must accompany your request and also be in good order. Certificates are issued for Class A Shares and Institutional Class Shares only if a shareholder submits a specific request. Certificates are not issued for Class B Shares or Class C Shares.

Written Exchange
         You may also write to each Fund (at 1818 Market Street, Philadelphia, PA 19103) to request an exchange of any or all of your shares into another mutual fund in Delaware Investments, subject to the same conditions and limitations as other exchanges noted above.

Telephone Redemption and Exchange
         To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you choose to have your Class A Shares or Institutional class shares in certificate form, you may redeem or exchange only by written request and you must return your certificates.

         The Telephone Redemption - Check to Your Address of Record service and the Telephone Exchange service, both of which are described below, are automatically provided unless you notify the Fund in which you have your account in writing that you do not wish to have such services available with respect to your account. Each Fund reserves the right to modify, terminate or suspend these procedures upon 60 days' written notice to shareholders. It may be difficult to reach the Funds by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.

         Neither the Funds nor their Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, each Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, such Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Telephone instructions received by the Fund Classes are generally tape recorded, and a written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.

Telephone Redemption--Check to Your Address of Record
         The Telephone Redemption feature is a quick and easy method to redeem shares. You or your investment dealer of record can have redemption proceeds of $50,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next business day after receipt of the redemption request. This service is only available to individual, joint and individual fiduciary-type accounts.

Telephone Redemption--Proceeds to Your Bank
         Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, you must complete an Authorization Form and have your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next business day. If the proceeds are wired to the shareholder's account at a bank which is not a member of the Federal Reserve System, there could be a delay in the crediting of the funds to the shareholder's bank account. A bank wiring fee be deducted from Fund Class redemption proceeds. If you ask for a check, it will normally be mailed the next business day after receipt of your redemption request to your predesignated bank account. There are no separate fees for this redemption method, but the mail time may delay getting funds into your bank account. Simply call the Shareholder Service Center prior to the time the offering price and net asset value are determined, as noted above.

Telephone Exchange
         The Telephone Exchange feature is a convenient and efficient way to adjust your investment holdings as your liquidity requirements and investment objectives change. You or your investment dealer of record can exchange your shares into other funds in Delaware Investments under the same registration, subject to the same conditions and limitations as other exchanges noted above. As with the written exchange service, telephone exchanges are subject to the requirements of each fund, as described above. Telephone exchanges may be subject to limitations as to amounts or frequency.

         The telephone exchange privilege is intended as a convenience to shareholders and is not intended to be a vehicle to speculate on short-term swings in the securities market through frequent transactions in and out of the funds in the Delaware Investments family. Telephone exchanges may be subject to limitations as to amounts or frequency. The Transfer Agent and each Fund reserve the right to record exchange instructions received by telephone and to reject exchange requests at any time in the future.

MoneyLine(SM) On Demand
         You or your investment dealer may request redemptions of Fund shares by phone using MoneyLine(SM) On Demand. When you authorize a Fund to accept such requests from you or your investment dealer, funds will be deposited to (for share redemptions) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern time. There is a $25 minimum and $50,000 maximum limit for MoneyLine (SM) On Demand transactions. See MoneyLine(SM) On Demand under Investment Plans.

Right to Refuse Timing Accounts
         With regard to accounts that are administered by market timing services ("Timing Firms") to purchase or redeem shares based on changing economic and market conditions ("Timing Accounts"), the Funds will refuse any new timing arrangements, as well as any new purchases (as opposed to exchanges) in Delaware Investments funds from Timing Firms. A Fund reserves the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any person whose transactions seem to follow a timing pattern who: (i) makes an exchange request out of the Fund within two weeks of an earlier exchange request out of the Fund, or (ii) makes more than two exchanges out of the Fund per calendar quarter, or (iii) exchanges shares equal in value to at least $5 million, or more than 1/4 of 1% of the Fund's net assets. Accounts under common ownership or control, including accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be aggregated for purposes of the exchange limits.

Restrictions on Timed Exchanges
          Timing Accounts operating under existing timing agreements may only execute exchanges between the following eight Delaware Investments funds: (1) Delaware Decatur Equity Income Fund, (2) Delaware Growth and Income Fund, (3) Delaware Balanced Fund, (4) Delaware Limited-Term Government Fund, (5) Delaware Tax-Free USA Fund, (6) Delaware Cash Reserve Fund, (7) Delaware Delchester Fund and (8) Delaware Tax-Free Pennsylvania Fund. No other Delaware Investments funds are available for timed exchanges. Assets redeemed or exchanged out of Timing Accounts in Delaware Investments funds not listed above may not be reinvested back into that Timing Account. Each Fund reserves the right to apply these same restrictions to the account(s) of any person whose transactions seem to follow a time pattern (as described above).

         Each Fund also reserves the right to refuse the purchase side of an exchange request by any Timing Account, person, or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchanges may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to a Fund and therefore may be refused.

         Except as noted above, only shareholders and their authorized brokers of record will be permitted to make exchanges or redemptions.

Systematic Withdrawal Plans
         Shareholders of Class A Shares, Class B Shares and Class C Shares who own or purchase $5,000 or more of shares at the offering price, or net asset value, as applicable, for which certificates have not been issued may establish a Systematic Withdrawal Plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although the Funds do not recommend any specific amount of withdrawal. This is particularly useful to shareholders living on fixed incomes, since it can provide them with a stable supplemental amount. This $5,000 minimum does not apply for a Fund's prototype retirement plans. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder's account and sufficient full and fractional shares will be redeemed at the net asset value calculated on the third business day preceding the mailing date.

         Checks are dated either the 1st or the 15th of the month, as selected by the shareholder (unless such date falls on a holiday or a weekend), and are normally mailed within two business days. Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of the Class at net asset value. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor's savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital, and the share balance may in time be depleted, particularly in a declining market. Shareholders should not purchase additional shares while participating in a Systematic Withdrawal Plan.

         The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated. Premature withdrawals from retirement plans may have adverse tax consequences.

Withdrawals under this plan made concurrently with the purchases of additional shares may be disadvantageous to the shareholder. Purchases of Class A Shares through a periodic investment program in a fund managed by the Manager must be terminated before a Systematic Withdrawal Plan with respect to such shares can take effect, except if the shareholder is Delaware Investments funds which do not carry a sales charge. Redemptions of Class A Shares pursuant to a Systematic Withdrawal Plan may be subject to a Limited CDSC if the purchase was made at net asset value and a dealer's commission has been paid on that purchase. The applicable Limited CDSC for Class A Shares and CDSC for Class B and C Shares redeemed via a Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subjected to the applicable contingent deferred sales charge, including an assessment for previously redeemed amounts under the Plan. Whether a waiver of the contingent deferred sales charge is available or not, the first shares to be redeemed for each Systematic Withdrawal Plan payment will be those not subject to a contingent deferred sales charge because they have either satisfied the required holding period or were acquired through the reinvestment of distributions.

         An investor wishing to start a Systematic Withdrawal Plan must complete an authorization form. If the recipient of Systematic Withdrawal Plan payments is other than the registered shareholder, the shareholder's signature on this authorization must be guaranteed. Each signature guarantee must be supplied by an eligible guarantor institution. The Funds reserve the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.

         Systematic Withdrawal Plan payments are normally made by check. In the alternative, you may elect to have your payments transferred from your Fund account to your predesignated bank account through the MoneyLine (SM) Direct Deposit Service. Your funds will normally be credited to your bank account up to four business days after the payment date. There are no separate fees for this redemption method. It may take up to four business days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Funds do not charge a fee for any this service; however, your bank may charge a fee. This service is not available for retirement plans.

         The Systematic Withdrawal Plan is not available for the Institutional Class of each Fund. Shareholders should consult with their financial advisers to determine whether a Systematic Withdrawal Plan would be suitable for them.

Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value
         For purchases of $1,000,000 or more made on or after July 1, 1998, a Limited CDSC will be imposed on certain redemptions of Class A Shares (or shares into which such Class A Shares are exchanged) according to the following schedule: (1) 1.00% if shares are redeemed during the first year after the purchase; and (2) 0.50% if such shares are redeemed during the second year after the purchase, if such purchases were made at net asset value and triggered the payment by the Distributor of the dealer's commission described above.

         The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of : (1) the net asset value at the time of purchase of the Class A Shares being redeemed or (2) the net asset value of such Class A Shares at the time of redemption. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of the Class A Shares even if those shares are later exchanged for shares of another Delaware Investments fund and, in the event of an exchange of Class A Shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares acquired in the exchange.

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

         Redemptions of such Class A Shares held for more than two years will not be subjected to the Limited CDSC and an exchange of such Class A Shares into another Delaware Investments fund will not trigger the imposition of the Limited CDSC at the time of such exchange. The period a shareholder owns shares into which Class A Shares are exchanged will count towards satisfying the two-year holding period. The Limited CDSC is assessed if such two year period is not satisfied irrespective of whether the redemption triggering its payment is of Class A Shares of a Fund or Class A Shares acquired in the exchange.

         In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation. All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Waiver of Limited Contingent Deferred Sales Charge - Class A Shares
         The Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in the following instances: (i) redemptions that result from a Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) distributions to participants from a retirement plan qualified under section 401(a) or 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"), or due to death of a participant in such a plan; (iii) redemptions pursuant to the direction of a participant or beneficiary of a retirement plan qualified under section 401(a) or 401(k) of the Code with respect to that retirement plan; (iv) periodic distributions from an IRA, SIMPLE IRA, or 403(b)(7) or 457 Deferred Compensation Plan due to death, disability, or attainment of age 59 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; (v) returns of excess contributions to an IRA;
(vi) distributions by other employee benefit plans to pay benefits; (vii) distributions described in (ii), (iv), and (vi) above pursuant to a systematic withdrawal plan; (viii) distributions form an account if the redemption results from a death of a registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed; and (ix) redemptions by the classes of shareholders who are permitted to purchase shares at net asset value, regardless of the size of the purchase (see Buying Class A Shares at Net Asset Value under Purchasing Shares).

Waiver of Contingent Deferred Sales Charge - Class B Shares
         The CDSC is waived on certain redemptions of Class B Shares in connection with the following redemptions: (i) redemptions that result from a Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, SIMPLE IRA, SEP/IRA, or 403(b)(7) or 457 Deferred Compensation Plan; (iii) periodic distributions from an IRA, SIMPLE IRA, SAR/SEP, SEP/IRA, or 403(b)(7) or 457 Deferred Compensation Plan due to death, disability or attainment of age 59 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; and (iv) distributions from an account if the redemption results from the death of a registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in
Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

Waiver of Contingent Deferred Sales Charge -Class C Shares
         The CDSC on Class C Shares is waived in connection with the following redemptions: (i) redemptions that result from the Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, SIMPLE IRA, 403(b)(7) or 457 Deferred

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

Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan, or 401(k) Defined Contribution plan; (iii) periodic distributions from a 403(b)(7) or 457 Deferred Compensation Plan upon attainment of age 59 1/2, Profit Sharing Plan, Money Purchase Plan, 401(k) Defined Contribution Plan upon attainment of age 70 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; (iv) distributions from a 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, or 401(k) Defined Contribution Plan, under hardship provisions of the plan; (v) distributions from a 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan or a 401(k) Defined Contribution Plan upon attainment of normal retirement age under the plan or upon separation from service; (vi) periodic distributions from an IRA or SIMPLE IRA on or after attainment of age 59 1/2; and (vii) distributions from an account if the redemption results from the death of a registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

                                      * * *

         In addition, the CDSC will be waived on Class A Shares, Class B Shares and Class C Shares redeemed in accordance with a Systematic Withdrawal Plan if the annual amount selected to be withdrawn under the Plan does not exceed 12% of the value of the account on the date that the Systematic Withdrawal Plan was established or modified.

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

DIVIDENDS, DISTRIBUTIONS AND TAXES

         The following supplements the information in each Prospectus under the heading Dividends, Distributions and Taxes.

          Under the Taxpayer Relief Act of 1997 (the "1997 Act"), as revised by the Internal Revenue Service Restructuring and Reform Act of 1998 (the "1998 Act") and the Omnibus Consolidated and Emergency Supplemental Appropriations Act, a Fund is required to track its sales of portfolio securities and to report its capital gain distributions to you according to the following categories:

         "Long-term capital gains": gains on securities sold after December 31, 1997 and held for more than 12 months as capital assets in the hands of the holder are taxed at the 20% rate when distributed to shareholders (10% for individual investors in the 15% bracket).

         "Short-term capital gains": Gains on securities sold by a Fund that do not meet the long-term holdings period are considered short term capital gains and are taxable as ordinary income.

         "Qualified 5-year gains": For individuals in the 15% bracket, qualified five-year gains are net gains on securities held for more than 5 years which are sold after December 31, 2000. For individuals who are subject to tax at higher rate brackets, qualified five-year gains are net gains on securities which are purchased after December 31, 2000 and are held for more than five years. Taxpayers subject to tax at a higher rate brackets may also make an election for shares held on January 1, 2001 to recognize gain on their shares in order to qualify such shares as qualified five-year property. These gains will be taxable to individual investors at a maximum rate of 18% for investors in the 28% or higher federal income tax brackets, and at a maximum rate of 8% for investors in the 15% federal income tax bracket when sold after the five-year holding period.

         Any loss incurred on the redemption or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends distributed to you with respect to your Fund shares and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

          All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

          If you redeem some or all of yours shares in a Fund, and then reinvest the sales proceeds in such Fund or in another Delaware Investments fund within 90 days of buying the original shares, the sales charge that would otherwise apply to your reinvestment may be reduced or eliminated. The IRS will require you to report gain or loss on the redemption of your original shares in a Fund. In doing so, all or a portion of the sales charge that you paid for your original shares in a Fund will be excluded from your tax basis in the shares sold (for the purpose of determining gain or loss upon the sale of such shares). The portion of the sales charge excluded will equal the amount that the sales charge is reduced on your reinvestment. Any portion of the sales charge excluded from your tax basis in the shares sold will be added to the tax basis of the shares you acquire from your reinvestment.

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

Tax Information Concerning Each Fund
         Each Fund has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Code. As such, a Fund will not be subject to federal income tax, or to any excise tax, to the extent its earnings are distributed as provided in the Code and it satisfies other requirements relating to the sources of its income and diversification of its assets. In order to qualify as a regulated investment company for federal income tax purposes, each Fund must meet certain specific requirements, including:

         (i) A Fund must maintain a diversified portfolio of securities, wherein no security (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of that Fund's total assets, and, with respect to 50% of that Fund's total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of that Fund's total assets;

         (ii) A Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of stock and securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies;

         (iii) A Fund must distribute to its shareholders at least 90% of its investment company taxable income and net tax-exempt income for each of its fiscal years, and

         (iv) A Fund must realize less than 30% of its gross income for each fiscal year from gains from the sale of securities and certain other assets that have been held by the Fund for less than three months ("short-short income"). The "1997 Act" repealed the 30% short-short income test for tax years of regulated investment companies beginning after August 5, 1997; however, this rule may have continuing effect in some states for purposes of classifying the Fund as a regulated investment company.

         The Code requires a Fund to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the 12 month period ending October 31 (in addition to amounts from the prior year that were neither distributed nor taxed to such
Fund) to shareholders by December 31 of each year in order to avoid federal excise taxes. The Funds intend as a matter of policy to declare and pay sufficient dividends in December or January (which are treated by shareholders as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

         The straddle rules of Section 1092 may apply. Generally, the straddle provisions require the deferral of losses to the extent of unrecognized gains related to the offsetting positions in the straddle. Excess losses, if any, can be recognized in the year of loss. Deferred losses will be carried forward and recognized in the year that unrealized losses exceed unrealized gains.

         The 1997 Act has also added new provisions for dealing with transactions that are generally called "Constructive Sale Transactions." Under these rules, the Fund must recognize gain (but not loss) on any constructive sale of an appreciated financial position in stock, a partnership interest or certain debt instruments. The Fund will generally be treated as making a constructive sale when it: 1) enters into a short sale on the same or substantially identical property; 2) enters into an offsetting notional principal contract; or 3) enters into a futures or forward contract to deliver the same or substantially identical property. Other transactions (including certain financial instruments called collars) will be treated as constructive sales as provided in Treasury regulations to be published. There are also certain exceptions that apply for transactions that are closed before the end of the 30th day after the close of the taxable year.

         Investment in Foreign Currencies and Foreign Securities--The Funds are authorized to invest certain limited amounts in foreign securities. Such investments, if made, will have the following additional tax consequences to each Fund:

         Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income (including dividends), or accrues expenses which are denominated in a foreign currency, and the time a Fund actually collects such income or pays such expenses generally are treated as ordinary income or loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, forward contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of its disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's net investment company taxable income, which, in turn, will affect the amount of income to be distributed to you by a Fund.

         If a Fund's Section 988 losses exceed a Fund's other investment company taxable income during a taxable year, a Fund generally will not be able to make ordinary dividend distributions to you for that year, or distributions made before the losses were realized will be recharacterized as return of capital distributions for federal income tax purposes, rather than as an ordinary dividend or capital gain distribution. If a distribution is treated as a return of capital, your tax basis in your Fund shares will be reduced by a like amount (to the extent of such basis), and any excess of the distribution over your tax basis in your Fund shares will be treated as capital gain to you.

         The 1997 Act generally requires that foreign income be translated into U.S. dollars at the average exchange rate for the tax year in which the transactions are conducted. Certain exceptions apply to taxes paid more than two years after the taxable year to which they relate. This new law may require a Fund to track and record adjustments to foreign taxes paid on foreign securities in which it invests. Under a Fund's current reporting procedure, foreign security transactions are recorded generally at the time of each transaction using the foreign currency spot rate available for the date of each transaction. Under the new law, a Fund will be required to record at fiscal year end (and at calendar year end for excise tax purposes) an adjustment that reflects the difference between the spot rates recorded for each transaction and the year-end average exchange rate for all of a Fund's foreign securities transactions. There is a possibility that the mutual fund industry will be given relief from this new provision, in which case no year-end adjustments will be required.

         The Funds may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of the total assets of a Fund at the end of its fiscal year are invested in securities of foreign corporations, a Fund may elect to pass-through to you your pro rata share of foreign taxes paid by a Fund. If this election is made, you will be: (i) required to include in your gross income your pro rata share of foreign source income (including any foreign taxes paid by a Fund); and (ii) entitled to either deduct your share of such foreign taxes in computing your taxable income or to claim a credit for such taxes against your U.S. income tax, subject to certain limitations under the Code. You will be informed by a Fund at the end of each calendar year regarding the availability of any such foreign tax credits and the amount of foreign source income (including any foreign taxes paid by a Fund). If a Fund elects to pass-through to you the foreign income taxes that it has paid, you will be informed at the end of the calendar year of the amount of foreign taxes paid and foreign source income that must be included on your federal income tax return. If a Fund invests 50% or less of its total assets in securities of foreign corporations, it will not be entitled to pass-through to you your pro-rata shares of foreign taxes paid by a Fund. In this case, these taxes will be taken as a deduction by a Fund, and the income reported to you will be the net amount after these deductions. The 1997 Act also simplifies the procedures by which investors in funds that invest in foreign securities can claim tax credits on their individual income tax returns for the foreign taxes paid by a Fund. These provisions will allow investors who pay foreign taxes of $300 or less on a single return or $600 or less on a joint return during any year (all of which must be reported on IRS Form 1099-DIV from a Fund to the investor) to claim a tax credit against their U.S. federal income tax for the amount of foreign taxes paid by a Fund. This process will allow you, if you qualify, to bypass the burdensome and detailed reporting requirements on the foreign tax credit schedule (Form 1116) and report your foreign taxes paid directly on page 2 of Form 1040. This simplified procedure was not available until calendar year 1998.

         Investment in Passive Foreign Investment Company securities--The Funds may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives an "excess distribution" with respect to PFIC stock, the Fund itself may be subject to U.S. federal income tax on a portion of the distribution, whether or not the corresponding income is distributed by a Fund to you. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC shares. A Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years, and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. In this case, you would not be permitted to claim a credit on your own tax return for the tax paid by a Fund. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain distribution might have been classified as capital gain. This may have the effect of increasing Fund distributions to you that are treated as ordinary dividends rather than long-term capital gain dividends.

         A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC during such period. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, the 1997 Act provides for another election that would involve marking-to-market the Fund's PFIC shares at the end of each taxable year (and on certain other dates as prescribed in the Code), with the result that unrealized gains would be treated as though they were realized. The Fund would also be allowed an ordinary deduction for the excess, if any, of the adjusted basis of its investment in the PFIC stock over its fair market value at the end of the taxable year. This deduction would be limited to the amount of any net mark-to-market gains previously included with respect to that particular PFIC security. If a Fund were to make this second PFIC election, tax at the Fund level under the PFIC rules would generally be eliminated.

         The application of the PFIC rules may affect, among other things, the amount of tax payable by a Fund (if any), the amounts distributable to you by a Fund, the time at which these distributions must be made, and whether these distributions will be classified as ordinary income or capital gain distributions to you.

         You should be aware that it is not always possible at the time shares of a foreign corporation are acquired to ascertain that the foreign corporation is a PFIC, and that there is always a possibility that a foreign corporation will become a PFIC after a Fund acquires shares in that corporation. While a Fund will generally seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will do so and it reserves the right to make such investments as a matter of its fundamental investment policy.

         Most foreign exchange gains are classified as ordinary income which will be taxable to you as such when distributed. Similarly, you should be aware that any foreign exchange losses realized by a Fund, including any losses realized on the sale of foreign debt securities, are generally treated as ordinary losses for federal income tax purposes. This treatment could increase or reduce a Fund's income available for distribution to you, and may cause some or all of a Fund's previously distributed income to be classified as a return of capital.

Taxation of Shareholders

         Dividends of net investment income and distributions of net realized short-term capital gains will be taxable to shareholders as ordinary income for federal income tax purposes, whether received in cash or reinvested in additional shares. Dividends received by corporate shareholders will qualify for the dividends-received deduction only to the extent that each Fund designates the amount distributed as a dividend and the amount so designated does not exceed the aggregate amount of dividends received by the Funds from domestic corporations for the taxable year. The federal dividends-received deduction for corporate shareholders may be further reduced or disallowed if the shares with respect to which dividends are received are treated as debt-financed or are deemed to have been held for less than 46 days.

         Foreign countries may impose withholding and other taxes on dividends and interest paid to the Funds with respect to investments in foreign securities. However, certain foreign countries have entered into tax conventions with the U.S. to reduce or eliminate such taxes.

         Distributions of long-term capital gains will be taxable to shareholders as such, whether paid in cash or reinvested in additional shares and regardless of the length of time that the shareholder has held his or her interest in one of the Funds. If a shareholder receives a distribution taxable as long-term capital gain with respect to his or her investment in a Fund and redeems or exchanges the shares before he or she has held them for more than six months, any loss on the redemption or exchange that is less than or equal to the amount of the distribution will be treated as a long-term capital loss.

         Investors considering buying shares of a Fund just prior to a record date for a taxable dividend or capital gain distribution should be aware that, regardless of whether the price of the Fund shares to be purchased reflects the amount of the forthcoming dividend or distribution payment, any such payment will be a taxable dividend or distribution payment. This is of particular concern for investors in the Equity Funds since these Funds may make distributions on an annual basis.

         Each Fund will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or of gross proceeds from redemptions paid to any shareholder who has provided either an incorrect tax identification number or no number at all, or who is subject to withholding by the Internal Revenue Service for failure to properly include on his tax return payments of interest or dividends. This withholding, known as backup withholding, is not an additional tax, and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

         Certain investments and hedging activities of the Funds, including transactions in options, futures contracts, hedging transactions, forward contracts, straddles, foreign currencies, and foreign securities will be subject to special tax rules. See Option Transactions, Straddles and Wash Sales, below. In a given case, these rules may accelerate income to a Fund, defer losses to a Fund, cause adjustments in the holding periods of a Fund's securities, convert short-term capital losses into long-term capital losses, or otherwise affect the character of a Fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of a Fund.

         Certain securities purchased by the Funds (such as STRIPS, CUBES, TRs, TIGRs and CATS), are sold at original issue discount and do not make periodic cash interest payments. A Fund will be required to include as part of its current income the imputed interest on such obligations even though a Fund has not received any interest payments on such obligations during that period. Because a Fund distributes all of its net investment income to its shareholders (including such imputed interest), a Fund may have to sell securities in order to generate the cash necessary for the required distributions. Such sales may occur at a time when the Manager or sub-adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

         The foregoing is only a summary of some of the important federal tax considerations generally affecting purchasers of shares of each Fund of Adviser Funds Further tax information regarding Overseas Equity and Delaware New Pacific Funds are included in following sections of this Part B. No attempt is made to present a detailed explanation of the federal income tax treatment of each Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, prospective purchasers of shares of a Fund are urged to consult their tax advisors with specific reference to their own tax situation, including the potential application of state and local taxes.

Options Transactions
         When a Fund writes a call option, an amount equal to the premium received by it is included in the Fund's assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which a Fund has written expires on its stipulated expiration date, or if a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. Any such gain or loss is a short-term capital gain or loss for federal income tax purposes. If a call option which a Fund has written is exercised, the Fund realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received.

         The premium paid by a Fund for the purchase of a put option is recorded in the section of the Fund's assets and liabilities as an investment and subsequently adjusted daily to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation. If a put option which a Fund has purchased expires on the stipulated expiration date, that Fund realizes a long- or short-term capital loss for federal income tax purposes in the amount of the cost of the option. If the Fund sells the put option, it realizes a long- or short-term capital gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. However, since the purchase of a put option is treated as a short sale for federal income tax purposes, the holding period of the underlying security will be affected by such a purchase.

Futures Contracts
         The initial margin deposits made when entering into futures contracts are recognized as assets due from the broker. During the period the futures contract is open, changes in the value of the contract will be reflected at the end of each day.

         Regulated futures contracts held by the Fund at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes. Any unrealized gain or loss on futures contracts will therefore be recognized and deemed to consist of 60% long-term capital gain or loss and 40% short-term capital gain or loss. Therefore, adjustments are made to the tax basis in the futures contract to reflect the gain or loss recognized at year end.

Straddles
         The Code contains rules applicable to "straddles," that is, "offsetting positions in actively traded personal property." Such personal property includes offsetting puts of the same class, section 1256 contracts or other investment contracts. Where applicable, the straddle rules generally override the other provisions of the Code. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions (although certain covered call options would not be treated as part of a straddle). The Funds are authorized to enter into covered call and covered put positions. Depending on what other investments are held by a Fund, at the time it enters into one of the above transactions, the Fund may create a straddle for purposes of the Code.

Wash Sales
         "Wash sale" rules will apply to prevent the recognition of loss with respect to a position where an identical or substantially identical position has been acquired 30 days prior to or 30 days after the date of the loss.

         The foregoing is only a summary of certain federal tax considerations generally affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisers with specific reference to their own tax situations, including their state and local tax liabilities.

INVESTMENT MANAGEMENT AGREEMENT AND SUB-ADVISORY AGREEMENTS

         Delaware Management Company ("Delaware Management") located at One Commerce Square, Philadelphia, PA 19103, furnishes investment management services to Delaware New Pacific Fund and Delaware Overseas Equity Fund.

         Delaware Management and its predecessors have been managing the funds in Delaware Investments since 1938. On November 30, 1999, Delaware Management, Delaware International and their affiliates within Delaware Investments were managing in the aggregate more than $45 billion in assets in the various institutional or separately managed approximately $26,625,560,000 and investment company approximately $18,776,030,000 accounts.

         The Investment Management Agreement for each Fund is dated November 23, 1999 and was approved by the initial shareholder on that date. The Agreement has an initial term of two years and may be further renewed after their initial terms only so long as such renewal and continuance are specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund to which the Agreement relates, and only if the terms of the renewal thereof have been approved by the vote of a majority of the trustees of Adviser Funds who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable without penalty on 60 days' notice by the trustees of Adviser Funds or by the Manager. The Agreement will terminate automatically in the event of its assignment.


         The Manager manages each Fund's investments. The compensation payable by each Fund for investment management services is equal to (on an annual basis) as follows:

         --------------------------------------------------------------------------------------------------------
         Fund                             Fee
         --------------------------------------------------------------------------------------------------------
         Delaware New Pacific Fund        0.85% on the first $500 million of average daily net
                                          assets, 0.80% on the next $500 million; 0.75% on the next $1.5 billion; 0.70% on the average daily net assets in excess of $2.5 billion
         -------------------------------- -----------------------------------------------------------------------
         Delaware Overseas Equity Fund    0.85% on the first $500 million of average daily net assets, 0.80% on the next $500 million; 0.75% on the next $1.5 billion; 0.70% on the average daily net assets in excess of $2.5 billion
         --------------------------------------------------------------------------------------------------------

         On October 31, 1999, the total net assets of the Funds were as follows:

         Delaware New Pacific Fund           $20,064,297
         -------------------------------------------------
         Delaware Overseas Equity Fund       $ 3,581,189

         Investment management fees were paid by the Funds for the last three fiscal years as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                          October 31, 1999                October 31, 1998                October 31, 1997
------------------------------------------------------------------------------------------------------------------------------------
Delaware New Pacific Fund                 $110,931 earned                 $50,696 earned                  $118,010 earned
                                          $28,667 paid                    $-0- paid                       $109,011 paid
                                          $82,264 waived                  $50,696 waived                  $8,999 waived
------------------------------------------------------------------------------------------------------------------------------------
Delaware Overseas Equity Fund             $3,890 earned                   $46,051 earned                  $176,619 earned
                                          $ -0- paid                      $-0- paid                       $176,619 paid
                                          $31,890 waived                  $46,051 waived                  -$0- waived
------------------------------------------------------------------------------------------------------------------------------------

         Beginning May 1, 1998, the Manager elected voluntarily to waive that portion, if any, of the annual management fees payable by each Fund and to pay a Fund for its expenses to the extent necessary to ensure that the total operating expenses of the Fund do not exceed on an annualized basis 1.55% for Delaware Overseas Equity Fund and 1.70% for Delaware New Pacific Fund, in each case as a percentage of average net assets (exclusive of 12b-1 Plan expenses, taxes, interest, brokerage commissions and extraordinary expenses) through October 31, 1998. These voluntary waivers and payments of expenses have been extended through November 8, 1999 for each Fund. Beginning November 9 1999, the Manager elected voluntarily to limit such expenses for the Funds in order to present total operating expenses (including any 12b-1 fees, taxes, interest, brokerage fees and extraordinary expenses) from exceeding 1.70% of average daily net assets in the case of Delaware Overseas Equity Fund and 2.00% of average daily net assets in the case of Delaware New Pacific Fund. These voluntary waivers will be in effect through October 31, 2000.

         The Manager had voluntarily committed to waive its fees or pay expenses for the Funds beginning as of the close of business May 3, 1996 through April 30, 1998 to the extent necessary to ensure that the total operating expenses of the Fund do not exceed on an annualized basis 1.50%. The cap for each Fund was lowered from that maintained by the previous investment manager by 0.05%, reflecting the reduction from 0.35% to 0.30% of the 12b-1 fees payable by the Funds with respect to Class A Shares. The expense waivers and/or payments will be reevaluated by the Manager periodically.

Sub-Advisers
         The following registered investment advisers serve as sub-advisers to the Funds: Delaware International Advisers Ltd. serves as sub-adviser of Delaware Overseas Equity Fund; and AIB Govett, Inc. serves as sub-adviser of Delaware New Pacific Fund.

         During the past three fiscal years, the Sub-Advisers received fees from the Manager in the following amounts:

                                                                      October 31
                                                        1999             1998             1997
                                                        ----             ----             ----
         Delaware International Advisers Ltd.          $28,814         $36,840         $132,730
         AIB Govett, Inc.                               67,275          31,685           73,483

         Delaware International Adviser Ltd. was established in 1990 and began serving as Sub-Adviser to Delaware Overseas Equity Fund on September 15, 1997. Delaware International Advisers Ltd. provides investment advisory services to certain other funds available from Delaware Investments and to institutional clients. As of October 31, 1998, Delaware International Advisers Ltd. had total assets under management in excess of $8 billion. Under the Sub-Advisory Agreement, Delaware Management pays Delaware International Advisers Ltd. receives 80% of the fees it receive under its Investment Management Agreement with Delaware Overseas Equity Fund.

         AIB Govett, Inc. is a unit of AIB Asset Management Holdings Limited, a majority owned subsidiary of Allied Irish Bank plc ("AIB"), Ireland's largest bank. AIB Govett, Inc. coordinates with its offices and affiliates worldwide, including AIB Govett Asset Management Limited in London to provide asset management, client service, marketing and business development for AIB's North American asset management business. AIB Govett, Inc. has been an investment adviser to clients such as investment trusts, investment companies, mutual funds and pension funds since its inception in the 1920s. As of November 30, 1999, AIB Govett, Inc. had assets under management in excess of $16.8 billion. Under the Sub-Advisory Agreement, AIB Govett, Inc. receives on an annual basis 0.50% of the average daily net assets of the Fund.

         Delaware International and Delaware are controlled and indirectly, wholly owned by Delaware Management Holdings, Inc.

         Except for those expenses borne by the Manager under the Investment Management Agreement and the Distributor under the Distribution Agreements, each Fund is responsible for all of its own expenses. Among others, these include each Fund's proportionate share of rent and certain other administrative expenses; the investment management fees; transfer and dividend disbursing agent fees and costs; custodian expenses; federal and state securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders.

Distribution and Service
         The Distributor, Delaware Distributors, L.P. (which formerly conducted business as Delaware Distributors, Inc.), located at 1818 Market Street, serves as the national distributor of the shares of each Fund under separate agreements dated as of November 23, 1999. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by each Fund on behalf of its respective Class A Shares, Class B Shares and Class C Shares under the 12b-1 Plan for each class.

         The Transfer Agent, Delaware Service Company, Inc., another affiliate of the Manager located at 1818 Market Street, Philadelphia, PA 19103, serves as the shareholder servicing, dividend disbursing and transfer agent for each Fund under an agreement dated November 23, 1998. The Transfer Agent provides accounting services to the Funds pursuant to the terms of a separate Fund Accounting Agreement. The Transfer Agent is also an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

         The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders in addition to the Transfer Agent. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the behalf of the Funds. For purposes of pricing, the Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order.

OFFICERS AND TRUSTEES

         The business and affairs of Adviser Funds are managed under the direction of its Board of Trustees.

         Certain officers and trustees of Adviser Funds hold identical positions in each of the other funds in the Delaware Investments family. As of December 31, 1999, the officers and trustees of Adviser Funds, as a group, owned less than 1% of the outstanding shares of Class A Shares, Class B Shares, Class C Shares and Institutional Class Shares of each Fund.

         As of December 31, 1999, management believes the following accounts held 5% or more of a Class of shares of a Fund:


Class                      Name and Address of Account                                Share Amount            Percentage
-----                      ---------------------------                                ------------            ----------
Delaware  Overseas         RS Money Purchase Pension Plan                               17,904.880                 6.06%
 Equity Fund A Class       Windermere Retirement Plan
                           c/o Delpac 16th Floor
                           1818 Market Street
                           Philadelphia, PA 19103-3638

Delaware Overseas          Merrill Lynch, Pierce, Fenner & Smith                        11,448.450                 7.24%
Equity Fund B Class        For the Sole Benefit of its Customers
                           Attn: Fund Administration
                           4800 Deer Lake Drive East, 2nd Floor
                           Jacksonville, FL 32246-6484

                            DMTC C/F The Rollover IRA of                                 9,195.000                 5.82%
                           Carl W. Niederwimmer
                           301 NW 73rd Terrace
                           Gladstone, MO 64118-1675

Delaware Overseas          NFSC FEBO #BW1-437271                                         5,896.470                19.38%
Equity Fund C Class        Haus Geborgenheit Ltd.
                           A Partnership
                           2305 Versailles Ct
                           Heath, TX 75032-7670

                           RS Tri-Country Air Conditioning & Heating Inc.                2,110.000                 6.93%
                           401(k) Plan
                           Attn: Retirement Plans
                           1818 Market Street
                           Philadelphia, PA 19103-3638

                           Merrill Lynch, Pierce, Fenner & Smith                         2,076.890                 6.82%
                           For the Sole Benefit of its Customers
                           Attn: Fund Administration #97JY8
                           4800 Deer Lake Drive East, 2nd Floor
                           Jacksonville, FL 32246-6484

Class                      Name and Address of Account                                Share Amount            Percentage
-----                      ---------------------------                                ------------            ----------
Delaware  Overseas         NFSC                                                        1,694.260                 5.57%
Equity Fund C Class        FBO Chester M. Boltwood
                           and Karen A. Boltwood
                           BNW-302864
                           828 Cobblestone Cir.
                           Modesto, CA 95355-4501

Delaware Overseas          RS DMC Employee Profit Sharing Plan                         9,921.780                81.21%
Equity Fund                Delaware Management Co.
Institutional Class        Employee Profit Sharing Trust
                           c/o Rick Seidel
                           1818 Market Street
                           Philadelphia, PA 19103-3682

                           Light and Company                                           1,547.830                12.66%
                           C/o Allfirst Trust Company NA
                           Security Processing 109-911
                           P.O. Box 1596
                           Baltimore, MD 21203-1596

                           Lincoln National Investment Management                        747.680                 6.11%
                           Attn: David Humes 3RO3
                           200 East Berry Street
                           Fort Wayne, IN 46802-2706

Delaware  New Pacific      Merrill Lynch, Pierce, Fenner & Smith                      51,510.360                34.04%
Fund C Class               For the Sole Benefit of its Customers
                           Attn: Fund Administration SEC #97JY9
                           4800 Deer Lake Drive East, 2nd Floor
                           Jacksonville, FL 32246-6484

                           NFSC FEBO #BTK-945137                                      16,801.730                11.10%
                           NFSC/FMTC IRA Rollover
                           FBO Susan J. Chokel
                           826 Hanover Rd.
                           Gates Mills, OH 44040-9602

                           NFSC FEBO #BTK-329550                                      14,726.510                 9.73%
                           Susan J. Chokel TTEE
                           Susan J. Chokel Trust
                           U/A 12/8/97
                           826 Hanover Rd.
                           Gates Mills, OH 44040-9602

Class                      Name and Address of Account                                Share Amount            Percentage
Delaware  New Pacific      NFSC FEBO #BNX-040185                                       8,517.890                 5.62%
 Fund C Class              Jack B. Smyth
                           517 Clermont Ave.
                           Dallas, TX 75223-1207

                           NFSC FEBO #BNX-043591                                       7,595.380                 5.01%
                           Bette Smyth TTEE
                           Bette Smyth Trust
                           U/A 7/12/98
                           517 Clermont Ave.
                           Dallas, TX 75223-1207

Delaware  New Pacific      RS DMC Employee Profit Sharing Plan                       143,482.310                98.35%
Fund Institutional         Delaware Management Co.
Class                      Employee Profit Sharing Trust
                           c/o Rick Seidel
                           1818 Market Street
                           Philadelphia, PA 19103-3682


         DMH Corp., Delvoy, Inc., Delaware Management Business Trust, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Management Company, Inc., Delaware Investment Advisers (a series of Delaware Management Business Trust), Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Management Trust Company, Delaware International Holdings Ltd., Founders Holdings, Inc., Delaware International Advisers Ltd., Delaware Capital Management, Inc. and Retirement Financial Services, Inc. are direct or indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc. ("DMH"). On April 3, 1995, a merger between DMH and a wholly owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. DMH and the Manager are now indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National. Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.

         Trustees and principal officers of Adviser Funds are noted below along with their ages and their business experience for the past five years. Unless otherwise noted, the address of each officer and trustee is One Commerce Square, Philadelphia, PA 19103.




---------------------------------------------------------------------------------------------------------------------------
Trustee and Officer                         Business Experience
------------------------------------------- -------------------------------------------------------------------------------
*Wayne A. Stork (62)                        Chairman, Trustee/Director of Adviser Funds and each of the other 32 investment companies in the Delaware Investments family.

                                            Prior to January 1, 1999, Mr. Stork was Director of Delaware Capital
                                            Management, Inc.; Chairman, President and Chief Executive Officer and
                                            Director/Trustee of DMH Corp., Delaware Distributors, Inc. and Founders
                                            Holdings, Inc.; Chairman, President, Chief Executive Officer, Chief
                                            Investment Officer and Director/Trustee of Delaware Management Company, Inc.
                                            and Delaware Management Business Trust; Chairman, President, Chief Executive
                                            Officer and Chief Investment Officer of Delaware Management Company (a series of Delaware Management Business Trust); Chairman, Chief Executive Officer and
                                            Chief Investment Officer of Delaware Investment Advisers (a series of
                                            Delaware Management Business Trust); Chairman and Chief Executive Officer of
                                            Delaware International Advisers Ltd.; Chairman, Chief Executive Officer and
                                            Director of Delaware International Holdings Ltd.; Chief Executive Officer of
                                            Delaware Management Holdings, Inc.; President and Chief Executive Officer of
                                            Delvoy, Inc.; Chairman of Delaware Distributors, L.P.; Director of Delaware
                                            Service Company, Inc. and Retirement Financial Services, Inc.  Prior to
                                            January 1, 2000, Mr. Stork was Chairman and Director of Delaware Management
                                            Holdings, Inc. and Director of Delaware International Advisers Ltd.

                                            In addition, during the five years prior to January 1, 2000, Mr. Stork has served in various executive capacities at different times within the
                                            Delaware organization.
---------------------------------------------------------------------------------------------------------------------------

----------------------
* Trustee affiliated with Adviser Funds' investment manager and considered an "interested person" as defined in the 1940 Act.

--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
Trustee and Officer                         Business Experience
------------------------------------------- -------------------------------------------------------------------------------
*David K. Downes (60)                       President, Chief Executive Officer, Chief Operating Officer, Chief Financial
                                            Officer and Trustee/Director of Adviser Funds and each of the other 32 investment companies in the Delaware Investments family.

                                            President and Director of Delaware Management Company, Inc.

                                            President of Delaware Management Company (a series of Delaware Management
                                            Business Trust)

                                            President, Chief Executive Officer and Director of Delaware Capital
                                            Management, Inc.

                                            Chairman, President, Chief Executive Officer and Director of Delaware
                                            Service Company, Inc.

                                            President, Chief Operating Officer, Chief Financial Officer and Director of
                                            Delaware International Holdings Ltd.

                                            Chairman and Director of Delaware Management Trust Company and Retirement
                                            Financial Services, Inc.

                                            Executive Vice President, Chief Operating Officer, Chief Financial Officer
                                            of Delaware Management Holdings, Inc., Founders CBO Corporation, Delaware
                                            Investment Advisers (a series of Delaware Management Business Trust) and
                                            Delaware Distributors, L.P.

                                            Executive Vice President, Chief Operating Officer, Chief Financial Officer
                                            and Director of DMH Corp., Delaware Distributors, Inc., Founders Holdings,
                                            Inc. and Delvoy, Inc.

                                            Executive Vice President and Trustee of Delaware Management Business Trust

                                            Director of Delaware International Advisers Ltd.

                                            During the past five years, Mr. Downes has served in various executive capacities at different times within the Delaware organization.

---------------------------------------------------------------------------------------------------------------------------

----------------------
* Trustee affiliated with Adviser Funds' investment manager and considered an "interested person" as defined in the 1940 Act.

--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
Trustee                                     Business Experience
------------------------------------------- -------------------------------------------------------------------------------
Walter P. Babich (72)                       Trustee/Director Adviser Funds and each of the other 32 investment companies in the Delaware Investments family

                                            460 North Gulph Road, King of Prussia, PA 19406

                                            Board Chairman, Citadel Constructors, Inc.

                                            From 1986 to 1988, Mr. Babich was a partner of Irwin & Leighton and from
                                            1988 to 1991, he was a partner of I&L Investors.
------------------------------------------- ------------------------------------------------------------------------------
John H. Durham (62)                         Trustee/Director of Adviser Funds and 18 other investment companies in the
                                            Delaware Investments family

                                            Private Investor.

                                            P.O. Box 819, Gwynedd Valley, PA 19437

                                            Mr. Durham served as Chairman of the Board of each fund in the Delaware
                                            Investments family from 1986 to 1991; President of each fund from 1977 to
                                            1990; and Chief Executive Officer of each fund from 1984 to 1990. Prior to
                                            1992, with respect to Delaware Management Holdings, Inc., Delaware
                                            Management Company, Delaware Distributors, Inc. and Delaware Service
                                            Company, Inc., Mr. Durham served as a director and in various executive capacities at different times. He was also a Partner of Complete Care
                                            Services from 1995 to 1999.
------------------------------------------- -------------------------------------------------------------------------------
Anthony D. Knerr (61)                       Trustee/Director of Adviser Funds and each of the 32 other investment companies in the Delaware Investments family.

                                            500 Fifth Avenue, New York, NY  10110

                                            Founder and Managing Director, Anthony Knerr & Associates

                                            From 1982 to 1988, Mr. Knerr was Executive Vice President/Finance and
                                            Treasurer of Columbia University, New York.  From 1987 to 1989, he was also a lecturer in English at the University.  In addition, Mr. Knerr was Chairman of The Publishing Group, Inc., New York, from 1988 to 1990.  Mr. Knerr founded The Publishing Group, Inc. in 1988.
------------------------------------------- -------------------------------------------------------------------------------
Ann R. Leven (59)                           Trustee/Director of Adviser Funds and each of the other 32 other investment companies in the Delaware Investments family

                                            785 Park Avenue, New York, NY  10021

                                            Retired Treasurer, National Gallery of Art

                                            From 1994 to 1999, Ms. Leven was the Treasurer of the National Gallery of
                                            Art and from 1990 to 1994, Ms. Leven was Deputy Treasurer of the National
                                            Gallery of Art. In addition, from 1984 to 1990, Ms. Leven was Treasurer and
                                            Chief Fiscal Officer of the Smithsonian Institution, Washington, DC, and
                                            from 1975 to 1992, she was Adjunct Professor of Columbia Business School.
---------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------
Trustee                                     Business Experience
------------------------------------------- -------------------------------------------------------------------------------
Thomas F. Madison (63)                      Trustee/Director of Adviser  Funds and each of the other 32 investment companies in the Delaware Investments family

                                            200 South Fifth Street, Suite 2100, Minneapolis, Minnesota 55402

                                            President and Chief Executive Officer, MLM Partners, Inc.

                                            Mr. Madison has also been Chairman of the Board of Communications Holdings,
                                            Inc. since 1996.  From February to September 1994, Mr. Madison served as Vice
                                            Chairman--Office of the CEO of The Minnesota Mutual Life Insurance Company and
                                            from 1988 to 1993, he was President of U.S. WEST Communications--Markets.
------------------------------------------- -------------------------------------------------------------------------------
Charles E. Peck (74)                        Trustee/Director of Adviser Funds and each of the other 32 investment companies in the Delaware Investments family

                                            P.O. Box 1102, Columbia, MD  21044

                                            Secretary/Treasurer, Enterprise Homes, Inc.

                                            From 1981 to 1990, Mr. Peck was Chairman and Chief Executive Officer of The
                                            Ryland Group, Inc., Columbia, MD.
------------------------------------------- -------------------------------------------------------------------------------
Janet L. Yeomans (51)                       Trustee/Director of Adviser Funds and 32 other investment companies in the
                                            Delaware Investments family.

                                            Building 220-13W-37, St. Paul, MN 55144

                                            Vice President and Treasurer, 3M Corporation.

                                            From 1987-1994, Ms. Yeomans was Director of Benefit Funds and Financial
                                            Markets for the 3M Corporation; Manager of Benefit Fund Investments for the
                                            3M Corporation, 1985-1987; Manager of Pension Funds for the 3M Corporation,
                                            1983-1985; Consultant--Investment Technology Group of Chase Econometrics,
                                            1982-1983; Consultant for Data Resources, 1980-1982; Programmer for the
                                            Federal Reserve Bank of Chicago, 1970-1974.
---------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Officer                          Business Experience
-------------------------------- ---------------------------------------------------------------------------------------------------
Richard G. Unruh, Jr. (60)       Executive Vice President and Chief Investment Officer, Equity of Adviser Funds, each of the other 32 investment companies in the Delaware Investments family

                                 Chief Executive Officer/Chief Investment Officer of Delaware Investment Advisers (a
                                 series of Delaware Management Business Trust)

                                 Executive Vice President of Delaware Management Holdings, Inc. and Delaware Capital
                                 Management, Inc.

                                 Executive Vice President/Chief Investment Officer of Delaware Management Company (a
                                 series of Delaware Management Business Trust)

                                 Executive Vice President and Trustee of Delaware Management Business Trust

                                 Director of Delaware International Advisers Ltd.

                                 During the past five years, Mr. Unruh has served in various executive capacities at different times within the Delaware organization.
-------------------------------- ---------------------------------------------------------------------------------------------------
H. Thomas McMeekin (46)          Executive Vice President and Chief Investment Officer, Fixed Income of Adviser Funds
                                 and each of the other 32 investment companies in the Delaware Investments family.

                                 Director of Delaware Management Holdings, Inc. and Founders CBO Corporation.

                                 Executive Vice President/Chief Investment Officer, DMC-Fixed Income of Delaware
                                 Management Company (a series of Delaware Management Business Trust)

                                 Executive Vice President/Chief Investment Officer, DIA-Fixed Income of Delaware Investment
                                 Advisers (a series of Delaware Management Business Trust)

                                 Executive Vice President and Director of Founders Holdings, Inc.

                                 Executive Vice President of Delaware Management Business Trust and Delaware Capital
                                 Management, Inc.

                                 Mr. McMeekin joined Delaware Investments in 1999. During the past five years, he has also served in various executive capacities for Lincoln National Corporation.
-------------------------------- ---------------------------------------------------------------------------------------------------
Richard J. Flannery (42)         Executive Vice President/General Counsel of Adviser Funds and each of the other 32 investment companies in the Delaware Investments family, Delaware Management Holdings,
                                 Inc., Delaware Distributors, L.P., Delaware Management Company (a series of Delaware
                                 Management Business Trust), Delaware Investment Advisers (a series of Delaware
                                 Management Business Trust) and Founders CBO Corporation.

                                 Executive Vice President/General Counsel and Director of Delaware International
                                 Holdings Ltd., Founders Holdings, Inc., Delvoy, Inc., DMH Corp., Delaware Management
                                 Company, Inc., Delaware Service Company, Inc., Delaware Capital Management, Inc.,
                                 Retirement Financial Services, Inc., Delaware Distributors, Inc. and Delaware
                                 Management Trust Company.

                                 Executive Vice President and Trustee of Delaware Management Business Trust.

                                 Director of Delaware International Advisers Ltd.

                                 Director of HYPPCO Finance Company Ltd.

                                 During the past five years, Mr. Flannery has served in various executive capacities at different times within the Delaware organization.
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Officer                            Business Experience
---------------------------------- -------------------------------------------------------------------------------------------------
Eric E. Miller (46)                Senior Vice President/Deputy General Counsel and Secretary of Adviser Funds and each of the other 32 investment companies in Delaware Investments.

                                   Senior Vice President/Deputy General Counsel and Assistant Secretary of Delaware Management
                                   Holdings, Inc., DMH Corp., Delvoy, Inc., Delaware Management Company, Inc., Delaware Management
                                   Business Trust, Delaware Management Company (a series of Delaware Management Business Trust),
                                   Delaware Investment Advisers (a series of Delaware Management Business Trust), Delaware Service
                                   Company, Inc., Delaware Capital Management, Inc., Retirement Financial Services, Inc., Delaware
                                   Distributors, Inc., Delaware Distributors, L.P. and Founders Holdings, Inc.

                                   During the past five years, Mr. Miller has served in various executive capacities at different times within Delaware Investments.
---------------------------------- -------------------------------------------------------------------------------------------------
Joseph H. Hastings (50)            Senior Vice President/Corporate Controller of Adviser Funds and each of the other 32 investment companies in the Delaware Investments family and Delaware Investment Advisers (a series of
                                   Delaware Management Business Trust)

                                   Senior Vice President/Corporate Controller and Treasurer of Delaware Management Holdings, Inc.,
                                   DMH Corp., Delvoy , Inc., Delaware Management Company, Inc., Delaware Management Business Trust,
                                   Delaware Management Company (a series of Delaware Management Business Trust), Delaware
                                   Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Capital
                                   Management, Inc., Delaware International Holdings Ltd., Founders Holdings, Inc. and Delaware
                                   Management Business Trust

                                   Executive Vice President/Chief Financial Officer/Treasurer of Delaware Management Trust Company

                                   Senior Vice President/Assistant Treasurer of Founders CBO Corporation

                                   Chief Financial Officer of Retirement Financial Services, Inc.

                                   During the past five years, Mr. Hastings has served in various executive capacities at different times within the Delaware organization.
---------------------------------- -------------------------------------------------------------------------------------------------
Michael P. Bishof (37)             Senior Vice President and Treasurer of Adviser Funds and each of the other 32 investment companies in the Delaware Investments family.

                                   Senior Vice President/Investment Accounting of Delaware Management Company (a series of Delaware
                                   Management Business Trust), Delaware Service Company, Inc. and Delaware Capital Management, Inc.
                                   and Founders Holdings, Inc.

                                   Senior Vice President and Treasurer/ Investment Accounting of Delaware Distributors, L.P. and
                                   Delaware Investment Advisers (a series of Delaware Management Business Trust)

                                   Senior Vice President/Manager of Investment Accounting of Delaware International Holdings, Inc.

                                   Senior Vice President and Assistant Treasurer of Founders CBO Corporation

                                   Before joining Delaware Investments in 1995, Mr. Bishof was a Vice President for Bankers Trust,
                                   New York, NY from 1994 to 1995, a Vice President for CS First Boston Investment Management, New
                                   York, NY from 1993 to 1994 and an Assistant Vice President for Equitable Capital Management
                                   Corporation, New York, NY from 1987 to 1993.
------------------------------------------------------------------------------------------------------------------------------------

         The following is a compensation table listing for each trustee entitled to receive compensation, the aggregate compensation received from Adviser Funds and the total compensation received from all investment companies in the Delaware Investments family for which he or she serves as a director or trustee for the fiscal year ended October 31, 1999 and an estimate of annual benefits to be received upon retirement under the Delaware Group Retirement Plan for Directors/Trustees as of October 31, 1999. Only the independent trustees of Adviser Funds receive compensation from the Funds.

-----------------------------------------------------------------------------------------------------------------------------
                                                            Pension or
                                                            Retirement
                                                              Benefits                                      Total
                                                              Accrued             Estimated              Compensation
                                        Aggregate            as Part of            Annual                    from
                                       Compensation           Adviser             Benefits                 Delaware
                                       from Adviser            Funds                Upon                 Investments
Name(3)                                   Funds               Expenses          Retirement(1)            Companies(2)
---------------------------------- --------------------- ------------------- -------------------- ---------------------------
Walter P. Babich                           $739                 none               $38,000                 $42,975
---------------------------------- --------------------- ------------------- -------------------- ---------------------------
John H. Durham                             $734                 none               $32,180                 $42,975
---------------------------------- --------------------- ------------------- -------------------- ---------------------------
Anthony D. Knerr                           $849                 none               $38,000                 $49,012
---------------------------------- --------------------- ------------------- -------------------- ---------------------------
Ann R. Leven                               $854                 none               $38,000                 $49,858
---------------------------------- --------------------- ------------------- -------------------- ---------------------------
Thomas F. Madison                          $850                 none               $38,000                 $49,012
---------------------------------- --------------------- ------------------- -------------------- ---------------------------
Charles E. Peck                            $843                 none               $38,000                 $47,607
---------------------------------- --------------------- ------------------- -------------------- ---------------------------
Janet L. Yeomans(4)                        $574                 none               $38,000                 $27,820
-----------------------------------------------------------------------------------------------------------------------------

(1) Under the terms of the Delaware Group Retirement Plan for Directors/Trustees, each disinterested director/trustee who, at the time of his or her retirement from the Board, has attained the age of 70 and served on the Board for at least five continuous years, is entitled to receive payments from each investment company in the Delaware Investments family for which he or she serves as a director or trustee for a period equal to the lesser of the number of years that such person served as a director or trustee or the remainder of such person's life. The amount of such payments will be equal, on an annual basis, to the amount of the annual retainer that is paid to directors/trustees of each investment company at the time of such person's retirement. If an eligible director/trustee retired as of October 31, 1999, he or she would be entitled to annual payments totaling the amount noted above, in the aggregate, from all of the investment companies in the Delaware Investments family for which he or she served as director or trustee, based on the number of investment companies in the Delaware Investments family as of that date.

(2) Each independent director/trustee (other than John H. Durham) currently receives a total annual retainer fee of $38,000 for serving as a director or trustee for all 33 investment companies in Delaware Investments, plus $3,143 for each Board Meeting attended. John H. Durham currently receives a total annual retainer fee of $32,180 for serving as a director or trustee for 19 investment companies in Delaware Investments, plus $1,810 for each Board Meeting attended. Ann R. Leven, Charles E. Peck, Anthony D. Knerr and Thomas
    F. Madison serve on the Fund's audit committee; Ms. Leven is the chairperson. Members of the audit committee currently receive additional annual compensation of $5,000 from all investment companies, in the aggregate, with the exception of the chairperson, who receives $6,000.

(3) W. Thacher Longstreth served as an independent trustee of Adviser Funds during its last fiscal year for the period November 1, 1998 through March 17, 1999, the date on which he retired. For this period, Mr. Longstreth received $350 from Adviser Funds and $14,314 for all investment companies in the Delaware Investments family.

(4) Janet L Yeomans joined the Boards of all investment companies in the Delaware Investments family in March 1999 for some funds and in April 1999 for other funds.

GENERAL INFORMATION

         Adviser Funds is an open-end management investment company. The Fund's portfolio of assets is diversified as defined by the 1940 Act. Adviser Funds was organized as a Maryland corporation on August 10, 1993 and reorganized as a Delaware business trust on November 23, 1999.

          The Manager is the investment manager of the Funds. The Manager also provides investment management services to certain of the other funds in the Delaware Investments family. An affiliate of the Manager also manages private investment accounts. While investment decisions of the Funds are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Funds.

         The Manager or Delaware International Advisers Ltd. also manages the investment options for Delaware-Lincoln Choice Plus and Delaware Medallion (SM) III Variable Annuities. Choice Plus is issued and distributed by Lincoln National Life Insurance Company. Choice Plus offers a variety of different investment styles managed by leading money managers. Medallion is issued by Allmerica Financial Life Insurance and Annuity Company (First Allmerica Financial Life Insurance Company in New York and Hawaii). Delaware Medallion offers various investment series ranging from domestic equity funds, international equity and bond funds and domestic fixed income funds. Each investment series available through Choice Plus and Medallion utilizes an investment strategy and discipline the same as or similar to one of the Delaware Investments mutual funds available outside the annuity. See Delaware Group Premium Fund in Appendix A.

         Access persons and advisory persons of the Delaware Investments family of funds, as those terms are defined in SEC Rule 17j-1 under the 1940 Act, who provide services to the Manager, Delaware International or their affiliates, are permitted to engage in personal securities transactions subject to the exceptions set forth in Rule 17j-1 and the following general restrictions and procedures: (1) certain blackout periods apply to personal securities transactions of those persons; (2) transactions must receive advance clearance and must be completed on the same day as the clearance is received; (3) certain persons are prohibited from investing in initial public offerings of securities and other restrictions apply to investments in private placements of securities;
(4) opening positions by certain covered persons in certain securities may only be closed-out at a profit after a 60-day holding period has elapsed; and (5) the Compliance Officer must be informed periodically of all securities transactions and duplicate copies of brokerage confirmations and account statements must be supplied to the Compliance Officer.

         The Distributor acts as national distributor for each of the Funds and for the other mutual funds in the Delaware Investments family. The Distributor ("DDLP") received net commissions from each Fund on behalf of Class A Shares, after reallowances to dealers, as follows:

                               Delaware Overseas Equity Fund
                                      Class A Shares
                                  Total
              Fiscal             Amount of           Amounts              Net
              Year             Underwriting         Reallowed         Commission
              Ended             Commissions        to Dealers           to DDLP
              -----             -----------        ----------           -------
              10/31/99            $8,397               $7,203           $1,194
              10/31/98             8,093                6,838            1,255
              10/31/97            15,657                3,194           12,463

                               Delaware New Pacific Fund
                                      Class A Shares
                                  Total
              Fiscal             Amount of           AmountsNet
              Year             Underwriting         Reallowed         Commission
              Ended             Commissions        to Dealers           to DDLP
              -----             -----------        ----------           -------
              10/31/99           $57,720              $49,254           $8,466
              10/31/98            53,408               44,672            8,736
              10/31/97            28,375                5,847           22,528

         The Distributor received in the aggregate Limited CDSC payments with respect to Class A Shares of each Fund as follows:

                                   Limited CDSC Payments
              Fiscal
              Year       Delaware Overseas Equity    Delaware New Pacific
              Ended            Fund A Class             Fund A Class
              -----            -------------            ------------
              10/31/99             none                    none
              10/31/98             none                    none
              10/31/97             none                    none

         The Distributor received in the aggregate CDSC payments with respect to Class B Shares of each Fund as follows:

                                       CDSC Payments
              Fiscal
              Year       Delaware Overseas Equity     Delaware New Pacific
              Ended           Fund B Class               Fund B Class
              -----           -------------              ------------
              10/31/99            $5,834                   $7,565
              10/31/98             1,541                    4,704
              10/31/97             2,815                    4,476

         The Distributor received in the aggregate CDSC payments with respect to Class C Shares of each Fund as follows:

                                                       CDSC Payments
              Fiscal
              Year       elaware Overseas Equity      Delaware New Pacific
              Ended           Fund C Class                Fund C Class
              -----           -------------               ------------
              10/31/99            $678                       $607
              10/31/98              60                        325
              10/31/97              24                         33

         The Transfer Agent, an affiliate of the Manager, acts as shareholder servicing, dividend disbursing and transfer agent for each Fund and for the other mutual funds in the Delaware Investments family. The Transfer Agent is paid a fee by each Fund for providing these services consisting of an annual per account charge of $5.50 for each Fund plus transaction charges for particular services according to a schedule. Compensation is fixed each year and approved by the Board of Trustees, including a majority of the unaffiliated trustees. The Transfer Agent also provides accounting services to each Fund. Those services include performing all functions related to calculating each Fund's net asset value and providing all financial reporting services, regulatory compliance testing and the related accounting services. For its services, the Transfer Agent is paid a fee based on total assets of all funds in the Delaware Investments family for which it provides such accounting services. Such fee is equal to 0.25% multiplied by the total amount of assets in the complex for which the Transfer Agent furnishes accounting services, where such aggregate complex assets are $10 billion or less, and 0.20% of assets if such aggregate complex assets exceed $10 billion. The fees are charged to each fund, including each Fund, on an aggregate pro-rata basis. The asset-based fee payable to the Transfer Agent is subject to a minimum fee calculated by determining the total number of investment portfolios and associated classes.

         The Manager and its affiliates own the name "Delaware Group." Under certain circumstances, including the termination of Adviser Funds' advisory relationship with the Manager or its distribution relationship with the Distributor, the Manager and its affiliates could cause Adviser Funds to delete the words "Delaware Group" from Adviser Funds' name.

         The Chase Manhattan Bank ("Chase"), 4 Chase Metrotech Center, Brooklyn, NY 11245, is custodian of each Fund's securities and cash. As custodian for the Fund, Chase maintains a separate account or accounts for each Fund; receives, holds and releases portfolio securities on account of each Fund; receives and disburses money on behalf of each Fund; and collects and receives income and other payments and distributions on account of each Fund's portfolio securities.

Capitalization
         Adviser Funds has a present unlimited authorized number of shares of beneficial interest with no par value allocated to each Class. Adviser Funds also offers Delaware U.S. Growth Fund through a separate Prospectus and Statement of Additional Information. Each Class represents a proportionate interest in the assets of the Fund, and each has the same voting and other rights and preferences as the other classes of the Fund, except that shares of the Institutional Class may not vote on any matter that affects the Fund Classes' Distribution Plans under Rule 12b-1. Similarly, as a general matter, shareholders of Class A Shares, Class B Shares and Class C Shares may vote only on matters affecting the 12b-1 Plan that relates to the class of shares that they hold. However, Class B Shares may vote on any proposal to increase materially the fees to be paid by the Fund under the Rule 12b-1 Plan relating to Class A Shares. General expenses of the Fund will be allocated on a pro-rata basis to the classes according to asset size, except that expenses of the Plans of Class A Shares, Class B Shares and Class C Shares will be allocated solely to those classes.

         All shares have no preemptive rights, are fully transferable and, when issued, are fully paid and nonassessable and, except as described above, have equal voting rights.

         On November 29, 1993, the name Lincoln Renaissance Funds, Inc. was changed to Lincoln Advisor Funds, Inc.

         As of the close of business on May 3, 1996, the changes of the names of the funds were as follows: Lincoln U.S. Growth Portfolio to U.S. Growth Fund; Lincoln World Growth Portfolio to World Growth Fund; and Lincoln New Pacific Portfolio to New Pacific Fund. In addition, as of the close of business May 3, 1996, the name of Lincoln Advisor Funds, Inc. was changed to Delaware Group Adviser Funds As of December 18, 1997, the name of Word Growth Fund changed to Overseas Equity Fund. As of August 16, 1999, the names of U.S. Growth Fund, Overseas Equity Fund and New Pacific Fund changed to Delaware U.S. Growth Fund, Delaware Overseas Equity Fund and Delaware New Pacific Fund. Corresponding changes were also made to the names of each fund's classes on that date. Effective November 23, 1999, the name of Delaware Group Adviser Funds, Inc. was changed to Delaware Group Adviser Funds.

EURO
         Several European countries are participating in the European Economic and Monetary Union, which established a common European currency for participating countries. This currency is commonly known as the "Euro." Each participating country replaced its previous currency with the Euro on January 1,

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1999. Additional European countries may elect to participate after that date. In addition, full implementation of the Euro will extend over a period of several years. Initial implementation of the Euro occurred on January 1, 1999 without disruption of services provided to each Fund. Each Fund's service providers cooperated over the implementation weekend and following weeks to reconcile their records and procedures. Going forward, if a Fund is invested in securities of participating countries or countries that elect to participate at a later date, it could be adversely affected if the computer systems used by its applicable service providers are not properly prepared to handle the implementation of this single currency through completion of the process or the adoption of the Euro by additional countries in the future.

Restructuring of Adviser Funds
         Until April 26, 1996, Adviser Funds consisted of nine series of shares (U.S. Growth Fund, World Growth Fund (now named Delaware Overseas Equity Fund) and New Pacific Fund, as well as six other funds) and was named Lincoln Advisor Funds, Inc. ("LAF"). On February 23, 1996, LAF's Board of Directors approved a restructuring to integrate fully LAF into the Delaware Investments family of funds. The restructuring provided, among other things, for the liquidation of three funds; the appointment of Delaware Management Company, Inc. as the investment manager of each of the funds; the appointment of certain sub-advisers; changes in certain names, including: Lincoln U.S. Growth Portfolio to U.S. Growth Fund; Lincoln World Growth Portfolio to World Growth Fund; and Lincoln New Pacific Portfolio to New Pacific Fund; and the change of the LAF to Delaware Group Adviser Funds. The liquidations were completed on April 26, 1996 and following required shareholder approval of the investment management and sub-advisory arrangements at a meeting of shareholders held on May 3, 1996, the restructuring was consummated.

         In accordance with the restructuring, beginning May 6, 1996, the former Class D shares have been redesignated as the Institutional Class shares.

         On July 17, 1997, the Board of Trustees approved the liquidations of three additional funds. These liquidations were completed on September 19, 1997. Effective September 15, 1997, the name of World Growth Fund changed to Overseas Equity Fund.

         In accordance with the restructuring, the front-end sales charges for and 12b-1 Plan distribution fees assessable against Class A Shares and the contingent deferred sales charge schedule for Class B Shares, as well as its feature for conversion to Class A Shares, have been modified to be made consistent with the charges, fees and features that generally apply to all other Delaware Investments funds. The charges and fees previously applicable to the Class C Shares have not been changed.

         Beginning May 6, 1996, the charges, fees and features described in this Part B have been applied to the respective shares, except for Class B Shares purchased before that date. Class B Shares purchased prior to May 6, 1996 continue to be subject to the following contingent deferred sales charge schedule if redemptions are made during the time periods described: within the first year after purchase (5.0%); within the second year after purchase (4.0%); within the third year after purchase (4.0%); within the fourth year after purchase (3.0%); within the fifth year after purchase (2.0%); within the sixth year after purchase (1.0%); and thereafter, none. In addition, Class B Shares purchased prior to May 6, 1996 still will convert to Class A Shares after the expiration of approximately six years after purchase. Class B Shares purchased with reinvested dividends, whether effected before or after May 6, 1996, will be aggregated and converted pro-rata with other Class B Shares.

Noncumulative Voting
         Adviser Funds' shares have noncumulative voting rights which means that the holders of more than 50% of the shares of Adviser Funds voting for the election of trustees can elect all the trustees if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any trustees.

         This Part B does not include all of the information contained in the Registration Statement which is on file with the SEC.

FINANCIAL STATEMENTS

          Ernst & Young LLP serves as the independent auditors for Delaware Group Adviser Funds and, in its capacity as such, audits the financial statements of the Funds. Each Fund's Statement of Net Assets, Statement of Operations, Statement of Changes in Net Assets, Financial Highlights and Notes to Financial Statements, as well as the report of Ernst & Young LLP, for the fiscal year ended October 31, 1999 are included in each Fund's Annual Report to shareholders. The financial statements and financial highlights, the notes relating thereto and the report of Ernst & Young LLP are incorporated by reference from the Annual Report into this Part B. The Funds' previous auditors audited the financial highlights of the Funds for the fiscal periods ending on or before October 31, 1996.

APPENDIX A--INVESTMENT OBJECTIVES OF THE FUNDS IN THE DELAWARE INVESTMENTS
FAMILY

         Following is a summary of the investment objectives of the other funds in the Delaware Investments family:

Following is a summary of the investment objectives of the funds in the Delaware Investments family:

         Delaware Balanced Fund seeks long-term growth by a balance of capital appreciation, income and preservation of capital. It uses a dividend-oriented valuation strategy to select securities issued by established companies that are believed to demonstrate potential for income and capital growth. Delaware Devon Fund seeks current income and capital appreciation by investing primarily in income-producing common stocks, with a focus on common stocks the Manager believes have the potential for above average dividend increases over time.

         Delaware Trend Fund seeks long-term growth by investing in common stocks issued by emerging growth companies exhibiting strong capital appreciation potential.

         Delaware Small Cap Value Fund seeks capital appreciation by investing primarily in common stocks whose market values appear low relative to their underlying value or future potential.

         Delaware DelCap Fund seeks long-term capital growth by investing in common stocks and securities convertible into common stocks of companies that have a demonstrated history of growth and have the potential to support continued growth.

         Delaware Decatur Equity Income Fund seeks the highest possible current income by investing primarily in common stocks that provide the potential for income and capital appreciation without undue risk to principal. Delaware Growth and Income Fund seeks long-term growth by investing primarily in securities that provide the potential for income and capital appreciation without undue risk to principal. Delaware Blue Chip Fund seeks to achieve long-term capital appreciation. Current income is a secondary objective. It seeks to achieve these objectives by investing primarily in equity securities and any securities that are convertible into equity securities. Delaware Social Awareness Fund seeks to achieve long-term capital appreciation. It seeks to achieve this objective by investing primarily in equity securities of medium- to large-sized companies expected to grow over time that meet the Fund's "Social Criteria" strategy.

         Delaware Delchester Fund seeks as high a current income as possible by investing principally in high yield, high risk corporate bonds, and also in U.S. government securities and commercial paper. Delaware Strategic Income Fund seeks to provide investors with high current income and total return by using a multi-sector investment approach, investing principally in three sectors of the fixed-income securities markets: high yield, higher risk securities, investment grade fixed-income securities and foreign government and other foreign fixed-income securities. Delaware High-Yield Opportunities Fund seeks to provide investors with total return and, as a secondary objective, high current income. Delaware Corporate Bond Fund seeks to provide investors with total return by investing primarily in corporate bonds. Delaware Extended Duration Bond Fund seeks to provide investors with total return by investing primarily in corporate bonds.

         Delaware Limited-Term Government Fund seeks high, stable income by investing primarily in a portfolio of short- and intermediate-term securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and instruments secured by such securities.

         Delaware American Government Bond Fund seeks high current income by investing primarily in long-term debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

         Delaware Cash Reserve Fund seeks the highest level of income consistent with the preservation of capital and liquidity through investments in short-term money market instruments, while maintaining a stable net asset value.

         REIT Fund seeks to achieve maximum long-term total return with capital appreciation as a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry.

         Delaware Tax-Free USA Fund seeks high current income exempt from federal income tax by investing in municipal bonds of geographically-diverse issuers. Delaware Tax-Free Insured Fund invests in these same types of securities but with an emphasis on municipal bonds protected by insurance guaranteeing principal and interest are paid when due. Delaware Tax-Free USA Intermediate Fund seeks a high level of current interest income exempt from federal income tax, consistent with the preservation of capital by investing primarily in municipal bonds.

         Delaware Tax-Free Money Fund seeks high current income, exempt from federal income tax, by investing in short-term municipal obligations, while maintaining a stable net asset value.

         Delaware Tax-Free New Jersey Fund seeks a high level of current interest income exempt from federal income tax and New Jersey state and local taxes, consistent with preservation of capital. Delaware Tax-Free Ohio Fund seeks a high level of current interest income exempt from federal income tax and Ohio state and local taxes, consistent with preservation of capital. Delaware Tax-Free Pennsylvania Fund seeks a high level of current interest income exempt from federal income tax and Pennsylvania state and local taxes, consistent with the preservation of capital.

         Foundation Funds are "fund of funds" which invest in other funds in the Delaware Investments family (referred to as "Underlying Funds"). Foundation Funds Delaware Income Portfolio seeks a combination of current income and preservation of capital with capital appreciation by investing primarily in a mix of fixed income and domestic equity securities, including fixed income and domestic equity Underlying Funds. Foundation Funds Delaware Balanced Portfolio seeks capital appreciation with current income as a secondary objective by investing primarily in domestic equity and fixed income securities, including domestic equity and fixed income Underlying Funds. Foundation Funds Delaware Growth Portfolio seeks long term capital growth by investing primarily in equity securities, including equity Underlying Funds, and, to a lesser extent, in fixed income securities, including fixed-income Underlying Funds.

         Delaware International Equity Fund seeks to achieve long-term growth without undue risk to principal by investing primarily in international securities that provide the potential for capital appreciation and income. Delaware Global Bond Fund seeks to achieve current income consistent with the preservation of principal by investing primarily in global fixed-income securities that may also provide the potential for capital appreciation. Delaware Global Equity Fund seeks to achieve long-term total return by investing in global securities that provide the potential for capital appreciation and income. Delaware Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities of issuers located or operating in emerging countries.

         Delaware U.S. Growth Fund seeks to maximize capital appreciation by investing in companies of all sizes which have low dividend yields, strong balance sheets and high expected earnings growth rates relative to their industry. Delaware Overseas Equity Fund seeks to maximize total return (capital appreciation and income), principally through investments in an internationally diversified portfolio of equity securities. Delaware New Pacific Fund seeks long-term capital appreciation by investing primarily in companies which are domiciled in or have their principal business activities in the Pacific Basin.

         Delaware Group Premium Fund offers various funds available exclusively as funding vehicles for certain insurance company separate accounts. Growth and Income Series seeks the highest possible total rate of return by selecting

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issues that exhibit the potential for capital appreciation while providing higher than average dividend income. Delchester Series seeks as high a current income as possible by investing in rated and unrated corporate bonds, U.S. government securities and commercial paper. Capital Reserves Series seeks a high stable level of current income while minimizing fluctuations in principal by investing in a diversified portfolio of short- and intermediate-term securities. Cash Reserve Series seeks the highest level of income consistent with preservation of capital and liquidity through investments in short-term money market instruments. DelCap Series seeks long-term capital appreciation by investing its assets in a diversified portfolio of securities exhibiting the potential for significant growth. Delaware Balanced Series seeks a balance of capital appreciation, income and preservation of capital. It uses a dividend-oriented valuation strategy to select securities issued by established companies that are believed to demonstrate potential for income and capital growth. International Equity Series seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers that provide the potential for capital appreciation and income. Small Cap Value Series seeks capital appreciation by investing primarily in small-cap common stocks whose market values appear low relative to their underlying value or future earnings and growth potential. Emphasis will also be placed on securities of companies that may be temporarily out of favor or whose value is not yet recognized by the market. Trend Series seeks long-term capital appreciation by investing primarily in small-cap common stocks and convertible securities of emerging and other growth-oriented companies. These securities will have been judged to be responsive to changes in the market place and to have fundamental characteristics to support growth. Income is not an objective. Global Bond Series seeks to achieve current income consistent with the preservation of principal by investing primarily in global fixed-income securities that may also provide the potential for capital appreciation. Strategic Income Series seeks high current income and total return by using a multi-sector investment approach, investing primarily in three sectors of the fixed-income securities markets: high-yield, higher risk securities; investment grade fixed-income securities; and foreign government and other foreign fixed-income securities. Devon Series seeks current income and capital appreciation by investing primarily in income-producing common stocks, with a focus on common stocks that the investment manager believes have the potential for above-average dividend increases over time. Emerging Markets Series seeks to achieve long-term capital appreciation by investing primarily in equity securities of issuers located or operating in emerging countries. Convertible Securities Series seeks a high level of total return on its assets through a combination of capital appreciation and current income by investing primarily in convertible securities. Social Awareness Series seeks to achieve long-term capital appreciation by investing primarily in equity securities of medium to large-sized companies expected to grow over time that meet the Series' "Social Criteria" strategy. REIT Series seeks to achieve maximum long-term total return, with capital appreciation as a secondary objective, by investing in securities of companies primarily engaged in the real estate industry. Aggressive Growth Series seeks long-term capital appreciation. The Series attempts to achieve its investment objective by investing primarily in equity securities of companies which the manager believes have the potential for high earnings growth. U.S. Growth Series seeks to maximize capital appreciation. The Series seeks to achieve its investment objective by investing in companies of all sizes which have low dividend yields, strong balance sheets and high expected earnings growth rates relative to their industry.

         Delaware U.S. Government Securities Fund seeks to provide a high level of current income consistent with the prudent investment risk by investing in U.S. Treasury bills, notes, bonds, and other obligations issued or unconditionally guaranteed by the full faith and credit of the U.S. Treasury, and repurchase agreements fully secured by such obligations.

         Delaware Tax-Free Arizona Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Arizona personal income tax, consistent with the preservation of capital. Delaware Minnesota Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with the preservation of capital.

         Delaware Tax-Free Minnesota Intermediate Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with preservation of capital. The Fund seeks to reduce market risk by maintaining an average weighted maturity from five to ten years.

         Delaware Tax-Free California Insured Fund seeks to provide a high level of current income exempt from federal income tax and the California personal income tax, consistent with the preservation of capital. Delaware Tax-Free Florida Insured Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. The Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax. Delaware Tax-Free Florida Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. The Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax. Delaware Tax-Free Kansas Fund seeks to provide a high level of current income exempt from federal income tax, the Kansas personal income tax and the Kansas intangible personal property tax, consistent with the preservation of capital. Delaware Tax-Free Missouri Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Missouri personal income tax, consistent with the preservation of capital. Delaware Tax-Free New Mexico Fund seeks to provide a high level of current income exempt from federal income tax and the New Mexico personal income tax, consistent with the preservation of capital. Delaware Tax-Free Oregon Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Oregon personal income tax, consistent with the preservation of capital.

         Delaware Tax-Free Arizona Fund seeks to provide a high level of current income exempt from federal income tax and the Arizona personal income tax, consistent with the preservation of capital. Delaware Tax-Free California Fund seeks to provide a high level of current income exempt from federal income tax and the California personal income tax, consistent with the preservation of capital. Delaware Tax-Free Iowa Fund seeks to provide a high level of current income exempt from federal income tax and the Iowa personal income tax, consistent with the preservation of capital. Delaware Tax-Free Idaho Fund seeks to provide a high level of current income exempt from federal income tax and the Idaho personal income tax, consistent with the preservation of capital. Delaware Minnesota High-Yield Municipal Bond Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax primarily through investment in medium and lower grade municipal obligations. Delaware National High-Yield Municipal Fund seeks to provide a high level of income exempt from federal income tax, primarily through investment in medium and lower grade municipal obligations. Delaware Tax-Free New York Fund seeks to provide a high level of current income exempt from federal income tax and the personal income tax of the state of New York and the city of New York, consistent with the preservation of capital. Delaware Tax-Free Wisconsin Fund seeks to provide a high level of current income exempt from federal income tax and the Wisconsin personal income tax, consistent with the preservation of capital. Delaware Montana Municipal Bond Fund seek as high a level of current income exempt from federal income tax and from the Montana personal income tax, as is consistent with preservation of capital.

         Delaware Tax-Free Colorado Fund seeks to provide a high level of current income exempt from federal income tax and the Colorado personal income tax, consistent with the preservation of capital.

         Delaware Tax-Free Minnesota Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with the preservation of capital. Delaware Tax-Free North Dakota Fund seeks to provide a high level of current income exempt from federal income tax and the North Dakota personal income tax, consistent with the preservation of capital.

         Delaware Select Growth Fund seeks long-term capital appreciation, which the Fund attempts to achieve by investing primarily in equity securities believed to have the potential for high earnings growth. Although the Fund, in seeking its objective, may receive current income from dividends and interest, income is only an incidental consideration in the selection of the Fund's investments. Delaware Growth Stock Fund has an objective of long-term capital appreciation. The Fund seeks to achieve its objective from equity securities diversified among individual companies and industries. Delaware Tax-Efficient Equity Fund seeks to obtain for taxable investors a high total return on an after-tax basis. The Fund will attempt to achieve this objective by seeking to provide a high long-term after-tax total return through managing its portfolio in a manner that will defer the realization of accrued capital gains and minimize dividend income.

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         For more complete information about any of the funds in the Delaware
Investments family, including charges and expenses, you can obtain a prospectus from the Distributor. Read it carefully before you invest or forward funds.

         Each of the summaries above is qualified in its entirety by the information contained in each fund's prospectus(es).

                                      -89-